STATEMENT OF ADDITIONAL INFORMATION
October 28, 2011

Columbia Funds Series Trust II
Columbia 120/20 Contrarian Equity Fund
Class A: RCEAX	Class B: RZZBX	Class C: RECCX
Class I: —	Class Z: CCEZX
Columbia Absolute Return Currency and Income Fund
Class A: RARAX	Class B: —	Class C: RARCX
Class I: RVAIX	Class W: RACWX	Class Z: CACZX
Columbia Absolute Return Emerging Markets Macro Fund
Class A: CMMAX	Class B*: CMMBX	Class C: CMMCX
Class I: CMMIX	Class R: CMMRX	Class W: CMMWX
Class Z: CMMZX
Columbia Absolute Return Enhanced Multi-Strategy Fund
Class A: CEMAX	Class B*: CEMBX	Class C: CEMCX
Class I: CASIX	Class R: CAMRX	Class W: CAEWX
Class Z: CEMZX
Columbia Absolute Return Multi-Strategy Fund
Class A: CMSAX	Class B*: CMSBX	Class C: CRMCX
Class I: CMSIX	Class R: CAMRX	Class W: CAEWX
Class Z: CARZX
Columbia AMT-Free Tax-Exempt Bond Fund
Class A: INTAX	Class B: ITEBX	Class C: RTCEX
Class Z: CATZX
Columbia Asia Pacific ex-Japan Fund
Class A: CAJAX	Class C: CAJCX	Class R: CAJRX
Class R5: TAPRX	Class Z: CAJZX
Columbia Diversified Bond Fund
Class A: INBNX	Class B: ININX	Class C: AXBCX
Class I: RDBIX	Class R: —	Class R3: RSDBX
Class R4: IDBYX	Class R5: RSVBX	Class W: RVBWX
Class Z: CDBZX
Columbia Diversified Equity Income Fund
Class A: INDZX	Class B: IDEBX	Class C: ADECX
Class I: ADIIX	Class R: RDEIX	Class R3: RDERX
Class R4: IDQYX	Class R5: RSEDX	Class W: —
Class Z: CDVZX
Columbia Dividend Opportunity Fund
Class A: INUTX	Class B: IUTBX	Class C: ACUIX
Class I: RSOIX	Class R: RSOOX	Class R4: RSORX
Class R5: RSDFX	Class W: —	Class Z: CDOZX
Columbia Emerging Markets Bond Fund
Class A: REBAX	Class B: —	Class C: REBCX
Class I: RSMIX	Class R4: —	Class W: REMWX
Class Z: CMBZX
Columbia Emerging Markets Opportunity Fund
Class A: IDEAX	Class B: IEMBX	Class C: RMCEX
Class I: RSRIX	Class R: REMRX	Class R4: —
Class R5: REMFX	Class W: CMOWX	Class Z: CEOZX
Columbia Equity Value Fund
Class A: IEVAX	Class B: INEGX	Class C: REVCX
Class I: —	Class R: REVRX	Class R3: RSEVX
Class R4: AEVYX	Class R5: RSEYX	Class W: CEVWX
Class Z: CEVZX
Columbia European Equity Fund
Class A: AXEAX	Class B: AEEBX	Class C: REECX
Class I: —	Class R4: —	Class Z: CEEZX
Columbia Floating Rate Fund
Class A: RFRAX	Class B: RSFBX	Class C: RFRCX
Class I: RFRIX	Class R: CFRRX	Class R4: —
Class R5: RFRFX	Class W: RFRWX	Class Z: CFRZX
Columbia Frontier Fund
Class A: SLFRX	Class B: SLFBX	Class C: SLFCX
Class I: —	Class R: SFFRX	Class R4: SFFTX
Class R5: SFFIX	Class Z: CFOZX
Columbia Global Bond Fund
Class A: IGBFX	Class B: IGLOX	Class C: AGBCX
Class I: AGBIX	Class R: —	Class R4: RGBRX
Class W: RGBWX	Class Z: CGBZX
Columbia Global Equity Fund
Class A: IGIGX	Class B: IDGBX	Class C: RGCEX
Class I: —	Class R: —	Class R4: IDGYX
Class R5: RGERX	Class W: —	Class Z: CGEZX
Columbia Global Extended Alpha Fund
Class A: RTAAX	Class B: —	Class C: RTACX
Class I: —	Class R: REAOX	Class R4: REYRX
Class Z: CEAZX
Columbia Government Money Market Fund
Class A: SCMXX	Class B: SCBXX	Class C: SCCXX
Class R: SMRXX	Class R5: SMIXX	Class Z: CGZXX
Columbia High Yield Bond Fund
Class A: INEAX	Class B: IEIBX	Class C: APECX
Class I: RSHIX	Class R: —	Class R3: —
Class R4: RSHYX	Class R5: RSHRX	Class W: RHYWX
Class Z: CHYZX
Columbia Income Builder Fund
Class A: RBBAX	Class B: RBBBX	Class C: RBBCX
Class R: CBURX	Class R4: —	Class Z: CBUZX
Columbia Income Opportunities Fund
Class A: AIOAX	Class B: AIOBX	Class C: RIOCX
Class I: AOPIX	Class R: CIORX	Class R4: —
Class W: CIOWX	Class Z: CIOZX
Columbia Inflation Protected Securities Fund
Class A: APSAX	Class B: APSBX	Class C: RIPCX
Class I: AIPIX	Class R: RIPRX	Class R4: —
Class W: RIPWX	Class Z: CIPZX
Columbia Large Core Quantitative Fund
Class A: AQEAX	Class B: AQEBX	Class C: RDCEX
Class I: ALEIX	Class R: —	Class R4: RQEYX
Class R5: RSIPX	Class W: RDEWX	Class Z: CCRZX
Columbia Large Growth Quantitative Fund
Class A: RDLAX	Class B: —	Class C: RDLCX
Class I: RDLIX	Class R: —	Class R4: RDLFX
Class W: RDLWX	Class Z: CLQZX
Columbia Large Value Quantitative Fund
Class A: RLCAX	Class B: —	Class C: RDCCX
Class I: —	Class R: RLCOX	Class R4: RLCYX
Class T: CVQTX	Class W: RLCWX	Class Z: CVQZX
Columbia Limited Duration Credit Fund
Class A: ALDAX	Class B: ALDBX	Class C: RDCLX
Class I: ALDIX	Class R4: —	Class W: RLDWX
Class Z: CLDZX
Columbia Marsico Flexible Capital Fund
Class A: CCMAX	Class C: CCFCX	Class I: —
Class R: CCFRX	Class Z: CCMZX
Columbia Mid Cap Growth Opportunity Fund
Class A: INVPX	Class B: IDQBX	Class C: AESCX
Class I: AQUIX	Class R: —	Class R3: —
Class R4: IESYX	Class Z: CVOZX
Columbia Mid Cap Value Opportunity Fund
Class A: AMVAX	Class B: AMVBX	Class C: AMVCX
Class I: RMCIX	Class R: RMVTX	Class R3: RMCRX
Class R4: RMCVX	Class R5: RSCMX	Class W: —
Class Z: CMOZX
Columbia Minnesota Tax-Exempt Fund
Class A: IMNTX	Class B: IDSMX	Class C: RMTCX
Class Z: CMNZX
Columbia Money Market Fund
Class A: IDSXX	Class B: ACBXX	Class C: RCCXX
Class I: RCIXX	Class R: RVRXX	Class R5: —
Class W: RCWXX	Class Z: IDYXX

Columbia Multi-Advisor International Value Fund
Class A: APIAX	Class B: AXIBX	Class C: APICX
Class I: APRIX	Class R4: —	Class Z: CMVZX
Columbia Multi-Advisor Small Cap Value Fund
Class A: ASVAX	Class B: ASVBX	Class C: APVCX
Class I: —	Class R: RSVTX	Class R3: RSVRX
Class R4: RSGLX	Class R5: RSCVX	Class Z: CMAZX
Columbia Portfolio Builder Aggressive Fund
Class A: AXBAX	Class B: AXPBX	Class C: RBGCX
Class R: CPARX	Class R4: —	Class Z: CPAZX
Columbia Portfolio Builder Conservative Fund
Class A: ABDAX	Class B: ABBDX	Class C: RPCCX
Class R: CBURX	Class R4: —	Class Z: CBVZX
Columbia Portfolio Builder Moderate Aggressive Fund
Class A: AXMAX	Class B: ABMBX	Class C: AGECX
Class R: CBARX	Class R4: —	Class Z: CBAZX
Columbia Portfolio Builder Moderate Conservative Fund
Class A: AUCAX	Class B: AMDBX	Class C: RBMCX
Class R: CPMRX	Class R4: —	Class Z: CPMZX
Columbia Portfolio Builder Moderate Fund
Class A: ABUAX	Class B: AURBX	Class C: AMTCX
Class R: CBMRX	Class R4: —	Class Z: CBMZX
Columbia Recovery and Infrastructure Fund
Class A: RRIAX	Class B: RRIBX	Class C: RRICX
Class I: RRIIX	Class R: RRIRX	Class R4: RRIYX
Class R5: RRIZX	Class Z: CRIZX
Columbia Retirement Plus 2010 Fund
Class A: —	Class C: CRTCX	Class R: —
Class Z: RSSPX
Columbia Retirement Plus 2015 Fund
Class A: —	Class C: CRPCX	Class R: —
Class Z: RSFNX
Columbia Retirement Plus 2020 Fund
Class A: —	Class C: CRUCX	Class R: —
Class Z: RSNFX
Columbia Retirement Plus 2025 Fund
Class A: —	Class C: CRLCX	Class R: —
Class Z: RSMEX
Columbia Retirement Plus 2030 Fund
Class A: —	Class C: CRRCX	Class R: —
Class Z: RPTYX
Columbia Retirement Plus 2035 Fund
Class A: —	Class C: CRPZX	Class R: —
Class Z: RPOYX
Columbia Retirement Plus 2040 Fund
Class A: —	Class C: CRWCX	Class R: —
Class Z: RPFYX
Columbia Retirement Plus 2045 Fund
Class A: —	Class C: CRFCX	Class R: —
Class R4: RSNNX	Class Z: RRPYX
Columbia Select Large-Cap Value Fund
Class A: SLVAX	Class B: SLVBX	Class C: SVLCX
Class I: —	Class R: SLVRX	Class R4: SLVTX
Class R5: SLVIX	Class W: CSVWX	Class Z: CSVZX
Columbia Select Smaller-Cap Value Fund
Class A: SSCVX	Class B: SSCBX	Class C: SVMCX
Class I: —	Class R: SSVRX	Class R4: SSLRX
Class R5: SSVIX	Class Z: CSSZX
Columbia Seligman Communications and Information Fund
Class A: SLMCX	Class B: SLMBX	Class C: SCICX
Class I: —	Class R: SCIRX	Class R3: SCIOX
Class R4: SCIFX	Class R5: SCMIX	Class Z: CCIZX
Columbia Seligman Global Technology Fund
Class A: SHGTX	Class B: SHTBX	Class C: SHTCX
Class I: —	Class R: SGTRX	Class R4: SGTSX
Class R5: SGTTX	Class Z: CSGZX
Columbia Strategic Allocation Fund
Class A: IMRFX	Class B: IMRBX	Class C: RSSCX
Class I: —	Class R: —	Class R4: IDRYX
Class Z: CSAZX
Columbia U.S. Government Mortgage Fund
Class A: AUGAX	Class B: AUGBX	Class C: AUGCX
Class I: RVGIX	Class R4: RSGYX	Class Z: CUGZX

*	Class is available for exchange only.

This is the Statement of Additional Information (“SAI”) for each of the funds listed on the previous pages. This SAI is not a prospectus. It should be read together with the appropriate current fund prospectus, the date of which can be found in Table 1 of this SAI.

Each fund’s financial statements for its most recent fiscal period are contained in the fund’s annual or semiannual report to shareholders. The Independent Registered Public Accounting Firm’s Report and the Financial Statements, including Notes to the Financial Statements and the Schedule of Investments in Securities and any applicable Schedule of Affiliated Funds, contained in the Annual Report, are incorporated in this SAI by reference. No other portion of the Annual Report is incorporated by reference. For a free copy of a fund prospectus, annual or semiannual report, contact your financial intermediary (or selling/servicing agent) or write to the family of funds, which includes Columbia and Columbia Acorn branded funds (collectively, the “Fund Family”), at c/o Columbia Management Investment Services Corp., P.O. Box 8081, Boston, MA 02266-8081, call 800.345.6611 or visit columbiamanagement.com.

Each fund is governed by a Board of Trustees (the “Board”) that meets regularly to review a wide variety of matters affecting the funds. Detailed information about fund governance, the funds’ investment manager, Columbia Management Investment Advisers, LLC (the “investment manager” or “Columbia Management”), a wholly-owned subsidiary of Ameriprise Financial, Inc. (“Ameriprise Financial”), and other aspects of fund management can be found by referencing the Table of Contents or the List of Tables on the following pages.

Statement of Additional Information – Oct. 28, 2011

Table of Contents

Fundamental and Nonfundamental Investment Policies	p. 4
Investment Strategies and Types of Investments	p. 10
Information Regarding Risks and Investment Strategies	p. 12
Securities Transactions	p. 44
Brokerage Commissions Paid to Brokers Affiliated with the Investment Manager	p. 54
Valuing Fund Shares	p. 55
Portfolio Holdings Disclosure	p. 64
Proxy Voting	p. 67
Investing in a Fund	p. 70
Selling Shares	p. 76
Pay-out Plans	p. 77
Capital Loss Carryover	p. 77
Taxes	p. 79
Service Providers	p. 84
Investment Management Services	p. 84
Administrative Services	p. 119
Transfer Agency Services	p. 122
Plan Administration Services	p. 123
Distribution Services	p. 123
Plan and Agreement of Distribution	p. 125
Payments to Financial Intermediaries	p. 130
Custodian Services	p. 132
Board Services Corporation	p. 132
Organizational Information	p. 133
Board Members and Officers	p. 138
Control Persons and Principal Holders of Securities	p. 155
Information Regarding Pending and Settled Legal Proceedings	p. 177
Independent Registered Public Accounting Firm	p. 178
Appendix A: Description of Ratings	p. A-1
Appendix B: State Risk Factors	p. B-1
Appendix C: Proxy Voting Guidelines	p. C-1
Appendix D: Class A — Calculation of the Sales Charge	p. D-1
Appendix E: Legacy Columbia Funds	p. E-1
Appendix F: Legacy RiverSource Funds	p. F-1

Statement of Additional Information – Oct. 28, 2011	Page 1

List of Tables

1.	Fund Fiscal Year Ends, Prospectus Date and Investment Categories	p. 3
2.	Fundamental Policies	p. 4
3.	Investment Strategies and Types of Investments	p. 10
4.	Total Brokerage Commissions	p. 47
5.	Brokerage Directed for Research, and Turnover Rates	p. 49
6.	Securities of Regular Brokers or Dealers	p. 51
7.	Brokerage Commissions Paid to Investment Manager or Affiliates	p. 55
8.	Valuing Fund Shares	p. 55
9.	Class A — Initial Sales Charge	p. 70
10.	Public Offering Price	p. 71
11.	Capital Loss Carryover	p. 77
12.	Corporate Deduction and Qualified Dividend Income	p. 81
13.	Investment Management Services Agreement Fee Schedule	p. 84
14.	PIA Indexes	p. 91
15A.	Performance Incentive Adjustment Calculation	p. 92
15B.	Performance Incentive Adjustment Calculation	p. 93
16.	Management Fees and Nonadvisory Expenses	p. 94
17.	Subadvisers and Subadvisory Agreement Fee Schedules	p. 97
18.	Subadvisory Fees	p. 98
19.	Portfolio Managers	p. 99
20.	Administrative Services Agreement Fee Schedule	p. 119
21.	Administrative Fees	p. 121
22.	Sales Charges Paid to Distributor	p. 123
23.	12b-1 Fees	p. 127
24.	Unreimbursed Distribution Expenses	p. 129
25.	Fund History Table	p. 134
26.	Board Members	p. 138
27.	Fund Officers	p. 142
28.	Committee Meetings	p. 146
29.	Board Member Holdings	p. 147
30.	Board Member Compensation — All Funds	p. 152
31.	Board Member Compensation — Individual Funds	p. 153
32.	Control Persons and Principal Holders of Securities	p. 155

Statement of Additional Information – Oct. 28, 2011	Page 2

Table 1. Fund Fiscal Year Ends, Prospectus Date and Investment Categories

Fund	Fiscal Year End	Prospectus Date	Fund Investment Category
Columbia 120/20 Contrarian Equity	April 30	June 29, 2011	Equity

Columbia Absolute Return Currency and Income	October 31	Dec. 30, 2010	Taxable fixed income*

Columbia Absolute Return Emerging Markets Macro	May 31	Aug. 1, 2011	Equity

Columbia Absolute Return Enhanced Multi-Strategy	May 31	Aug. 1, 2011	Equity

Columbia Absolute Return Multi-Strategy	May 31	Aug. 1, 2011	Taxable fixed income

Columbia AMT-Free Tax-Exempt Bond	November 30	Jan. 28, 2011	Tax-exempt fixed income

Columbia Asia Pacific ex-Japan	October 31	Dec. 30, 2010	Equity

Columbia Diversified Bond	August 31	Oct. 28, 2011	Taxable fixed income

Columbia Diversified Equity Income	September 30	Nov. 29, 2010	Equity

Columbia Dividend Opportunity	June 30	Aug. 27, 2010	Equity

Columbia Emerging Markets Bond	October 31	Dec. 30, 2010	Taxable fixed income

Columbia Emerging Markets Opportunity	October 31	Dec. 30, 2010	Equity

Columbia Equity Value	March 31	May 27, 2011	Equity

Columbia European Equity	October 31	Dec. 30, 2010	Equity

Columbia Floating Rate	July 31	Sept. 29, 2011	Taxable fixed income

Columbia Frontier	October 31	Dec. 30, 2010	Equity

Columbia Global Bond	October 31	Dec. 30, 2010	Taxable fixed income

Columbia Global Equity	October 31	Dec. 30, 2010	Equity

Columbia Global Extended Alpha Fund	October 31	Dec. 30, 2010	Equity

Columbia Government Money Market	December 31	March 7, 2011	Taxable Money Market

Columbia High Yield Bond	May 31	Aug. 1, 2011	Taxable fixed income

Columbia Income Builder Fund	January 31	April 11, 2011	Fund-of-funds – fixed income

Columbia Income Opportunities	July 31	Sept. 29, 2011	Taxable fixed income

Columbia Inflation Protected Securities	July 31	Sept. 29, 2011	Taxable fixed income

Columbia Large Core Quantitative Equity	July 31	Sept. 29, 2011	Equity

Columbia Large Growth Quantitative	September 30	Nov. 29, 2010	Equity

Columbia Large Value Quantitative	September 30	Nov. 29, 2010	Equity

Columbia Limited Duration Credit	July 31	Sept. 29, 2011	Taxable fixed income

Columbia Marsico Flexible Capital	August 31	Oct. 28, 2011	Equity

Columbia Mid Cap Growth Opportunity	November 30	Jan. 22, 2010	Equity

Columbia Mid Cap Value Opportunity	September 30	Nov. 29, 2010	Equity

Columbia Minnesota Tax-Exempt	August 31	Oct. 28, 2011	State tax-exempt fixed income

Columbia Money Market	July 31	Sept. 29, 2011	Taxable money market

Columbia Multi-Advisor International Value	October 31	Dec. 30, 2010	Equity

Columbia Multi-Advisor Small Cap Value	May 31	Aug. 1, 2011	Equity

Columbia Portfolio Builder Aggressive	January 31	April 11, 2011	Fund-of-funds – equity

Columbia Portfolio Builder Conservative	January 31	April 11, 2011	Fund-of-funds – fixed income

Columbia Portfolio Builder Moderate	January 31	April 11, 2011	Fund-of-funds – equity

Columbia Portfolio Builder Moderate Aggressive	January 31	April 11, 2011	Fund-of-funds – equity

Columbia Portfolio Builder Moderate Conservative	January 31	April 11, 2011	Fund-of-funds – fixed income

Columbia Recovery and Infrastructure	April 30	July 1, 2011	Equity

Columbia Retirement Plus 2010	April 30	June 29, 2011	Fund-of-funds – equity

Columbia Retirement Plus 2015	April 30	June 29, 2011	Fund-of-funds – equity

Columbia Retirement Plus 2020	April 30	June 29, 2011	Fund-of-funds – equity

Columbia Retirement Plus 2025	April 30	June 29, 2011	Fund-of-funds – equity

Columbia Retirement Plus 2030	April 30	June 29, 2011	Fund-of-funds – equity

Columbia Retirement Plus 2035	April 30	June 29, 2011	Fund-of-funds – equity

Columbia Retirement Plus 2040	April 30	June 29, 2011	Fund-of-funds – equity

Columbia Retirement Plus 2045	April 30	June 29, 2011	Fund-of-funds – equity

Columbia Select Large-Cap Value	December 31	March 7, 2011	Equity

Statement of Additional Information – Oct. 28, 2011	Page 3

Fund	Fiscal Year End	Prospectus Date	Fund Investment Category
Columbia Select Smaller-Cap Value	December 31	March 7, 2011	Equity

Columbia Seligman Communications and Information	December 31	March 7, 2011	Equity

Columbia Seligman Global Technology	October 31	Dec. 30, 2010	Equity

Columbia Strategic Allocation	September 30	Nov. 29, 2010	Balanced

Columbia U.S. Government Mortgage	May 31	Aug. 1, 2011	Taxable fixed income

*	The taxable fixed income fund investment category includes Columbia Absolute Return Currency and Income Fund, which is an alternative investment strategy.

Fundamental and Nonfundamental Investment Policies

Fundamental investment policies adopted by a fund cannot be changed without the approval of a majority of the outstanding voting securities of the fund (i.e., shareholders) as defined in the Investment Company Act of 1940, as amended (the “1940 Act”). Nonfundamental investment policies may be changed by the Board at any time.

Notwithstanding any of a fund’s other investment policies, each fund, subject to certain limitations, may invest its assets in an open-end management investment company having substantially the same investment objectives, policies, and restrictions as the fund for the purpose of having those assets managed as part of a combined pool.

FUNDAMENTAL POLICIES

Fundamental policies are policies that can be changed only with shareholder approval. The chart below shows fund-specific policies that may be changed only with shareholder approval. The chart indicates whether or not the fund has a policy on a particular topic. A dash indicates that the fund does not have a policy on a particular topic. Please see “Investment Strategies and Types of Investments” for more information regarding your fund’s investment strategies. The specific policy is stated in the paragraphs that follow the table.

Table 2. Fundamental Policies

				D							K
	A		C	Invest	E					J	Buy on
	Buy or	B	Buy more	more than	Concentrate	F	G		I	Issue	margin/
	sell real	Buy or sell	than 10% of	5% in an	in any one	Invest less	Act as an	H	Borrow	senior	sell
Fund	estate	commodities	an issuer	issuer	industry	than 80%	underwriter	Lending	money	securities	short

Columbia 120/20 Contrarian Equity	A1	B4	C1	D1	E6	—	G1	H1	I1	J1	—

Columbia Absolute Return Currency and Income	A1	B1	C2	C2	E5	—	G1	H1	I1	J1	—

Columbia Absolute Return Emerging Markets Macro	A1	B4	—	—	E12	—	G1	H1	I1	J1	—

Columbia Absolute Return Enhanced Multi-Strategy	A1	B4	C2	C2	E1	—	G1	H1	I1	J1	—

Columbia Absolute Return Multi-Strategy	A1	B4	C2	C2	E1	—	G1	H1	I1	J1	—

Columbia AMT-Free Tax-Exempt Bond	A1	B1	C1	D1	E7	F2	G1	H1	I1	J1	—

Columbia Asia Pacific ex-Japan	A1	B2	C2	C2	E1	—	G1	H1	I1	J1	—

Columbia Diversified Bond	A1	B1	C1	D1	E1	—	G1	H1	I1	J1	—

Columbia Diversified Equity Income	A1	B1	C1	D1	E1	—	G1	H1	I1	J1	—

Columbia Dividend Opportunity	A1	B1	C1	D1	E1	—	G1	H1	I1	J1	—

Columbia Emerging Markets Bond	A1	B3	—	—	E3	—	G1	H1	I1	J1	—

Columbia Emerging Markets Opportunity	A1	B1	C1	D1	E1	—	G1	H1	I1	J1	—

Columbia Equity Value	A1	B1	C1	D1	E1	—	G1	H1	I1	J1	—

Columbia European Equity	A1	B1	—	—	E1	—	G1	H1	I1	J1	—

Columbia Floating Rate	A1	B3	C1	D1	E4	—	G1	H1	I1	J1	—

Columbia Frontier	A3	B5	C3	C3	E8	—	G2	H2	J2	J2	K2

Columbia Global Bond	A1	B1	C1	—	E1	—	G1	H1	I1	J1	—

Columbia Global Equity	A1	B1	C1	D1	E1	—	G1	H1	I1	J1	—

Columbia Global Extended Alpha	A1	B2	C2	C2	E1	—	G1	H1	I1	J1	—

Columbia Government Money Market	A4	—	C4	C4	E9	—	G3	H3	J3	J3	G3

Statement of Additional Information – Oct. 28, 2011	Page 4

				D							K
	A		C	Invest	E					J	Buy on
	Buy or	B	Buy more	more than	Concentrate	F	G		I	Issue	margin/
	sell real	Buy or sell	than 10% of	5% in an	in any one	Invest less	Act as an	H	Borrow	senior	sell
Fund	estate	commodities	an issuer	issuer	industry	than 80%	underwriter	Lending	money	securities	short

Columbia High Yield Bond	A1	B1	C1	D1	E1	—	G1	H1	I1	J1	—

Columbia Income Builder Fund*	A1	B3	C2	C2	E2	—	G1	H1	I1	J1	—

Columbia Income Opportunities	A1	B1	C1	D1	E1	—	G1	H1	I1	J1	—

Columbia Inflation Protected Securities	A1	B1	—	—	E1	—	G1	H1	I1	J1	—

Columbia Large Core Quantitative	A1	B1	C1	D1	E1	—	G1	H1	I1	J1	—

Columbia Large Growth Quantitative	A1	B2	C1	D1	E1	—	G1	H1	I1	J1	—

Columbia Large Value Quantitative	A1	B2	C2	C2	E1	—	G1	H1	I1	J1	—

Columbia Limited Duration Credit	A1	B1	C1	D1	E1	—	G1	H1	I1	J1	—

Columbia Marsico Flexible Capital	A5	B3	—	—	E11	—	G1	H1	I1	J1	—

Columbia Mid Cap Growth Opportunity	A1	B1	C1	D1	E1	—	G1	H1	I1	J1	—

Columbia Mid Cap Value Opportunity	A1	B1	C1	D1	E1	—	G1	H1	I1	J1	—

Columbia Minnesota Tax-Exempt	A1	B1	—	—	E7	F1	G1	H1	I1	J1	—

Columbia Money Market	A2	A2	C1	D1	E7	—	G1	H1	I1	J1	K1

Columbia Multi-Advisor International Value	A1	B2	C1	D1	E1	—	G1	H1	I1	J1	—

Columbia Multi-Advisor Small Cap Value	A1	B2	—	—	E1	—	G1	H1	I1	J1	—

Columbia Portfolio Builder Aggressive*	A1	B1	C2	C2	E2	—	G1	H1	I1	J1	—

Columbia Portfolio Builder Conservative*	A1	B1	C2	C2	E2	—	G1	H1	I1	J1	—

Columbia Portfolio Builder Moderate*	A1	B1	C2	C2	E2	—	G1	H1	I1	J1	—

Columbia Portfolio Builder Moderate Aggressive*	A1	B1	C2	C2	E2	—	G1	H1	I1	J1	—

Columbia Portfolio Builder Moderate Conservative*	A1	B1	C2	C2	E2	—	G1	H1	I1	J1	—

Columbia Recovery and Infrastructure	A1	B3	—	—	E1	—	G1	H1	I1	J1	—

Columbia Retirement Plus 2010*	A1	B3	C2	C2	E2	—	G1	H1	I1	J1	—

Columbia Retirement Plus 2015*	A1	B3	C2	C2	E2	—	G1	H1	I1	J1	—

Columbia Retirement Plus 2020*	A1	B3	C2	C2	E2	—	G1	H1	I1	J1	—

Columbia Retirement Plus 2025*	A1	B3	C2	C2	E2	—	G1	H1	I1	J1	—

Columbia Retirement Plus 2030*	A1	B3	C2	C2	E2	—	G1	H1	I1	J1	—

Columbia Retirement Plus 2035*	A1	B3	C2	C2	E2	—	G1	H1	I1	J1	—

Columbia Retirement Plus 2040*	A1	B3	C2	C2	E2	—	G1	H1	I1	J1	—

Columbia Retirement Plus 2045*	A1	B3	C2	C2	E2	—	G1	H1	I1	J1	—

Columbia Select Large-Cap Value	A3	B5	C3	C3	E8	—	G2	H2	J2	J2	K2

Columbia Select Smaller-Cap Value	A3	B5	C3	C3	E8	—	G2	H2	J2	J2	K2

Columbia Seligman Communications and Information	A3	B5	C3	C3	E10	—	G2	H2	J2	J2	K2

Columbia Seligman Global Technology	A3	B5	C3	C3	E8	—	G2	H2	J2	J2	K2

Columbia Strategic Allocation	A1	B1	C1	D1	E1	—	G1	H1	I1	J1	—

Columbia U.S. Government Mortgage	A1	B1	C1	D1	E1	—	G1	H1	I1	J1	—

*	The fund-of-funds invests in a combination of underlying funds. These underlying funds have adopted their own investment policies that may be more or less restrictive than those of the fund-of-funds. The policies of the underlying funds may permit a fund to engage in investment strategies indirectly that would otherwise be prohibited under the fund’s investment restrictions.

A.	Buy or sell real estate

A1 –	The fund will not buy or sell real estate, unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business or real estate investment trusts. For purposes of this policy, real estate includes real estate limited partnerships.

A2 –	The fund will not buy or sell real estate, commodities or commodity contracts. For purposes of this policy, real estate includes real estate limited partnerships.

Statement of Additional Information – Oct. 28, 2011	Page 5

A3 –	The fund will not purchase or hold any real estate, except that a fund may invest in securities secured by real estate or interests therein or issued by persons (other than real estate investment trusts) which deal in real estate or interests therein.

A4 –	The fund will not buy or hold any real estate or securities of corporations or trusts whose principal business is investing in interests in real estate.

A5 –	The fund will not buy or sell real estate, unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business real estate investment trusts (REITs) or entities similar to REITs formed under the laws of non-U.S. companies. For purposes of this policy, real estate includes real estate limited partnerships.

B.	Buy or sell physical commodities

B1 –	The fund will not buy or sell physical commodities unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the fund from buying or selling options and futures contracts or from investing in securities or other instruments backed by, or whose value is derived from, physical commodities.

B2 –	The fund will not buy or sell physical commodities unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the fund from buying or selling options, futures contracts and foreign currency or from investing in securities or other instruments backed by, or whose value is derived from, physical commodities.

B3 –	The fund will not buy or sell physical commodities unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the fund from buying or selling options, futures contracts and foreign currency (and, in the case of Columbia Marsico Flexible Capital, swaps) or from entering into forward currency contracts or from investing in securities or other instruments backed by, or whose value is derived from, physical commodities.

B4 –	The fund will not buy or sell commodities, except that the fund may to the extent consistent with its investment objective(s), invest in securities of companies that purchase or sell commodities or which invest in such programs, and purchase and sell options, forward contracts, futures contracts, and options on futures contracts and enter into swap contracts and other financial transactions relating to commodities. This restriction does not apply to foreign currency transactions including without limitation forward currency contracts.

B5 –	The fund will not purchase or sell commodities or commodity contracts, except to the extent permissible under applicable law and interpretations, as they may be amended from time to time.

C.	Buy more than 10% of an issuer

C1 –	The fund will not purchase more than 10% of the outstanding voting securities of an issuer, except that up to 25% of the fund’s assets may be invested without regard to this 10% limitation. For tax-exempt funds, for purposes of this policy, the terms of a municipal security determine the issuer.

C2 –	The fund will not purchase securities (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) of any one issuer if, as a result, more than 5% of its total assets will be invested in the securities of such issuer or it would own more than 10% of the voting securities of such issuer, except that: (a) up to 25% of its total assets may be invested without regard to these limitations; and (b) a fund’s assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder, or any applicable exemptive relief.

C3 –	The fund will not make any investment inconsistent with its classification as a diversified company under the 1940 Act.

C4 –	The fund will not invest more than 5% of its gross assets (taken at market) in the securities of any one issuer, other than the U.S. Government, its agencies or instrumentalities, or buy more than 10% of the voting securities of any one issuer, other than U.S. Government agencies or instrumentalities.

D.	Invest more than 5% in an issuer

D1 –	The fund will not invest more than 5% of its total assets in securities of any company, government, or political subdivision thereof, except the limitation will not apply to investments in securities issued or guaranteed by the U.S. government, its agencies, or instrumentalities, or other investment companies, and except that up to 25% of the fund’s total assets may be invested without regard to this 5% limitation. For tax-exempt funds, for purposes of this policy, the terms of a municipal security determine the issuer.

Statement of Additional Information – Oct. 28, 2011	Page 6

D2 –	The fund will not, as to 50% of the value of its total assets, purchase securities of any issuer if immediately thereafter more than 5% of total assets at market value would be invested in the securities of any issuer (except that this limitation does not apply to obligations issued or guaranteed as to principal and interest by the U.S. Government or its agencies or instrumentalities).

E.	Concentrate

E1 –	The fund will not concentrate in any one industry. According to the present interpretation by the Securities and Exchange Commission (SEC), this means that up to 25% of the fund’s total assets, based on current market value at time of purchase, can be invested in any one industry.

E2 –	The fund will not concentrate in any one industry. According to the present interpretation by the SEC, this means that up to 25% of the fund’s total assets, based on current market value at time of purchase, can be invested in any one industry. The fund itself does not intend to concentrate, however, the aggregation of holdings of the underlying funds may result in the fund indirectly investing more than 25% of its assets in a particular industry. The fund does not control the investments of the underlying funds and any indirect concentration will occur only as a result of the fund following its investment objectives by investing in the underlying funds.

E3 –	While the fund may invest 25% or more of its total assets in the securities of foreign governmental and corporate entities located in the same country, it will not invest 25% or more of its total assets in any single foreign governmental issuer.

E4 –	The fund will not concentrate in any one industry. According to the present interpretation by the SEC, this means that up to 25% of the fund’s total assets, based on current market value at time of purchase, can be invested in any one industry. For purposes of this restriction, loans will be considered investments in the industry of the underlying borrower, rather than that of the seller of the loan.

E5 –	The fund will not concentrate in any one industry, provided however, that this restriction shall not apply to securities or obligations issued or guaranteed by the U.S. Government, banks or bank holding companies or finance companies. For all other industries, this means that up to 25% of the fund’s total assets, based on current market value at the time of purchase, can be invested in any one industry.

E6 –	The fund will not purchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that: a) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, any state or territory of the United States, or any of their agencies, instrumentalities or political subdivisions; and b) notwithstanding this limitation or any other fundamental investment limitation, assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

E7 –	The fund will not invest more than 25% of total assets, at market value, in any one industry; except that municipal securities and securities of the U.S. Government, its agencies and instrumentalities are not considered an industry for purposes of this limitation.

E8 –	The fund will not invest 25% or more of its total assets, at market value, in the securities of issuers in any particular industry, provided that this limitation shall exclude securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities.

E9 –	The fund will not invest more than 25% of the market value of its total assets in securities of issuers in any one industry, provided that the fund reserves the right to concentrate investments in money market instruments issued by the U.S. Government or its agencies or instrumentalities or banks or bank holding companies.

E10 –	The fund will not invest 25% or more of its total assets, at market value, in the securities of issuers in any particular industry, except that the fund will invest at least 25% of the value of its total assets in securities of companies principally engaged in the communications, information and related industries and provided that this limitation shall exclude securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities.

E11 –	The fund will not concentrate in any one industry (other than U.S. government securities, provided that this limitation shall exclude securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities). According to the present interpretation by the Securities and Exchange Commission (SEC), this means that up to 25% of the fund’s total assets, based on current market value at time of purchase, can be invested in any one industry.

E12 –	The fund will not invest 25% or more of its total assets in securities of corporate issuers engaged in any one industry. However, consistent with the fund’s investment objective and strategies, the fund may invest 25% or

Statement of Additional Information – Oct. 28, 2011	Page 7

more of its total assets in securities issued by sovereign and quasi-sovereign (e.g., government agencies or instrumentalities) foreign governmental issuers or obligors, including in emerging market countries, but it will not invest 25% or more of its total assets in any single foreign governmental issuer.

For purposes of applying the limitation set forth in the concentration policy, above, the funds will generally use the industry classifications provided by the Global Industry Classification System.

F.	Invest less than 80%

F1 –	The fund will not under normal market conditions, invest less than 80% of its net assets in municipal obligations that are generally exempt from federal income tax as well as respective state and local income tax.

F2 –	The fund will not under normal market conditions, invest less than 80% of its net assets in bonds and other debt securities issued by or on behalf of state or local governmental units whose interest, in the opinion of counsel for the issuer, is exempt from federal income tax. The fund does not intend to purchase bonds or other debt securities, the interest from which, is subject to the alternative minimum tax.

G.	Act as an underwriter

G1 –	The fund will not act as an underwriter (sell securities for others). However, under the securities laws, the fund may be deemed to be an underwriter when it purchases securities directly from the issuer and later resells them.

G2 –	The fund will not underwrite the securities of other issuers, except insofar as the fund may be deemed an underwriter under the Securities Act of 1933 (the 1933 Act) in disposing of a portfolio security or in connection with investments in other investment companies.

G3 –	The fund will not underwrite the securities of other issuers; make “short” sales of securities, or purchase securities on “margin”; write or purchase put or call options.

H.	Lending

H1 –	The fund will not lend securities or participate in an interfund lending program if the total of all such loans would exceed 33 1/3% of the fund’s total assets except this fundamental investment policy shall not prohibit the fund from purchasing money market securities, loans, loan participation or other debt securities, or from entering into repurchase agreements. For funds-of-funds – equity, under current Board policy, the fund has no current intention to borrow to a material extent.

H2 –	The fund will not make loans, except as permitted by the 1940 Act or any rule thereunder, any SEC or SEC staff interpretations thereof or any exemptions therefrom which may be granted by the SEC.

H3 –	The fund will not make loans, except loans of portfolio securities and except to the extent that the purchase of notes, bonds or other evidences of indebtedness, the entry into repurchase agreements or deposits with banks, may be considered loans.

I.	Borrowing

I1 –	The fund will not borrow money, except for temporary purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings) immediately after the borrowings. For funds-of-funds – equity, under current Board policy, the fund has no current intention to borrow to a material extent.

J.	Issue senior securities

J1 –	The fund will not issue senior securities, except as permitted under the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

J2 –	The fund will not issue senior securities or borrow money, except as permitted by the 1940 Act or any rule thereunder, any SEC or SEC staff interpretations thereof or any exemptions therefrom which may be granted by the SEC.

J3 –	The fund will not issue senior securities or borrow money, except from banks for temporary purposes in an amount not exceeding 5% of the value of its total assets.

K.	Buy on margin/sell short

K1 –	The fund will not buy on margin or sell short or deal in options to buy or sell securities.

K2 –	The fund will not purchase securities on margin except as permitted by the 1940 Act or any rule thereunder, any SEC or SEC staff interpretations thereof or any exemptions therefrom which may be granted by the SEC.

Statement of Additional Information – Oct. 28, 2011	Page 8

In addition to the policies described above and any fundamental policy described in the prospectus:

For Columbia Money Market, the fund will not:

•	Purchase common stocks, preferred stocks, warrants, other equity securities, corporate bonds or debentures, state bonds, municipal bonds, or industrial revenue bonds.

For Columbia Government Money Market, the fund will not:

•	Mortgage or pledge any of its assets, except to the extent, up to a maximum of 5% of its total assets, necessary to secure permissible borrowings.

•	Buy securities of any company which, with their predecessors, have been in operation less than three continuous years, provided however, that securities guaranteed by a company that (including predecessors) has been in operation at least three continuous years shall be excluded.

•	Invest in securities with contractual or other restrictions on resale, except in connection with repurchase agreements.

•	Deal with its directors and officers, or firms they are associated with, in the purchase or sale of securities except as broker, or purchase or hold the securities of any issuer, if to its knowledge, directors or officers of the fund or of the fund’s investment manager individually owning beneficially more than 0.5% of the securities of that other company own in the aggregate more than 5% of such securities.

•	Invest in the securities of companies for purposes of exercising control or management of such companies or in securities issued by other investment companies, except in connection with a merger, consolidation, acquisition or reorganization or for the purpose of hedging the fund’s obligations under its deferred compensation plan for Trustees.

For Columbia Seligman Communications and Information, Columbia Frontier, Columbia Seligman Global Technology, Columbia Select Growth, Columbia Select Large-Cap Value and Columbia Select Smaller-Cap Value, the fund will not:

•	Purchase or hold the securities of any issuer, if to its knowledge, directors or officers of the fund and, only in the case of Columbia Seligman Global Technology, the directors and officers of the fund’s investment manager, individually owning beneficially more than 0.5% of the outstanding securities of that issuer own in the aggregate more than 5% of such securities.

•	Enter into repurchase agreements of more than one week’s duration if more than 10% of the fund’s net assets would be so invested.

NONFUNDAMENTAL POLICIES

Nonfundamental policies are policies that can be changed by the Board without shareholder approval. The following nonfundamental policies are in addition to those described in the prospectus.

For funds other than money market funds:

•	No more than 15% of the fund’s net assets will be held in securities and other instruments that are illiquid.

For money market funds:

•	No more than 5% of the fund’s net assets will be held in securities and other instruments that are illiquid.

Additionally, regarding limiting investments in foreign securities:

For Columbia 120/20 Contrarian Equity, Columbia Diversified Bond, Columbia Diversified Equity Income, Columbia Dividend Opportunity, Columbia Equity Value, Columbia Floating Rate, Columbia High Yield Bond, Columbia Income Opportunities, Columbia Inflation Protected Securities, Columbia Large Core Quantitative, Columbia Large Growth Quantitative, Columbia Large Value Quantitative, Columbia Mid Cap Growth Opportunity, Columbia Mid Cap Value Opportunity, Columbia Multi-Advisor Small Cap Value, Columbia Recovery and Infrastructure, Columbia Select Large-Cap Value, Columbia Select Smaller-Cap Value, Columbia Seligman Communications and Information, Columbia Frontier and Columbia Limited Duration Credit:

•	Up to 25% of the fund’s net assets may be invested in foreign investments.

For Columbia U.S. Government Mortgage:

•	Up to 20% of the fund’s net assets may be invested in foreign investments.

For Columbia Strategic Allocation:

•	The fund may invest its total assets, up to 50%, in foreign investments.

Statement of Additional Information – Oct. 28, 2011	Page 9

Investment Strategies and Types of Investments

This table shows many of the various investment strategies and investments the funds are allowed to engage in and purchase. It is intended to show the breadth of investments that the investment manager or subadviser (individually and collectively, the “investment manager”) may make on behalf of a fund. For a description of principal risks for an individual fund, please see the applicable prospectus for that fund. Notwithstanding a fund’s ability to utilize these strategies and investments, the investment manager is not obligated to use them at any particular time. For example, even though the investment manager is authorized to adopt temporary defensive positions and is authorized to attempt to hedge against certain types of risk, these practices are left to the investment manager’s sole discretion.

Fund-of-funds invest in a combination of underlying funds, although they may invest directly in stocks, bonds and other securities. These underlying funds have their own investment strategies and types of investments they are allowed to engage in and purchase. Fund-of-funds currently only invest in underlying funds, which may invest directly in securities and engage in investment strategies, indicated in the table below.

Investment strategies and types of investments: A black circle indicates that the investment strategy or type of investment generally is authorized for a category of funds. Exceptions are noted in the footnotes to the table. See Table 1 for fund categories.

Table 3. Investment Strategies and Types of Investments

			Funds-of-Funds –	Taxable	Taxable	Tax-Exempt	State
			Equity and	Fixed	Money	Fixed	Tax-Exempt
Investment strategy	Balanced	Equity	Fixed Income	Income	Market	Income	Fixed Income

Agency and government securities	•	•	•	•	•	•	•

Borrowing	•	•	•	•	•	•	•

Cash/money market instruments	•	•	•	•	•	•	•

Collateralized bond obligations	•	• A	•	•	—	•	•

Commercial paper	•	•	•	•	•	•	•

Common stock	•	•	•	• B	—	—	—

Convertible securities	•	•	•	• C	—	•	•

Corporate bonds	•	•	•	•	D	•	•

Debt obligations	•	•	•	•	•	•	•

Depositary receipts	•	•	•	•	—	—	—

Derivative instruments (including options and futures)	•	•	•	•	—	•	•

Exchange-traded funds	•	•	•	•	—	•	•

Floating rate loans	•	E	•	•	—	—	—

Foreign currency transactions	•	•	•	•	—	•	—

Foreign securities	•	•	•	•	•	•	•

Funding agreements	•	•	•	•	•	•	•

High yield debt securities (junk bonds)	•	•	•	•	—	•	•

Illiquid and restricted securities	•	•	•	•	•	•	•

Indexed securities	•	•	•	•	—	•	•

Inflation protected securities	•	•	•	•	•	•	•

Initial Public Offerings (IPOs)	•	•	•	•	•	•	•

Inverse floaters	•	F	•	•	—	•	•

Investment companies	•	•	•	•	•	•	•

Lending of portfolio securities	•	•	•	•	•	•	•

Loan participations	•	•	•	•	—	•	•

Mortgage- and asset-backed securities	•	•	•	•	•	•	•

Mortgage dollar rolls	•	G	•	•	—	•	•

Municipal obligations	•	•	•	•	•	•	•

Statement of Additional Information – Oct. 28, 2011	Page 10

			Funds-of-Funds –	Taxable	Taxable	Tax-Exempt	State
			Equity and	Fixed	Money	Fixed	Tax-Exempt
Investment strategy	Balanced	Equity	Fixed Income	Income	Market	Income	Fixed Income

Pay-in-kind securities	•	•	•	•	—	•	•

Preferred stock	•	•	•	• H	—	• H	—

Real estate investment trusts	•	•	•	•	—	•	•

Repurchase agreements	•	•	•	•	•	•	•

Reverse repurchase agreements	•	•	•	•	•	•	•

Short sales	I	I	•	I	—	I	I

Sovereign debt	•	•	•	•	•	•	•

Structured investments	•	•	•	•	•	•	•

Swap agreements	•	•	•	•	—	•	•

Variable- or floating-rate securities	•	•	•	•	•	•	•

Warrants	•	•	•	•	—	•	—

When-issued securities and forward commitments	•	•	•	•	—	•	•

Zero-coupon and step-coupon securities	•	•	•	•	•	•	•

A.	The following funds are not authorized to invest in collateralized bond obligations: Columbia Multi-Advisor International Value, and Columbia Multi-Advisor Small Cap Value.

B.	The following funds are not authorized to invest in common stock: Columbia U.S. Government Mortgage.

C.	The following funds are not authorized to invest in convertible securities: Columbia U.S. Government Mortgage.

D.	While the fund is prohibited from investing in corporate bonds, it may invest in securities classified as corporate bonds if they meet the requirements of Rule 2a-7 of the 1940 Act.

E.	The following equity funds are authorized to invest in floating rate loans: Columbia Absolute Return Emerging Markets Macro and Columbia Absolute Return Enhanced Multi-Strategy.

F.	The following equity funds are authorized to invest in inverse floaters: Columbia Absolute Return Emerging Markets Macro and Columbia Absolute Return Enhanced Multi-Strategy.

G.	The following equity funds are authorized to invest in mortgage dollar rolls: Columbia Absolute Return Emerging Markets Macro and Columbia Absolute Return Enhanced Multi-Strategy.

H.	The following funds are not authorized to invest in preferred stock: Columbia AMT-Free Tax-Exempt Bond and Columbia U.S. Government Mortgage.

I.	The funds are not prohibited from engaging in short sales, however, each fund will seek Board approval prior to utilizing short sales as an active part of its investment strategy.

Statement of Additional Information – Oct. 28, 2011	Page 11

Information Regarding Risks and Investment Strategies

RISKS

The following is a summary of risk characteristics. Following this summary is a description of certain investments and investment strategies and the risks most commonly associated with them (including certain risks not described below and, in some cases, a more comprehensive discussion of how the risks apply to a particular investment or investment strategy). A mutual fund’s risk profile is largely defined by the fund’s primary portfolio holdings and investment strategies. However, most mutual funds are allowed to use certain other strategies and investments that may have different risk characteristics. Accordingly, one or more of the following types of risk may be associated with a fund at any time (for a description of principal risks and investment strategies for an individual fund, please see that fund’s prospectus):

Active Management Risk. For a fund that is actively managed, its performance will reflect in part the ability of the portfolio managers to select securities and to make investment decisions that are suited to achieving the fund’s investment objectives. Due to its active management, a fund could underperform other mutual funds with similar investment objectives and strategies.

Affiliated Fund Risk. For funds-of-funds, the risk that the investment manager may have potential conflicts of interest in selecting underlying funds because the fees paid to it by some underlying funds are higher than the fees paid by other underlying funds. However, the investment manager is a fiduciary to the funds and is legally obligated to act in their best interests when selecting underlying funds.

Allocation Risk. For funds-of-funds, the risk that the investment manager’s evaluations regarding asset classes or underlying funds may be incorrect. There is no guarantee that the underlying funds will achieve their investment objectives. There is also a risk that the selected underlying funds’ performance may be lower than the performance of the asset class they were selected to represent or may be lower than the performance of alternative underlying funds that could have been selected to represent the asset class.

For funds that use an asset allocation strategy in pursuit of its investment objective, there is a risk that the fund’s allocation among asset classes or investments will cause the fund’s shares to lose value or cause the fund to underperform other funds with similar investment objectives, or that the investments themselves will not produce the returns expected.

Asian Pacific Region Risk. Many of the countries in the Asian Pacific Region are developing both politically and economically, and may have relatively unstable governments and economies based on a limited number of commodities or industries. Securities markets in the Asian Pacific Region are smaller and have a lower trading volume than those in the United States, which may result in the securities of some companies in the Asian Pacific Region being less liquid than similar U.S. or other foreign securities. Some currencies in the Asian Pacific Region are more volatile than the U.S. dollar, and some countries in the Asian Pacific Region have restricted the flow of money in and out of the country. As a result, many of the risks detailed above under “Risks of Foreign Investing” may be more pronounced due to concentration of the Fund’s investments in the Asian Pacific Region.

Borrowing Risk. To the extent the fund borrows money for investment purposes, which is commonly referred to as “leveraging,” the fund’s exposure to fluctuations in the prices of its assets will be increased as compared to the fund’s exposure if the fund did not borrow. The fund’s borrowing activities will exaggerate any increase or decrease in the net asset value of the fund. In addition, the interest which the fund pays on borrowed money, together with any additional costs of maintaining a borrowing facility, are additional costs borne by the fund and could reduce or eliminate any net investment profits. Unless profits on assets acquired with borrowed funds exceed the costs of borrowing, the use of borrowing will diminish the investment performance of the fund compared with what it would have been without borrowing. When the fund borrows money it must comply with certain asset coverage requirements, which at times may require the fund to dispose of some of its holdings, even though it may be disadvantageous to do so at the time.

Common Stock Risk. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock held by the fund. Also, the prices of common stocks are sensitive to general movements in the stock market and a drop in the stock market may depress the price of common stocks to which the fund has exposure. Common stock prices fluctuate for several reasons, including changes to investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or when political or economic events affecting an issuer occurs. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.

Concentration Risk. Investments that are concentrated in a particular issuer, geographic region, or sector will make the fund’s portfolio value more susceptible to the events or conditions impacting the issuer, geographic region, or sector. Because

Statement of Additional Information – Oct. 28, 2011	Page 12

of the fund’s concentration, the fund’s overall value may decline to a greater degree than if the fund held a less concentrated portfolio.

Confidential Information Access Risk. For funds investing in floating rate loans, the investment manager normally will seek to avoid the receipt of material, non-public information (Confidential Information) about the issuers of floating rate loans being considered for acquisition by the fund, or held in the fund. In many instances, issuers of floating rate loans offer to furnish Confidential Information to prospective purchasers or holders of the issuer’s floating rate loans to help potential investors assess the value of the loan. The investment manager’s decision not to receive Confidential Information from these issuers may disadvantage the fund as compared to other floating rate loan investors, and may adversely affect the price the fund pays for the loans it purchases, or the price at which the fund sells the loans. Further, in situations when holders of floating rate loans are asked, for example, to grant consents, waivers or amendments, the investment manager’s ability to assess the desirability of such consents, waivers or amendments may be compromised. For these and other reasons, it is possible that the investment manager’s decision under normal circumstances not to receive Confidential Information could adversely affect the fund’s performance.

Counterparty Risk. Counterparty risk is the risk that a counterparty to a financial instrument entered into by the fund or held by a special purpose or structured vehicle held by the fund becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties. The fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceedings. The fund may obtain only limited recovery or may obtain no recovery in such circumstances. The fund will typically enter into financial instrument transactions with counterparties whose credit rating is investment grade, or, if unrated, determined to be of comparable quality by the investment manager.

Commodity-Related Investment Risk. The value of commodities investments will generally be affected by overall market movements and factors specific to a particular industry or commodity, which may include weather, embargoes, tariffs, and economic health, political, international regulatory and other developments. Commodities investments may also subject the fund to Liquidity Risk and Counterparty Risk. Economic and other events (whether real or perceived) can reduce the demand for commodities, which may reduce market prices and cause the value of fund shares to fall. The frequency and magnitude of such changes cannot be predicted. Exposure to commodities and commodities markets may subject the fund to greater volatility than investments in traditional securities. No active trading market may exist for certain commodities investments, which may impair the ability of the fund to sell or to realize the full value of such investments in the event of the need to liquidate such investments. In addition, adverse market conditions may impair the liquidity of actively traded commodities investments. Certain types of commodities instruments (such as total return swaps and commodity-linked notes) are subject to the risk that the counterparty to the instrument will not perform or will be unable to perform in accordance with the terms of the instrument.

Convertible Securities Risk. The fund may invest in convertible securities, which are subject to the usual risks associated with debt securities, such as Interest Rate Risk and Credit Risk (described herein). Convertible securities also react to changes in the value of the common stock into which they convert, and are thus subject to Market Risk (described herein). Because the value of a convertible security can be influenced by both interest rates and market movements, a convertible security generally is not as sensitive to interest rates as a similar debt security, and generally will not vary in value in response to other factors to the same extent as the underlying common stock. In the event of a liquidation of the issuer, holders of convertible securities would typically be paid before the issuer’s common stockholders but after holders of any senior debt obligations of the issuer. The fund may be forced to convert a convertible security at an inopportune time, which may decrease the fund’s return.

Credit Risk. Credit risk is the risk that one or more fixed income securities in the fund’s portfolio will decline in price or fail to pay interest or repay principal when due because the issuer of the security experiences a decline in its financial status and is unable or unwilling to honor its obligations, including the payment of interest or the repayment of principal. Adverse conditions in the credit markets can adversely affect the broader global economy, including the credit quality of issuers of fixed income securities in which the fund may invest. Changes by nationally recognized statistical rating organizations in its rating of securities and in the ability of an issuer to make scheduled payments may also affect the value of the fund’s investments. To the extent the fund invests in below-investment grade securities, it will be exposed to a greater amount of credit risk than a fund which invests solely in investment grade securities. The prices of lower grade securities are more sensitive to negative developments, such as a decline in the issuer’s revenues or a general economic downturn, than are the prices of higher grade securities. Fixed income securities of below investment grade quality are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal when due and therefore involve a greater risk of default. If the fund purchases unrated securities, or if the rating of a security is reduced after purchase, the fund will depend on the investment manager’s analysis of credit risk more heavily than usual.

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Currency Risk. The performance of the fund may be materially affected positively or negatively by foreign currency strength or weakness relative to the U.S. dollar, particularly if the fund invests a significant percentage of its assets in foreign securities or other assets denominated in currencies other than the U.S. dollar.

Derivatives Risk. Derivatives are financial instruments that have a value which depends upon, or is derived from, the value of something else, such as one or more underlying securities, pools of securities, options, futures, indexes or currencies. Losses involving derivative instruments may be substantial, because a relatively small price movement in the underlying security(ies), instrument, currency or index may result in a substantial loss for the fund. In addition to the potential for increased losses, the use of derivative instruments may lead to increased volatility within a fund. Derivative instruments in which the fund invests will typically increase the fund’s exposure to its principal risks (as described in the fund’s prospectus) to which it is otherwise exposed, and may expose the fund to additional risks, including correlation risk, counterparty credit risk, hedging risk, leverage risk, and liquidity risk.

Correlation risk is related to hedging risk and is the risk that there may be an incomplete correlation between the hedge and the opposite position, which may result in increased or unanticipated losses.

Counterparty credit risk is the risk that a counterparty to the derivative instrument becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, and the fund may obtain no recovery of its investment or may only obtain a limited recovery, and any recovery may be delayed.

Hedging risk is the risk that derivative instruments used to hedge against an opposite position may offset losses, but they may also offset gains. There is no guarantee that a hedging strategy will eliminate the risk which the hedging strategy is intended to offset, which may lead to losses within a fund.

Leverage risk is the risk that losses from the derivative instrument may be greater than the amount invested in the derivative instrument. Certain derivatives have the potential for unlimited losses, regardless of the size of the initial investment.

Liquidity risk is the risk that the derivative instrument may be difficult to sell or terminate, which may cause the fund to be in a position to do something the investment manager would not otherwise choose, including accepting a lower price for the derivative instrument, selling other investments or foregoing another, more appealing investment opportunity. Derivative instruments, which are not traded on an exchange, including, but not limited to, forward contracts, swaps, and over-the-counter options may have liquidity risk.

Derivatives Risk — Credit Default Swaps. The fund may enter into credit default swap agreements for investment purposes, for risk management (hedging) purposes, and to increase flexibility. A credit default swap enables an investor to buy or sell protection against a credit event, such as an issuer’s failure to make timely payments of interest or principal, bankruptcy or restructuring. A credit default swap may be embedded within a structured note or other derivative instrument. Swaps can involve greater risks than direct investment in the underlying securities, because swaps subject the fund to Counterparty Credit Risk, pricing risk (i.e., swaps may be difficult to value) and Liquidity Risk (i.e., may not be possible for the fund to liquidate a swap position at an advantageous time or price, which may result in significant losses). If the fund is selling credit protection, there is a risk that a credit event will occur and that the fund will have to pay the counterparty. If the fund is buying credit protection, there is a risk that no credit event will occur and the fund will receive no benefit for the premium paid.

Derivatives Risk — Foreign Forward Currency Contracts. The fund may enter into forward foreign currency contracts, which are types of derivative contracts whereby the fund may agree to buy or sell a country’s currency at a specific price on a specific date, usually 30, 60, or 90 days in the future for a specific exchange rate on a given date. These contracts, however, may fall in value due to foreign market downswings or foreign currency value fluctuations. The fund may enter into forward foreign currency contracts for risk management (hedging) or investment purposes. The inability of the fund to precisely match forward contract amounts and the value of securities involved may reduce the effectiveness of the fund’s hedging strategy. Forward foreign currency contracts used for hedging may also limit any potential gain that might result from an increase in the value of the currency. When entering into forward foreign currency contracts for investment purposes, unanticipated changes in the currency markets could result in reduced performance for the fund. The fund may designate cash or securities for coverage purposes in an amount equal to the value of the fund’s forward foreign currency contracts which may limit the fund’s investment flexibility. If the value of the designated securities declines, additional cash or securities will be so designated. At or prior to maturity of a forward contract, the fund may enter into an offsetting contract and may incur a loss to the extent there has been movement in forward contract prices. The fund may incur a loss when engaging in offsetting transactions at, or prior to, maturity of forward foreign currency contracts.

Derivatives Risk — Forward Contracts. The fund may enter into forward contracts (or forwards) for investment purposes, for risk management (hedging) purposes, and to increase flexibility. A forward is a contract between two parties to buy or sell an asset at a specified future time at a price agreed today. Forwards are traded in the over-the-counter markets. The fund

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may purchase forward contracts, including those on mortgage-backed securities in the “to be announced” (TBA) market. In the TBA market, the seller agrees to deliver the mortgage backed securities for an agreed upon price on an agreed upon date, but makes no guarantee as to which or how many securities are to be delivered. Investments in forward contracts subject the fund to Counterparty Credit Risk. For a description of the risks associated with mortgage-backed securities, see “Mortgage-Related and Other Asset-Backed Risks.”

Derivatives Risk — Forward Rate Agreements. The fund may enter into forward rate agreements for investment purposes, for risk management (hedging) purposes, and to increase flexibility. Under forward rate agreements, the buyer locks in an interest rate at a future settlement date. If the interest rate on the settlement date exceeds the lock rate, the buyer pays the seller the difference between the two rates. If the lock rate exceeds the interest rate on the settlement date, the seller pays the buyer the difference between the two rates. These transactions involve risks, including Counterparty Risk, hedging risk and Interest Rate Risk.

Derivatives Risk — Futures Contracts. The fund may enter into futures contracts, including currency, bond, index and interest rate futures for investment purposes, for risk management (hedging) purposes, and to increase flexibility. A futures contract is a sales contract between a buyer (holding the “long” position) and a seller (holding the “short” position) for an asset with delivery deferred until a future date. The buyer agrees to pay a fixed price at the agreed future date and the seller agrees to deliver the asset. The seller hopes that the market price on the delivery date is less than the agreed upon price, while the buyer hopes for the contrary. The volatility of futures contracts prices has been historically greater than the volatility of stocks and bonds. The liquidity of the futures markets depends on participants entering into off-setting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced. In addition, futures exchanges often impose a maximum permissible price movement on each futures contract for each trading session. The fund may be disadvantaged if it is prohibited from executing a trade outside the daily permissible price movement. The fund’s investment or hedging strategies may be unable to achieve their objectives.

Derivatives Risk — Interest Rate Swaps. The fund may enter into interest rate swap agreements to obtain or preserve a desired return or spread at a lower cost than through a direct investment in an instrument that yields the desired return or spread. Interest rate swaps can be based on various measures of interest rates, including LIBOR, swap rates, treasury rates and other foreign interest rates. A swap agreement can increase or decrease the volatility of the fund’s investments and its net asset value. Swaps can involve greater risks than direct investment in securities, because swaps may be leveraged (creating Leverage Risk) and are subject to Counterparty Credit Risk, pricing risk (i.e., swaps may be difficult to value) and Liquidity Risk (i.e., may not be possible for the fund to liquidate a swap position at an advantageous time or price, which may result in significant losses).

Derivatives Risk — Inverse Floaters. Inverse floaters (or inverse variable or floating rate securities) are a type of derivative, long-term fixed income obligation with a variable or floating interest rate that moves in the opposite direction of short-term interest rates. As short-term interest rates go down, the holders of the inverse floaters receive more income and, as short-term interest rates go up, the holders of the inverse floaters receive less income. Variable rate securities provide for a specified periodic adjustment in the interest rate, while floating rate securities have interest rates that change whenever there is a change in a designated benchmark rate or the issuer’s credit quality. While inverse floater securities tend to provide more income than similar term and credit quality fixed-rate bonds, they also exhibit greater volatility in price movement (both up and down). There is a risk that the current interest rate on variable and floating rate securities may not accurately reflect current market interest rates or adequately compensate the holder for the current creditworthiness of the issuer. Some variable or floating rate securities are structured with liquidity features and some may include market-dependent liquidity features which may present greater liquidity risk. Other risks described in this prospectus associated with transactions in inverse floaters include Interest Rate Risk, Credit Risk and Market Risk.

Derivatives Risk — Options. The fund may enter into option transactions. If the fund sells a put option, there is a risk that the fund may be required to buy the underlying investment at a disadvantageous price. If the fund sells a call option, there is a risk that the fund may be required to sell the underlying investment at a disadvantageous price. If the fund sells a call option on an investment that the fund owns (a “covered call”) and the investment has increased in value when the call option is exercised, the fund will be required to sell the investment at the call price and will not be able to realize any of the investment’s value above the call price. These transactions involve risk, including correlation risk, Counterparty Credit risk, hedging risk and Leverage Risk.

Derivatives Risk — Warrants. Warrants are securities giving the holder the right, but not the obligation, to buy the stock of an issuer at a given price (generally higher than the value of the stock at the time of issuance) during a specified period or perpetually. Warrants may be acquired separately or in connection with the acquisition of securities. Warrants do not carry with them the right to dividends or voting rights and they do not represent any rights in the assets of the issuer. Warrants may be considered to have more speculative characteristics than certain other types of investments. In addition, the value of a

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warrant does not necessarily change with the value of the underlying securities, and a warrant ceases to have value if it is not exercised prior to its expiration date. Warrants may be subject to the risk that the securities could lose value. There also is the risk that the potential exercise price may exceed the market price of the warrants or rights.

Exchange-Traded Fund (ETF) Risk. An ETF’s share price may not track its specified market index and may trade below its net asset value. ETFs generally use a “passive” investment strategy and will not attempt to take defensive positions in volatile or declining markets. An active secondary market in an ETF’s shares may not develop or be maintained and may be halted or interrupted due to actions by its listing exchange, unusual market conditions or other reasons. There can be no assurance an ETF’s shares will continue to be listed on an active exchange. In addition, shareholders bear both their proportionate share of the fund’s expenses and similar expenses incurred through ownership of the ETF.

The funds generally expect to purchase shares of ETFs through broker-dealers in transactions on a securities exchange, and in such cases the funds will pay customary brokerage commissions for each purchase and sale. Shares of an ETF may also be acquired by depositing a specified portfolio of the ETF’s underlying securities, as well as a cash payment generally equal to accumulated dividends of the securities (net of expenses) up to the time of deposit, with the ETF’s custodian, in exchange for which the ETF will issue a quantity of new shares sometimes referred to as a “creation unit”. Similarly, shares of an ETF purchased on an exchange may be accumulated until they represent a creation unit, and the creation unit may redeemed in kind for a portfolio of the underlying securities (based on the ETF’s net asset value) together with a cash payment generally equal to accumulated dividends as of the date of redemption. The funds may redeem creation units for the underlying securities (and any applicable cash), and may assemble a portfolio of the underlying securities (and any required cash) to purchase creation units. The funds’ ability to redeem creation units may be limited by the 1940 Act, which provides that ETFs will not be obligated to redeem shares held by the funds in an amount exceeding one percent of their total outstanding securities during any period of less than 30 days.

There is a risk that ETFs in which a fund invests may terminate due to extraordinary events. For example, any of the service providers to ETFs, such as the trustee or sponsor, may close or otherwise fail to perform their obligations to the ETF, and the ETF may not be able to find a substitute service provider. Also, ETFs may be dependent upon licenses to use the various indices as a basis for determining their compositions and/or otherwise to use certain trade names. If these licenses are terminated, the ETFs may also terminate. In addition, an ETF may terminate if its net assets fall below a certain amount.

Focused Portfolio Risk. The fund expects to invest in a limited number of companies. Accordingly, the fund may have more volatility and is considered to have more risk than a fund that invests in a greater number of companies because changes in the value of a single security may have a more significant effect, either negative or positive, on the fund’s net asset value. To the extent the Fund invests its assets in fewer securities, the fund is subject to greater risk of loss if any of those securities declines in price.

Foreign Currency Risk. The fund’s exposure to foreign currencies subjects the fund to constantly changing exchange rates and the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of short positions, that the U.S. dollar will decline in value relative to the currency being sold forward. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and economic or political developments in the U.S. or abroad. As a result, the fund’s exposure to foreign currencies may reduce the returns of the fund. Trading of foreign currencies also includes the risk of clearing and settling trades which, if prices are volatile, may be difficult. The fund may also incur currency conversion costs when converting foreign currencies into U.S. dollars.

Risks of Foreign/Emerging Markets Investing. Foreign securities are securities of issuers based outside the United States. An issuer is deemed to be based outside the United States if it is organized under the laws of another country. Foreign securities are primarily denominated in foreign currencies. In addition to the risks normally associated with domestic securities of the same type, foreign securities are subject to the following risks:

Country risk includes the political, economic, and other conditions of the country. These conditions include lack of publicly available information, less government oversight and regulation of business and industry practices of stock exchanges, brokers and listed companies than in the U.S. (including lack of uniform accounting, auditing, and financial reporting standards comparable to those applicable to domestic companies). In addition, with certain foreign countries, there is the possibility of nationalization, expropriation, the imposition of additional withholding or confiscatory taxes, political, social, or economic instability, diplomatic developments that could affect investments in those countries, or other unforeseen actions by regulatory bodies (such as changes to settlement or custody procedures). It may be more difficult for an investor’s agents to keep currently informed about corporate actions such as stock dividends or other matters that may affect the prices of portfolio securities. The liquidity of foreign investments may be more limited than for most U.S. investments, which means that, at times it may be difficult to sell foreign securities at desirable prices. Payment for securities without delivery may be required in certain foreign markets and, when participating in new issues, some foreign countries require payment to be made in advance of issuance (at the time of issuance, the market value of the security may be more or less than the purchase

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price). Fixed commissions on some foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges. Further, the Fund may encounter difficulties or be unable to pursue legal remedies and obtain judgments in foreign courts. The introduction of a single currency, the euro, on Jan. 1, 1999 for participating European nations in the Economic and Monetary Union (EU) presents unique risks. The most important is the exposure to the economic, political and social development of the member countries in the EU.

Currency risk results from the constantly changing exchange rates between local currency and the U.S. dollar. Whenever the fund holds securities valued in a foreign currency or holds the currency, changes in the exchange rate add to or subtract from the value of the investment.

Custody risk refers to the risks associated with the process of clearing and settling trades. It also covers holding securities with local agents and depositories. Low trading volumes and volatile prices in less developed markets make trades harder to complete and settle. Local agents are held only to the standard of care of the local market. Governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. The less developed a country’s securities market is, the greater the likelihood of problems occurring.

Emerging markets risk includes the dramatic pace of change (economic, social, and political) in these countries as well as the other considerations listed above. These markets are in early stages of development and may be very volatile. They can be marked by extreme inflation, devaluation of currencies, dependence on trade partners, and hostile relations with neighboring countries.

Geographic Concentration Risk. The fund may be particularly susceptible to economic, political or regulatory events affecting companies and countries within the specific geographic region in which the fund focuses its investments. Currency devaluations could occur in countries that have not yet experienced currency devaluation to date, or could continue to occur in countries that have already experienced such devaluations. As a result, the fund may be more volatile than a more geographically diversified fund.

For state-specific funds. Because state-specific tax-exempt funds invest primarily in the municipal securities issued by the state and political sub-divisions of the state, each fund will be particularly affected by political and economic changes, adverse conditions to an industry significant to the area and other developments in the state in which it invests. This vulnerability to factors affecting the state’s tax-exempt investments will be significantly greater than that of a more geographically diversified fund, which may result in greater losses and volatility. See Appendix B for details. The value of municipal securities owned by a fund also may be adversely affected by future changes in federal or state income tax laws.

In addition, because of the relatively small number of issuers of tax-exempt securities and because the state-specific funds may concentrate in a segment of the tax-exempt debt market, such as revenue bonds for health care facilities, housing or airports, the fund may invest a higher percentage of its assets in a single issuer and, therefore, be more exposed to the risk of loss by investing in a few issuers than a fund that invests more broadly. At times, the fund and other accounts managed by the investment manager may own all or most of the debt of a particular issuer. These investments may cause the value of a fund’s shares to change more than the values of other funds’ shares that invest in more diversified investments. This concentration of ownership may make it more difficult to sell, or to determine the fair value of, these investments. The yields on the securities in which the fund invests generally are dependent on a variety of factors, including the financial condition of the issuer or other obligor, the revenue source from which the debt service is payable, general economic and monetary conditions, conditions in the relevant market, the size of a particular issue, the maturity of the obligation, and the rating of the issue. Because many tax-exempt bonds may be revenue or general obligations of local governments or authorities, ratings on tax-exempt bonds may be different from the ratings given to the general obligation bonds of a particular state.

More information about state specific risks may be available from official state resources.

Highly Leveraged Transactions Risk. The loans or other securities in which the fund invests may consist of transactions involving financings, recapitalizations, mergers and acquisitions, and other financings for general corporate purposes. These investments also may include senior obligations of a borrower issued in connection with a restructuring pursuant to Chapter 11 of the U.S. Bankruptcy Code (commonly known as “debtor-in-possession” financings), provided that such senior obligations are determined by the fund’s portfolio managers upon their credit analysis to be a suitable investment by the fund. In such highly leveraged transactions, the borrower assumes large amounts of debt in order to have the financial resources to attempt to achieve its business objectives. Such business objectives may include but are not limited to: management’s taking over control of a company (leveraged buy-out); reorganizing the assets and liabilities of a company (leveraged recapitalization); or acquiring another company. Loans or securities that are part of highly leveraged transactions involve a greater risk (including default and bankruptcy) than other investments.

High-Yield Securities Risk. Non-investment grade fixed-income securities, commonly called “high-yield” or “junk” bonds, may react more to perceived changes in the ability of the issuing entity or obligor to pay interest and principal when due

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than to changes in interests rates. Non-investment grade securities have greater price fluctuations and are more likely to experience a default than investment grade fixed-income securities. High-yield securities are considered to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal.

Impairment of Collateral Risk. The value of collateral, if any, securing a floating rate loan can decline, and may be insufficient to meet the borrower’s obligations or difficult to liquidate. In addition, the fund’s access to collateral may be limited by bankruptcy or other insolvency laws. Further, certain floating rate loans may not be fully collateralized and may decline in value.

Indexing Risk. For funds that are managed to an index, the fund’s performance will rise and fall, subject to any tracking error, as the performance of the index rises and falls.

Industry Concentration Risk. Investments that are concentrated in a particular industry will make the Fund’s portfolio value more susceptible to the events or conditions impacting that particular industry. Because the Fund may invest more than 25% of its total assets in money market instruments issued by banks, the value of these investments may be adversely affected by economic, political or regulatory developments in or that impact the banking industry.

Inflation-Protected Securities Risk. Inflation-protected debt securities tend to react to change in real interest rates. Real interest rates can be described as nominal interest rates minus the expected impact of inflation. In general, the price of an inflation-protected debt security falls when real interest rates rise, and rises when real interest rates fall. Interest payments on inflation-protected debt securities will vary as the principal and/or interest is adjusted for inflation and may be more volatile than interest paid on ordinary bonds. In periods of deflation, the fund may have no income at all. Income earned by a shareholder depends on the amount of principal invested and that principal cannot seek to grow with inflation unless the investor reinvests the portion of fund distributions that comes from inflation adjustments.

Infrastructure-Related Companies Risk. Investments in infrastructure-related securities have greater exposure to adverse economic, regulatory, political, legal, and other changes affecting the issuers of such securities. Infrastructure-related businesses are subject to a variety of factors that may adversely affect their business or operations including high interest costs in connection with capital construction programs, costs associated with environmental and other regulations, the effects of economic slowdown and surplus capacity, increased competition from other providers of services, uncertainties concerning availability of fuel at reasonable prices, the effects of energy conservation policies and other factors. Additionally, infrastructure-related entities may be subject to regulation by various governmental authorities and may also be affected by governmental regulation of rates charged to customers, service interruption and/or legal challenges due to environmental, operational or other mishaps and the imposition of special tariffs and changes in tax laws, regulatory policies and accounting standards. There is also the risk that corruption may negatively affect publicly-funded infrastructure projects, especially in foreign markets, resulting in delays and cost overruns.

Initial Public Offering (IPO) Risk. IPOs are subject to many of the same risks as investing in companies with smaller market capitalizations. To the extent a fund determines to invest in IPOs it may not be able to invest to the extent desired, because, for example, only a small portion (if any) of the securities being offered in an IPO may be made available. The investment performance of a fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the fund is able to do so. In addition, as a fund increases in size, the impact of IPOs on the fund’s performance will generally decrease. IPOs sold within 12 months of purchase will result in increased short-term capital gains, which will be taxable to shareholders as ordinary income.

Interest Rate Risk. The securities in the portfolio are subject to the risk of losses attributable to changes in interest rates. Interest rate risk is generally associated with bond prices: when interest rates rise, bond prices generally fall. In general, the longer the maturity or duration of a bond, the greater its sensitivity to changes in interest rates. Interest rate changes also may increase prepayments of debt obligations, which in turn, would increase prepayment risk.

Issuer Risk. An issuer, or the value of its securities, may perform poorly. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, or other factors.

Leverage Risk. Leverage occurs when the fund increases its assets available for investment using borrowings, short sales, derivatives, or similar instruments or techniques. Due to the fact that short sales involve borrowing securities and then selling them, the fund’s short sales effectively leverage the fund’s assets. The use of leverage may make any change in the fund’s net asset value (“NAV”) even greater and thus result in increased volatility of returns. The fund’s assets that are used as collateral to secure the short sales may decrease in value while the short positions are outstanding, which may force the fund to use its other assets to increase the collateral. Leverage can also create an interest expense that may lower the fund’s overall returns. Lastly, there is no guarantee that a leveraging strategy will be successful.

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Liquidity Risk. The risk associated from a lack of marketability of securities which may make it difficult to sell at desirable prices in order to minimize loss. The Fund may have to lower the selling price, sell other investments, or forego another, more appealing investment opportunity.

Market Risk. The market value of investments may fall or fail to rise. Market risk may affect a single issuer, sector of the economy, industry, or the market as a whole. The market value of investments may fluctuate, sometimes rapidly and unpredictably. This risk is generally greater for small and mid-sized companies, which tend to be more vulnerable to adverse developments. In addition, focus on a particular style, for example, investment in growth or value securities, may cause the Fund to underperform other mutual funds if that style falls out of favor with the market.

Master Limited Partnership Risk. Investments in securities (units) of master limited partnerships involve risks that differ from an investment in common stock. Holders of the units of master limited partnerships have more limited control and limited rights to vote on matters affecting the partnership. There are also certain tax risks associated with an investment in units of master limited partnerships. In addition, conflicts of interest may exist between common unit holders, subordinated unit holders and the general partner of a master limited partnership, including a conflict arising as a result of incentive distribution payments.

Risks of Investing in Money Market Funds. In addition to the fees and expenses that the fund directly bears, the fund indirectly bears the fees and expenses of affiliated or unaffiliated money market funds in which it may invest. To the extent these fees and expenses are expected to equal or exceed 0.01% of the fund’s average daily net assets, they will be reflected in the Annual Fund Operating Expenses set forth in the fund’s prospectus in the table under “Fees and Expenses of the Fund.” Additionally, by investing in money market funds, the fund will be exposed to the investment risks of such money market funds. To the extent the fund invests a significant portion of its assets in a money market fund, the fund will bear increased indirect expenses and be more susceptible to the investment risks of the money market fund. The money market fund may also not achieve its investment objective. The fund, through its investment in the money market fund, may not achieve its investment objective.

Mortgage-Related and Other Asset-Backed Securities Risk. Generally, rising interest rates tend to extend the duration of fixed rate mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, if a fund holds mortgage-related securities, it may exhibit additional volatility. This is known as extension risk. In addition, adjustable and fixed rate mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner.

Multi-Adviser Risk. For a fund that has multiple subadvisers, each subadviser makes investment decisions independently from the other subadviser(s). It is possible that the security selection process of one subadviser will not complement or may even contradict that of the other subadviser(s), including makings off-setting trades that have no net effect to the fund, but which may increase fund expenses. As a result, the fund’s exposure to a given security, industry, sector or market capitalization could be smaller or larger than if the fund were managed by a single subadviser, which could affect the fund’s performance.

Municipal Securities Risk. The value of a municipal security may be affected by legislative or administrative actions as well as by the economics of the region where the issuer of the municipal security is located. For example, a significant restructuring of federal income tax rates could cause municipal security prices to fall. Lower income tax rates could reduce the advantage of owning municipal securities.

Non-Diversification Risk. A non-diversified fund may invest more of its assets in fewer companies than if it were a diversified fund. Because each investment has a greater effect on the fund’s performance, the fund may be more exposed to the risks of loss and volatility than a fund that invests more broadly.

Portfolio Trading and Turnover Risks. Portfolio trading may be undertaken to accomplish the investment objectives of the funds in relation to actual and anticipated movements in interest rates, securities markets and for other reasons. In addition, a security may be sold and another of comparable quality purchased at approximately the same time to take advantage of what the investment manager believes to be a temporary price disparity between the two securities. Temporary price disparities between two comparable securities may result from supply and demand imbalances where, for example, a temporary oversupply of certain securities may cause a temporarily low price for such security, as compared with other securities of like quality and characteristics. A fund may also engage in short-term trading consistent with its investment objectives. Securities may be sold in anticipation of a market decline or purchased in anticipation of a market rise and later sold, or to recognize a gain.

A change in the securities held by a fund is known as “portfolio turnover.” The portfolio managers may actively and frequently trade securities in the fund’s portfolio to carry out its investment strategies. The use of certain derivative instruments with relatively short maturities may tend to exaggerate the portfolio turnover rate for a fund. High portfolio

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turnover may involve correspondingly greater expenses to the fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Trading in debt obligations does not generally involve the payment of brokerage commissions, but does involve indirect transaction costs. The use of futures contracts may involve the payment of commissions to futures commission merchants. The higher the rate of portfolio turnover of the fund, the higher the transaction costs borne by the fund generally will be. Transactions in the fund’s portfolio securities may result in realization of taxable capital gains (including short-term capital gains which are generally taxed to stockholders at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the fund’s performance.

Prepayment and Extension Risk. The risk that a loan, bond or other security might be called, or otherwise converted, prepaid, or redeemed, before maturity. This risk is primarily associated with asset-backed securities, including mortgage backed securities. If a loan or security is converted, prepaid, or redeemed, before maturity, particularly during a time of declining interest rates, the portfolio managers may not be able to reinvest in securities providing as high a level of income, resulting in a reduced yield to the fund. Conversely, as interest rates rise, the likelihood of prepayment decreases. The portfolio managers may be unable to capitalize on securities with higher interest rates because the Fund’s investments are locked in at a lower rate for a longer period of time.

Quantitative Model Risk. Securities or other instruments selected using quantitative methods may perform differently from the market as a whole as a result of the factors used in the quantitative method, the weight placed on each factor, and changes in the factors’ historical trends. The quantitative methodology employed by the investment manager has been extensively tested using historical securities market data, but has only recently begun to be used to manage the funds. There can be no assurance that the methodology will enable the fund to achieve its objective.

Real Estate Industry Risk. Certain underlying funds concentrate their investments in securities of companies operating in the real estate industry, making the fund is more susceptible to risks associated with the ownership of real estate and with the real estate industry in general. These risks can include fluctuations in the value of the underlying properties, defaults by borrowers or tenants, market saturation, decreases in market rates for rents, and other economic, political, or regulatory occurrences affecting the real estate industry, including REITs.

REITs depend upon specialized management skills, may have limited financial resources, may have less trading volume, and may be subject to more abrupt or erratic price movements than the overall securities markets. REITs are also subject to the risk of failing to qualify for tax-free pass-through of income. Some REITs (especially mortgage REITs) are affected by risks similar to those associated with investments in debt securities including changes in interest rates and the quality of credit extended.

Regulatory Risk — Commodity Futures Trading Commission. The fund intends to comply with Rule 4.5 of the Commodity Futures Trading Commission (CFTC), pursuant to which registered investment companies are exempt from the definition of the term “commodity pool operator,” and thus, not subject to regulation by the CFTC. However, the CFTC recently proposed significant changes in the way in which registered investment companies that invest in commodities markets are regulated. To the extent these proposals are adopted, the fund may be compelled to consider significant changes, which could include substantially altering its investment strategies (e.g., reducing substantially the fund’s exposure to the commodities markets) or, if deemed necessary, liquidating the fund.

Reinvestment Risk. The risk that an investor will not be able to reinvest income or principal at the same rate it currently is earning.

Retirement Goal Risk. For Retirement Plus Funds, the investor may have different needs than the quantitative model anticipates.

Sector Risk. Investments that are concentrated in a particular issuer, geographic region, industry or sector will be more susceptible to the financial market or economical conditions or events affecting the particular issuer, geographic region, industry or sector. The more a fund diversifies its investments, the more it spreads risk and potentially reduces the risks of loss and volatility.

Short Selling Risk. The fund may make short sales, which involves selling a security or other asset the fund does not own in anticipation that the its price will decline. The fund must borrow those securities to make delivery to the buyer. The fund may not always be able to borrow a security it wants to sell short. The fund will suffer a loss if it sells a security short and the value of the security rises rather than falls. It is possible that the fund’s long positions will decline in value at the same time that the value of its short positions increase, thereby increasing potential losses to the fund. Short sales expose the fund to the risk that it will be required to buy the security sold short (also known as “covering” the short position) at a time when the security has appreciated in value, thus resulting in a loss to the fund. The fund may also be required to close out a short position at a time when it might not otherwise choose, for example, if the lender of the security calls it back, which may have the effect of reducing or eliminating potential gain, or cause the fund to realize a loss. Short positions introduce more

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risk to the fund than long positions (purchases) because the maximum sustainable loss on a security purchased (held long) is limited to the amount paid for the security plus the transaction costs, whereas there is no maximum attainable price of the shorted security. Therefore, in theory, securities sold short have unlimited risk. Additionally, the fund’s use of short sales in effect “leverages” the fund, as the fund intends to use the cash proceeds from short sales to invest in additional long positions. This leverage effect potentially exposes the fund to greater risks due to unanticipated market movements, which may magnify losses and increase the volatility of returns. See Leverage Risk and Market Risk.

Small and Mid-Sized Company Risk. Investments in small and medium companies often involve greater risks than investments in larger, more established companies because small and medium companies may lack the management experience, financial resources, product diversification, experience, and competitive strengths of larger companies. Additionally, in many instances the securities of small and medium companies are traded only over-the-counter or on regional securities exchanges and the frequency and volume of their trading is substantially less and may be more volatile than is typical of larger companies.

Sovereign Debt Risk. A sovereign debtor’s willingness or ability to repay principal and pay interest in a timely manner may be affected by a variety of factors, including its cash flow situation, the extent of its reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor’s policy toward international lenders, and the political constraints to which a sovereign debtor may be subject.

With respect to sovereign debt of emerging market issuers, investors should be aware that certain emerging market countries are among the largest debtors to commercial banks and foreign governments. At times, certain emerging market countries have declared moratoria on the payment of principal and interest on external debt. Certain emerging market countries have experienced difficulty in servicing their sovereign debt on a timely basis that led to defaults and the restructuring of certain indebtedness.

The largest risks associated with sovereign debt include Credit Risk and Risk of Foreign/Emerging Markets Investing.

Tax Risk. As a regulated investment company, a fund must derive at least 90% of its gross income for each taxable year from sources treated as “qualifying income” under the Internal Revenue Code of 1986, as amended. The fund currently intends to take positions in forward currency contracts with notional value up to the fund’s total net assets. Although foreign currency gains currently constitute “qualifying income” the Treasury Department has the authority to issue regulations excluding from the definition of “qualifying incomes” a fund’s foreign currency gains not “directly related” to its “principal business” of investing in stocks or securities (or options and futures with respect thereto). Such regulations might treat gains from some of the fund’s foreign currency-denominated positions as not “qualifying income” and there is a remote possibility that such regulations might be applied retroactively, in which case, the fund might not qualify as a regulated investment company for one or more years. In the event the Treasury Department issues such regulations, the fund’s Board of Trustees may authorize a significant change in investment strategy or fund liquidation.

Technology and Technology-Related Investment Risks. The market prices of technology and technology-related stocks tend to exhibit a greater degree of market risk and price volatility than other types of investments. These stocks may fall in and out of favor with investors rapidly, which may cause sudden selling and dramatically lower market prices. These stocks also may be affected adversely by changes in technology, consumer and business purchasing patterns, government regulation and/or obsolete products or services. In addition, a rising interest rate environment tends to negatively affect technology and technology-related companies. In such an environment, those companies with high market valuations may appear less attractive to investors, which may cause sharp decreases in the companies’ market prices. Further, those technology or technology-related companies seeking to finance their expansion would have increased borrowing costs, which may negatively impact their earnings. As a result, these factors may negatively affect the performance of the fund. Finally, the fund may be susceptible to factors affecting the technology and technology-related industries. Technology and technology-related companies are often smaller and less experienced companies and may be subject to greater risks than larger companies, such as limited product lines, markets and financial and managerial resources. These risks may be heightened for technology companies in foreign markets.

Tracking Error Risk. For funds that are managed to an index, the fund may not track the index perfectly because differences between the index and the fund’s portfolio can cause differences in performance. The investment manager purchases securities and other instruments in an attempt to replicate the performance of the index. However, the tools that the investment manager uses to replicate the index are not perfect and the fund’s performance is affected by factors such as the size of the fund’s portfolio, transaction costs, management fees and expenses, brokerage commissions and fees, the extent and timing of cash flows in and out of the fund and changes in the index.

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In addition, the returns from a specific type of security (for example, mid-cap stocks) may trail returns from other asset classes or the overall market. Each type of security will go through cycles of doing better or worse than stocks or bonds in general. These periods may last for several years.

Underlying Fund Selection Risk. For funds-of-funds, the risk that the selected underlying funds’ performance may be lower than the performance of the asset class they were selected to represent or may be lower than the performance of alternative underlying funds that could have been selected to represent the investment category.

U.S. Government Obligations Risk. While U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. Government, such securities are nonetheless subject to credit risk (i.e., the risk that the U.S. Government may be, or be perceived to be, unable or unwilling to honor its financial obligations, such as making payments). Securities issued or guaranteed by federal agencies or authorities and U.S. Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. Government. For example, securities issued by the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks are neither insured nor guaranteed by the U.S. Government. These securities may be supported by the ability to borrow from the U.S. Treasury or only by the credit of the issuing agency, authority, instrumentality or enterprise and, as a result, are subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury. Securities guaranteed by the Federal Deposit Insurance Corporation under its Temporary Liquidity Guarantee Program (TLGP) are subject to certain risks, including whether such securities will continue to trade in line with recent experience in relation to treasury and government agency securities in terms of yield spread and the volatility of such spread, as well as uncertainty as to how such securities will trade in the secondary market and whether that market will be liquid or illiquid. The TLGP program is subject to change.

Value Securities Risk. Value securities involve the risk that they may never reach what the portfolio managers believe is their full market value either because the market fails to recognize the stock’s intrinsic worth or the portfolio managers misgauged that worth. They also may decline in price, even though in theory they are already undervalued. Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, the Fund’s performance may sometimes be lower or higher than that of other types of funds (such as those emphasizing growth stocks).

INVESTMENT STRATEGIES

The following information supplements the discussion of each fund’s investment objectives, policies, and strategies that are described in the prospectus and in this SAI. The following describes strategies that many mutual funds use and types of securities that they purchase. Please refer to the table titled Investment Strategies and Types of Investments to see which are applicable to various categories of funds.

Borrowing
If the fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. If the fund makes additional investments while borrowings are outstanding, this may be considered a form of leverage. Under the 1940 Act, the fund is required to maintain continuous asset coverage of 300% with respect to such borrowings and to sell (within three days) sufficient portfolio holdings to restore such coverage if it should decline to less than 300% due to market fluctuations or otherwise, even if such liquidations of the fund’s holdings may be disadvantageous from an investment standpoint. Leveraging by means of borrowing may exaggerate the effect of any increase or decrease in the value of portfolio securities or the fund’s NAV, and money borrowed will be subject to interest and other costs (which may include commitment fees and/or the cost of maintaining minimum average balances) which may or may not exceed the income received from the securities purchased with borrowed funds.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with borrowing include: Inflation Risk.

Cash/Money Market Instruments
Cash-equivalent investments include short-term U.S. and Canadian government securities and negotiable certificates of deposit, non-negotiable fixed-time deposits, bankers’ acceptances, and letters of credit of banks or savings and loan associations having capital, surplus, and undivided profits (as of the date of its most recently published annual financial statements) in excess of $100 million (or the equivalent in the instance of a foreign branch of a U.S. bank) at the date of investment. A fund also may purchase short-term notes and obligations of U.S. and foreign banks and corporations and may use repurchase agreements with broker-dealers registered under the Securities Exchange Act of 1934 and with commercial banks. (See also Commercial Paper, Debt Obligations, Repurchase Agreements, and Variable- or Floating-Rate Securities.) These types of instruments generally offer low rates of return and subject a fund to certain costs and expenses. See Appendix A for a discussion of securities ratings.

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Bankers’ acceptances are marketable short-term credit instruments used to finance the import, export, transfer or storage of goods. They are termed “accepted” when a bank guarantees their payment at maturity.

Bank certificates of deposit are certificates issued against funds deposited in a bank (including eligible foreign branches of U.S. banks), are for a definite period of time, earn a specified rate of return and are normally negotiable.

A fund may invest its daily cash balance in Columbia Short-Term Cash Fund, a money market fund established for the exclusive use of the Columbia funds and other institutional clients of Columbia Management.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with cash/money market instruments include: Credit Risk and Inflation Risk.

Collateralized Bond Obligations
Collateralized bond obligations (CBOs) are investment grade bonds backed by a pool of bonds, which may include junk bonds. CBOs are similar in concept to collateralized mortgage obligations (CMOs), but differ in that CBOs represent different degrees of credit quality rather than different maturities. (See also Mortgage- and Asset-Backed Securities.) Underwriters of CBOs package a large and diversified pool of high-risk, high-yield junk bonds, which is then separated into “tiers.” Typically, the first tier represents the higher quality collateral and pays the lowest interest rate; the second tier is backed by riskier bonds and pays a higher rate; the third tier represents the lowest credit quality and instead of receiving a fixed interest rate receives the residual interest payments — money that is left over after the higher tiers have been paid. CBOs, like CMOs, are substantially overcollateralized and this, plus the diversification of the pool backing them, may earn certain of the tiers investment-grade bond ratings. Holders of third-tier CBOs stand to earn high yields or less money depending on the rate of defaults in the collateral pool. (See also High-Yield Debt Securities (Junk Bonds).)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with CBOs include: Credit Risk, Interest Rate Risk and Prepayment and Extension Risk.

Commercial Paper
Commercial paper is a short-term debt obligation with a maturity ranging from 2 to 270 days issued by banks, corporations, and other borrowers. It is sold to investors with temporary idle cash as a way to increase returns on a short-term basis. These instruments are generally unsecured, which increases the credit risk associated with this type of investment. (See also Debt Obligations and Illiquid and Restricted Securities.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with commercial paper include: Credit Risk and Liquidity Risk.

Common Stock
Common stock represents units of ownership in a corporation. Owners typically are entitled to vote on the selection of directors and other important matters as well as to receive dividends on their holdings. In the event that a corporation is liquidated, the claims of secured and unsecured creditors and owners of bonds and preferred stock take precedence over the claims of those who own common stock.

The price of common stock is generally determined by corporate earnings, type of products or services offered, projected growth rates, experience of management, liquidity, and general market conditions for the markets on which the stock trades.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with common stock include: Issuer Risk, Market Risk, and Small and Mid-Sized Company Risk.

Convertible Securities
Convertible securities are bonds, debentures, notes, preferred stocks, or other securities that may be converted into common, preferred or other securities of the same or a different issuer within a particular period of time at a specified price. Some convertible securities, such as preferred equity-redemption cumulative stock (PERCs), have mandatory conversion features. Others are voluntary. A convertible security entitles the holder to receive interest normally paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted, or exchanged. Convertible securities have unique investment characteristics in that they generally (i) have higher yields than common stocks but lower yields than comparable non-convertible securities, (ii) are less subject to fluctuation in value than the underlying stock since they have fixed income characteristics, and (iii) provide the potential for capital appreciation if the market price of the underlying common stock increases.

The value of a convertible security is a function of its “investment value” (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its “conversion value” (the security’s worth, at market value, if converted into the underlying common stock). The investment value of a

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convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security’s investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. Generally, the conversion value decreases as the convertible security approaches maturity. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed income security.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with convertible securities include: Interest Rate Risk, Issuer Risk, Market Risk, Prepayment and Extension Risk, and Reinvestment Risk.

Corporate Bonds
Corporate bonds are debt obligations issued by private corporations, as distinct from bonds issued by a government or its agencies or a municipality. Corporate bonds typically have four distinguishing features: (1) they are taxable; (2) they have a par value of $1,000; (3) they have a term maturity, which means they come due all at once; and (4) many are traded on major exchanges. Corporate bonds are subject to the same concerns as other debt obligations. (See also Debt Obligations and High-Yield Debt Securities (Junk Bonds).) Corporate bonds may be either secured or unsecured. Unsecured corporate bonds are generally referred to as “debentures.” See Appendix A for a discussion of securities ratings.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with corporate bonds include: Credit Risk, Interest Rate Risk, Issuer Risk, Prepayment and Extension Risk, and Reinvestment Risk.

Debt Obligations
Many different types of debt obligations exist (for example, bills, bonds, or notes). Issuers of debt obligations have a contractual obligation to pay interest at a fixed, variable or floating rate on specified dates and to repay principal on a specified maturity date. Certain debt obligations (usually intermediate- and long-term bonds) have provisions that allow the issuer to redeem or “call” a bond before its maturity. Issuers are most likely to call these securities during periods of falling interest rates. When this happens, an investor may have to replace these securities with lower yielding securities, which could result in a lower return.

The market value of debt obligations is affected primarily by changes in prevailing interest rates and the issuers perceived ability to repay the debt. The market value of a debt obligation generally reacts inversely to interest rate changes. When prevailing interest rates decline, the price usually rises, and when prevailing interest rates rise, the price usually declines.

In general, the longer the maturity of a debt obligation, the higher its yield and the greater the sensitivity to changes in interest rates. Conversely, the shorter the maturity, the lower the yield but the greater the price stability.

As noted, the values of debt obligations also may be affected by changes in the credit rating or financial condition of their issuers. Generally, the lower the quality rating of a security, the higher the degree of risk as to the payment of interest and return of principal. To compensate investors for taking on such increased risk, those issuers deemed to be less creditworthy generally must offer their investors higher interest rates than do issuers with better credit ratings. (See also Agency and Government Securities, Corporate Bonds, and High-Yield Debt Securities (Junk Bonds).)

Generally, debt obligations that are investment grade are those that have been rated in one of the top four credit quality categories by two out of the three independent rating agencies. In the event that a debt obligation has been rated by only two agencies, the most conservative, or lower, rating must be in one of the top four credit quality categories in order for the security to be considered investment grade. If only one agency has rated the debt obligation, that rating must be in one of the top four credit quality categories for the security to be considered investment grade. See Appendix A for a discussion of securities ratings.

All ratings limitations are applied at the time of purchase. Subsequent to purchase, a debt security may cease to be rated or its rating may be reduced below the minimum required for purchase by a fund. Neither event will require the sale of such a security, but it will be a factor in considering whether to continue to hold the security. To the extent that ratings change as a result of changes in a rating agency or its rating system, a fund will attempt to use comparable ratings as standards for selecting investments.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with debt obligations include: Credit Risk, Interest Rate Risk, Issuer Risk, Prepayment and Extension Risk, and Reinvestment Risk.

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Depositary Receipts
Some foreign securities are traded in the form of American Depositary Receipts (ADRs). ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities of foreign issuers. European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs) are receipts typically issued by foreign banks or trust companies, evidencing ownership of underlying securities issued by either a foreign or U.S. issuer. Generally, depositary receipts in registered form are designed for use in the U.S. and depositary receipts in bearer form are designed for use in securities markets outside the U.S. Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. Depositary receipts involve the risks of other investments in foreign securities. In addition, ADR holders may not have all the legal rights of shareholders and may experience difficulty in receiving shareholder communications. (See also Common Stock and Foreign Securities.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with depositary receipts include: Foreign/Emerging Markets Risk, Issuer Risk, and Market Risk.

Derivative Instruments
Derivative instruments are commonly defined to include securities or contracts whose values depend, in whole or in part, on (or “derive” from) the value of one or more other assets, such as securities, currencies, or commodities.

A derivative instrument generally consists of, is based upon, or exhibits characteristics similar to options or forward contracts. Such instruments may be used to maintain cash reserves while remaining fully invested, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs, or to pursue higher investment returns. Derivative instruments are characterized by requiring little or no initial payment. Their value changes daily based on a security, a currency, a group of securities or currencies, or an index. A small change in the value of the underlying security, currency, or index can cause a sizable percentage gain or loss in the price of the derivative instrument.

Options and forward contracts are considered to be the basic “building blocks” of derivatives. For example, forward- based derivatives include forward contracts, swap contracts, and exchange-traded futures. Forward-based derivatives are sometimes referred to generically as “futures contracts.” Option-based derivatives include privately negotiated, over-the-counter (OTC) options (including caps, floors, collars, and options on futures) and exchange-traded options on futures. Diverse types of derivatives may be created by combining options or futures in different ways, and by applying these structures to a wide range of underlying assets.

Options. An option is a contract. A person who buys a call option for a security has the right to buy the security at a set price for the length of the contract. A person who sells a call option is called a writer. The writer of a call option agrees for the length of the contract to sell the security at the set price when the buyer wants to exercise the option, no matter what the market price of the security is at that time. A person who buys a put option has the right to sell a security at a set price for the length of the contract. A person who writes a put option agrees to buy the security at the set price if the purchaser wants to exercise the option during the length of the contract, no matter what the market price of the security is at that time. An option is covered if the writer owns the security (in the case of a call) or sets aside the cash or securities of equivalent value (in the case of a put) that would be required upon exercise.

The price paid by the buyer for an option is called a premium. In addition to the premium, the buyer generally pays a broker a commission. The writer receives a premium, less another commission, at the time the option is written. The premium received by the writer is retained whether or not the option is exercised. A writer of a call option may have to sell the security for a below-market price if the market price rises above the exercise price. A writer of a put option may have to pay an above-market price for the security if its market price decreases below the exercise price.

When an option is purchased, the buyer pays a premium and a commission. It then pays a second commission on the purchase or sale of the underlying security if the option is exercised. For record keeping and tax purposes, the price obtained on the sale of the underlying security is the combination of the exercise price, the premium, and both commissions.

One of the risks an investor assumes when it buys an option is the loss of the premium. To be beneficial to the investor, the price of the underlying security must change within the time set by the option contract. Furthermore, the change must be sufficient to cover the premium paid, the commissions paid both in the acquisition of the option and in a closing transaction or in the exercise of the option and sale (in the case of a call) or purchase (in the case of a put) of the underlying security. Even then, the price change in the underlying security does not ensure a profit since prices in the option market may not reflect such a change.

Options on many securities are listed on options exchanges. If a fund writes listed options, it will follow the rules of the options exchange. Options are valued at the close of the New York Stock Exchange. An option listed on a national exchange, Chicago Board Options Exchange, or NASDAQ will be valued at the mean of the last bid and ask prices.

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Options on certain securities are not actively traded on any exchange, but may be entered into directly with a dealer. These options may be more difficult to close. If an investor is unable to effect a closing purchase transaction, it will not be able to sell the underlying security until the call written by the investor expires or is exercised.

Futures Contracts. A futures contract is a sales contract between a buyer (holding the “long” position) and a seller (holding the “short” position) for an asset with delivery deferred until a future date. The buyer agrees to pay a fixed price at the agreed future date and the seller agrees to deliver the asset. The seller hopes that the market price on the delivery date is less than the agreed upon price, while the buyer hopes for the contrary. Many futures contracts trade in a manner similar to the way a stock trades on a stock exchange and the commodity exchanges.

Generally, a futures contract is terminated by entering into an offsetting transaction. An offsetting transaction is effected by an investor taking an opposite position. At the time a futures contract is made, a good faith deposit called initial margin is set up. Daily thereafter, the futures contract is valued and the payment of variation margin is required so that each day a buyer would pay out cash in an amount equal to any decline in the contract’s value or receive cash equal to any increase. At the time a futures contract is closed out, a nominal commission is paid, which is generally lower than the commission on a comparable transaction in the cash market.

Futures contracts may be based on various securities, securities indexes (such as the S&P 500 Index), foreign currencies and other financial instruments and indexes.

A fund may engage in futures and related options transactions to produce incremental earnings, to hedge existing positions, and to increase flexibility. The fund intends to comply with Rule 4.5 of the Commodity Futures Trading Commission (CFTC), under which a mutual fund is exempt from the definition of a “commodity pool operator.” The fund, therefore, is not subject to registration or regulation as a commodity pool operator, meaning that the fund may invest in futures contracts without registering with the CFTC.

Options on Futures Contracts. Options on futures contracts give the holder a right to buy or sell futures contracts in the future. Unlike a futures contract, which requires the parties to the contract to buy and sell a security on a set date (some futures are settled in cash), an option on a futures contract merely entitles its holder to decide on or before a future date (within nine months of the date of issue) whether to enter into a contract. If the holder decides not to enter into the contract, all that is lost is the amount (premium) paid for the option. Further, because the value of the option is fixed at the point of sale, there are no daily payments of cash to reflect the change in the value of the underlying contract. However, since an option gives the buyer the right to enter into a contract at a set price for a fixed period of time, its value does change daily.

One of the risks in buying an option on a futures contract is the loss of the premium paid for the option. The risk involved in writing options on futures contracts an investor owns, or on securities held in its portfolio, is that there could be an increase in the market value of these contracts or securities. If that occurred, the option would be exercised and the asset sold at a lower price than the cash market price. To some extent, the risk of not realizing a gain could be reduced by entering into a closing transaction. An investor could enter into a closing transaction by purchasing an option with the same terms as the one previously sold. The cost to close the option and terminate the investor’s obligation, however, might still result in a loss. Further, the investor might not be able to close the option because of insufficient activity in the options market. Purchasing options also limits the use of monies that might otherwise be available for long-term investments.

Options on Indexes. Options on indexes are securities traded on national securities exchanges. An option on an index is similar to an option on a futures contract except all settlements are in cash. A fund exercising a put, for example, would receive the difference between the exercise price and the current index level. Options may also be traded with respect to other types of indexes, such as options on indexes of commodities futures.

Currency Options. Options on currencies are contracts that give the buyer the right, but not the obligation, to buy (call options) or sell (put options) a specified amount of a currency at a predetermined price (strike price) on or before the option matures (expiry date). Conversely, the seller has the obligation to buy or sell a currency option upon exercise of the option by the purchaser. Currency options are traded either on a national securities exchange or over-the-counter.

Tax and Accounting Treatment. As permitted under federal income tax laws and to the extent a fund is allowed to invest in futures contracts, a fund would intend to identify futures contracts as part of a mixed straddle and not mark them to market, that is, not treat them as having been sold at the end of the year at market value. If a fund is using short futures contracts for hedging purposes, the fund may be required to defer recognizing losses incurred on short futures contracts and on underlying securities. Any losses incurred on securities that are part of a straddle may be deferred to the extent there is unrealized appreciation on the offsetting position until the offsetting position is sold. Federal income tax treatment of gains or losses from transactions in options, options on futures contracts and indexes will depend on whether the option is a section 1256 contract. If the option is a non-equity option, a fund would either make a 1256(d) election and treat the option as a mixed straddle or mark to market the option at fiscal year end and treat the gain/loss as 40% short-term and 60% long-term.

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The Internal Revenue Service (IRS) has ruled publicly that an exchange-traded call option is a security for purposes of the 50%-of-assets test and that its issuer is the issuer of the underlying security, not the writer of the option, for purposes of the diversification requirements.

Accounting for futures contracts will be according to generally accepted accounting principles. Initial margin deposits will be recognized as assets due from a broker (a fund’s agent in acquiring the futures position). During the period the futures contract is open, changes in value of the contract will be recognized as unrealized gains or losses by marking to market on a daily basis to reflect the market value of the contract at the end of each day’s trading. Variation margin payments will be made or received depending upon whether gains or losses are incurred. All contracts and options will be valued at the last-quoted sales price on their primary exchange.

Other Risks of Derivatives. The primary risk of derivatives is the same as the risk of the underlying asset, namely that the value of the underlying asset may go up or down. Adverse movements in the value of an underlying asset can expose an investor to losses. Derivative instruments may include elements of leverage and, accordingly, the fluctuation of the value of the derivative instrument in relation to the underlying asset may be magnified. The successful use of derivative instruments depends upon a variety of factors, particularly the investment manager’s ability to predict movements of the securities, currencies, and commodity markets, which requires different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular strategy will succeed.

Another risk is the risk that a loss may be sustained as a result of the failure of a counterparty to comply with the terms of a derivative instrument. The counterparty risk for exchange-traded derivative instruments is generally less than for privately-negotiated or OTC derivative instruments, since generally a clearing agency, which is the issuer or counterparty to each exchange-traded instrument, provides a guarantee of performance. For privately-negotiated instruments, there is no similar clearing agency guarantee. In all transactions, an investor will bear the risk that the counterparty will default, and this could result in a loss of the expected benefit of the derivative transaction and possibly other losses.

When a derivative transaction is used to completely hedge another position, changes in the market value of the combined position (the derivative instrument plus the position being hedged) result from an imperfect correlation between the price movements of the two instruments. With a perfect hedge, the value of the combined position remains unchanged for any change in the price of the underlying asset. With an imperfect hedge, the values of the derivative instrument and its hedge are not perfectly correlated. For example, if the value of a derivative instrument used in a short hedge (such as writing a call option, buying a put option, or selling a futures contract) increased by less than the decline in value of the hedged investment, the hedge would not be perfectly correlated. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded.

Derivatives also are subject to the risk that they cannot be sold, closed out, or replaced quickly at or very close to their fundamental value. Generally, exchange contracts are very liquid because the exchange clearinghouse is the counterparty of every contract. OTC transactions are less liquid than exchange-traded derivatives since they often can only be closed out with the other party to the transaction.

Another risk is caused by the legal unenforcibility of a party’s obligations under the derivative. A counterparty that has lost money in a derivative transaction may try to avoid payment by exploiting various legal uncertainties about certain derivative products.

(See also Foreign Currency Transactions.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with derivative instruments include: Derivatives Risk and Liquidity Risk.

Equity Securities and Fixed/Variable Income Securities
Equity securities in which the Fund may invest include, without limitation, common stocks, including those that pay dividends or other distributions, securities that are convertible into common stocks or other equity securities, depositary receipts or shares, warrants, rights, real estate investment trusts, partnership securities, and other securities with equity characteristics as further described in the Prospectus. The fixed or variable income securities in which the Fund may invest include, without limitation, corporate bonds (including high-yield bonds), preferred stocks, trust-preferred securities, Treasury securities, U.S. government agency securities, asset-backed securities, and other income-producing investments as further described in the Prospectus.

Eurodollar and Yankee Dollar Instruments
The fund may invest in Eurodollar and Yankee Dollar instruments. Eurodollar instruments are bonds that pay interest and principal in U.S. dollars held in banks outside the United States, primarily in Europe. Eurodollar instruments are usually issued on behalf of multinational companies and foreign governments by large underwriting groups composed of banks and

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issuing houses from many countries. Yankee Dollar instruments are U.S. dollar-denominated bonds issued in the United States by foreign banks and corporations. These investments involve risks that are different from investments in securities issued by U.S. issuers.

Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. The fund might use Eurodollar futures contracts and options thereon to hedge against changes in the London Interbank Offered Rate (“LIBOR”), to which many interest rate swaps and fixed income instruments may be linked.

Exchange-Traded Funds
Exchange-traded funds (ETFs) represent shares of ownership in funds, unit investment trusts or depositary receipts. ETFs hold portfolios of securities that are designed to replicate, as closely as possible before expenses, the price and yield of a specified market index. The performance results of ETFs will not replicate exactly the performance of the pertinent index due to transaction and other expenses, including fees to service providers, borne by ETFs. ETF shares are sold and redeemed at net asset value only in large blocks called creation units and redemption units, respectively. The funds’ ability to redeem redemption units may be limited by the 1940 Act, which provides that ETFs will not be obligated to redeem shares held by the funds in an amount exceeding one percent of their total outstanding securities during any period of less than 30 days. There is a risk that Underlying ETFs in which a fund invests may terminate due to extraordinary events. ETF shares also may be purchased and sold in secondary market trading on national securities exchanges, which allows investors to purchase and sell ETF shares at their market price throughout the day.

Although one or more of the other risks described in this SAI may apply, investments in ETFs involve the same risks associated with a direct investment in the types of securities included in the indices the ETFs are designed to replicate, including Market Risk. ETFs generally use a “passive” investment strategy and will not attempt to take defensive positions in volatile or declining markets. Shares of an ETF may trade at a market price that is less than their net asset value and an active trading market in such shares may not develop or continue and may be halted or interrupted due to actions by its listing exchange, unusual market conditions or other reasons. For example, any of the service providers to ETFs, such as the trustee or sponsor, may close or otherwise fail to perform their obligations to the ETF, and the ETF may not be able to find a substitute service provider. Also, ETFs may be dependent upon licenses to use the various indices as a basis for determining their compositions and/or otherwise to use certain trade names. If these licenses are terminated, the ETFs may also terminate. In addition, an ETF may terminate if its net assets fall below a certain amount. Although the funds believe that, in the event of the termination of an ETF, they will be able to invest instead in shares of an alternate ETF tracking the same market index or another index covering the same general market, there can be no assurance that shares of an alternate ETF would be available for investment at that time. There can be no assurance an ETF’s shares will continue to be listed on an active exchange. Finally, there can be no assurance that the portfolio of securities purchased by an ETF to replicate a particular index will replicate such index.

Generally, under the 1940 Act, a fund may not acquire shares of another investment company (including ETFs) if, immediately after such acquisition, (i) such fund would hold more than 3% of the other investment company’s total outstanding shares, (ii) if such fund’s investment in securities of the other investment company would be more than 5% of the value of the total assets of the Fund, or (iii) if more than 10% of such fund’s total assets would be invested in investment companies. The SEC has granted orders for exemptive relief to certain ETFs that permit investments in those ETFs by other investment companies in excess of these limits.

ETFs, because they invest in other securities (e.g., common stocks of small-, mid- and large capitalization companies (U.S. and foreign, including, for example, real estate investment trusts and emerging markets securities) and fixed income securities), are subject to the risks of investment associated with these and other types of investments, as described in this SAI.

Floating Rate Loans
Most floating rate loans are acquired directly from the agent bank or from another holder of the loan by assignment. Most such loans are secured, and most impose restrictive covenants which must be met by the borrower. These loans are typically made by a syndicate of banks and institutional investors, represented by an agent bank which has negotiated and structured the loan and which is responsible generally for collecting interest, principal, and other amounts from the borrower on its own behalf and on behalf of the other lending institutions in the syndicate, and for enforcing its and their other rights against the borrower. Each of the lending institutions, including the agent bank, lends to the borrower a portion of the total amount of the loan, and retains the corresponding interest in the loan. Floating rate loans may include delayed draw term loans and prefunded or synthetic letters of credit.

A fund’s ability to receive payments of principal and interest and other amounts in connection with loans held by it will depend primarily on the financial condition of the borrower. The failure by the fund to receive scheduled interest or principal payments

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on a loan would adversely affect the income of the fund and would likely reduce the value of its assets, which would be reflected in a reduction in the fund’s net asset value. Banks and other lending institutions generally perform a credit analysis of the borrower before originating a loan or purchasing an assignment in a loan. In selecting the loans in which the fund will invest, however, the investment manager will not rely on that credit analysis of the agent bank, but will perform its own investment analysis of the borrowers. The investment manager’s analysis may include consideration of the borrower’s financial strength and managerial experience, debt coverage, additional borrowing requirements or debt maturity schedules, changing financial conditions, and responsiveness to changes in business conditions and interest rates. The majority of loans the fund will invest in will be rated by one or more of the nationally recognized rating agencies. Investments in loans may be of any quality, including “distressed” loans, and will be subject to the fund’s credit quality policy.

Loans may be structured in different forms, including assignments and participations. In an assignment, a fund purchases an assignment of a portion of a lender’s interest in a loan. In this case, the fund may be required generally to rely upon the assigning bank to demand payment and enforce its rights against the borrower, but would otherwise be entitled to all of such bank’s rights in the loan.

The borrower of a loan may, either at its own election or pursuant to terms of the loan documentation, prepay amounts of the loan from time to time. There is no assurance that a fund will be able to reinvest the proceeds of any loan prepayment at the same interest rate or on the same terms as those of the original loan.

Corporate loans in which a fund may purchase a loan assignment are made generally to finance internal growth, mergers, acquisitions, recapitalizations, stock repurchases, leveraged buy-outs, dividend payments to sponsors and other corporate activities. The highly leveraged capital structure of certain borrowers may make such loans especially vulnerable to adverse changes in economic or market conditions. The fund may hold investments in loans for a very short period of time when opportunities to resell the investments that the investment manager believes are attractive arise.

Certain of the loans acquired by a fund may involve revolving credit facilities under which a borrower may from time to time borrow and repay amounts up to the maximum amount of the facility. In such cases, the fund would have an obligation to advance its portion of such additional borrowings upon the terms specified in the loan assignment. To the extent that the fund is committed to make additional loans under such an assignment, it will at all times designate cash or securities in an amount sufficient to meet such commitments.

Notwithstanding its intention in certain situations to not receive material, non-public information with respect to its management of investments in floating rate loans, the investment manager may from time to time come into possession of material, non-public information about the issuers of loans that may be held in a fund’s portfolio. Possession of such information may in some instances occur despite the investment manager’s efforts to avoid such possession, but in other instances the investment manager may choose to receive such information (for example, in connection with participation in a creditors’ committee with respect to a financially distressed issuer). As, and to the extent, required by applicable law, the investment manager’s ability to trade in these loans for the account of the fund could potentially be limited by its possession of such information. Such limitations on the investment manager’s ability to trade could have an adverse effect on the fund by, for example, preventing the fund from selling a loan that is experiencing a material decline in value. In some instances, these trading restrictions could continue in effect for a substantial period of time.

In some instances, other accounts managed by the investment manager may hold other securities issued by borrowers whose floating rate loans may be held in a fund’s portfolio. These other securities may include, for example, debt securities that are subordinate to the floating rate loans held in the fund’s portfolio, convertible debt or common or preferred equity securities. In certain circumstances, such as if the credit quality of the issuer deteriorates, the interests of holders of these other securities may conflict with the interests of the holders of the issuer’s floating rate loans. In such cases, the investment manager may owe conflicting fiduciary duties to the fund and other client accounts. The investment manager will endeavor to carry out its obligations to all of its clients to the fullest extent possible, recognizing that in some cases certain clients may achieve a lower economic return, as a result of these conflicting client interests, than if the investment manager’s client accounts collectively held only a single category of the issuer’s securities.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with floating rate loans include: Credit Risk and Prepayment and Extension Risk.

Foreign Currency Transactions
Investments in foreign securities usually involve currencies of foreign countries. In addition, a fund may hold cash and cash equivalent investments in foreign currencies. As a result, the value of a fund’s assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency exchange rates and exchange control regulations. Also, a fund may incur costs in connection with conversions between various currencies. Currency exchange rates may fluctuate significantly over short periods of time causing a fund’s NAV (Net Asset Value) to fluctuate. Currency exchange rates are generally

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determined by the forces of supply and demand in the foreign exchange markets, actual or anticipated changes in interest rates, and other complex factors. Currency exchange rates also can be affected by the intervention of U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments.

Spot Rates and Derivative Instruments. A fund may conduct its foreign currency exchange transactions either at the spot (cash) rate prevailing in the foreign currency exchange market or by entering into forward currency exchange contracts (forward contracts). (See also Derivative Instruments.) These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of such derivative instruments, a fund could be disadvantaged by having to deal in the odd lot market for the underlying foreign currencies at prices that are less favorable than for round lots.

A fund may enter into forward contracts for a variety of reasons, but primarily it will enter into such contracts for risk management (hedging) or for investment purposes.

A fund may enter into forward contracts to settle a security transaction or handle dividend and interest collection. When a fund enters into a contract for the purchase or sale of a security denominated in a foreign currency or has been notified of a dividend or interest payment, it may desire to lock in the price of the security or the amount of the payment, usually in U.S. dollars, although it could desire to lock in the price of the security in another currency. By entering into a forward contract, a fund would be able to protect itself against a possible loss resulting from an adverse change in the relationship between different currencies from the date the security is purchased or sold to the date on which payment is made or received or when the dividend or interest is actually received.

A fund may enter into forward contracts when management of the fund believes the currency of a particular foreign country may decline in value relative to another currency. When selling currencies forward in this fashion, a fund may seek to hedge the value of foreign securities it holds against an adverse move in exchange rates. The precise matching of forward contract amounts and the value of securities involved generally will not be possible since the future value of securities in foreign currencies more than likely will change between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movements is extremely difficult and successful execution of a short-term hedging strategy is highly uncertain.

This method of protecting the value of the fund’s securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange that can be achieved at some point in time. Although forward contracts tend to minimize the risk of loss due to a decline in value of hedged currency, they tend to limit any potential gain that might result should the value of such currency increase.

A fund may also enter into forward contracts when its management believes the currency of a particular country will increase in value relative to another currency. A fund may buy currencies forward to gain exposure to a currency without incurring the additional costs of purchasing securities denominated in that currency.

Absolute Return Currency and Income Fund is designed to invest in a combination of forward currency contracts and U.S. dollar-denominated market instruments in an attempt to obtain an investment result that is substantially the same as a direct investment in a foreign currency-denominated instrument. For example, the combination of U.S. dollar-denominated instruments with long forward currency exchange contracts creates a position economically equivalent to a position in the foreign currency, in anticipation of an increase in the value of the foreign currency against the U.S. dollar. Conversely, the combination of U.S. dollar-denominated instruments with short forward currency exchange contracts is economically equivalent to borrowing the foreign currency for delivery at a specified date in the future, in anticipation of a decrease in the value of the foreign currency against the U.S. dollar. This strategy may also be employed by other funds. Unanticipated changes in the currency exchange results could result in poorer performance for funds that enter into these types of transactions.

A fund may designate cash or securities in an amount equal to the value of the fund’s total assets committed to consummating forward contracts entered into under the circumstance set forth above. If the value of the securities declines, additional cash or securities will be designated on a daily basis so that the value of the cash or securities will equal the amount of the fund’s commitments on such contracts.

At maturity of a forward contract, a fund may either deliver (if a contract to sell) or take delivery of (if a contract to buy) the foreign currency or terminate its contractual obligation by entering into an offsetting contract with the same currency trader, the same maturity date, and covering the same amount of foreign currency.

If a fund engages in an offsetting transaction, it would incur a gain or loss to the extent there has been movement in forward contract prices. If a fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to buy or sell the foreign currency.

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Although a fund values its assets each business day in terms of U.S. dollars, it may not intend to convert its foreign currencies into U.S. dollars on a daily basis. It would do so from time to time, and shareholders should be aware of currency conversion costs. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (spread) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a fund at one rate, while offering a lesser rate of exchange should a fund desire to resell that currency to the dealer.

For Absolute Return Currency and Income Fund, it is possible, under certain circumstances, including entering into forward currency contracts for investment purposes, that the fund may have to limit or restructure its forward contract currency transactions to qualify as a “regulated investment company” under the Internal Revenue Code.

Options on Foreign Currencies. A fund may buy put and call options and write covered call and cash-secured put options on foreign currencies for hedging purposes and to gain exposure to foreign currencies. For example, a decline in the dollar value of a foreign currency in which securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against the diminutions in the value of securities, a fund may buy put options on the foreign currency. If the value of the currency does decline, a fund would have the right to sell the currency for a fixed amount in dollars and would offset, in whole or in part, the adverse effect on its portfolio that otherwise would have resulted.

Conversely, where a change in the dollar value of a currency would increase the cost of securities a fund plans to buy, or where a fund would benefit from increased exposure to the currency, a fund may buy call options on the foreign currency. The purchase of the options could offset, at least partially, the changes in exchange rates.

As in the case of other types of options, however, the benefit to a fund derived from purchases of foreign currency options would be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, a fund could sustain losses on transactions in foreign currency options that would require it to forego a portion or all of the benefits of advantageous changes in rates.

A fund may write options on foreign currencies for the same types of purposes. For example, when a fund anticipates a decline in the dollar value of foreign-denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option would most likely not be exercised and the diminution in value of securities would be fully or partially offset by the amount of the premium received.

Similarly, instead of purchasing a call option when a foreign currency is expected to appreciate, a fund could write a put option on the relevant currency. If rates move in the manner projected, the put option would expire unexercised and allow the fund to hedge increased cost up to the amount of the premium.

As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the fund would be required to buy or sell the underlying currency at a loss that may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the fund also may be required to forego all or a portion of the benefits that might otherwise have been obtained from favorable movements on exchange rates.

An option written on foreign currencies is covered if a fund holds currency sufficient to cover the option or has an absolute and immediate right to acquire that currency without additional cash consideration upon conversion of assets denominated in that currency or exchange of other currency held in its portfolio. An option writer could lose amounts substantially in excess of its initial investments, due to the margin and collateral requirements associated with such positions.

Options on foreign currencies are traded through financial institutions acting as market-makers, although foreign currency options also are traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost.

Foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation (OCC), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting a fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

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The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in certain foreign countries for that purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

Foreign Currency Futures and Related Options. A fund may enter into currency futures contracts to buy or sell currencies. It also may buy put and call options and write covered call and cash-secured put options on currency futures. Currency futures contracts are similar to currency forward contracts, except that they are traded on exchanges (and have margin requirements) and are standardized as to contract size and delivery date. Most currency futures call for payment of delivery in U.S. dollars. A fund may use currency futures for the same purposes as currency forward contracts, subject to CFTC limitations.

Currency futures and options on futures values can be expected to correlate with exchange rates, but will not reflect other factors that may affect the value of the fund’s investments. A currency hedge, for example, should protect a Yen-denominated bond against a decline in the Yen, but will not protect a fund against price decline if the issuer’s creditworthiness deteriorates. Because the value of a fund’s investments denominated in foreign currency will change in response to many factors other than exchange rates, it may not be possible to match the amount of a forward contract to the value of a fund’s investments denominated in that currency over time.

A fund will hold securities or other options or futures positions whose values are expected to offset its obligations. The fund would not enter into an option or futures position that exposes the fund to an obligation to another party unless it owns either (i) an offsetting position in securities or (ii) cash, receivables and short-term debt securities with a value sufficient to cover its potential obligations. (See also Derivative Instruments and Foreign Securities.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with foreign currency transactions include: Derivatives Risk, Interest Rate Risk, and Liquidity Risk.

Foreign Securities
Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations involve special risks, including those set forth below, which are not typically associated with investing in U.S. securities. Foreign companies are not generally subject to uniform accounting, auditing, and financial reporting standards comparable to those applicable to domestic companies. Additionally, many foreign stock markets, while growing in volume of trading activity, have substantially less volume than the New York Stock Exchange, and securities of some foreign companies are less liquid and more volatile than securities of domestic companies. Similarly, volume and liquidity in most foreign bond markets are less than the volume and liquidity in the U.S. and, at times, volatility of price can be greater than in the U.S. Further, foreign markets have different clearance, settlement, registration, and communication procedures and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions making it difficult to conduct such transactions. Delays in such procedures could result in temporary periods when assets are uninvested and no return is earned on them. The inability of an investor to make intended security purchases due to such problems could cause the investor to miss attractive investment opportunities.

Payment for securities without delivery may be required in certain foreign markets and, when participating in new issues, some foreign countries require payment to be made in advance of issuance (at the time of issuance, the market value of the security may be more or less than the purchase price). Some foreign markets also have compulsory depositories (i.e., an investor does not have a choice as to where the securities are held). Fixed commissions on some foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges. Further, an investor may encounter difficulties or be unable to pursue legal remedies and obtain judgments in foreign courts. There is generally less government supervision and regulation of business and industry practices, stock exchanges, brokers, and listed companies than in the U.S. It may be more difficult for an investor’s agents to keep currently informed about corporate actions such as stock dividends or other matters that may affect the prices of portfolio securities. Communications between the U.S. and foreign countries may be less reliable than within the U.S., thus increasing the risk of delays or loss of certificates for portfolio securities. In addition, with respect to certain foreign countries, there is the possibility of nationalization, expropriation, the imposition of additional withholding or confiscatory taxes, political, social, or economic instability, diplomatic developments that could affect investments in those countries, or other unforeseen actions by regulatory bodies (such as changes to settlement or custody procedures).

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The risks of foreign investing may be magnified for investments in emerging markets, which may have relatively unstable governments, economies based on only a few industries, and securities markets that trade a small number of securities.

The introduction of a single currency, the euro, on Jan. 1, 1999 for participating European nations in the Economic and Monetary Union (EU) presents unique uncertainties, including the legal treatment of certain outstanding financial contracts after Jan. 1, 1999 that refer to existing currencies rather than the euro; the establishment and maintenance of exchange rates; the fluctuation of the euro relative to non-euro currencies; whether the interest rate, tax or labor regimes of European countries participating in the euro will converge over time; and whether the admission of other countries such as Poland, Latvia, and Lithuania as members of the EU may have an impact on the euro.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with foreign securities include: Foreign/Emerging Markets Risk and Issuer Risk.

Funding Agreements
A fund may invest in funding agreements issued by domestic insurance companies. Funding agreements are short-term, privately placed, debt obligations of insurance companies that offer a fixed- or floating-rate of interest. These investments are not readily marketable and therefore are considered to be illiquid securities. (See also Illiquid and Restricted Securities.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with funding agreements include: Credit Risk and Liquidity Risk.

High-Yield Debt Securities (Junk Bonds)
High yield (high-risk) debt securities are sometimes referred to as junk bonds. They are non-investment grade (lower quality) securities that have speculative characteristics. Lower quality securities, while generally offering higher yields than investment grade securities with similar maturities, involve greater risks, including the possibility of default or bankruptcy. They are regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. The special risk considerations in connection with investments in these securities are discussed below.

See Appendix A for a discussion of securities ratings. (See also Debt Obligations.)

All fixed rate interest-bearing securities typically experience appreciation when interest rates decline and depreciation when interest rates rise. The market values of lower-quality and comparable unrated securities tend to reflect individual corporate developments to a greater extent than do higher rated securities, which react primarily to fluctuations in the general level of interest rates. Lower-quality and comparable unrated securities also tend to be more sensitive to economic conditions than are higher-rated securities. As a result, they generally involve more credit risks than securities in the higher-rated categories. During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of lower-quality securities may experience financial stress and may not have sufficient revenues to meet their payment obligations. The issuer’s ability to service its debt obligations also may be adversely affected by specific corporate developments, the issuer’s inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss due to default by an issuer of these securities is significantly greater than a default by issuers of higher-rated securities because such securities are generally unsecured and are often subordinated to other creditors. Further, if the issuer of a lower quality security defaulted, an investor might incur additional expenses to seek recovery.

Credit ratings issued by credit rating agencies are designed to evaluate the safety of principal and interest payments of rated securities. They do not, however, evaluate the market value risk of lower-quality securities and, therefore, may not fully reflect the true risks of an investment. In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the condition of the issuer that affect the market value of the securities. Consequently, credit ratings are used only as a preliminary indicator of investment quality.

An investor may have difficulty disposing of certain lower-quality and comparable unrated securities because there may be a thin trading market for such securities. Because not all dealers maintain markets in all lower quality and comparable unrated securities, there is no established retail secondary market for many of these securities. To the extent a secondary trading market does exist, it is generally not as liquid as the secondary market for higher-rated securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. The lack of a liquid secondary market for certain securities also may make it more difficult for an investor to obtain accurate market quotations. Market quotations are generally available on many lower-quality and comparable unrated issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with high-yield debt securities include: Credit Risk, Interest Rate Risk, and Prepayment and Extension Risk.

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Illiquid and Restricted Securities
Illiquid securities are securities that are not readily marketable. These securities may include, but are not limited to, certain securities that are subject to legal or contractual restrictions on resale, certain repurchase agreements, and derivative instruments. To the extent a fund invests in illiquid or restricted securities, it may encounter difficulty in determining a market value for the securities. Disposing of illiquid or restricted securities may involve time-consuming negotiations and legal expense, and it may be difficult or impossible for a fund to sell the investment promptly and at an acceptable price.

In determining the liquidity of all securities and derivatives, such as Rule 144A securities, which are unregistered securities offered to qualified institutional buyers, and interest-only and principal-only fixed mortgage-backed securities (IOs and POs) issued by the U.S. government or its agencies and instrumentalities the investment manager, under guidelines established by the Board, will consider any relevant factors including the frequency of trades, the number of dealers willing to purchase or sell the security and the nature of marketplace trades.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with illiquid and restricted securities include: Liquidity Risk.

Indexed Securities
The value of indexed securities is linked to currencies, interest rates, commodities, indexes, or other financial indicators. Most indexed securities are short- to intermediate-term fixed income securities whose values at maturity or interest rates rise or fall according to the change in one or more specified underlying instruments. Indexed securities may be more volatile than the underlying instrument itself and they may be less liquid than the securities represented by the index. (See also Derivative Instruments.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with indexed securities include: Liquidity Risk and Market Risk.

Inflation Protected Securities
Inflation is a general rise in prices of goods and services. Inflation erodes the purchasing power of an investor’s assets. For example, if an investment provides a total return of 7% in a given year and inflation is 3% during that period, the inflation-adjusted, or real, return is 4%. Inflation-protected securities are debt securities whose principal and/or interest payments are adjusted for inflation, unlike debt securities that make fixed principal and interest payments. One type of inflation-protected debt security is issued by the U.S. Treasury. The principal of these securities is adjusted for inflation as indicated by the Consumer Price Index for Urban Consumers (CPI) and interest is paid on the adjusted amount. The CPI is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy.

If the CPI falls, the principal value of inflation-protected securities will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Conversely, if the CPI rises, the principal value of inflation-protected securities will be adjusted upward, and consequently the interest payable on these securities will be increased. Repayment of the original bond principal upon maturity is guaranteed in the case of U.S. Treasury inflation-protected securities, even during a period of deflation. However, the current market value of the inflation-protected securities is not guaranteed and will fluctuate. Other inflation-indexed securities include inflation-related bonds, which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Other issuers of inflation-protected debt securities include other U.S. government agencies or instrumentalities, corporations and foreign governments. There can be no assurance that the CPI or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

Any increase in principal for an inflation-protected security resulting from inflation adjustments is considered by IRS regulations to be taxable income in the year it occurs. For direct holders of an inflation-protected security, this means that taxes must be paid on principal adjustments even though these amounts are not received until the bond matures. By contrast, a fund holding these securities distributes both interest income and the income attributable to principal adjustments in the form of cash or reinvested shares, which are taxable to shareholders.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with inflation-protected securities include: Interest Rate Risk and Market Risk.

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Initial Public Offerings (IPOs)
Companies issuing IPOs generally have limited operating histories, and their prospects for future profitability are uncertain. These companies often are engaged in new and evolving businesses and are particularly vulnerable to competition and to changes in technology, markets and economic conditions. They may be dependent on certain key managers and third parties, need more personnel and other resources to manage growth and require significant additional capital. They may also be dependent on limited product lines and uncertain property rights and need regulatory approvals. Funds that invest in IPOs can be affected by sales of additional shares and by concentration of control in existing management and principal shareholders. Stock prices of IPOs can also be highly unstable, due to the absence of a prior public market, the small number of shares available for trading and limited investor information. Most IPOs involve a high degree of risk not normally associated with offerings of more seasoned companies.

Although one or more risks described in this SAI may apply, the largest risks associated with IPOs include: Small and Mid-Sized Company Risk and Initial Public Offering (IPO) Risk.

Inverse Floaters
Inverse floaters or inverse floating rate securities are a type of derivative long-term fixed income obligation with a floating or variable interest rate that moves in the opposite direction of short-term interest rates. As short-term interest rates go down, the holders of the inverse floaters receive more income and, as short-term interest rates go up, the holders of the inverse floaters receive less income. As with all long-term fixed income securities, the price of the inverse floater moves inversely with long-term interest rates; as long-term interest rates go down, the price of the inverse floater moves up and, when long-term interest rates go up, the price of the inverse floater moves down. While inverse floater securities tend to provide more income than similar term and credit quality fixed-rate bonds, they also exhibit greater volatility in price movement (both up and down).

In the municipal market an inverse floater is typically created when the owner of a municipal fixed rate bond transfers that bond to a trust in exchange for cash and a residual interest in the trust’s assets and cash flows (inverse floater certificates). The trust funds the purchase of the bond by issuing two classes of certificates: short-term floating rate notes (typically sold to third parties) and the inverse floaters (also known as residual certificates). No additional income beyond that provided by the trust’s underlying bond is created; rather, that income is merely divided-up between the two classes of certificates. The holder of the inverse floating rate securities typically has the right to (1) cause the holders of the short-term floating rate notes to tender their notes at par ($100) and (2) to return the inverse floaters and withdraw the underlying bonds, thereby collapsing the trust. (See also Derivative Instruments.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with transactions in inverse floaters include: Interest Rate Risk, Credit Risk, Liquidity Risk and Market Risk.

Investment Companies
Investing in securities issued by registered and unregistered investment companies may involve the duplication of advisory fees and certain other expenses.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with the securities of other investment companies include: Market Risk.

Lending of Portfolio Securities
To generate additional income, a fund may lend up to one-third of the value of its total assets to broker-dealers, banks or other institutional borrowers of securities. JPMorgan Chase Bank, N.A. serves as lending agent (the Lending Agent) to the funds pursuant to a securities lending agreement (the Securities Lending Agreement) approved by the Board.

Under the Securities Lending Agreement, the Lending Agent loans securities to approved borrowers pursuant to borrower agreements in exchange for collateral equal to at least 100% of the market value of the loaned securities. Collateral may consist of cash, securities issued by the U.S. government or its agencies or instrumentalities (collectively, “U.S. government securities”) or such other collateral as may be approved by the Board. For loans secured by cash, the fund retains the interest earned on cash collateral investments, but is required to pay the borrower a rebate for the use of the cash collateral. For loans secured by U.S. government securities, the borrower pays a borrower fee to the Lending Agent on behalf of the fund. If the market value of the loaned securities goes up, the Lending Agent will request additional collateral from the borrower. If the market value of the loaned securities goes down, the borrower may request that some collateral be returned. During the existence of the loan, the lender will receive from the borrower amounts equivalent to any dividends, interest or other distributions on the loaned securities, as well as interest on such amounts.

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Loans are subject to termination by a fund or a borrower at any time. A fund may choose to terminate a loan in order to vote in a proxy solicitation if the fund has knowledge of a material event to be voted on that would affect the fund’s investment in the loaned security.

Securities lending involves counterparty risk, including the risk that a borrower may not provide additional collateral when required or return the loaned securities in a timely manner. Counterparty risk also includes a potential loss of rights in the collateral if the borrower or the Lending Agent defaults or fails financially. This risk is increased if a fund’s loans are concentrated with a single or limited number of borrowers. There are no limits on the number of borrowers a fund may use and a fund may lend securities to only one or a small group of borrowers. Funds participating in securities lending also bear the risk of loss in connection with investments of cash collateral received from the borrowers. Cash collateral is invested in accordance with investment guidelines contained in the Securities Lending Agreement and approved by the Board. To the extent that the value or return of a fund’s investments of the cash collateral declines below the amount owed to a borrower, a fund may incur losses that exceed the amount it earned on lending the security. The Lending Agent will indemnify a fund from losses resulting from a borrower’s failure to return a loaned security when due, but such indemnification does not extend to losses associated with declines in the value of cash collateral investments. The investment manager is not responsible for any loss incurred by the funds in connection with the securities lending program.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with the lending of portfolio securities include: Credit Risk.

Loan Participations
Loans, loan participations, and interests in securitized loan pools are interests in amounts owed by a corporate, governmental, or other borrower to a lender or consortium of lenders (typically banks, insurance companies, investment banks, government agencies, or international agencies). Loans involve a risk of loss in case of default or insolvency of the borrower and may offer less legal protection to an investor in the event of fraud or misrepresentation.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with loan participations include: Credit Risk.

Mortgage- and Asset-Backed Securities
Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property, and include single- and multi-class pass-through securities and Collateralized Mortgage Obligations (CMOs). These securities may be issued or guaranteed by U.S. government agencies or instrumentalities (see also Agency and Government Securities), or by private issuers, generally originators and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers, and special purpose entities. Mortgage-backed securities issued by private lenders may be supported by pools of mortgage loans or other mortgage-backed securities that are guaranteed, directly or indirectly, by the U.S. government or one of its agencies or instrumentalities, or they may be issued without any governmental guarantee of the underlying mortgage assets but with some form of non-governmental credit enhancement. Commercial mortgage-backed securities (CMBS) are a specific type of mortgage-backed security collateralized by a pool of mortgages on commercial real estate.

Stripped mortgage-backed securities are a type of mortgage-backed security that receive differing proportions of the interest and principal payments from the underlying assets. Generally, there are two classes of stripped mortgage-backed securities: Interest Only (IO) and Principal Only (PO). IOs entitle the holder to receive distributions consisting of all or a portion of the interest on the underlying pool of mortgage loans or mortgage-backed securities. POs entitle the holder to receive distributions consisting of all or a portion of the principal of the underlying pool of mortgage loans or mortgage-backed securities. The cash flows and yields on IOs and POs are extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage loans or mortgage-backed securities. A rapid rate of principal payments may adversely affect the yield to maturity of IOs. A slow rate of principal payments may adversely affect the yield to maturity of POs. If prepayments of principal are greater than anticipated, an investor in IOs may incur substantial losses. If prepayments of principal are slower than anticipated, the yield on a PO will be affected more severely than would be the case with a traditional mortgage-backed security.

CMOs are hybrid mortgage-related instruments secured by pools of mortgage loans or other mortgage-related securities, such as mortgage pass through securities or stripped mortgage-backed securities. CMOs may be structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. Principal prepayments on collateral underlying a CMO may cause it to be retired substantially earlier than its stated maturity. The yield characteristics of mortgage-backed securities differ from those of other debt securities. Among the differences are that interest and principal payments are made more frequently on mortgage-backed securities, usually monthly, and principal may be repaid at any time. These factors may reduce the expected yield.

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Asset-backed securities have structural characteristics similar to mortgage-backed securities. Asset-backed debt obligations represent direct or indirect participation in, or secured by and payable from, assets such as motor vehicle installment sales contracts, other installment loan contracts, home equity loans, leases of various types of property, and receivables from credit card or other revolving credit arrangements. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit enhancement of the securities. Payments or distributions of principal and interest on asset- backed debt obligations may be supported by non-governmental credit enhancements including letters of credit, reserve funds, overcollateralization, and guarantees by third parties. The market for privately issued asset-backed debt obligations is smaller and less liquid than the market for government sponsored mortgage-backed securities. (See also Derivative Instruments.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with mortgage and asset-backed securities include: Credit Risk, Interest Rate Risk, Liquidity Risk, and Prepayment and Extension Risk.

Mortgage Dollar Rolls
Mortgage dollar rolls are investments in which an investor sells mortgage-backed securities for delivery in the current month and simultaneously contracts to purchase substantially similar securities on a specified future date. While an investor foregoes principal and interest paid on the mortgage-backed securities during the roll period, the investor is compensated by the difference between the current sales price and the lower price for the future purchase as well as by any interest earned on the proceeds of the initial sale. The investor also could be compensated through the receipt of fee income equivalent to a lower forward price.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with mortgage dollar rolls include: Credit Risk and Interest Rate Risk.

Municipal Obligations
Municipal obligations include debt obligations issued by or on behalf of states, territories, possessions, or sovereign nations within the territorial boundaries of the United States (including the District of Columbia, Guam and Puerto Rico). The interest on these obligations is generally exempt from federal income tax. Municipal obligations are generally classified as either “general obligations” or “revenue obligations.”

General obligation bonds are secured by the issuer’s pledge of its full faith, credit, and taxing power for the payment of interest and principal. Revenue bonds are payable only from the revenues derived from a project or facility or from the proceeds of a specified revenue source. Industrial development bonds are generally revenue bonds secured by payments from and the credit of private users. Municipal notes are issued to meet the short-term funding requirements of state, regional, and local governments. Municipal notes include tax anticipation notes, bond anticipation notes, revenue anticipation notes, tax and revenue anticipation notes, construction loan notes, short-term discount notes, tax-exempt commercial paper, demand notes, and similar instruments.

Municipal lease obligations may take the form of a lease, an installment purchase, or a conditional sales contract. They are issued by state and local governments and authorities to acquire land, equipment, and facilities. An investor may purchase these obligations directly, or it may purchase participation interests in such obligations. Municipal leases may be subject to greater risks than general obligation or revenue bonds. State constitutions and statutes set forth requirements that states or municipalities must meet in order to issue municipal obligations. Municipal leases may contain a covenant by the state or municipality to budget for and make payments due under the obligation. Certain municipal leases may, however, provide that the issuer is not obligated to make payments on the obligation in future years unless funds have been appropriated for this purpose each year.

Yields on municipal bonds and notes depend on a variety of factors, including money market conditions, municipal bond market conditions, the size of a particular offering, the maturity of the obligation, and the rating of the issue. The municipal bond market has a large number of different issuers, many having smaller sized bond issues, and a wide choice of different maturities within each issue. For these reasons, most municipal bonds do not trade on a daily basis and many trade only rarely. Because many of these bonds trade infrequently, the spread between the bid and offer may be wider and the time needed to develop a bid or an offer may be longer than other security markets. See Appendix A for a discussion of securities ratings. (See also Debt Obligations.)

Taxable Municipal Obligations. There is another type of municipal obligation that is subject to federal income tax for a variety of reasons. These municipal obligations do not qualify for the federal income exemption because (a) they did not receive necessary authorization for tax-exempt treatment from state or local government authorities, (b) they exceed certain regulatory limitations on the cost of issuance for tax-exempt financing or (c) they finance public or private activities that do not qualify for the federal income tax exemption. These non-qualifying activities might include, for example, certain types of

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multi-family housing, certain professional and local sports facilities, refinancing of certain municipal debt, and borrowing to replenish a municipality’s underfunded pension plan.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with municipal obligations include: Credit Risk, Inflation Risk, Interest Rate Risk, and Market Risk.

Partnership Securities
The fund may invest in securities issued by publicly traded partnerships or master limited partnerships or limited liability companies (together referred to as “PTPs/MLPs”). These entities are limited partnerships or limited liability companies that may be publicly traded on stock exchanges or markets such as the New York Stock Exchange (“NYSE”), the NYSE Alternext US LLC (“NYSE Alternext”) (formerly the American Stock Exchange) and NASDAQ. PTPs/MLPs often own businesses or properties relating to energy, natural resources or real estate, or may be involved in the film industry or research and development activities. Generally PTPs/MLPs are operated under the supervision of one or more managing partners or members. Limited partners, unit holders, or members (such as a fund that invests in a partnership) are not involved in the day-to-day management of the company. Limited partners, unit holders, or members are allocated income and capital gains associated with the partnership project in accordance with the terms of the partnership or limited liability company agreement.

At times PTPs/MLPs may potentially offer relatively high yields compared to common stocks. Because PTPs/MLPs are generally treated as partnerships or similar limited liability “pass-through” entities for tax purposes, they do not ordinarily pay income taxes, but pass their earnings on to unit holders (except in the case of some publicly traded firms that may be taxed as corporations). For tax purposes, unit holders may initially be deemed to receive only a portion of the distributions attributed to them because certain other portions may be attributed to the repayment of initial investments and may thereby lower the cost basis of the units or shares owned by unit holders. As a result, unit holders may effectively defer taxation on the receipt of some distributions until they sell their units. These tax consequences may differ for different types of entities.

Although the high yields potentially offered by these investments may be attractive, PTPs/MLPs have some disadvantages and present some risks. Investors in a partnership or limited liability company may have fewer protections under state law than do investors in a corporation. Distribution and management fees may be substantial. Losses are generally considered passive and cannot offset income other than income or gains relating to the same entity. These tax consequences may differ for different types of entities. Many PTPs/MLPs may operate in certain limited sectors such as, without limitation, energy, natural resources, and real estate, which may be volatile or subject to periodic downturns. Growth may be limited because most cash is paid out to unit holders rather than retained to finance growth. The performance of PTPs/MLPs may be partly tied to interest rates. Rising interest rates, a poor economy, or weak cash flows are among the factors that can pose significant risks for investments in PTPs/MLPs. Investments in PTPs/MLPs also may be relatively illiquid at times.

The fund may also invest in relatively illiquid securities issued by limited partnerships or limited liability companies that are not publicly traded. These securities, which may represent investments in certain areas such as real estate or private equity, may present many of the same risks of PTPs/MLPs. In addition, they may present other risks including higher management and distribution fees, uncertain cash flows, potential calls for additional capital, and very limited liquidity.

Preferred Stock
Preferred stock is a type of stock that pays dividends at a specified rate and that has preference over common stock in the payment of dividends and the liquidation of assets. Preferred stock does not ordinarily carry voting rights.

The price of a preferred stock is generally determined by earnings, type of products or services, projected growth rates, experience of management, liquidity, and general market conditions of the markets on which the stock trades.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with preferred stock include: Issuer Risk and Market Risk.

Real Estate Investment Trusts
Real estate investment trusts (REITs) are pooled investment vehicles that manage a portfolio of real estate or real estate related loans to earn profits for their shareholders. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property, such as shopping centers, nursing homes, office buildings, apartment complexes, and hotels, and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. REITs can be subject to extreme volatility due to fluctuations in the demand for real estate, changes in interest rates, and adverse economic conditions. Similar to investment companies, REITs are not taxed on income distributed to shareholders provided they comply with certain requirements under the tax law. The failure of a REIT to continue to qualify as a REIT

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for tax purposes can materially affect its value. A fund will indirectly bear its proportionate share of any expenses paid by a REIT in which it invests.

REITs often do not provide complete tax information until after the calendar year-end. Consequently, because of the delay, it may be necessary for a fund investing in REITs to request permission to extend the deadline for issuance of Forms 1099-DIV beyond January 31. In the alternative, amended Forms 1099-DIV may be sent.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with REITs include: Interest Rate Risk, Issuer Risk and Market Risk.

Repurchase Agreements
Repurchase agreements may be entered into with certain banks or non-bank dealers. In a repurchase agreement, the purchaser buys a security at one price, and at the time of sale, the seller agrees to repurchase the obligation at a mutually agreed upon time and price (usually within seven days). The repurchase agreement determines the yield during the purchaser’s holding period, while the seller’s obligation to repurchase is secured by the value of the underlying security. Repurchase agreements could involve certain risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon the purchaser’s ability to dispose of the underlying securities.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with repurchase agreements include: Credit Risk.

Reverse Repurchase Agreements
In a reverse repurchase agreement, an investor sells a security and enters into an agreement to repurchase the security at a specified future date and price. The investor generally retains the right to interest and principal payments on the security. Since the investor receives cash upon entering into a reverse repurchase agreement, it may be considered a borrowing. (See also Derivative Instruments.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with reverse repurchase agreements include: Credit Risk and Interest Rate Risk.

Short Sales
In short-selling transactions, a fund sells a security it does not own in anticipation of a decline in the market value of the security. To complete the transaction, a fund must borrow the security to make delivery to the buyer. A fund is obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by a fund, which may result in a loss or gain, respectively. Unlike taking a long position in a security by purchasing the security, where potential losses are limited to the purchase price, short sales have no cap on maximum losses, and gains are limited to the price of the security at the time of the short sale.

Short sales of forward commitments and derivatives do not involve borrowing a security. These types of short sales may include futures, options, contracts for differences, forward contracts on financial instruments and options such as contracts, credit-linked instruments, and swap contracts.

A fund may not always be able to borrow a security it wants to sell short. A fund also may be unable to close out an established short position at an acceptable price and may have to sell long positions at disadvantageous times to cover its short positions. The value of your investment in a fund will fluctuate in response to the movements in the market. Fund performance also will depend on the effectiveness of the investment manager’s research and the management team’s investment decisions.

Short sales also involve other costs. A fund must repay to the lender an amount equal to any dividends or interest that accrues while the loan is outstanding. To borrow the security, a fund may be required to pay a premium. A fund also will incur truncation costs in effecting short sales. The amount of any ultimate gain for a fund resulting from a short sale will be decreased and the amount of any ultimate loss will be increased, by the amount of premiums, interest or expenses a fund may be required to pay in connection with the short sale. Until a fund closes the short position, it will earmark and reserve fund assets, in cash or liquid securities to offset a portion of the leverage risk. Realized gains from short sales are typically treated as short-term gains/losses.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with short sales include: Market Risk and Short Sales Risk.

Sovereign Debt
A sovereign debtor’s willingness or ability to repay principal and pay interest in a timely manner may be affected by a variety of factors, including its cash flow situation, the extent of its reserves, the availability of sufficient foreign exchange

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on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor’s policy toward international lenders, and the political constraints to which a sovereign debtor may be subject. (See also Foreign Securities.)

With respect to sovereign debt of emerging market issuers, investors should be aware that certain emerging market countries are among the largest debtors to commercial banks and foreign governments. At times, certain emerging market countries have declared moratoria on the payment of principal and interest on external debt.

Certain emerging market countries have experienced difficulty in servicing their sovereign debt on a timely basis that led to defaults and the restructuring of certain indebtedness.

Sovereign debt includes Brady Bonds, which are securities issued under the framework of the Brady Plan, an initiative announced by former U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external commercial bank indebtedness.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with sovereign debt include: Credit Risk and Foreign/Emerging Markets Risk.

Structured Investments
A structured investment is a security whose return is tied to an underlying index or to some other security or pool of assets. Structured investments generally are individually negotiated agreements and may be traded over-the-counter. Structured investments are created and operated to restructure the investment characteristics of the underlying security. This restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments, such as commercial bank loans, and the issuance by that entity of one or more classes of debt obligations (“structured securities”) backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured securities to create securities with different investment characteristics, such as varying maturities, payment priorities, and interest rate provisions. The extent of the payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments. Because structured securities typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. Structured securities are often offered in different classes. As a result a given class of a structured security may be either subordinated or unsubordinated to the right of payment of another class. Subordinated structured securities typically have higher yields and present greater risks than unsubordinated structured securities. Structured securities are typically sold in private placement transactions, and at any given time there may be no active trading market for a particular structured security.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with structured investments include: Credit Risk and Liquidity Risk.

Swap Agreements
Swap agreements are typically individually negotiated agreements that obligate two parties to exchange payments based on a reference to a specified asset, reference rate or index. Swap agreements will tend to shift a party’s investment exposure from one type of investment to another. A swap agreement can increase or decrease the volatility of a fund’s investments and its net asset value.

Swap agreements are traded in the over-the-counter market and may be considered to be illiquid. Swap agreements entail the risk that a party will default on its payment obligations. A fund will enter into a swap agreement only if the claims-paying ability of the other party or its guarantor is considered to be investment grade by the investment manager. Generally, the unsecured senior debt or the claims-paying ability of the other party or its guarantor must be rated in one of the three highest rating categories of at least one Nationally Recognized Statistical Rating Organization (NRSRO) at the time of entering into the transaction. If there is a default by the other party to such a transaction, a fund will have to rely on its contractual remedies (which may be limited by bankruptcy, insolvency or similar laws) pursuant to the agreements related to the transaction. In certain circumstances, a fund may seek to minimize counterparty risk by requiring the counterparty to post collateral.

Swap agreements are usually entered into without an upfront payment because the value of each party’s position is the same. The market values of the underlying commitments will change over time resulting in one of the commitments being worth more than the other and the net market value creating a risk exposure for one counterparty or the other.

Interest Rate Swaps. Interest rate swap agreements are often used to obtain or preserve a desired return or spread at a lower cost than through a direct investment in an instrument that yields the desired return or spread. They are financial instruments that involve the exchange of one type of interest rate cash flow for another type of interest rate cash flow on specified dates in the future. In a standard interest rate swap transaction, two parties agree to exchange their respective commitments to pay

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fixed or floating rates on a predetermined specified (notional) amount. The swap agreement notional amount is the predetermined basis for calculating the obligations that the swap counterparties have agreed to exchange. Under most swap agreements, the obligations of the parties are exchanged on a net basis. The two payment streams are netted out, with each party receiving or paying, as the case may be, only the net amount of the two payments. Interest rate swaps can be based on various measures of interest rates, including LIBOR, swap rates, treasury rates and other foreign interest rates.

Cross Currency Swaps. Cross currency swaps are similar to interest rate swaps, except that they involve multiple currencies. A fund may enter into a currency swap when it has exposure to one currency and desires exposure to a different currency. Typically the interest rates that determine the currency swap payments are fixed, although occasionally one or both parties may pay a floating rate of interest. Unlike an interest rate swap, however, the principal amounts are exchanged at the beginning of the contract and returned at the end of the contract. In addition to paying and receiving amounts at the beginning and termination of the agreements, both sides will also have to pay in full periodically based upon the currency they have borrowed. Change in foreign exchange rates and changes in interest rates, as described above, may negatively affect currency swaps.

Total Return Swaps. Total return swaps are contracts in which one party agrees to make periodic payments based on the change in market value of the underlying assets, which may include a specified security, basket of securities or security indexes during the specified period, in return for periodic payments based on a fixed or variable interest rate of the total return from other underlying assets. Total return swap agreements may be used to obtain exposure to a security or market without owning or taking physical custody of such security or market. For example, CMBS total return swaps are bilateral financial contracts designed to replicate synthetically the total returns of commercial mortgage-backed securities. In a typical total return equity swap, payments made by the fund or the counterparty are based on the total return of a particular reference asset or assets (such as an equity security, a combination of such securities, or an index). That is, one party agrees to pay another party the return on a stock, basket of stocks, or stock index in return for a specified interest rate. By entering into an equity index swap, for example, the index receiver can gain exposure to stocks making up the index of securities without actually purchasing those stocks. Total return swaps involve not only the risk associated with the investment in the underlying securities, but also the risk of the counterparty not fulfilling its obligations under the agreement.

Swaption Transaction. A swaption is an option on a swap agreement and a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms, in return for payment of the purchase price (the “premium”) of the option. The fund may write (sell) and purchase put and call swaptions to the same extent it may make use of standard options on securities or other instruments. The writer of the contract receives the premium and bears the risk of unfavorable changes in the market value on the underlying swap agreement.

Swaptions can be bundled and sold as a package. These are commonly called interest rate caps, floors and collars. In interest rate cap transactions, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or cap. Interest rate floor transactions require one party, in exchange for a premium to agree to make payments to the other to the extent that interest rates fall below a specified level, or floor. In interest rate collar transactions, one party sells a cap and purchases a floor, or vice versa, in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels or collar amounts.

Credit Default Swaps. Credit default swaps are contracts in which third party credit risk is transferred from one party to another party by one party, the protection buyer, making payments to the other party, the protection seller, in return for the ability of the protection buyer to deliver a reference obligation, or portfolio of reference obligations, to the protection seller upon the occurrence of certain credit events relating to the issuer of the reference obligation and receive the notional amount of the reference obligation from the protection seller. A fund may use credit default swaps for various purposes including to increase or decrease its credit exposure to various issuers. For example, as a seller in a transaction, a fund could use credit default swaps as a way of increasing investment exposure to a particular issuer’s bonds in lieu of purchasing such bonds directly. Similarly, as a buyer in a transaction, a fund may use credit default swaps to hedge its exposure on bonds that it owns or in lieu of selling such bonds. A credit default swap agreement may have as reference obligations one or more securities that are not currently held by the fund. The fund may be either the buyer or seller in the transaction. Credit default swaps may also be structured based on the debt of a basket of issuers, rather than a single issuer, and may be customized with respect to the default event that triggers purchase or other factors. As a seller, the fund generally receives an up front payment or a fixed rate of income throughout the term of the swap, which typically is between six months and three years, provided that there is no credit event. If a credit event occurs, generally the seller must pay the buyer the full face amount of deliverable obligations of the reference obligations that may have little or no value. If the fund is a buyer and no credit event occurs, the fund recovers nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference obligation that may have little or no value.

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Credit default swap agreements can involve greater risks than if a fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to counterparty credit risk, leverage risk, hedging risk, correlation risk and liquidity risk. A fund will enter into credit default swap agreements only with counterparties that meet certain standards of creditworthiness. A buyer generally also will lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. If a credit event were to occur, the value of any deliverable obligation received by the seller, coupled with the upfront or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the seller. A fund’s obligations under a credit default swap agreement will be accrued daily (offset against any amounts owing to the fund). In connection with credit default swaps in which a fund is the buyer, the fund will segregate or “earmark” cash or other liquid assets, or enter into certain offsetting positions, with a value at least equal to the fund’s exposure (any accrued but unpaid net amounts owed by the fund to any counterparty), on a marked-to-market basis. In connection with credit default swaps in which a fund is the seller, the fund will segregate or “earmark” cash or other liquid assets, or enter into offsetting positions, with a value at least equal to the full notional amount of the swap (minus any amounts owed to the fund). Such segregation or “earmarking” will ensure that the fund has assets available to satisfy its obligations with respect to the transaction. Such segregation or “earmarking” will not limit the fund’s exposure to loss.

The use of swap agreements by a fund entails certain risks, which may be different from, or possibly greater than, the risks associated with investing directly in the securities and other investments that are the referenced asset for the swap agreement. Swaps are highly specialized instruments that require investment techniques, risk analyses, and tax planning different from those associated with stocks, bonds, and other traditional investments. The use of a swap requires an understanding not only of the referenced asset, reference rate, or index, but also of the swap itself, without the benefit of observing the performance of the swap under all the possible market conditions. Because some swap agreements have a leverage component, adverse changes in the value or level of the underlying asset, reference rate, or index can result in a loss substantially greater than the amount invested in the swap itself. Certain swaps have the potential for unlimited loss, regardless of the size of the initial investment.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with swaps include: Credit Risk, Liquidity Risk and Market Risk.

Trust-Preferred Securities
The fund may also invest in trust-preferred securities. These securities, also known as trust-issued securities, are securities that have characteristics of both debt and equity instruments and are typically treated by the funds as debt investments.

Generally, trust-preferred securities are cumulative preferred stocks issued by a trust that is created by a financial institution, such as a bank holding company. The financial institution typically creates the trust with the objective of increasing its capital by issuing subordinated debt to the trust in return for cash proceeds that are reflected on its balance sheet.

The primary asset owned by the trust is the subordinated debt issued to the trust by the financial institution, The financial institution makes periodic interest payments on the debt as discussed further below. The financial institution will subsequently own the trust’s common securities, which may typically represent a small percentage of the trust’s capital structure. The remainder of the trust’s capital structure typically consists of trust-preferred securities which are sold to investors. The trust uses the sales proceeds to purchase the subordinated debt issued by the financial institution. The financial institution uses the proceeds from the subordinated debt sale to increase its capital while the trust receives periodic interest payments from the financial institution for holding the subordinated debt.

The trust uses the interest received to make dividend payments to the holders of the trust-preferred securities. The dividends are generally paid on a quarterly basis and are often higher than other dividends potentially available on the financial institution’s common stocks. The interests of the holders of the trust-preferred securities are senior to those of common stockholders in the event that the financial institution is liquidated, although their interests are typically subordinated to those of other holders of other debt issued by the institution.

The primary benefit for the financial institution in using this particular structure is that the trust-preferred securities issued by the trust are treated by the financial institution as debt securities for tax purposes (as a consequence of which the expense of paying interest on the securities is tax deductible), but are treated as more desirable equity securities for purposes of the calculation of capital requirements.

In certain instances, the structure involves more than one financial institution and thus, more than one trust. In such a pooled offering, an additional separate trust may be created. This trust will issue securities to investors and use the proceeds to purchase the trust-preferred securities issued by other trust subsidiaries of the participating financial institutions. In such a structure, the trust-preferred securities held by the investors are backed by other trust-preferred securities issued by the trust subsidiaries.

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The risks associated with trust-preferred securities typically include the financial condition of the financial institution(s), as the trust typically has no business operations other than holding the subordinated debt issued by the financial institution(s) and issuing the trust-preferred securities and common stock backed by the subordinated debt. If a financial institution is financially unsound and defaults on interest payments to the trust, the trust will not be able to make dividend payments to holders of the trust-preferred securities such as the fund.

U.S. Government and Related Obligations
U.S. Government obligations include U.S. Treasury obligations and securities issued or guaranteed by various agencies of the U.S. Government or by various instrumentalities which have been established or sponsored by the U.S. Government. U.S. Treasury obligations and securities issued or guaranteed by various agencies of the U.S. Government differ in their interest rates, maturities and time of issuance, as well as with respect to whether they are guaranteed by the U.S. Government. U.S. Government and related obligations may be structured as fixed-, variable- or floating-rate obligations.

U.S. Government obligations also include senior unsecured debt securities issued between October 14, 2008 and June 30, 2009 by eligible issuers (including U.S. depository institutions insured by the FDIC (and certain affiliates), U.S. bank holding companies and certain U.S. savings and loan holding companies) that are guaranteed by the FDIC under its Temporary Liquidity Guarantee Program (the “TLGP”). The FDIC’s guarantee under the TLGP will expire upon the earlier of (i) maturity of such security or (ii) June 30, 2012. It is the view of the FDIC and the staff of the Securities and Exchange Commission that any debt security that is guaranteed by the FDIC under the TLGP and that has a maturity that ends on or before June 30, 2012 would be a security exempt from registration under Section 3(a)(2) of the Securities Act of 1933 because such security would be fully and unconditionally guaranteed by the FDIC.

Investing in securities guaranteed under the TLGP is subject to certain risks. Given that there is a limited track record for securities guaranteed under the TLGP, it is uncertain whether such securities will continue to trade in line with recent experience in relation to treasury and government agency securities in terms of yield spread and the volatility of such spread and it is uncertain how such securities will trade in the secondary market and whether that market will be liquid or illiquid. The TLGP program is subject to change. In order to collect from the FDIC under the TLGP, a claims process must be followed. Failure to follow the claims process could result in a loss to the right to payment under the guarantee. In addition, guarantee payments by the FDIC under the TLGP may be delayed.

Investing in U.S. Government and related obligations is subject to certain risks. While U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. Government, such securities are nonetheless subject to credit risk (i.e., the risk that the U.S. Government may be, or be perceived to be, unable or unwilling to honor its financial obligations, such as making payments). Securities issued or guaranteed by federal agencies and U.S. Government-sponsored instrumentalities may or may not be backed by the full faith and credit of the U.S. Government. These securities may be supported by the ability to borrow from the U.S. Treasury or only by the credit of the issuing agency or instrumentality and, as a result, may be subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury. Obligations of U.S. Government agencies, authorities, instrumentalities and sponsored enterprises historically have involved limited risk of loss of principal if held to maturity. However, no assurance can be given that the U.S. Government can or would provide financial support to any of these entities, including whether or not the U.S. Government is obligated to do so by law.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with agency and government securities include: Credit Risk, Inflation Risk, Interest Rate Risk, Prepayment and Extension Risk, and Reinvestment Risk.

Variable- or Floating-Rate Securities
Variable-rate securities provide for automatic establishment of a new interest rate at fixed intervals (daily, monthly, semiannually, etc.). Floating-rate securities generally provide for automatic adjustment of the interest rate whenever some specified interest rate index changes. Variable- or floating-rate securities frequently include a demand feature enabling the holder to sell the securities to the issuer at par. In many cases, the demand feature can be exercised at any time. Some securities that do not have variable or floating interest rates may be accompanied by puts producing similar results and price characteristics. Variable-rate demand notes include master demand notes that are obligations that permit the investor to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the investor as lender, and the borrower. The interest rates on these notes fluctuate from time to time. The issuer of such obligations normally has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days’ notice to the holders of such obligations. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded. There generally is not an established secondary market for these obligations. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the lender’s right to redeem is

Statement of Additional Information – Oct. 28, 2011	Page 43

dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and may involve heightened risk of default by the issuer.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with variable- or floating-rate securities include: Credit Risk.

Warrants
Warrants are securities giving the holder the right, but not the obligation, to buy the stock of an issuer at a given price (generally higher than the value of the stock at the time of issuance) during a specified period or perpetually. Warrants may be acquired separately or in connection with the acquisition of securities. Warrants do not carry with them the right to dividends or voting rights and they do not represent any rights in the assets of the issuer. Warrants may be considered to have more speculative characteristics than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying securities, and a warrant ceases to have value if it is not exercised prior to its expiration date.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with warrants include: Market Risk.

When-Issued Securities and Forward Commitments
When-issued securities and forward commitments involve a commitment to purchase or sell specific securities at a predetermined price or yield in which payment and delivery take place after the customary settlement period for that type of security. Normally, the settlement date occurs within 45 days of the purchase although in some cases settlement may take longer. The investor does not pay for the securities or receive dividends or interest on them until the contractual settlement date. Such instruments involve the risk of loss if the value of the security to be purchased declines prior to the settlement date and the risk that the security will not be issued as anticipated. If the security is not issued as anticipated, a fund may lose the opportunity to obtain a price and yield considered to be advantageous.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with when-issued securities and forward commitments include: Credit Risk.

Zero-Coupon, Step-Coupon, and Pay-in-Kind Securities
These securities are debt obligations that do not make regular cash interest payments (see also Debt Obligations). Zero-coupon and step-coupon securities are sold at a deep discount to their face value because they do not pay interest until maturity. Pay-in-kind securities pay interest through the issuance of additional securities. Because these securities do not pay current cash income, the price of these securities can be extremely volatile when interest rates fluctuate. See Appendix A for a discussion of securities ratings.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with zero- coupon, step-coupon, and pay-in-kind securities include: Credit Risk and Interest Rate Risk.

A fund cannot issue senior securities but this does not prohibit certain investment activities for which assets of the fund are set aside, or margin, collateral or escrow arrangements are established, to cover the related obligations. Examples of those activities include borrowing money, delayed-delivery and when-issued securities transactions, and contracts to buy or sell options, derivatives, and hedging instruments.

Securities Transactions

Except as otherwise noted, the description of policies and procedures in this section also applies to any fund subadviser. Subject to policies set by the Board, as well as the terms of the investment management services agreements, and subadviser agreements, as applicable, the investment manager or subadviser is authorized to determine, consistent with a fund’s investment objective and policies, which securities will be purchased, held, or sold. In determining where the buy and sell orders are to be placed, the investment manager has been directed to use its best efforts to obtain the best available price and the most favorable execution except where otherwise authorized by the Board.

Each fund, the investment manager, any subadviser and Columbia Management Investment Distributors, Inc. (principal underwriter and distributor of the funds) has a strict Code of Ethics that prohibits affiliated personnel from engaging in personal investment activities that compete with or attempt to take advantage of planned portfolio transactions for the fund.

A fund’s securities may be traded on an agency basis with brokers or dealers or on a principal basis with dealers. In an agency trade, the broker-dealer generally is paid a commission. In a principal trade, the investment manager will trade

Statement of Additional Information – Oct. 28, 2011	Page 44

directly with the issuer or with a dealer who buys or sells for its own account, rather than acting on behalf of another client. The investment manager may pay the dealer a commission or instead, the dealer’s profit, if any, is the difference, or spread, between the dealer’s purchase and sale price for the security.

Broker-Dealer Selection
In selecting broker-dealers to execute transactions, the investment manager and each subadviser will consider from among such factors as the ability to minimize trading costs, trading expertise, infrastructure, ability to provide information or services, financial condition, confidentiality, competitiveness of commission rates, evaluations of execution quality, promptness of execution, past history, ability to prospect for and find liquidity, difficulty of trade, security’s trading characteristics, size of order, liquidity of market, block trading capabilities, quality of settlement, specialized expertise, overall responsiveness, willingness to commit capital and research services provided.

The Board has adopted a policy prohibiting the investment manager, or any subadviser, from considering sales of shares of the funds as a factor in the selection of broker-dealers through which to execute securities transactions.

On a periodic basis, the investment manager makes a comprehensive review of the broker-dealers and the overall reasonableness of their commissions, including review by an independent third-party evaluator. The review evaluates execution, operational efficiency, and research services.

Commission Dollars
Broker-dealers typically provide a bundle of services including research and execution of transactions. The research provided can be either proprietary (created and provided by the broker-dealer) or third party (created by a third party but provided by the broker-dealer). Consistent with the interests of the fund, the investment manager and each subadviser may use broker-dealers who provide both types of research products and services in exchange for commissions, known as “soft dollars,” generated by transactions in fund accounts.

The receipt of research and brokerage products and services is used by the investment manager, and by each subadviser, to the extent it engages in such transactions, to supplement its own research and analysis activities, by receiving the views and information of individuals and research staffs of other securities firms, and by gaining access to specialized expertise on individual companies, industries, areas of the economy and market factors. Research and brokerage products and services may include reports on the economy, industries, sectors and individual companies or issuers; statistical information; accounting and tax law interpretations; political analyses; reports on legal developments affecting portfolio securities; information on technical market actions; credit analyses; on-line quotation systems; risk measurement; analyses of corporate responsibility issues; on-line news services; and financial and market database services. Research services may be used by the investment manager in providing advice to multiple accounts, including the funds (or by any subadviser to any other client of the subadviser) even though it is not possible to relate the benefits to any particular account or fund.

On occasion, it may be desirable to compensate a broker for research services or for brokerage services by paying a commission that might not otherwise be charged or a commission in excess of the amount another broker might charge. The Board has adopted a policy authorizing the investment manager to do so, to the extent authorized by law, if the investment manager or subadviser determines, in good faith, that such commission is reasonable in relation to the value of the brokerage or research services provided by a broker or dealer, viewed either in the light of that transaction or the investment manager’s or subadviser’s overall responsibilities with respect to a fund and the other funds or accounts for which it acts as investment manager (or by any subadviser to any other client of that subadviser).

As a result of these arrangements, some portfolio transactions may not be effected at the lowest commission, but overall execution may be better. The investment manager and each subadviser have represented that under its procedures the amount of commission paid will be reasonable and competitive in relation to the value of the brokerage services and research products and services provided.

The investment manager or a subadviser may use step-out transactions. A “step-out” is an arrangement in which the investment manager or subadviser executes a trade through one broker-dealer but instructs that broker-dealer to step-out all or a part of the trade to another broker-dealer. The second broker-dealer will clear and settle, and receive commissions for, the stepped-out portion. The investment manager or subadviser may receive research products and services in connection with step-out transactions.

Use of fund commissions may create potential conflicts of interest between the investment manager or subadviser and a fund. However, the investment manager and each subadviser has policies and procedures in place intended to mitigate these conflicts and ensure that the use of fund commissions falls within the “safe harbor” of Section 28(e) of the Securities Exchange Act of 1934. Some products and services may be used for both investment decision-making and non-investment decision-making purposes (“mixed use” items). The investment manager and each subadviser, to the extent it has mixed use

Statement of Additional Information – Oct. 28, 2011	Page 45

items, has procedures in place to assure that fund commissions pay only for the investment decision-making portion of a mixed-use item.

Affiliate Transactions
Subject to applicable legal and regulatory requirements, the fund may enter into transactions in which Ameriprise Financial and/or its affiliates, or companies that are deemed to be affiliates of the fund (e.g., due to, among other factors, their or their affiliates’ ownership or control of shares of the fund) may have an interest that potentially conflicts with the interests of the fund. For example, an affiliate of Ameriprise Financial may sell securities to the fund from an offering in which it is an underwriter or from securities that it owns as a dealer, subject to applicable legal and regulatory requirements. Applicable legal and regulatory requirements also may prevent the fund from engaging in transactions with an affiliate of the fund, which may include Ameriprise Financial and its affiliates, or from participating in an investment opportunity in which an affiliate of the fund participates.

Trade Aggregation and Allocation
Generally, orders are processed and executed in the order received. When a fund buys or sells the same security as another portfolio, fund, or account, the investment manager or subadviser carries out the purchase or sale pursuant to policies and procedures designed in such a way believed to be fair to the fund. Purchase and sale orders may be combined or aggregated for more than one account if it is believed it would be consistent with best execution. Aggregation may reduce commission costs or market impact on a per-share and per-dollar basis, although aggregation may have the opposite effect. There may be times when not enough securities are received to fill an aggregated order, including in an initial public offering, involving multiple accounts. In that event, the investment manager and each subadviser has policies and procedures designed in such a way believed to result in a fair allocation among accounts, including the fund.

From time to time, different portfolio managers with the investment manager may make differing investment decisions related to the same security. However, with certain exceptions for funds managed using strictly quantitative methods, a portfolio manager or portfolio management team may not sell a security short if the security is owned in another portfolio managed by that portfolio manager or portfolio management team. On occasion, a fund may purchase and sell a security simultaneously in order to profit from short-term price disparities.

Certain Investment Limitations
From time to time, the investment manager or subadviser for a fund and their respective affiliates (“adviser group”) will be trading in the same securities or be deemed to beneficially hold the same securities. Due to regulatory and other restrictions or limits in various countries or industry- or issuer-specific restrictions or limitations (e.g., poison pills) that restrict the amount of securities or other investments of an issuer that may be held on an aggregate basis by an adviser group, a fund may be limited or prevented from acquiring securities of an issuer that the fund’s adviser may otherwise prefer to purchase. For example, many countries limit the amount of outstanding shares that may be held in a local bank by an adviser group. In these circumstances, a fund may be limited or prevented from purchasing additional shares of a bank if the purchase would put the adviser group over the regulatory limit when the adviser group’s holdings are combined together or with the holdings of the funds’ affiliates, even if the purchases alone on behalf of a specific fund would not be in excess of such limit. Additionally, regulatory and other applicable limits are complex and vary significantly, including, among others, from country to country, industry to industry and issuer to issuer. However, given the complexity of these limits, a fund’s adviser may inadvertently breach these limits, and a fund may be required to sell securities of an issuer in order to be in compliance with such limits even if the fund’s adviser may otherwise prefer to continue to hold such securities. At certain times, the funds may be restricted in their investment activities because of relationships an affiliate of the fund’s, which may include Ameriprise Financial and its affiliates, may have with the issuers of securities.

The investment manager has portfolio management teams in its multiple geographic locations that may share research information regarding leveraged loans. The investment manager operates separate and independent trading desks in these locations for the purpose of purchasing and selling leveraged loans. As a result, the investment manager does not aggregate orders in leveraged loans across portfolio management teams. For example, funds and other client accounts being managed by these portfolio management teams may purchase and sell the same leveraged loan in the secondary market on the same day at different times and at different prices. There is also the potential for a particular account or group of accounts, including a fund, to forego an opportunity or to receive a different allocation (either larger or smaller) than might otherwise be obtained if the investment manager were to aggregate trades in leveraged loans across the portfolio management teams. Although the investment manager does not aggregate orders in leveraged loans across its portfolio management teams in the multiple geographic locations, it operates in this structure subject to its duty to seek best execution.

Statement of Additional Information – Oct. 28, 2011	Page 46

The following table shows total brokerage commissions paid in the last three fiscal periods. Substantially all firms through whom transactions were executed provide research services. The table is organized by fiscal year end. You can find your fund’s fiscal year end in Table 1.

Table 4. Total Brokerage Commissions

Total Brokerage Commissions
Fund	2011		2010	2009
For funds with fiscal period ending January 31

Columbia Income Builder Fund	$0		$0	$0

Columbia Portfolio Builder Aggressive	0		0	0

Columbia Portfolio Builder Conservative	0		0	0

Columbia Portfolio Builder Moderate	0		0	0

Columbia Portfolio Builder Moderate Aggressive	0		0	0

Columbia Portfolio Builder Moderate Conservative	0		0	0

For funds with fiscal period ending March 31

Columbia Equity Value	317,997		357,285	525,309

For funds with fiscal period ending April 30

Columbia 120/20 Contrarian Equity	20,388		26,985	38,789

Columbia Recovery and Infrastructure	329,036		527,728	128,097	(a)

Columbia Retirement Plus 2010	0		0	0

Columbia Retirement Plus 2015	0		0	0

Columbia Retirement Plus 2020	0		0	0

Columbia Retirement Plus 2025	0		0	0

Columbia Retirement Plus 2030	0		0	0

Columbia Retirement Plus 2035	0		0	0

Columbia Retirement Plus 2040	0		0	0

Columbia Retirement Plus 2045	0		0	0

For funds with fiscal period ending May 31

Columbia Absolute Return Emerging Markets Macro	0	(b)	N/A	N/A

Columbia Absolute Return Enhanced Multi-Strategy	9,476	(c)	N/A	N/A

Columbia Absolute Return Multi-Strategy	10,136	(c)	N/A	N/A

Columbia High Yield Bond	0		0	0

Columbia Multi-Advisor Small Cap Value	553,603		749,980	1,484,768

Columbia U.S. Government Mortgage	17,660		9,489	14,329

For funds with fiscal period ending June 30

Columbia Dividend Opportunity	2,031,035		402,958	673,569

For funds with fiscal period ending July 31

Columbia Floating Rate	0		0	12,760

Columbia Income Opportunities	0		0	0

Columbia Inflation Protected Securities	40,902		43,426	17,762

Columbia Large Core Quantitative	756,280		2,806,058	2,084,675

Columbia Limited Duration Credit	28,296		8,523	4,188

Columbia Money Market	0		0	0

For funds with fiscal period ending August 31

Columbia Diversified Bond	206,112		121,666	95,997

Columbia Marsico Flexible Capital	274,651	(d)	N/A	N/A

Columbia Minnesota Tax-Exempt	824		1,077	0

Statement of Additional Information – Oct. 28, 2011	Page 47

	$2010	$2009		$2008
For funds with fiscal period ending September 30

Columbia Diversified Equity Income	2,243,590	4,728,940		4,085,552

Columbia Large Growth Quantitative	459,328	649,261		150,374

Columbia Large Value Quantitative	301,600	378,324		6,631	(e)

Columbia Mid Cap Value Opportunity	2,620,808	2,601,029		1,672,775

Columbia Strategic Allocation	1,004,079	1,248,108		1,049,954

For funds with fiscal period ending October 31

Columbia Absolute Return Currency and Income	0	0		0

Columbia Asia Pacific ex-Japan	677,863	41,731	(f)	N/A

Columbia Emerging Markets Bond	0	0		0

Columbia Emerging Markets Opportunity	2,031,496	2,108,103		3,346,690

Columbia European Equity	189,148	189,286		396,474

Columbia Frontier	469,635	157,476		250,561

Columbia Global Bond	3,201	7,292		18,925

Columbia Global Equity	556,835	581,962		1,185,084

Columbia Global Extended Alpha	20,490	11,397		6,647	(g)

Columbia Multi-Advisor International Value	722,370	959,077		1,558,333

Columbia Seligman Global Technology	1,556,216	1,319,806		1,747,855

For funds with fiscal period ending November 30

Columbia AMT-Free Tax-Exempt Bond	3,261	315		6,431

Columbia Mid Cap Growth Opportunity	2,758,365	2,752,727		2,165,273

For funds with fiscal period ending December 31

Columbia Government Money Market	0	0		0

Columbia Seligman Communications and Information	9,167,229	12,482,079		11,241,475

Columbia Select Large-Cap Value	180,393	206,322		236,168

Columbia Select Smaller-Cap Value	163,708	123,904		240,154

(a)	For the period from Feb. 19, 2009 (when shares became publicly available) to April 30, 2009.

(b)	For the period from April 7, 2011 (commencement of operations) to May 31, 2011.

(c)	For the period from March 31, 2011 (commencement of operations) to May 31, 2011.

(d)	For the period from Sept. 28, 2010 (when shares became publicly available) to Aug. 31, 2011.

(e)	For the period from Aug. 1, 2008 (when shares became publicly available) to Sept. 30, 2008.

(f)	For the period from July 15, 2009 (when shares became publicly available) to Oct. 31, 2009.

(g)	For the period from Aug. 1, 2008 (when shares became publicly available) to Oct. 31, 2008.

Statement of Additional Information – Oct. 28, 2011	Page 48

For the last fiscal period, transactions were specifically directed to firms in exchange for research services as shown in the following table. The table also shows portfolio turnover rates for the last two fiscal periods. Higher turnover rates may result in higher brokerage expenses and taxes. The table is organized by fiscal year end. You can find your fund’s fiscal year end in Table 1.

Table 5. Brokerage Directed for Research and Turnover Rates

	Brokerage directed for research*
			Amount of		Turnover rates
	Amount of		commissions
Fund	transactions		imputed or paid		2011		2010
For funds with fiscal period ending January 31

Columbia Income Builder Fund	$0	(a)	$0	(a)	28%		41%

Columbia Portfolio Builder Aggressive	0	(a)	0	(a)	10		28

Columbia Portfolio Builder Conservative	0	(a)	0	(a)	16		26

Columbia Portfolio Builder Moderate	0	(a)	0	(a)	9		26

Columbia Portfolio Builder Moderate Aggressive	0	(a)	0	(a)	11		28

Columbia Portfolio Builder Moderate Conservative	0	(a)	0	(a)	15		30

For funds with fiscal period ending March 31

Columbia Equity Value	262,340,445		125,784		37		30

For funds with fiscal period ending April 30

Columbia 120/20 Contrarian Equity	17,407,285		8,191		28		31

Columbia Recovery and Infrastructure	178,552,893		129,291		17		11

Columbia Retirement Plus 2010	0	(a)	0	(a)	91		53

Columbia Retirement Plus 2015	0	(a)	0	(a)	89		126

Columbia Retirement Plus 2020	0	(a)	0	(a)	98		53

Columbia Retirement Plus 2025	0	(a)	0	(a)	89		52

Columbia Retirement Plus 2030	0	(a)	0	(a)	91		57

Columbia Retirement Plus 2035	0	(a)	0	(a)	95		54

Columbia Retirement Plus 2040	0	(a)	0	(a)	94		55

Columbia Retirement Plus 2045	0	(a)	0	(a)	94		64

For funds with fiscal period ending May 31

Columbia Absolute Return Emerging Markets Macro	0	(b)	0	(b)	5	(b)	N/A

Columbia Absolute Return Enhanced Multi-Strategy	19,476	(c)	9	(c)	11	(c)	N/A

Columbia Absolute Return Multi-Strategy	923,397	(c)	413	(c)	16	(c)	N/A

Columbia High Yield Bond	0		0		96		94

Columbia Multi-Advisor Small Cap Value	48,161,790		75,794		54		80

Columbia U.S. Government Mortgage	0		0		465	(d)	519	(d)

For funds with fiscal period ending June 30

Columbia Dividend Opportunity	1,796,943,593		869,624		105		23

For funds with fiscal period ending July 31

Columbia Floating Rate	0		0		69		68

Columbia Income Opportunities	0		0		84		86

Columbia Inflation Protected Securities	0		0		99		177	(e)

Columbia Large Core Quantitative	489,539,192		523,558		57		75

Columbia Limited Duration Credit	0		0		104		101

Columbia Money Market	0		0		N/A		N/A

Statement of Additional Information – Oct. 28, 2011	Page 49

	Brokerage directed for research*
		Amount of	Turnover rates
	Amount of	commissions
Fund	transactions	imputed or paid	2011		2010
For funds with fiscal period ending August 31

Columbia Diversified Bond	$0	$0	373	(d)%	420	%(f)

Columbia Marsico Flexible Capital	47,297,681 (g)	69,638 (g)	214	(g)	N/A

Columbia Minnesota Tax-Exempt	0	0	22		21

			2010		2009
For funds with fiscal period ending September 30

Columbia Diversified Equity Income	715,949,314	378,675	34		38

Columbia Large Growth Quantitative	17,600,018	4,548	98		58

Columbia Large Value Quantitative	4,349,506	1,271	99		63

Columbia Mid Cap Value Opportunity	490,003,447	491,867	50		42

Columbia Strategic Allocation	1,141,601	1,293	114	(d)	136	(d)

For funds with fiscal period ending October 31

Columbia Absolute Return Currency and Income	0	0	0		16

Columbia Asia Pacific ex-Japan	216,699,313	557,010	21		4	(h)

Columbia Emerging Markets Bond	0	0	38		62

Columbia Emerging Markets Opportunity	790,802,436	1,790,999	96		149

Columbia European Equity	133,688,585	174,225	115		154

Columbia Frontier	62,648,376	77,789	160		162

Columbia Global Bond	0	0	62		69

Columbia Global Equity	280,057,610	455,880	54		81

Columbia Global Extended Alpha	9,351,743	15,992	128		133

Columbia Multi-Advisor International Value	185,780,737	120,229	34		63

Columbia Seligman Global Technology	48,298	91,337	111		150

For funds with fiscal period ending November 30

Columbia AMT-Free Tax-Exempt Bond	0	0	23		29

Columbia Mid Cap Growth Opportunity	562,623,170	720,519	96		126

For funds with fiscal period ending December 31

Columbia Government Money Market	N/A	N/A	N/A		N/A

Columbia Select Large-Cap Value	27,222,062	31,000	12		24

Columbia Select Smaller-Cap Value	1,854,489	3,350	5		7

Columbia Seligman Communications and Information	1,435,031,366	2,108,407	105		150

*	Reported numbers include third party soft dollar commissions and portfolio manager directed commissions directed for research. Columbia Management also receives proprietary research from brokers, but these amounts have not been included in the table.

(a)	The underlying funds may have directed transactions to firms in exchange for research services.

(b)	For the period from April 7, 2011 (commencement of operations) to May 31, 2011.

(c)	For the period from March 31, 2011 (commencement of operations) to May 31, 2011.

(d)	Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been: 253% and 246% for Columbia U.S. Government Mortgage Fund for the fiscal periods ended May 31, 2011 and 2010, respectively; 245% and 229% for Columbia Diversified Bond for the fiscal periods ended Aug. 31, 2011 and 2010, respectively; and 113% and 116% for Columbia Strategic Allocation Fund for the fiscal periods ended Sept. 30, 2010 and 2009, respectively.

(e)	A significant portion of the turnover was the result of “roll” transactions in liquid derivatives and Treasury securities. In the derivative transactions, positions in expiring contracts are liquidated and simultaneously replaced with positions in new contracts with equivalent characteristics. In the Treasury transactions, existing holdings are sold to purchase newly issued securities with slightly longer maturity dates. Although these transactions affect the turnover rate of the portfolio, they do not change the risk exposure or result in material transaction costs. The remaining turnover resulted from strategic reallocations and relative value trading. After transaction costs, this activity is expected to enhance the returns on the fund.

(f)	The fund’s turnover rate has historically been low. The increase in turnover rate is primarily a result of repositioning holdings after management changes in the first quarter of 2009 and following a more active management style.

(g)	For the period from Sept. 28, 2010 (when shares became publicly available) to Aug. 31, 2011.

(h)	For the period from July 15, 2009 (when the Fund became publicly available) to Oct. 31, 2009.

Statement of Additional Information – Oct. 28, 2011	Page 50

As of the end of the most recent fiscal period, the fund held securities of its regular brokers or dealers or of the parent of those brokers or dealers that derived more than 15% of gross revenue from securities-related activities as presented below. The table is organized by fiscal year end. You can find your fund’s fiscal year end in Table 1.

Table 6. Securities of Regular Brokers or Dealers

		Value of securities owned at
Fund	Issuer	end of fiscal period
For funds with fiscal period ending January 31

Columbia Income Builder Fund	None	N/A

Columbia Portfolio Builder Aggressive	None	N/A

Columbia Portfolio Builder Conservative	None	N/A

Columbia Portfolio Builder Moderate	None	N/A

Columbia Portfolio Builder Moderate Aggressive	None	N/A

Columbia Portfolio Builder Moderate Conservative	None	N/A

For funds with fiscal period ending March 31

Columbia Equity Value	The Goldman Sachs Group, Inc.	23,352,615

	JP Morgan Chase & Co.	29,648,478

	Morgan Stanley	15,558,275

For funds with fiscal period ending April 30

Columbia 120/20 Contrarian Equity	The Goldman Sachs Group, Inc.	717,902

Columbia Recovery and Infrastructure	None	N/A

Columbia Retirement Plus 2010	None	N/A

Columbia Retirement Plus 2015	None	N/A

Columbia Retirement Plus 2020	None	N/A

Columbia Retirement Plus 2025	None	N/A

Columbia Retirement Plus 2030	None	N/A

Columbia Retirement Plus 2035	None	N/A

Columbia Retirement Plus 2040	None	N/A

Columbia Retirement Plus 2045	None	N/A

For funds with fiscal period ending May 31

Columbia Absolute Return Emerging Markets Macro	None	N/A

Columbia Absolute Return Enhanced Multi-Strategy	Citigroup, Inc.	35,476

	Eaton Vance Corp.	16,564

	The Goldman Sachs Group, Inc.	54,181

	JPMorgan Chase & Co.	133,828

	Knight Capital Group, Inc.	95,440

	PNC Financial Services Group, Inc.	22,971

Columbia Absolute Return Multi-Strategy	Citigroup, Inc.	129,813

	The Goldman Sachs Group, Inc.	163,528

	Jefferies Group, Inc.	(53,313)

	JPMorgan Chase & Co.	345,877

	Legg Mason, Inc.	(45,549)

	The Charles Schwab Corp.	(68,150)

Columbia High Yield Bond	E*TRADE Financial Corp.	17,886,794

Columbia Multi-Advisor Small Cap Value	None	N/A

Statement of Additional Information – Oct. 28, 2011	Page 51

		Value of securities owned at
Fund	Issuer	end of fiscal period
Columbia U.S. Government Mortgage	Bear Stearns Asset Backed Securities Trust	$174,921

	Bear Stearns Commercial Mtge Securities	1,362,299

	Citigroup Mortgage Loan Trust, Inc.	17,951,136

	Credit Suisse Mortgage Capital Certificates	14,493,729

	Jefferies & Co., Inc.	8,115,160

	JPMorgan Chase Commercial Mortgage Securities	1,304,614

	JPMorgan Reremic	1,968,248

	Morgan Stanley ABS Capital I	2,583,397

	Morgan Stanley Capital I	2,839,450

	Morgan Stanley Reremic	11,687,071

For funds with fiscal period ending June 30

Columbia Dividend Opportunity	The Goldman Sachs Group, Inc.	19,388,929

	JPMorgan Chase & Co.	24,731,650

	Morgan Stanley	17,317,165

For funds with fiscal period ending July 31

Columbia Floating Rate	Nuveen Floating Rate Income Opportunity Fund	452,103

	Nuveen Investments	537,687

Columbia Income Opportunities	E*TRADE Financial	27,605,475

	Nuveen Investments, Inc.	239,775

Columbia Inflation Protected Securities	Bear Stearns Commercial Mortgage Securities	1,693,274

	Credit Suisse Mortgage Capital Certificates	449,200

	GS Mortgage Securities Corp. II	426,972

	JPMorgan Chase Commercial Mortgage Securities	1,595,079

	JPMorgan Mortgage Trust	2,665,822

	JPMorgan Reremic	1,537,745

	LB-UBS Commercial Mortgage Trust	3,604,576

	Morgan Stanley Capital I	2,727,417

	Morgan Stanley Reremic Trust	8,693,584

Columbia Large Core Quantitative	Citigroup	16,537,619

	Franklin Resources, Inc.	60,510,533

	JPMorgan Chase & Co.	104,845,793

Columbia Limited Duration Credit	Citigroup, Inc.	7,065,669

	The Goldman Sachs Group, Inc.	10,604,293

	JPMorgan Chase & Co.	10,540,237

	Morgan Stanley	9,279,054

Columbia Money Market	None	N/A

For funds with fiscal period ending August 31

Columbia Diversified Bond	Bear Stearns Asset-Backed Securities Trust	1,767,231

	Bear Stearns Commercial Mortgage Securities	58,397,687

	Citigroup Commercial Mortgage Trust	23,107,342

	Citigroup/Deutsche Bank Commercial Mortgage Trust	40,162,540

	Credit Suisse Mortgage Capital Certificates	20,673,328

	Credit Suisse First Boston Mortgage Securities Corp.	28,646,997

	E*TRADE Financial Corp.	1,253,300

	Eaton Vance Corp.	4,007,330

	GS Mortgage Securities Corp. II	49,115,702

	JPMorgan Chase Commercial Mortgage Securities	143,699,375

Statement of Additional Information – Oct. 28, 2011	Page 52

		Value of securities owned at
Fund	Issuer	end of fiscal period
	JPMorgan Mortgage Acquisition Corp.	$2,407,862

	JPMorgan Alternative Loan Trust	3,648,839

	Merrill Lynch & Co., Inc.	9,253,518

	Merrill Lynch Mortgage Trust	91,087

	Morgan Stanley Capital I	39,741,928

	Morgan Stanley, Dean Witter Capital I	4,092,833

	Morgan Stanley Reremic Trust	60,288,854

	Nuveen Investments, Inc.	178,525

	PNC Financial Services Group, Inc.	8,963,650

Columbia Marsico Flexible Capital	None	N/A

Columbia Minnesota Tax-Exempt	None	N/A

For funds with fiscal period ending September 30

Columbia Diversified Equity Income	The Goldman Sachs Group, Inc.	89,866,879

	JPMorgan Chase & Co.	108,516,784

	Morgan Stanley	58,963,161

Columbia Large Growth Quantitative	Franklin Resources, Inc.	2,794,152

	The Goldman Sachs Group, Inc.	12,973,453

Columbia Large Value Quantitative	Citigroup, Inc.	1,992,549

	Franklin Resources, Inc.	1,624,238

	JPMorgan Chase & Co.	10,305,549

	Morgan Stanley	1,373,146

	PNC Financial Services Group, Inc.	4,267,366

Columbia Mid Cap Value Opportunity	None	N/A

Columbia Strategic Allocation	Arlington Asset Investment Corp.	219,114

	Citigroup, Inc.	15,439,449

	Citigroup/Deutsche Bank Commercial Mortgage Trust	188,494

	Credit Suisse Group	829,354

	E*TRADE Financial Corp.	332,338

	Franklin Resources, Inc.	2,361,742

	Goldman, Sachs & Co.	1,000,000

	The Goldman Sachs Group, Inc.	8,932,874

	GS Mortgage Securities II	905,693

	JPMorgan Chase & Co.	6,124,435

	JPMorgan Chase Commercial Mortgage Securities	2,077,211

	Knight Capital Group Class A	297,501

	LB-UBS Commercial Mortgage Trust	600,961

	Morgan Stanley	7,217,346

	Morgan Stanley Capital 1	1,340,760

	PNC Financial Services Group, Inc.	6,759,929

For funds with fiscal period ending October 31

Columbia Absolute Return Currency and Income	GS Mortgage Securities II	2,818,152

	Lehman Brothers Holdings, Inc.*	136,000

Columbia Asia Pacific ex-Japan	None	N/A

Columbia Emerging Markets Bond	Morgan Stanley	1,195,868

Columbia Emerging Markets Opportunity	None	N/A

Columbia European Equity	Credit Suisse Group AG	946,036

Columbia Frontier	E*Trade Financial Corp.	1,124,109

Statement of Additional Information – Oct. 28, 2011	Page 53

		Value of securities owned at
Fund	Issuer	end of fiscal period
Columbia Global Bond	Citigroup	$1,643,537

	Citigroup Commercial Mortgage Trust	1,822,872

	Credit Suisse First Boston Mortgage Securities Corp.	464,637

	GS Mortgage Securities Corp. II	1,167,396

	The Goldman Sachs Group, Inc.	1,445,779

	JPMorgan Chase & Co.	2,170,720

	JPMorgan Chase Commercial Mortgage Securities Corp	2,723,990

	LB-UBS Commercial Mortgage Trust	3,368,905

	Morgan Stanley	3,127,492

	Morgan Stanley Capital 1	1,388,870

Columbia Global Equity	Citigroup, Inc.	4,727,308

	Credit Suisse Group AG	3,581,884

	JPMorgan Chase & Co.	5,390,197

Columbia Global Extended Alpha	None	N/A

Columbia Multi-Advisor International Value	None	N/A

Columbia Seligman Global Technology	None	N/A

For funds with fiscal period ending November 30

Columbia AMT-Free Tax-Exempt Bond	None	N/A

Columbia Mid Cap Growth Opportunity	E*TRADE Financial Corp.	5,588,096

For funds with fiscal period ending December 31

Columbia Government Money Market	None	N/A

Columbia Select Large-Cap Value	JPMorgan Chase & Co.	19,089,000

	Morgan Stanley	10,884,000

Columbia Select Smaller-Cap Value	None	N/A

Columbia Seligman Communications and Information	None	N/A

*	Subsequent to Aug. 31, 2008. Lehman Brothers Holdings filed a Chapter 11 bankruptcy petition.

Brokerage Commissions Paid to Brokers Affiliated with the Investment Manager

Affiliates of the investment manager may engage in brokerage and other securities transactions on behalf of a fund according to procedures adopted by the Board and to the extent consistent with applicable provisions of the federal securities laws. Subject to approval by the Board, the same conditions apply to transactions with broker-dealer affiliates of any subadviser. The investment manager will use an affiliate only if (i) the investment manager determines that the fund will receive prices and executions at least as favorable as those offered by qualified independent brokers performing similar brokerage and other services for the fund and (ii) the affiliate charges the fund commission rates consistent with those the affiliate charges comparable unaffiliated customers in similar transactions and if such use is consistent with terms of the Investment Management Services Agreement.

No brokerage commissions were paid by a fund in the last three fiscal periods to brokers affiliated with the fund’s investment manager, unless otherwise shown in the following table. The table is organized by fiscal year end. You can find your fund’s fiscal year end in Table 1.

Statement of Additional Information – Oct. 28, 2011	Page 54

Table 7. Brokerage Commissions Paid to Investment Manager or Affiliates

Percent of
aggregate
			Aggregate		dollar	Aggregate	Aggregate
			dollar		amount of	dollar	dollar
			amount of	Percent of	transactions	amount of	amount of
			commissions	aggregate	involving	commissions	commissions
		Nature of	paid to	brokerage	payment of	paid to	paid to
	Broker	affiliation	broker	commissions	commissions	broker	broker

Fund			2010			2009	2008

For funds with fiscal period ending October 31

Columbia Multi-Advisor International Value	Sanford Bernstein	(1)	$0	—	—	$0	$1,677

(1)	Affiliate of AllianceBernstein L.P., a subadviser.

Valuing Fund Shares

As of the end of the most recent fiscal period, the computation of net asset value per share of a class of a fund was based on net assets of that class divided by the number of class shares outstanding as shown in the following table. The table is organized by fiscal year end. You can find your fund’s fiscal year end in Table 1. All expenses of a fund, including the management fee and administrative services fee and, as applicable, distribution and plan administration fees, are accrued daily and taken into account for the purpose of determining NAV.

Table 8. Valuing Fund Shares

Fund	Net assets	Shares outstanding	Net asset value of one Share
For funds with fiscal period ending January 31

Columbia Income Builder
Class A	$199,434,485	18,847,124	$10.58
Class B	18,295,395	1,723,326	10.62
Class C	17,731,776	1,670,906	10.61
Class R	2,582	243	10.63
Class R4	10,592	1,000	10.59
Class Z	88,854	8,393	10.59

Columbia Portfolio Builder Aggressive
Class A	489,241,362	47,572,430	10.28
Class B	66,322,906	6,476,482	10.24
Class C	31,771,501	3,132,498	10.14
Class R	2,717	265	10.25
Class R4	460,721	44,720	10.30
Class Z	2,720	265	10.26

Columbia Portfolio Builder Conservative
Class A	217,146,673	20,807,124	10.44
Class B	30,599,281	2,941,951	10.40
Class C	26,212,361	2,521,974	10.39
Class R	2,548	244	10.44
Class R4	81,162	7,838	10.35
Class Z	19,666	1,884	10.44

Columbia Portfolio Builder Moderate
Class A	1,164,732,153	108,735,750	10.71
Class B	153,335,501	14,384,798	10.66
Class C	90,001,232	8,449,163	10.65
Class R	2,653	248	10.70
Class R4	759,666	70,982	10.70
Class Z	7,296	681	10.71

Statement of Additional Information – Oct. 28, 2011	Page 55

Fund	Net assets	Shares outstanding	Net asset value of one Share
Columbia Portfolio Builder Moderate Aggressive
Class A	$1,007,305,971	95,949,717	$10.50
Class B	136,937,876	13,105,413	10.45
Class C	63,198,888	6,060,653	10.43
Class R	2,698	257	10.50
Class R4	992,047	94,380	10.51
Class Z	4,566	435	10.50

Columbia Portfolio Builder Moderate Conservative
Class A	400,064,171	37,830,292	10.58
Class B	52,031,670	4,936,029	10.54
Class C	35,527,736	3,373,147	10.53
Class R	2,601	246	10.57
Class R4	110,717	10,522	10.52
Class Z	21,260	2,010	10.58

For funds with fiscal period ending March 31

Columbia Equity Value
Class A	729,078,264	66,152,052	11.02
Class B	32,311,465	2,916,222	11.08
Class C	4,976,540	455,123	10.93
Class I	9,832	891	11.03
Class R	34,358	3,118	11.02
Class R3	7,912	715	11.07
Class R4	13,828,016	1,251,627	11.05
Class R5	1,065,648	96,634	11.03
Class W	20,399,911	1,850,261	11.03
Class Z	2,957	268	11.03

For funds with fiscal period ending April 30

Columbia 120/20 Contrarian Equity
Class A	26,783,230	1,520,520	17.61
Class B	1,286,755	73,824	17.43
Class C	3,003,901	173,188	17.34
Class I	2,670	151	17.68
Class Z	2,972	168	17.69

Columbia Recovery and Infrastructure
Class A	711,891,561	29,687,342	23.98
Class B	25,379,616	1,071,806	23.68
Class C	50,102,461	2,115,340	23.69
Class I	89,990,387	3,730,114	24.13
Class R	160,233	6,727	23.82
Class R4	822,584	34,254	24.01
Class R5	108,818	4,517	24.09
Class Z	256,185,386	10,622,244	24.12

Columbia Retirement Plus 2010
Class A	3,664,354	396,266	9.25
Class C	394,499	42,813	9.21
Class R	4,331	468	9.25
Class Z	6,763,719	730,408	9.26

Columbia Retirement Plus 2015
Class A	6,055,118	644,634	9.39
Class C	308,197	33,029	9.33
Class R	5,572	593	9.40
Class Z	18,469,521	1,959,319	9.43

Columbia Retirement Plus 2020
Class A	6,304,207	698,138	9.03
Class C	43,480	4,845	8.97
Class R	142,707	15,819	9.02
Class Z	19,983,822	2,200,578	9.08

Statement of Additional Information – Oct. 28, 2011	Page 56

Fund	Net assets	Shares outstanding	Net asset value of one Share
Columbia Retirement Plus 2025
Class A	$4,599,138	503,800	$9.13
Class C	879,252	96,765	9.09
Class R	43,921	4,810	9.13
Class Z	28,433,230	3,091,680	9.20

Columbia Retirement Plus 2030
Class A	3,433,421	373,050	9.20
Class C	33,745	3,688	9.15
Class R	16,628	1,807	9.20
Class Z	28,886,566	3,130,727	9.23

Columbia Retirement Plus 2035
Class A	2,872,342	315,788	9.10
Class C	158,768	17,551	9.05
Class R	6,398	702	9.11
Class Z	21,936,294	2,399,451	9.14

Columbia Retirement Plus 2040
Class A	2,035,574	229,738	8.86
Class C	2,889	328	8.81
Class R	14,473	1,630	8.88
Class Z	16,573,196	1,859,829	8.91

Columbia Retirement Plus 2045
Class A	2,012,639	221,731	9.08
Class C	261,143	28,938	9.02
Class R	5,121	563	9.10
Class R4	15,205	1,672	9.09
Class Z	17,362,871	1,904,675	9.12

For funds with fiscal period ending May 31

Columbia Absolute Return Emerging Markets Macro
Class A	2,502	250	10.01
Class B	2,499	250	10.00
Class C	2,499	250	10.00
Class I	15,003,430	1,498,500	10.01
Class R	2,501	250	10.00
Class W	2,502	250	10.01
Class Z	17,532,236	1,752,018	10.01

Columbia Absolute Return Enhanced Multi-Strategy
Class A	11,745,769	1,183,895	9.92
Class B	28,454	2,873	9.90
Class C	970,043	97,855	9.91
Class I	27,766,821	2,798,298	9.92
Class R	2,478	250	9.91
Class W	2,479	250	9.92
Class Z	716,502	72,206	9.92

Columbia Absolute Return Multi-Strategy
Class A	11,301,025	1,131,853	9.98
Class B	61,786	6,195	9.97
Class C	1,350,030	135,268	9.98
Class I	59,115,150	5,916,951	9.99
Class R	2,495	250	9.98
Class W	2,496	250	9.98
Class Z	361,841	36,230	9.99

Statement of Additional Information – Oct. 28, 2011	Page 57

Fund	Net assets	Shares outstanding	Net asset value of one Share
Columbia High Yield Bond
Class A	$1,339,627,507	468,078,955	$2.86
Class B	62,819,748	21,964,271	2.86
Class C	76,236,907	26,816,405	2.84
Class I	132,683,809	46,456,604	2.86
Class R	7,156,135	2,493,387	2.87
Class R3	7,418,139	2,578,590	2.88
Class R4	61,281,643	21,394,600	2.86
Class R5	11,383,753	3,984,577	2.86
Class W	89,505,982	31,513,808	2.84
Class Z	12,525,722	4,389,298	2.85

Columbia Multi-Advisor Small Cap Value
Class A	323,548,067	52,312,599	6.18
Class B	37,803,996	6,660,841	5.68
Class C	10,054,855	1,767,449	5.69
Class I	48,387,053	7,499,137	6.45
Class R	1,950,733	317,036	6.15
Class R3	2,946,485	470,434	6.26
Class R4	2,249,999	355,578	6.33
Class R5	17,343,670	2,721,739	6.37
Class Z	4,338,102	674,170	6.43

Columbia U.S. Government Mortgage
Class A	519,454,086	95,073,300	5.46
Class B	16,023,601	2,931,225	5.47
Class C	14,661,096	2,679,327	5.47
Class I	221,198,104	40,508,341	5.46
Class R4	71,575	13,116	5.46
Class Z	51,911,801	9,508,646	5.46

For funds with fiscal period ending June 30

Columbia Dividend Opportunity
Class A	1,630,280,188	196,072,262	8.31
Class B	65,777,234	7,961,623	8.26
Class C	52,281,475	6,359,843	8.22
Class I	232,481,489	27,883,115	8.34
Class R	464,319	55,734	8.33
Class R4	3,795,253	455,024	8.34
Class R5	21,589,232	2,587,486	8.34
Class W	21,260,180	2,553,333	8.33
Class Z	138,659,036	16,634,844	8.34

For funds with fiscal period ending July 31

Columbia Floating Rate Fund
Class A	419,157,333	46,783,170	8.96
Class B	11,336,721	1,264,522	8.97
Class C	52,577,565	5,867,687	8.96
Class I	82,843,774	9,249,732	8.96
Class R	95,574	10,660	8.97
Class R4	136,815	15,250	8.97
Class R5	4,999	556	8.99
Class W	4,454	497	8.96
Class Z	67,558,377	7,547,276	8.95

Statement of Additional Information – Oct. 28, 2011	Page 58

Fund	Net assets	Shares outstanding	Net asset value of one Share
Columbia Income Opportunities Fund
Class A	$767,358,930	78,609,870	$9.76
Class B	39,724,932	4,071,575	9.76
Class C	118,257,470	12,122,162	9.76
Class I	209,065,280	21,394,275	9.77
Class R	3,894	399	9.76
Class R4	359,026	36,666	9.79
Class W	2,478	254	9.76
Class Y	10,464,022	1,070,375	9.78
Class Z	880,214,164	89,949,379	9.79

Columbia Inflation Protected Securities Fund
Class A	273,194,763	24,761,212	11.03
Class B	8,845,838	802,228	11.03
Class C	17,962,928	1,630,404	11.02
Class I	202,936,550	18,391,229	11.03
Class R	1,955,036	177,356	11.02
Class R4	75,593	6,856	11.03
Class W	42,039,626	3,804,829	11.05
Class Z	1,433,914	129,987	11.03

Columbia Large Core Quantitative
Class A	2,845,786,252	492,581,277	5.78
Class B	114,106,615	19,887,902	5.74
Class C	23,060,674	4,059,771	5.68
Class I	212,969,116	36,608,853	5.82
Class R	2,579,294	446,859	5.77
Class R4	73,035,829	12,588,788	5.80
Class R5	31,225,180	5,388,059	5.80
Class W	141,510,039	24,373,458	5.81
Class Z	1,819,932	313,300	5.81

Columbia Limited Duration Credit Fund
Class A	516,915,937	51,164,896	10.10
Class B	8,755,755	867,038	10.10
Class C	72,018,511	7,132,605	10.10
Class I	216,337,487	21,407,752	10.11
Class R4	575,476	56,823	10.13
Class W	12,353,185	1,221,034	10.12
Class Z	29,799,245	2,948,139	10.11

Columbia Money Market
Class A	2,170,619,310	2,170,422,448	1.00
Class B	18,616,903	18,616,013	1.00
Class C	12,975,388	12,974,607	1.00
Class I	38,467,272	38,466,758	1.00
Class R	29,776	29,773	1.00
Class R5	883,792	883,741	1.00
Class W	21,133,323	21,131,233	1.00
Class Z	64,787,253	64,782,072	1.00

For funds with fiscal period ending August 31

Columbia Diversified Bond
Class A	3,450,986,700	674,090,615	5.12
Class B	60,549,785	11,830,089	5.12
Class C	54,526,509	10,648,378	5.12
Class I	878,903,435	171,460,108	5.13
Class R	912,411	177,901	5.13
Class R3	11,901	2,322	5.13
Class R4	69,341,872	13,556,022	5.12
Class R5	242,855	47,502	5.11
Class W	454,473,507	88,736,978	5.12
Class Z	1,986,573	387,383	5.13

Statement of Additional Information – Oct. 28, 2011	Page 59

Fund	Net assets	Shares outstanding	Net asset value of one Share

Columbia Marsico Flexible Capital
Class A	$55,034,191	4,962,735	$11.09
Class C	9,254,911	840,669	11.01
Class I	5,526,617	499,000	11.08
Class R	10,094	913	11.06
Class Z	91,860,188	8,264,161	11.12

Columbia Minnesota Tax-Exempt
Class A	372,829,764	69,566,395	5.36
Class B	2,687,519	500,690	5.37
Class C	25,068,372	4,677,250	5.36
Class Z	778,603	145,347	5.36

For funds with fiscal period ending September 30

Columbia Diversified Equity Income
Class A	3,516,017,269	389,395,539	9.03
Class B	246,456,142	27,221,768	9.05
Class C	66,504,755	7,373,898	9.02
Class I	213,082,965	23,613,488	9.02
Class R	10,506,228	1,168,068	8.99
Class R3	103,577,188	11,487,624	9.02
Class R4	217,778,940	24,100,425	9.04
Class R5	60,155,529	6,658,624	9.03
Class W	3,262	361	9.04
Class Z	2,502	277	9.03

Columbia Large Growth Quantitative
Class A	343,147,336	41,220,512	8.32
Class B	2,567,787	312,466	8.22
Class C	1,676,234	203,894	8.22
Class I	228,157,694	27,114,466	8.41
Class R	8,367	1,000	8.37
Class R4	8,391	1,000	8.39
Class W	176,537,944	21,144,075	8.35
Class Z	2,500	297	8.42

Columbia Large Value Quantitative
Class A	3,009,345	367,645	8.19
Class B	225,501	27,754	8.12
Class C	93,969	11,609	8.09
Class I	69,800,213	8,484,965	8.23
Class R	8,174	1,000	8.17
Class R4	14,880	1,814	8.20
Class W	173,685,076	21,218,876	8.19
Class Z	2,501	304	8.23

Columbia Mid Cap Value Opportunity
Class A	1,324,861,234	190,828,987	6.94
Class B	92,369,516	13,858,019	6.67
Class C	45,316,976	6,804,993	6.66
Class I	117,621,210	16,645,131	7.07
Class R	16,531,042	2,401,189	6.88
Class R3	67,911,361	9,816,068	6.92
Class R4	389,349,450	55,711,660	6.99
Class R5	139,751,259	19,946,983	7.01
Class W	3,543	506	7.00
Class Z	2,524	357	7.07

Statement of Additional Information – Oct. 28, 2011	Page 60

Fund	Net assets	Shares outstanding	Net asset value of one Share
Columbia Strategic Allocation
Class A	$945,595,394	104,846,576	$9.02
Class B	74,220,445	8,307,991	8.93
Class C	36,613,825	4,121,060	8.88
Class I	3,911	434	9.01
Class R	3,911	434	9.01
Class R4	415,695	46,005	9.04
Class Z	2,506	278	9.01

For funds with fiscal period ending October 31

Columbia Absolute Return Currency and Income
Class A	62,208,913	6,219,687	10.00
Class B	1,006,359	102,217	9.85
Class C	4,702,587	478,184	9.83
Class I	38,718,422	3,837,044	10.09
Class W	63,368,675	6,341,968	9.99
Class Z	14,183	1,405	10.09

Columbia Asia Pacific ex-Japan
Class A	77,994	5,656	13.79
Class C	2,590	188	13.78
Class I	2,592	188	13.79
Class R	2,592	188	13.79
Class R5	512,721,223	37,182,125	13.79
Class Z	2,592	188	13.79

Columbia Emerging Markets Bond
Class A	76,725,071	6,563,738	11.69
Class B	3,568,837	305,715	11.67
Class C	3,622,183	310,872	11.65
Class I	78,153,644	6,684,022	11.69
Class R4	124,205	10,632	11.68
Class W	74,066,903	6,343,020	11.68
Class Z	122,842	10,506	11.69

Columbia Emerging Markets Opportunity
Class A	523,288,192	53,653,023	9.75
Class B	37,312,287	4,319,656	8.64
Class C	38,770,335	4,501,173	8.61
Class I	84,278,781	8,306,376	10.15
Class R	15,164,872	1,561,399	9.71
Class R4	1,402,320	138,188	10.15
Class R5	687,416	67,607	10.17
Class W	2,641	271	9.75
Class Z	21,446	2,114	10.14

Columbia European Equity
Class A	69,831,477	12,044,258	5.80
Class B	4,050,968	701,073	5.78
Class C	1,405,823	245,717	5.72
Class I	7,743	1,336	5.80
Class R4	25,391	4,385	5.79
Class Z	2,626	453	5.80

Columbia Frontier
Class A	70,460,355	7,258,658	9.71
Class B	6,999,653	904,213	7.74
Class C	10,982,957	1,411,669	7.78
Class I	47,858,645	4,624,901	10.35
Class R	106,641	11,220	9.50
Class R4	59,375	5,759	10.31
Class R5	816,227	78,922	10.34
Class Z	2,629	254	10.35

Statement of Additional Information – Oct. 28, 2011	Page 61

Fund	Net assets	Shares outstanding	Net asset value of one Share
Columbia Global Bond
Class A	$246,929,356	33,048,004	$7.47
Class B	18,512,676	2,460,622	7.52
Class C	6,162,276	827,014	7.45
Class I	195,612,882	26,157,651	7.48
Class R	5,341	716	7.46
Class R4	407,251	54,466	7.48
Class W	69,842,043	9,357,911	7.46
Class Z	7,523	1,006	7.48

Columbia Global Equity
Class A	375,168,966	53,042,442	7.07
Class B	23,894,493	3,605,201	6.63
Class C	10,146,647	1,548,238	6.55
Class I	31,014,538	4,359,437	7.11
Class R	41,009	5,746	7.14
Class R4	7,015,836	983,963	7.13
Class R5	19,408	2,727	7.12
Class W	4,534	639	7.10
Class Z	2,598	365	7.12

Columbia Global Extended Alpha
Class A	4,320,527	207,166	20.86
Class B	303,638	14,721	20.63
Class C	181,374	8,801	20.61
Class I	5,163,998	246,500	20.95
Class R	10,370	500	20.74
Class R4	90,339	4,331	20.86
Class Z	28,234	1,348	20.95

Columbia Multi-Advisor International Value
Class A	427,389,225	69,673,191	6.13
Class B	48,327,297	8,399,429	5.75
Class C	9,217,955	1,609,913	5.73
Class I	185,979,047	29,479,532	6.31
Class R4	384,783	61,460	6.26
Class Z	2,592	411	6.31

Columbia Seligman Global Technology
Class A	418,600,331	20,680,059	20.24
Class B	19,558,319	1,127,143	17.35
Class C	80,127,979	4,614,233	17.37
Class I	28,563,422	1,402,504	20.37
Class R	9,157,934	460,773	19.88
Class R4	533,526	26,294	20.29
Class R5	25,931,713	1,274,128	20.35
Class Z	2,647	130	20.36

For funds with fiscal period ending November 30

Columbia AMT-Free Tax-Exempt Bond
Class A	616,281,418	164,962,006	3.74
Class B	7,434,588	1,989,243	3.74
Class C	10,334,749	2,765,304	3.74
Class Z	2,405	644	3.73

Columbia Mid Cap Growth Opportunity
Class A	857,025,529	81,329,035	10.54
Class B	55,302,929	6,362,252	8.69
Class C	12,340,058	1,418,427	8.70
Class I	176,386,121	15,822,311	11.15
Class R	67,417	6,411	10.52
Class R3	27,331	2,595	10.53
Class R4	5,232,199	480,899	10.88
Class Z	2,686	241	11.15

Statement of Additional Information – Oct. 28, 2011	Page 62

Fund	Net assets	Shares outstanding	Net asset value of one Share

For funds with fiscal period ending December 31

Columbia Government Money Market
Class A	$115,614,024	115,623,598	$1.00
Class B	3,482,518	3,481,496	1.00
Class C	13,509,335	13,489,555	1.00
Class R	3,440,176	3,440,734	1.00
Class R5	440,330	440,327	1.00
Class Z	1,171,182	1,171,180	1.00

Columbia Select Large-Cap Value
Class A	271,885,499	18,489,466	14.70
Class B	5,137,640	371,975	13.81
Class C	48,210,278	3,486,175	13.83
Class I	72,970,868	4,841,229	15.07
Class R	11,593,849	796,565	14.55
Class R4	22,794	1,514	15.06
Class R5	1,606,478	106,463	15.09
Class W	11,832,803	806,994	14.66
Class Z	7,776	516	15.07

Columbia Select Smaller-Cap Value
Class A	380,847,868	23,841,335	15.97
Class B	27,171,959	1,935,309	14.04
Class C	51,712,432	3,678,639	14.06
Class I	10,145,122	596,227	17.02
Class R	15,733,006	1,007,228	15.62
Class R4	3,600,908	212,534	16.94
Class R5	2,288,845	134,582	17.01
Class Z	133,063	7,823	17.01

Columbia Seligman Communications and Information
Class A	3,066,070,816	68,583,469	44.71
Class B	85,897,298	2,315,630	37.09
Class C	767,799,553	20,684,543	37.12
Class I	55,589,782	1,192,278	46.62
Class R	47,553,655	1,086,855	43.75
Class R3	96,339	2,195	43.89
Class R4	506,749	10,916	46.42
Class R5	18,414,461	395,196	46.60
Class Z	679,496	14,576	46.62

For Funds other than Money Market Funds. A fund’s securities are valued as follows as of the close of business of the New York Stock Exchange (the Exchange):

•	Securities traded on a securities exchange for which a last-quoted sales price is readily available are valued at the last-quoted sales price on the exchange where such security is primarily traded.

•	Securities traded on a securities exchange for which a last-quoted sales price is not readily available are valued at the mean of the closing bid and asked prices, looking first to the bid and asked prices on the exchange where the security is primarily traded and, if none exist, to the over-the-counter market.

•	Securities included in the NASDAQ National Market System are valued at the last-quoted sales price in this market.

•	Securities included in the NASDAQ National Market System for which a last-quoted sales price is not readily available, and other securities traded over-the-counter but not included in the NASDAQ National Market System are valued at the mean of the closing bid and asked prices.

•	Futures and options traded on major exchanges are valued at the last-quoted sales price on their primary exchange.

•	Foreign securities traded outside the United States are generally valued as of the time their trading is complete, which is usually different from the close of the Exchange. Foreign securities quoted in foreign currencies are translated into U.S. dollars utilizing spot exchange rates at the close of regular trading on the Exchange.

•	Occasionally, events affecting the value of securities occur between the time the primary market on which the securities are traded closes and the close of the Exchange. If events materially affect the value of securities, the

Statement of Additional Information – Oct. 28, 2011	Page 63

securities will be valued at their fair value according to procedures decided upon in good faith by the Board. This occurs most commonly with foreign securities, but may occur in other cases. The fair value of a security is likely to be different from the quoted or published price.

•	Short-term securities maturing more than 60 days from the valuation date are valued at the readily available market price or approximate market value based on current interest rates. Typically, short-term securities maturing in 60 days or less that originally had maturities of more than 60 days at acquisition date are valued at amortized cost using the market value on the 61st day before maturity. Short-term securities maturing in 60 days or less at acquisition date are valued at amortized cost. Amortized cost is an approximation of market value determined by systematically increasing the carrying value of a security if acquired at a discount, or reducing the carrying value if acquired at a premium, so that the carrying value is equal to maturity value on the maturity date.

•	Securities without a readily available market price and securities for which the price quotations or valuations received from other sources are deemed unreliable or not reflective of market value are valued at fair value as determined in good faith by the Board. The Board is responsible for selecting methods it believes provide fair value.

•	When possible, bonds are valued at an evaluated bid by a pricing service independent from the funds. If a valuation of a bond is not available from a pricing service, the bond will be valued by a dealer knowledgeable about the bond if such a dealer is available.

The assets of funds-of-funds consist primarily of shares of the underlying funds, which are valued at their NAVs. Other securities held by funds-of-funds are valued as described above.

For Money Market Funds. In accordance with Rule 2a-7 of the 1940 Act, all of the securities in the fund’s portfolio are valued at amortized cost. The amortized cost method of valuation is an approximation of market value determined by systematically increasing the carrying value of a security if acquired at a discount, or reducing the carrying value if acquired at a premium, so that the carrying value is equal to maturity value on the maturity date. Amortized cost does not take into consideration unrealized capital gains or losses.

The Board has established procedures designed to stabilize the fund’s price per share for purposes of sales and redemptions at $1, to the extent that it is reasonably possible to do so. These procedures include review of the fund’s securities by the Board, at intervals deemed appropriate by it, to determine whether the fund’s net asset value per share computed by using available market quotations deviates from a share value of $1 as computed using the amortized cost method. The Board must consider any deviation that appears and, if it exceeds 0.5%, it must determine what action, if any, needs to be taken. If the Board determines a deviation exists that may result in a material dilution of the holdings of current shareholders or investors, or in any other unfair consequences for shareholders, it must undertake remedial action that it deems necessary and appropriate. Such action may include withholding dividends, calculating net asset value per share for purposes of sales and redemptions using available market quotations, making redemptions in kind, and selling securities before maturity in order to realize capital gains or losses or to shorten average portfolio maturity.

While the amortized cost method provides certainty and consistency in portfolio valuation, it may result in valuations of securities that are either somewhat higher or lower than the prices at which the securities could be sold. This means that during times of declining interest rates the yield on the fund’s shares may be higher than if valuations of securities were made based on actual market prices and estimates of market prices. Accordingly, if using the amortized cost method were to result in a lower portfolio value, a prospective investor in the fund would be able to obtain a somewhat higher yield than the investor would get if portfolio valuations were based on actual market values. Existing shareholders, on the other hand, would receive a somewhat lower yield than they would otherwise receive. The opposite would happen during a period of rising interest rates.

Portfolio Holdings Disclosure

The Board and the investment manager believe that the investment ideas of the investment manager and any subadviser with respect to portfolio management of a fund should benefit the fund and its shareholders, and do not want to afford speculators an opportunity to profit by anticipating fund trading strategies or by using fund portfolio holdings information for stock picking. However, the Board also believes that knowledge of the fund’s portfolio holdings can assist shareholders in monitoring their investments, making asset allocation decisions, and evaluating portfolio management techniques.

The Board has therefore adopted policies and procedures relating to disclosure of the fund’s portfolio securities. These policies and procedures are intended to protect the confidentiality of fund portfolio holdings information and generally prohibit the release of such information until such information is made public, unless such persons have been authorized to receive such information on a selective basis, as described below. It is the policy of the fund not to provide or permit others

Statement of Additional Information – Oct. 28, 2011	Page 64

to provide portfolio holdings on a selective basis, and the investment manager does not intend to selectively disclose portfolio holdings or expect that such holdings information will be selectively disclosed, except where necessary for the fund’s operation or where there are other legitimate business purposes for doing so and, in any case, where conditions are met that are designed to protect the interests of the fund and its shareholders.

Although the investment manager seeks to limit the selective disclosure of portfolio holdings information and such selective disclosure is monitored under the fund’s compliance program for conformity with the policies and procedures, there can be no assurance that these policies will protect the fund from the potential misuse of holdings information by individuals or firms in possession of that information. Under no circumstances may the investment manager, its affiliates or any employee thereof receive any consideration or compensation for disclosing such holdings information.

Public Disclosures
The funds’ portfolio holdings are currently disclosed to the public through filings with the SEC and postings on the funds’ website. The information is available on the funds’ website as described below.

•	For equity, convertible and balanced funds (other than the equity funds identified below), a complete list of fund portfolio holdings as of month-end is posted approximately, but no earlier than, 15 calendar days after such month-end.

•	For funds that are subadvised by Brandes Investment Partners, L.P. and Marsico Capital Management, LLC, Columbia Small Cap Growth Fund I and Columbia Small Cap Growth Fund II, a complete list of fund portfolio holdings as of month end is posted approximately, but no earlier than, 30 calendar days after such month-end.

•	For fixed-income funds, a complete list of fund portfolio holdings as of calendar quarter-end is posted approximately, but no earlier than, 30 calendar days after such quarter-end.

•	For money market funds, a complete list of fund portfolio holdings as of month-end is posted no later than five business days after such month-end. Such month-end holdings are continuously available on the website for at least six months, together with a link to an SEC webpage where a user of the website may obtain access to the fund’s most recent 12 months of publicly available filings on Form N-MFP. Money market fund portfolio holdings information posted on the website, at minimum, includes with respect to each holding, the name of the issuer, the category of investment (e.g., Treasury debt, government agency debt, asset backed commercial paper, structured investment vehicle note), the CUSIP number (if any), the principal amount, the maturity date (as determined under Rule 2a-7 for purposes of calculating weighted average maturity), the final maturity date (if different from the maturity date previously described), coupon or yield and the amortized cost value. The money market funds will also disclose on the website the overall weighted average maturity and weighted average life maturity of a holding.

Portfolio holdings of funds owned solely by affiliates of the Investment Manager may not be disclosed on the website. A complete schedule of each fund’s portfolio holdings is available semi-annually and annually in shareholder reports filed on Form N-CSR and, after the first and third fiscal quarters, in regulatory filings on Form N-Q. These shareholder reports and regulatory filings are filed with the SEC in accordance with federal securities laws. Shareholders may obtain each Columbia Fund’s Form N-CSR and N-Q filings on the SEC’s website at www.sec.gov. In addition, each Columbia Fund’s Form N-CSR and N-Q filings may be reviewed and copied at the SEC’s public reference room in Washington, D.C. You may call the SEC at 202.551.8090 for information about the SEC’s website or the operation of the public reference room.

In addition, the investment manager makes publicly available information regarding certain fund’s largest five to fifteen holdings, as a percentage of the market value of the funds’ portfolios as of a month-end. This holdings information is made publicly available through the website columbiamanagement.com, approximately fifteen (15) days following the month-end. The scope of the information that is made available on the funds’ websites pursuant to the funds’ policies may change from time to time without prior notice.

Other Disclosures
The funds’ policies and procedures provide that no disclosures of the funds’ portfolio holdings may be made prior to the portfolio holdings information being made public unless (i) the funds have a legitimate business purpose for making such disclosure, (ii) the funds or their authorized agents authorize such non-public disclosure of information, and (iii) the party receiving the non-public information enters into an appropriate confidentiality agreement or is otherwise subject to a confidentiality obligation.

In determining the existence of a legitimate business purpose for making portfolio disclosures, the following factors, among others, are considered: (i) any prior disclosure must be consistent with the anti-fraud provisions of the federal securities laws and the fiduciary duties of the investment manager; (ii) any conflicts of interest between the interests of fund shareholders, on the one hand, and those of the investment manager, the funds’ distributor or any affiliated person of a fund, the

Statement of Additional Information – Oct. 28, 2011	Page 65

investment manager or distributor on the other; and (iii) any prior disclosure to a third party, although subject to a confidentiality agreement, would not make conduct lawful that is otherwise unlawful.

In addition, the funds periodically disclose their portfolio information on a confidential basis to various service providers that require such information to assist the funds with their day-to-day business affairs. These service providers include each fund’s sub-advisor(s) (if any), affiliates of the investment manager, the funds’ custodian, subcustodians, the funds’ independent registered public accounting firm, legal counsel, operational system-vendors, financial printers, proxy solicitor and proxy voting service provider, as well as ratings agencies that maintain ratings on certain funds. These service providers are required to keep such information confidential, and are prohibited from trading based on the information or otherwise using the information except as necessary in providing services to the funds. The funds also may disclose portfolio holdings information to broker/dealers and certain other entities in connection with potential transactions and management of the funds, provided that reasonable precautions, including limitations on the scope of the portfolio holdings information disclosed, are taken to avoid any potential misuse of the disclosed information.

The fund also discloses holdings information as required by federal, state or international securities laws, and may disclose holdings information in response to requests by governmental authorities, or in connection with litigation or potential litigation, a restructuring of a holding, where such disclosure is necessary to participate or explore participation in a restructuring of the holding (e.g., as part of a bondholder group), or to the issuer of a holding, pursuant to a request of the issuer or any other party who is duly authorized by the issuer.

The Board has adopted policies to ensure that the fund’s holdings information is only disclosed in accordance with these policies. Before any selective disclosure of holdings information is permitted, the person seeking to disclose such holdings information must submit a written request to the Portfolio Holdings Committee (“PHC”). The PHC is comprised of members from the investment manager’s legal department, Compliance, and the funds’ President. The PHC has been authorized by the Board to perform an initial review of requests for disclosure of holdings information to evaluate whether there is a legitimate business purpose for selective disclosure, whether selective disclosure is in the best interests of a fund and its shareholders, to consider any potential conflicts of interest between the fund, the investment manager, and its affiliates, and to safeguard against improper use of holdings information. Factors considered in this analysis are whether the recipient has agreed to or has a duty to keep the holdings information confidential and whether risks have been mitigated such that the recipient has agreed or has a duty to use the holdings information only as necessary to effectuate the purpose for which selective disclosure was authorized, including a duty not to trade on such information. Before portfolio holdings may be selectively disclosed, requests approved by the PHC must also be authorized by either the fund’s President, Chief Compliance Officer or General Counsel/Chief Legal Officer or their respective designees. On at least an annual basis, the PHC reviews the approved recipients of selective disclosure and may require a resubmission of the request, in order to re-authorize certain ongoing arrangements. These procedures are intended to be reasonably designed to protect the confidentiality of fund holdings information and to prohibit their release to individual investors, institutional investors, intermediaries that distribute the fund’s shares, and other parties, until such holdings information is made public or unless such persons have been authorized to receive such holdings information on a selective basis, as set forth above.

Ongoing Portfolio Holdings Disclosure Arrangements:
The funds currently have ongoing arrangements with certain approved recipients with respect to the disclosure of portfolio holdings information prior to such information being made public. Portfolio holdings information disclosed to such recipients is current as of the time of its disclosure, is disclosed to each recipient solely for purposes consistent with the services described below and has been authorized in accordance with the policy. No compensation or consideration is received in exchange for this information. In addition to the daily information provided to the fund’s custodians, subcustodians, administrator and investment advisers, the following disclosure arrangements are in place:

Frequency of
Identity of recipient	Conditions/Restrictions on use of information	disclosure

Barclays Point	Use for analytics including risk and attribution assessment.	Daily
Bitlathe	Website support for fund holdings and performance disclosure.	Monthly
Bloomberg	Use for portfolio analytics.	Daily
Bloomberg, L.P.	Use for independent research of Funds. Sent monthly, approximately 30 days after month end.	Monthly
Broadridge Financial Solutions, Inc.	Proxy voting and research utilized by Marsico Capital Management LLC, subadviser to certain Columbia Funds.	Daily, as needed
Cenveo, Inc.	May be used for printing of prospectuses, factsheets, annual and semi-annual reports.	As needed

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Frequency of
Identity of recipient	Conditions/Restrictions on use of information	disclosure

Citigroup	Access when assisting in resolving technical difficulties with YieldBook, an analytic software program that the investment manager uses to perform ongoing risk analysis and management of certain fixed income Columbia Funds and fixed income separately managed accounts.	Daily
CMS Bondedge	Access when assisting in resolving technical difficulties with application used by the investment manager’s Fixed Income Portfolio Management team as an analytical and trading tool.	Ad Hoc
Factset Research Systems	Use for provision of quantitative analytics, charting and fundamental data to the investment manager.	Daily
Harte Hanks	May be used for printing of prospectuses, factsheets, annual and semi-annual reports.	As needed
Institutional Shareholder Services (ISS)	Proxy voting administration and research on proxy matters.	Daily
Investment Technology Group (ITG, formerly known as Plexus Group)	Evaluation and assessment of trading activity, execution and practices by the investment manager.	Quarterly
InvestorTools, Inc.	Access granted solely for the purpose of testing back office conversion of trading systems.	Daily
InvestorTools, Inc.	Provide descriptive data for municipal securities.	Daily
Kynex	Use to provide portfolio attribution reports for the Columbia Convertible Securities Fund.	Daily
Linedata Services, Inc.	Access when assisting in resolving technical difficulties with the software for the LongView Trade Order Management System.	Ad Hoc
Lipper / Thomson Reuters Corp. (Lipper)	Information provided monthly with a 30 day lag to assure accuracy of Lipper Fact Sheets.	Monthly
Malaspina Communications	Use to facilitate writing, publishing and mailing Columbia Fund shareholder reports and communications including shareholder letters and management’s discussion of Columbia Fund performance.	Quarterly
Merrill Corporation	May provide Edgar filing and typesetting services, as well as printing of prospectuses, factsheets, annual and semi-annual reports.	As needed
Morningstar, Inc.	For independent research and ranking of funds. Provided monthly with a 30 day lag	Monthly
R.R. Donnelley & Sons Company	May provide Edgar filing and typesetting services, as well as printing of prospectuses, factsheets, annual and semi-annual reports.	As needed

Proxy Voting

GENERAL GUIDELINES, POLICIES AND PROCEDURES

The following description of the Proxy Voting Policies and Procedures, as well as the Proxy Voting Guidelines attached as Appendix C, apply to the funds listed on the cover page of this SAI, which are governed by the same Board of Trustees.

The Funds uphold a long tradition of supporting sound and principled corporate governance. In furtherance thereof, the Funds’ Boards of Trustees (“Board”), which consist of a majority of independent Board members, determines policies and votes proxies. The Funds’ investment manager and administrator, Columbia Management Investment Advisers, LLC (“Columbia Management”), provides support to the Board in connection with the proxy voting process.

GENERAL GUIDELINES

The Board supports proxy proposals that it believes are tied to the interests of shareholders and votes against proxy proposals that appear to entrench management. For example:

Election of Directors

•	The Board generally votes in favor of proposals for an independent chairman or, if the chairman is not independent, in favor of a lead independent director.

•	The Board supports annual election of all directors and proposals to eliminate classes of directors.

•	In a routine election of directors, the Board will generally vote with the recommendations of the company’s nominating committee because the Board believes that nominating committees of independent directors are in the best position to know what qualifications are required of directors to form an effective board. However, the Board will generally vote against a nominee who has been assigned to the audit, compensation, or nominating committee if the nominee is not independent of management based on established criteria. The Board will generally also withhold support for any director

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who fails to attend 75% of meetings or has other activities that appear to interfere with his or her ability to commit sufficient attention to the company and, in general, will vote against nominees who are determined to have exhibited poor governance such as involvement in options backdating, financial restatements or material weaknesses in control, approving egregious compensation or have consistently disregarded the interests of shareholders.

•	The Board generally supports proposals requiring director nominees to receive a majority of affirmative votes cast in order to be elected to the board, and in the absence of majority voting, generally will support cumulative voting.

•	Votes in a contested election of directors are evaluated on a case-by-case basis.

Defense Mechanisms
The Board generally supports proposals eliminating provisions requiring supermajority approval of certain actions. The Board generally supports proposals to opt out of control share acquisition statutes and proposals restricting a company’s ability to make greenmail payments. The Board reviews management proposals submitting shareholder rights plans (poison pills) to shareholders on a case-by-case basis.

Auditors
The Board values the independence of auditors based on established criteria. The Board supports a reasonable review of matters that may raise concerns regarding an auditor’s service that may cause the Board to vote against a company’s recommendation for auditor, including, for example, auditor involvement in significant financial restatements, options backdating, conflicts of interest, material weaknesses in control, attempts to limit auditor liability or situations where independence has been compromised.

Management Compensation Issues
The Board expects company management to give thoughtful consideration to providing competitive compensation and incentives, which are reflective of company performance, and are directly tied to the interest of shareholders. The Board generally votes for plans if they are reasonable and consistent with industry and country standards and against plans that it believes dilute shareholder value substantially.

The Board generally favors minimum holding periods of stock obtained by senior management pursuant to equity compensation plans and will vote against compensation plans for executives that it deems excessive.

Social and Corporate Policy Issues
The Board believes proxy proposals should address the business interests of the corporation. Shareholder proposals sometime seek to have the company disclose or amend certain business practices based purely on social or environmental issues rather than compelling business arguments. In general, the Board recognizes our Fund shareholders are likely to have differing views of social and environmental issues and believes that these matters are primarily the responsibility of a company’s management and its board of directors. The Board generally abstains or votes against these proposals.

Additional details can be found in the funds’ Proxy Voting Guidelines (see Appendix C).

POLICY AND PROCEDURES

The policy of the Board is to vote all proxies of the companies in which a fund holds investments. Because of the volume and complexity of the proxy voting process, including inherent inefficiencies in the process that are outside the control of the Board or the Proxy Team (defined below), not all proxies may be voted. The Board has implemented policies and procedures that have been reasonably designed to vote proxies in the best economic interests of the funds’ shareholders, and to address any conflicts between interests of a fund’s shareholders and those of Columbia Management or other affiliated persons.

The Board votes proxies on behalf of the funds. Columbia Management provides support to the Board in connection with the proxy voting process, and has assigned responsibility to the Columbia Management Proxy Administration Team (“Proxy Team”) to administer proxies on behalf of the funds. In exercising its responsibilities, the Proxy Team may rely upon the research or recommendations of one or more third party research providers. The Proxy Team assists the Board in identifying situations where its voting guidelines do not clearly direct a vote in a particular manner and assists in researching matters and making voting recommendations. The Proxy Team may recommend that a proxy be voted in a manner contrary to the Board’s voting guidelines based on recommendations from Columbia Management investment personnel (or the investment personnel of a fund’s subadviser(s)), information obtained from independent research firms or other sources. The Proxy Team makes all recommendations in writing. Except for proposals where the recommendation from Columbia Management concurs with the recommendations from company management and the independent research firms, the Board Chair or other Board members who are independent from the investment manager will consider the recommendation and

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decide how to vote the proxy proposal or establish a protocol for voting the proposal. If Columbia Management, company management and the independent research firms recommend the same action on such proposals, Columbia Management is authorized to vote in accordance with the consensus recommendation.

On an annual basis, or more frequently as determined necessary, the Board reviews the voting guidelines to determine whether changes are appropriate. The Board may consider recommendations from Columbia Management to revise the existing guidelines or add new guidelines. Typically, changes to the voting guidelines are based on, among other things, industry trends and the frequency that similar proposals appear on company ballots.

The Board considers management’s recommendations as set out in the company’s proxy statement. In each instance in which a Fund votes against management’s recommendation (except when withholding votes from a nominated director or proposals on foreign company ballots), the Board generally sends a letter to senior management of the company explaining the basis for its vote. This permits both the company’s management and the Board to have an opportunity to gain better insight into issues presented by the proxy proposal(s).

Voting in Countries Outside The United States (Non-U.S. Countries)
Voting proxies for companies not domiciled in the United States may involve greater effort and cost due to a variety of regulatory schemes and corporate practices. For example, certain non-U.S. countries require trading of securities to be blocked prior to a vote, which means that the securities to be voted may not be traded within a specified number of days before the shareholder meeting. The Board typically will not vote securities in non-U.S. countries that require securities to be blocked as the need for liquidity of the securities in the Funds will typically outweigh the benefit of voting. There may be additional costs associated with voting in non-U.S. countries such that the Board may determine that the cost of voting outweighs the potential benefit.

Securities on Loan
The funds from time to time engage in lending securities held in certain funds to third parties in order to generate additional income. The Board will generally refrain from recalling securities on loan based upon its determination that the costs and lost revenue to the Funds, combined with the administrative effects of recalling the securities, generally outweigh the benefit of voting the proxy. While in general, neither the Board nor Columbia Management assesses the economic impact and benefits of voting loaned securities on a case-by-case basis, situations may arise where the Board requests that loaned securities be recalled in order to vote a proxy. However, if a proxy relates to matters that may impact the nature of a company, such as a proposed merger, acquisition or a proxy contest, and the Funds’ ownership position is significant (as determined by thresholds established by the Board), the Board has established a guideline to direct Columbia Management to endeavor to recall such securities based upon its determination that, in these situations, the benefits of voting such proxies generally outweigh the costs or lost revenue to the Funds, or any potential adverse administrative effects to the Funds, of not recalling such securities.

Investment in Affiliated Funds
Certain Funds may invest in shares of other funds managed by Columbia Management (referred to in this context as “underlying funds”) and may own substantial portions of these underlying funds. In general, the proxy policy of the Funds is to ensure that direct public shareholders of underlying funds control the outcome of any shareholder vote. To help manage this potential conflict of interest, the policy of the Funds is to vote proxies of the underlying funds in the same proportion as the vote of the direct public shareholders; provided, however, that if there are no direct public shareholders of an underlying fund or if direct public shareholders represent only a minority interest in an underlying fund, the Fund may cast votes in accordance with instructions from the independent members of the Board.

OBTAIN A PROXY VOTING RECORD

Each year the funds file their proxy voting records with the SEC and make them available by August 31 for the 12-month period ending June 30 of that year. The records can be obtained without charge through columbiamanagement.com or searching the website of the SEC at www.sec.gov.

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Investing in a Fund

The Columbia funds and Columbia Acorn funds and portfolios are collectively referred to as the Legacy Columbia funds (see Appendix E). The RiverSource funds are collectively referred to as the Legacy RiverSource funds (see Appendix F).

SALES CHARGE

Investors should understand that the purpose and function of the initial sales charge and distribution fee for Class A shares is the same as the purpose and function of the contingent deferred sales charge (“CDSC”) and distribution fee for Class B and Class C shares. The sales charges and distribution fees applicable to each class pay for the distribution of shares of a fund.

Shares of a fund are sold at the class’ public offering price. For funds other than money market funds and, as noted below in Table 9, certain other funds, the public offering price for Class A shares is the NAV of one share adjusted for the sales charge applicable to the class. For money market funds and, as noted below in Table 9, certain other funds, the public offering price is the NAV. For all funds, for Class B, Class C, Class I, Class R, Class R3, Class R4, Class R5, Class W and Class Z there is no initial sales charge so the public offering price is the same as the NAV.

Class A – Calculation of the Sales Charge
Sales charges are determined as shown in the following tables. The table is organized by investment category. You can find your fund’s investment category in Table 1.

Table 9. Class A Initial Sales Charge

	Sales charge(a) as a percentage of:
			Public offering	Net amount
Fund category	Total market value		price(b)	invested
	$0 – $49,999		5.75%	6.10%

	$50,000 – $99,999		4.50%	4.71%

	$100,000 – $249,999		3.50%	3.63%

Balanced, Equity, Fund-of-funds – equity	$250,000 – $499,999		2.50%	2.56%

	$500,000 – $999,999		2.00%	2.04%

	$1,000,000 or more	(c),(d)	0.00%	0.00%

	$0 – $49,999		4.75%	4.99%

	$50,000 – $99,999		4.25%	4.44%

Fund-of-funds – fixed income, State tax-exempt fixed income, Taxable fixed income, Tax-exempt fixed income (except for those named below)	$100,000 – $249,999		3.50%	3.63%

	$250,000 – $499,999		2.50%	2.56%

	$500,000 – $999,999		2.00%	2.04%

	$1,000,000 or more	(c),(d)	0.00%	0.00%

For Columbia Absolute Return Currency and Income, Columbia Absolute Return Multi-Strategy, Columbia Floating Rate, Columbia Inflation Protected Securities and Columbia Limited Duration Credit	$0 – $99,999		3.00%	3.09%

	$100,000 – $249,999		2.50%	2.56%

	$250,000 – $499,999		2.00%	2.04%

	$500,000 – $999,999		1.50%	1.52%

	$1,000,000 or more	(c),(d)	0.00%	0.00%

(a)	Because the offering price is calculated to two decimal places, the dollar amount of the sales charge as a percentage of the offering price and your net amount invested for any particular purchase of fund shares may be higher or lower depending on whether downward or upward rounding was required during the calculation process.

(b)	Purchase price includes the sales charge.

(c)	Although there is no sales charge for purchases with a total market value of $1 million or more, and therefore no re-allowance, the distributor may pay a selling and/or servicing agent the following out of its own resources: 1.00% on purchases from $1 million up to but not including $3 million; 0.50% on purchases of $3 million up to but not including $50 million; and 0.25% on amounts of $50 million or more. The distributor may be reimbursed if a CDSC is deducted when the shares are redeemed.

(d)	For eligible employee benefit plans, selling and/or servicing agents are eligible to receive from the distributor the following sales commissions on purchases that are coded as commission eligible trades: 1.00% on all purchases up to but not including $3 million,

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including those in amounts of less than $1 million; up to 0.50% on all purchases of $3 million up to but not including $50 million; and up to 0.25% on all purchases of $50 million or more.

Using the sales charge schedule in the table above, for Class A, the public offering price for an investment of less than $50,000, made on the last day of the most recent fiscal period, was determined as shown in the following table. The sales charge is paid to the distributor by the person buying the shares. The table is organized by fiscal year end. You can find your fund’s fiscal year end in Table 1.

Table 10. Public Offering Price

	Net asset
Fund	value	1.0 minus maximum sales charge	Public offering price
For funds with fiscal period ending January 31

Columbia Income Builder Fund	$10.58	0.9525	$11.11

Columbia Portfolio Builder Aggressive	10.28	0.9425	10.91

Columbia Portfolio Builder Conservative	10.44	0.9525	10.96

Columbia Portfolio Builder Moderate	10.71	0.9425	11.36

Columbia Portfolio Builder Moderate Aggressive	10.50	0.9425	11.14

Columbia Portfolio Builder Moderate Conservative	10.58	0.9525	11.11

For funds with fiscal period ending March 31

Columbia Equity Value	11.02	0.9425	11.69

For funds with fiscal period ending April 30

Columbia 120/20 Contrarian Equity	17.61	0.9425	18.68

Columbia Recovery and Infrastructure	23.98	0.9425	25.44

Columbia Retirement Plus 2010	9.25	0.9425	9.81

Columbia Retirement Plus 2015	9.39	0.9425	9.96

Columbia Retirement Plus 2020	9.03	0.9425	9.58

Columbia Retirement Plus 2025	9.13	0.9425	9.69

Columbia Retirement Plus 2030	9.20	0.9425	9.76

Columbia Retirement Plus 2035	9.10	0.9425	9.66

Columbia Retirement Plus 2040	8.86	0.9425	9.40

Columbia Retirement Plus 2045	9.08	0.9425	9.63

For funds with fiscal period ending May 31

Columbia Absolute Return Emerging Markets Macro	10.01	0.9425	10.62

Columbia Absolute Return Enhanced Multi-Strategy	9.92	0.9425	10.53

Columbia Absolute Return Multi-Strategy	9.98	0.9700	10.29

Columbia High Yield Bond	2.86	0.9525	3.00

Columbia Multi-Advisor Small Cap Value	6.18	0.9425	6.56

Columbia U.S. Government Mortgage	5.46	0.9525	5.73

For funds with fiscal period ending June 30

Columbia Dividend Opportunity	8.31	0.9425	8.82

For funds with fiscal period ending July 31

Columbia Floating Rate	8.96	0.9700	9.24

Columbia Income Opportunities	9.76	0.9525	10.25

Columbia Inflation Protected Securities	11.03	0.9700	11.37

Columbia Large Core Quantitative	5.78	0.9425	6.13

Columbia Limited Duration Credit	10.10	0.9700	10.41

Columbia Money Market	1.00	No sales charge	1.00

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	Net asset
Fund	value	1.0 minus maximum sales charge	Public offering price
For funds with fiscal period ending August 31

Columbia Diversified Bond	$5.12	0.9525	$5.38

Columbia Marsico Flexible Capital	11.09	0.9425	11.77

Columbia Minnesota Tax-Exempt	5.36	0.9525	5.63

For funds with fiscal period ending September 30

Columbia Diversified Equity Income	9.03	0.9425	9.58

Columbia Large Growth Quantitative	8.32	0.9425	8.83

Columbia Large Value Quantitative	8.19	0.9425	8.69

Columbia Mid Cap Value Opportunity	6.94	0.9425	7.36

Columbia Strategic Allocation	9.02	0.9425	9.57

For funds with fiscal period ending October 31

Columbia Absolute Return Currency and Income	10.00	0.9700	10.31

Columbia Asia Pacific ex-Japan	13.79	0.9425	14.63

Columbia Emerging Markets Bond	11.69	0.9525	12.27

Columbia Emerging Markets Opportunity	9.75	0.9425	10.34

Columbia European Equity	5.80	0.9425	6.15

Columbia Frontier	9.71	0.9425	10.30

Columbia Global Bond	7.47	0.9525	7.84

Columbia Global Equity	7.07	0.9425	7.50

Columbia Global Extended Alpha	20.86	0.9425	22.13

Columbia Multi-Advisor International Value	6.13	0.9425	6.50

Columbia Seligman Global Technology	20.24	0.9425	21.47

For funds with fiscal period ending November 30

Columbia AMT-Free Tax-Exempt Bond	3.74	0.9525	3.93

Columbia Mid Cap Growth Opportunity	10.54	0.9425	11.18

For funds with fiscal period ending December 31

Columbia Government Money Market	1.00	No sales charge	1.00

Columbia Select Large-Cap Value	14.70	0.9425	15.60

Columbia Select Smaller-Cap Value	15.97	0.9425	16.94

Columbia Seligman Communications and Information	44.71	0.9425	47.44

Class A — Statement or Letter of Intent (LOI)
If you intend to invest $50,000 or more over a period of time, you may be able to reduce the sales charge you pay on investments in Class A, Class E or Class T shares by completing a LOI form and committing to invest a certain amount. The LOI must be filed with and accepted in good order by the distributor of the funds. You will have up to 13 months from the date of your LOI to fulfill your commitment. Existing Rights of Accumulation (ROA) can be included for purposes of meeting your commitment under the LOI. For example, a shareholder currently has $60,000 ROA in the funds. Shareholder completes an LOI to invest $100,000 in the funds (ROA eligible accounts). Shareholder only needs to invest an additional $40,000 in the funds’ Class A shares over the next 13 months in order to fulfill the LOI commitment, during which time the shareholder receives reduced front-end sales charge(s) on investments. Your investments during this 13-month period will be charged the sales charge that applies to the amount you have committed to invest under the LOI. A portion of your commitment will be invested in Class A, Class E or Class T shares, as the case may be, and placed in escrow. At the end of the 13-month period, the LOI will end and the shares will be released from escrow (less any amount necessary to pay sales charges to the extent the LOI commitment was not met, as described below). Once the LOI has ended or your investments entitle you to a lower sales charge than would otherwise be available to you under the LOI, future sales charges will be determined by Rights of Accumulation (ROA) as described in the prospectus. If you do not invest the commitment amount by the end of the 13-month period, the remaining unpaid sales charge will be redeemed from the escrowed shares and the remaining balance released from escrow. For purposes of making an LOI to purchase additional shares, you may aggregate your ownership of different classes of shares, except Class I, Class R, Class R3, Class R4, Class R5 and Class Y shares of the Funds and direct purchases of any class of shares of Columbia Money Market Fund or Columbia Government Money Market Fund, which may not be aggregated.

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For example, if your LOI commits you to purchase Class A shares, the commitment amount does not include purchases in these classes of shares or direct purchases of shares of Columbia Money Market Fund or Columbia Government Money Market Fund, and does not include any new reinvested dividends and directed dividends earned in any funds during the 13-month period. Shares of Columbia Money Market Fund and Columbia Government Money Market Fund acquired by exchange from other funds distributed by the distributor may be combined for purposes of meeting LOI commitments. A LOI is not an option (absolute right) to buy shares. If you purchase shares through different channels, for example, in a brokerage account or through a third party, you must inform your financial intermediary in writing about the LOI when placing any purchase orders during the period of the LOI. If you do not complete and file the LOI form, or do not request the reduced sales charge at the time of purchase, you will not be eligible for the reduced sales charge.

Class A Shares
Class A shares may be sold at net asset value to certain persons since such sales require less sales effort and lower sales-related expenses as compared with sales to the general public. If you are eligible to purchase Class A shares without a sales charge, you should inform your financial advisor, selling and/or servicing agent or the fund’s transfer agent of such eligibility and be prepared to provide proof thereof. For Class A shares purchased without a sales charge where a commission was separately paid by the distributor to a selling and/or servicing agent effecting the purchase, a CDSC may be charged if you sell your shares within, except as provided below, 18 months after purchase, charged as follows: a 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase. A CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less.

Initial Sales Charge — Waivers of the sales charge for Class A shares.  Sales charges do not apply to:

•	shareholders whose original purchase was in a Strategist fund merged into a RiverSource fund in 2000.

•	participants of “eligible employee benefit plans” including 403(b) plans for which Ameriprise Financial Services, Inc. (Ameriprise Financial Services) serves as broker-dealer, and the school district or group received a written proposal from Ameriprise Financial Services between November 1, 2007 and Dec. 31, 2008 (each a Qualifying 403(b) Plan). In order for participants in one of these 403(b) plans to receive this waiver, at least one participant account of the 403(b) plan must have been funded at Ameriprise Financial Services prior to Dec. 31, 2009. This waiver may be discontinued for any Qualifying 403(b) Plan, in the sole discretion of the distributor, after Dec. 31, 2009.

•	to separate accounts established and maintained by an insurance company which are exempt from registration under Section 3(c)(11) of the 1940 Act.

•	to participants in retirement and deferred compensation plans and trusts used to fund those plans, including but not limited to, those defined in Sections 401(a), 401(k), 403(b) or 457 of the Internal Revenue Code and “rabbi trusts” for which Charles Schwab & Co., Inc. acts as broker dealer.

•	to participants in plans established at the transfer agent (Seligman funds only) prior to January 7, 2008, the plan had $500,000 or 50 participants when the shares were initially purchased.

•	to participants in retirement and benefit plans made through financial intermediaries that perform participant recordkeeping or other administrative services for the plans and that have entered into special arrangements as alliance program partners with the funds and/or the distributor specifically for such purchases.

•	to other funds pursuant to a “fund-of-funds” arrangement provided that the fund is distributed by the distributor.

•	any shareholder who owned shares of any fund of Columbia Acorn Trust (formerly named Liberty Acorn Trust) on September 29, 2000 (when all of the then outstanding shares of Columbia Acorn Trust were re-designated Class Z shares) and who since that time remained a shareholder of any Fund, may buy Class A shares of any Fund without paying a front-end sales charge in those cases when Class Z shares is not available.

•	Galaxy Fund shareholders prior to December 1, 1995; and shareholders who (i) bought Galaxy Fund Prime A shares without paying a front-end sales charge and received Class A shares in exchange for those shares during the Galaxy/Liberty Fund reorganization; and (ii) continue to maintain the account in which the Prime A shares were originally bought.

Initial Sales Charge — Waivers of the sales charge for Class T shares.

•	(For Class T shares only) Shareholders who (i) bought Galaxy Fund Retail A shares at net asset value and received Class T shares in exchanges for those shares during the Galaxy/Liberty Fund reorganization; and (ii) continue to maintain the account in which the Retail A shares were originally bought; and Boston 1784 Fund shareholders on the date those funds were reorganized into Galaxy Funds.

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CDSC — Waivers of the CDSC for Class A, Class C, Class E, and Class T shares.  The CDSC will be waived on sales of Class A, Class C, Class E, and Class T shares:

•	in connection with participation in the Merrill Lynch Small Market 401(k) Program, retirement programs administered or serviced by the Princeton Retirement Group, Paychex, ADP Retirement Services, Hartford Securities Distribution Company, Inc. or NYLIM Service Company LLC, retirement programs or accounts administered or serviced by Mercer HR Services, LLC or its affiliates, or retirement programs or accounts administered or serviced by firms that have a written agreement with the distributor that contemplates a waiver of CDSCs, provided that no sales commission or transaction fee was paid to such authorized financial institution at the time of purchase.

The CDSC will be waived on sales of Class A, Class B and Class C shares of a Legacy Columbia fund purchased prior to September 7, 2010:

•	after the sole shareholder on an individual account or a joint tenant on a joint tenant account becomes disabled (as defined by Section 72(m)(7) of the Internal Revenue Code). To be eligible for such a waiver: (i) the disability must arise after the account is opened and (ii) a letter from a physician must be signed under penalty of perjury stating the nature of the disability. If the account is transferred to a new registration and then shares are sold, the applicable CDSC will be charged.*

•	by health savings accounts sponsored by third party platforms, including those sponsored by affiliates of Bank of America.*

•	for the following purposes (i) to make medical payments that exceed 7.5% of income and (ii) to pay for insurance by an individual who has separated from employment and who has received unemployment compensation under a federal or state program for at least twelve weeks.*

•	pursuant to the Fund’s Systematic Withdrawal Plan established with the Transfer Agent, to the extent that the sales do not exceed, on an annual basis, 12% of the account’s value as long as distributions are reinvested. Otherwise, a CDSC will be charged on sales through the Fund’s Systematic Withdrawal Plan until this requirement is met.

•	in connection with distributions from qualified retirement plans, government (Section 457) plans, individual retirement accounts or custodial accounts under Section 403(b)(7) of the Internal Revenue Code following normal retirement or the attainment of age 59 1/2.**

•	in connection with loans from qualified retirement plans to shareholders.*

*	Fund investors and selling and/or servicing agents must inform the fund or the transfer agent in writing that the fund investor qualifies for the particular sales charge waiver and provide proof thereof.
**	For direct trades on non-prototype retirement accounts where the date of birth of the fund shareholder is not maintained, the shareholder or selling and/or servicing agent must inform the fund or the transfer agent in writing that the Fund investor qualifies for the particular sales charge waiver and provide proof thereof.

Class B Shares — Closed
The funds no longer accept investments from new or existing investors in Class B shares, except for certain limited transactions involving existing investors in Class B shares as described in more detail in the fund’s prospectus.

Class B shares have a CDSC. For purposes of calculating the CDSC on shares of a fund purchased after the close of business on Sept. 3, 2010, the start of the holding period is the first day of the month in which your purchase was made. For purposes of calculating the CDSC on shares of a Legacy RiverSource fund purchased on or before the close of business on Sept. 3, 2010, the start of the holding period is the date your purchase was made. When you place an order to sell your Class B shares, the fund will first redeem any shares that aren’t subject to a CDSC, followed by those you have held the longest. This means that if a CDSC is imposed, you cannot designate the individual shares being redeemed for federal income tax purposes. You should consult your tax advisor about the tax consequences of investing in the funds.

CDSC — Waivers of the CDSC for Class B shares.  The CDSC will be waived on sales of shares:

•	in connection with participation in the Merrill Lynch Small Market 401(k) Program, retirement programs administered or serviced by the Princeton Retirement Group, Paychex, ADP Retirement Services, Hartford Securities Distribution Company, Inc. or NYLIM Service Company LLC, retirement programs or accounts administered or serviced by Mercer HR Services, LLC or its affiliates, or retirement programs or accounts administered or serviced by firms that have a written agreement with the distributor that contemplates a waiver of CDSCs, provided that no sales commission or transaction fee was paid to such authorized financial institution at the time of purchase.

•	of Legacy RiverSource funds held in investment-only accounts (i.e. accounts where Ameriprise Trust Company does not act as the custodian) at Ameriprise Financial Services on behalf of a trust for an employee benefit plan.

Statement of Additional Information – Oct. 28, 2011	Page 74

•	of Legacy RiverSource funds held in IRAs or certain qualified plans, on or prior to June 12, 2009, such as Keogh plans, tax-sheltered custodial accounts or corporate pension plans where Ameriprise Trust Company is acting as custodian, provided that the shareholder is:

—	at least 59 1/2 years old and taking a retirement distribution (if the sale is part of a transfer to an IRA or qualified plan, or a custodian-to-custodian transfer, the CDSC will not be waived)*, or

—	selling under an approved substantially equal periodic payment arrangement.

•	of sales of Class B shares of Legacy RiverSource funds purchased prior to Sept. 7, 2010 sold under an approved substantially equal periodic payment arrangement (applies to retirement accounts when a shareholder sets up an arrangement with the Internal Revenue Service).**

*	You must notify the fund or the transfer agent prior to redeeming shares of the applicability of the CDSC waiver, but final decision of the applicability of the CDSC waiver is contingent on approval of the fund or the transfer agent.

**	Fund investors and selling and/or servicing agents must inform the fund or the transfer agent in writing that the fund investor qualifies for the particular sales charge waiver and provide proof thereof.

Class C Shares
Class C shares are available to all investors. Class C shares are sold without a front-end sales charge. For Class C shares, a 1% CDSC may apply if shares are sold within one year after purchase. Class C shares are subject to a distribution fee.

Class I Shares
Class I shares are only available to the funds. Class I shares are sold without a front-end sales charge or CDSC.

Class R, Class R3, Class R4 and Class R5 Shares
Class R, Class R3, Class R4 and Class R5 shares are offered to certain institutional investors identified in the fund’s prospectus. Class R, Class R3, Class R4 and Class R5 shares are sold without a front-end sales charge or a CDSC. Class R and Class R3 shares are subject to a distribution fee (for Class R shares of a Legacy RiverSource fund, a portion of such fee may be paid for shareholder services). Class R3 and R4 shares are subject to a plan administration fee (which is not a 12b-1 related fee). The following investors are eligible to purchase Class R, Class R3, Class R4 and Class R5 shares:

Class R Shares
Class R shares are available to eligible health savings accounts sponsored by third party platforms, including those sponsored by affiliates of Ameriprise Financial, and the following eligible retirement plans:

•	401(k) plans; 457 plans;

•	employer-sponsored 403(b) plans;

•	profit sharing and money purchase pension plans;

•	defined benefit plans; and

•	non-qualified deferred compensation plans.

Class R shares are not available for investment through retail nonretirement accounts, traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, Simple IRAs, individual 403(b) plans or 529 tuition programs. Contact the funds or your retirement plan or health savings account administrator for more information about investing in Class R shares.

Class R3, Class R4 and Class R5 Shares
Class R3, Class R4 and Class R5 shares were closed to new investors as of the close of business on Dec. 31, 2010.

Class R3, Class R4 and Class R5 are available to:

•	Qualified employee benefit plans;

•	Trust companies or similar institutions, and charitable organizations that meet the definition in Section 501(c)(3) of the Internal Revenue Code;

•	Nonqualified deferred compensation plans;

•	State sponsored college savings plans established under Section 529 of the Internal Revenue Code; and

•	Health Savings Accounts (HSAs) created pursuant to public law 108-173.

Statement of Additional Information – Oct. 28, 2011	Page 75

Additionally, the following eligible investors may purchase Class R5 shares:

•	Institutional or corporate accounts above a threshold established by the distributor (currently $1 million per fund or $10 million in all funds); and

•	Bank Trusts.

Class W Shares
Class W shares are offered to qualifying discretionary accounts. Class W shares are sold without a front-end sales charge or CDSC. Class W shares are subject to a distribution fee.

Class Z Shares
Class Z shares are sold without a front-end sales charge or a CDSC.

Class Z shares are available only to certain eligible investors, which are subject to different minimum initial investment requirements described in the prospectus and the SAI. In addition to the categories of Class Z investors described in the prospectus, the minimum initial investment in Class Z shares is as follows:

There is no minimum initial investment in Class Z shares for the following categories of eligible investors:

•	Any health savings account sponsored by a third party platform, including those sponsored by affiliates of Bank of America

The minimum initial investment in Class Z shares for the following categories of eligible investors is $2,000:

•	Any client of Bank of America or one of its subsidiaries buying shares through an asset management company, trust, fiduciary, retirement plan administration or similar arrangement with Bank of America or the subsidiary.

•	Any employee (or family member of an employee) of Bank of America or one of its subsidiaries.

In addition, for Class I, Class R, Class R3, Class R4, Class R5, Class W and Class Z shares, the distributor, in its sole discretion, may accept investments from other purchasers not listed above.

FUND REORGANIZATIONS

Class A shares may be issued without an initial sales charge in connection with the acquisition of cash and securities owned by other investment companies. Any CDSC will be waived in connection with the redemption of shares of the fund if the fund is combined with another fund or in connection with a similar reorganization transaction.

REJECTION OF BUSINESS

Each fund and the distributor of the funds reserve the right to reject any business, in their sole discretion.

Selling Shares

You have a right to sell your shares at any time. For an explanation of sales procedures, please see the applicable prospectus.

During an emergency, the Board can suspend the computation of NAV, stop accepting payments for purchase of shares, or suspend the duty of a fund to redeem shares for more than seven days. Such emergency situations would occur if:

•	The Exchange closes for reasons other than the usual weekend and holiday closings or trading on the Exchange is restricted, or

•	Disposal of a fund’s securities is not reasonably practicable or it is not reasonably practicable for the fund to determine the fair value of its net assets, or,

•	The SEC, under the provisions of the 1940 Act, declares a period of emergency to exist.

Should a fund stop selling shares, the Board may make a deduction from the value of the assets held by the fund to cover the cost of future liquidations of the assets so as to distribute these costs fairly among all shareholders.

Each fund has elected to be governed by Rule 18f-1 under the 1940 Act, which obligates the fund to redeem shares in cash, with respect to any one shareholder during any 90-day period, up to the lesser of $250,000 or 1% of the net assets of the fund at the beginning of the period. Although redemptions in excess of this limitation would normally be paid in cash, the fund reserves the right to make these payments in whole or in part in securities or other assets in case of an emergency, or if the payment of a redemption in cash would be detrimental to the existing shareholders of the fund as determined by the Board. In these circumstances, the securities distributed would be valued as set forth in this SAI. Should a fund distribute securities, a shareholder may incur brokerage fees or other transaction costs in converting the securities to cash.

Statement of Additional Information – Oct. 28, 2011	Page 76

Potential Adverse Effects of Large Investors
Each Fund may from time to time sell to one or more investors, including other funds advised by the investment manager or third parties, a substantial amount of its shares, and may thereafter be required to satisfy redemption requests by such investors. Such sales and redemptions may be very substantial relative to the size of the fund. While it is not possible to predict the overall effect of such sales and redemptions over time, such transactions may adversely affect the fund’s performance to the extent that the fund is required to invest cash received in connection with a sale or to sell portfolio securities to facilitate a redemption at, in either case, a time when the fund otherwise would not invest or sell. Such transactions also may increase a fund’s transaction costs, which would detract from fund performance. If a fund is forced to sell portfolio securities that have appreciated in value, such sales may accelerate the realization of taxable income.

Pay-out Plans

You can use any of several pay-out plans to redeem your investment in regular installments. If you redeem shares, you may be subject to a contingent deferred sales charge as discussed in the prospectus. While the plans differ on how the pay-out is figured, they all are based on the redemption of your investment. Net investment income dividends and any capital gain distributions will automatically be reinvested, unless you elect to receive them in cash. If you redeem an IRA or a qualified retirement account, certain restrictions, federal tax penalties, and special federal income tax reporting requirements may apply. You should consult your tax advisor about this complex area of the tax law.

Applications for a systematic investment in a class of a fund subject to a sales charge normally will not be accepted while a pay-out plan for any of those funds is in effect. Occasional investments, however, may be accepted.

To start any of these plans, please consult your financial intermediary. Your authorization must be received at least five days before the date you want your payments to begin. Payments will be made on a monthly, bimonthly, quarterly, semiannual, or annual basis. Your choice is effective until you change or cancel it.

Capital Loss Carryover

For federal income tax purposes, certain funds had total capital loss carryovers at the end of the most recent fiscal period that, if not offset by subsequent capital gains, will expire as provided in the table below. Because the measurement periods for a regulated investment company’s income are different for excise tax purposes verses income tax purposes, special rules are in place to protect the amount of earnings and profits needed to support excise tax distributions. As a result, the funds are permitted to treat net capital losses realized between November 1 and its fiscal year end (“post-October loss”) as occurring on the first day of the following tax year. The total capital loss carryovers below include post-October losses, if applicable. It is unlikely that the Board will authorize a distribution of any net realized capital gains until the available capital loss carryover has been offset or has expired except as required by Internal Revenue Service rules. The table is organized by fiscal year end. You can find your fund’s fiscal year end in Table 1.

Table 11. Capital Loss Carryover

	Total	Amount Expiring in
Fund	Capital Loss Carryovers	2012	2013	2014	2015	2016	2017	2018	2019	2020
For funds with fiscal period ending January 31

Columbia Income Builder Fund	$20,185,831	$0	$0	$0	$0	$0	$2,942,103	$15,861,057	$1,382,671	$0

Columbia Portfolio Builder Aggressive	$43,429,675	$0	$0	$0	$0	$0	$6,629,032	$28,221,611	$8,579,032	$0

Columbia Portfolio Builder Conservative	$4,335,522	$0	$0	$0	$0	$0	$0	$4,265,389	$70,133	$0

Columbia Portfolio Builder Moderate	$48,869,744	$0	$0	$0	$0	$0	$7,597,638	$37,758,600	$3,513,506	$0

Columbia Portfolio Builder Moderate Aggressive	$76,981,452	$0	$0	$0	$0	$0	$4,898,399	$57,879,727	$14,203,326	$0

Columbia Portfolio Builder Moderate Conservative	$16,544,142	$0	$0	$0	$0	$0	$733,021	$15,811,121	$0	$0

For funds with fiscal period ending March 31

Columbia Equity Value	$116,011,143	$0	$0	$0	$0	$0	$22,477,409	$93,533,734	$0	$0

For funds with fiscal period ending April 30

Columbia 120/20 Contrarian Equity	$12,107,594	$0	$0	$0	$0	$0	$3,090,734	$8,138,985	$877,875	$0

Columbia Recovery and Infrastructure	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0

Statement of Additional Information – Oct. 28, 2011	Page 77

	Total	Amount Expiring in
Fund	Capital Loss Carryovers	2012	2013	2014	2015	2016	2017	2018	2019	2020
Columbia Retirement Plus 2010	$3,263,466	$0	$0	$0	$0	$0	$428,181	$2,827,856	$7,429	$0

Columbia Retirement Plus 2015	$4,941,239	$0	$0	$0	$0	$0	$704,342	$3,055,770	$1,181,127	$0

Columbia Retirement Plus 2020	$6,350,762	$0	$0	$0	$0	$0	$502,050	$4,705,880	$1,142,832	$0

Columbia Retirement Plus 2025	$5,719,753	$0	$0	$0	$0	$0	$662,473	$3,488,786	$1,568,494	$0

Columbia Retirement Plus 2030	$4,813,003	$0	$0	$0	$0	$0	$623,603	$2,895,797	$1,293,603	$0

Columbia Retirement Plus 2035	$2,391,620	$0	$0	$0	$0	$0	$312,553	$1,217,126	$853,199	$8,742

Columbia Retirement Plus 2040	$1,094,819	$0	$0	$0	$0	$0	$370,260	$565,348	$159,211	$0

Columbia Retirement Plus 2045	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0

For funds with fiscal period ending May 31

Columbia Absolute Return Emerging Markets Macro	$5,016	$0	$0	$0	$0	$0	$0	$0	$0	$0

Columbia Absolute Return Enhanced Multi-Strategy	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0

Columbia Absolute Return Multi-Strategy	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0

Columbia High Yield Bond	$243,501,558	$0	$0	$19,078,058	$0	$6,050,907	$163,240,346	$55,132,247	$0	$0

Columbia Multi-Advisor Small Cap Value	$28,689,036	$0	$0	$0	$0	$0	$0	$28,689,036	$0	$0

Columbia U.S. Government Mortgage	$10,978,853	$0	$0	$0	$4,471,473	$0	$0	$6,507,380	$0	$0

For funds with fiscal period ending June 30

Columbia Dividend Opportunity	$202,747,496	$0	$0	$0	$0	$0	$36,972,874	$165,774,622	$0	$0

For funds with fiscal period ending July 31

Columbia Floating Rate	$66,449,546	$0	$0	$0	$0	$1,957,317	$29,093,899	$35,398,330	$0	$0

Columbia Income Opportunities	$116,089,527	$0	$0	$0	$0	$28,854,980	$87,234,547	$0	$0	$0

Columbia Inflation Protected Securities	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0

Columbia Large Core Quantitative	$2,347,723,605	$0	$0	$0	$0	$357,904,087	$1,368,589,070	$621,230,448	$0	$0

Columbia Limited Duration Credit	$2,117,055	$0	$0	$0	$0	$0	$0	$2,117,055	$0	$0

Columbia Money Market	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0

For funds with fiscal period ending August 31

Columbia Diversified Bond	$11,547	$0	$0	$0	$0	$0	$11,547	$0	$0	$0

Columbia Marsico Flexible Capital	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0

Columbia Minnesota Tax-Exempt	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0

	Total	2011	2012	2013	2014	2015	2016	2017	2018	2019

For funds with fiscal period ending September 30

Columbia Diversified Equity Income	$1,201,620,786	$0	$0	$0	$0	$0	$247,351	$47,002,150	$1,154,371,285	$0

Columbia Large Growth Quantitative	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0

Columbia Large Value Quantitative	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0

Columbia Mid Cap Value Opportunity	$627,066,547	$0	$0	$0	$0	$0	$34,137,314	$96,087,907	$488,027,261	$8,814,065

Columbia Strategic Allocation	$417,943,061	$0	$0	$0	$0	$0	$0	$21,514,298	$320,258,879	$76,169,884

Statement of Additional Information – Oct. 28, 2011	Page 78

	Total	2011	2012	2013	2014	2015	2016	2017	2018	2019

For funds with fiscal period ending October 31

Columbia Absolute Return Currency and Income	$1,692,023	$0	$0	$0	$0	$0	$0	$0	$1,692,023	$0

Columbia Asia Pacific ex-Japan	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0

Columbia Emerging Markets Bond	$5,545,654	$0	$0	$0	$0	$0	$0	$0	$5,545,654	$0

Columbia Emerging Markets Opportunity	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0

Columbia European Equity	$28,018,651	$0	$5,021,215	$0	$0	$0	$0	$4,272,956	$18,724,480	$0

Columbia Frontier	$38,601,353	$0	$0	$0	0	0	0	0	14,104,490	24,496,863

Columbia Global Bond	$11,380,428	$0	$0	$0	$0	$498,771	$0	$2,328,738	$8,552,919	$0

Columbia Global Equity	$194,881,637	$0	$30,509,951	$0	$0	$0	$1,766,232	$62,625,028	$99,980,426	$0

Columbia Global Extended Alpha	$415,463	$0	$0	$0	$0	$0	$0	$0	$415,463	$0

Columbia Multi-Advisor International Value	$343,027,537	$0	$0	$0	$0	$0	$0	$0	$340,858,587	$2,168,950

Columbia Seligman Global Technology	$83,037,245	$0	$17,073,210	$0	$0	$0	$1,968,461	$37,526,708	$26,468,866	$0

For funds with fiscal period ending November 30

Columbia Mid Cap Growth Opportunity	$112,027,415	$26,407,071	$0	$0	$0	$0	$54,181,922	$31,438,422	$0	$0

Columbia AMT-Free Tax-Exempt Bond	$10,227,823	$0	$0	$0	$0	$0	$1,847,874	$8,379,949	$0	$0

For funds with fiscal period ending December 31

Columbia Government Money Market	$66	$0	$0	$66	$0	$0	$0	$0	$0	$0

Columbia Select Large-Cap Value	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0

Columbia Select Smaller-Cap Value	$178,764,371	$0	$0	$0	$0	$16,240,577	$119,073,494	$43,450,300	$0	$0

Columbia Seligman Communications and Information	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0

Taxes

Subchapter M Compliance
Each fund has elected to be taxed under Subchapter M of the Internal Revenue Code as a regulated investment company. Each fund intends to maintain its qualification as a regulated investment company by meeting certain requirements relating to distributions, source of income, and asset diversification. Distribution requirements include distributing at least 90% of the fund’s investment company taxable income (which includes net short-term capital gains) and tax-exempt ordinary income to fund shareholders each taxable year. The source of income rules require that at least 90% of the fund’s gross income be derived from dividends, interest, certain payments with respect to securities loans, gain from the sale or other disposition of stock, securities or foreign currencies (subject to certain limitations), and certain other income derived with respect to its business of investing in stock, securities or currencies, and net income from certain interests in qualified publicly traded partnerships. Asset diversification requirements are met when the fund owns, at the end of each quarter of its taxable year, a portfolio, 50% of which includes cash and cash items, U.S. government securities, securities of other regulated investment companies and, securities of other issuers in which the fund has not invested more than 5% of the value of the fund’s assets (or 10% of the value of the outstanding voting securities of any one issuer). Also, no more than 25% of the fund’s assets may be invested in the securities of any one issuer or two or more issuers which the fund controls and which are engaged in the same or similar trades or businesses (excepting U.S. government securities and securities of other regulated investment companies) or the securities of one or more qualified publicly traded partnerships. This is a simplified description of the relevant laws.

If the fund fails to qualify as a regulated investment company under Subchapter M, the fund would be taxed as a corporation on the entire amount of its taxable income (including its capital gain) without a dividends paid deduction. Also, “all of” a shareholder’s distributions would generally be taxable to shareholders as qualified dividend income (QDI) (or could be treated as a return of capital, if there weren’t sufficient earnings and profits) and generally would be eligible for the dividends received deduction in the case of corporate shareholders.

Under federal tax law, by the end of a calendar year a fund must declare and pay dividends representing 98% of ordinary income for that calendar year and 98% of net capital gains (both long-term and short-term) for the 12-month period ending Oct. 31 of that calendar year. The fund is subject to an excise tax equal to 4% of the excess, if any, of the amount required to be distributed over the amount actually distributed. Each fund intends to comply with federal tax law and avoid any excise tax. For purposes of the excise tax distributions, section 988 ordinary gains and losses are distributable based on an Oct. 31 year end. This is an exception to the general rule that ordinary income is paid based on a calendar year end.

Statement of Additional Information – Oct. 28, 2011	Page 79

The fund intends to distribute sufficient dividends within each calendar year, as well as on a fiscal year basis, to avoid income and excise taxes.

A fund may be subject to U.S. taxes resulting from holdings in passive foreign investment companies (PFIC). To avoid unfavorable tax consequences, a fund may make an election to mark to market its PFIC investments. A foreign corporation is a PFIC when 75% or more of its gross income for the taxable year is passive income or 50% or more of the average value of its assets consists of assets that produce or could produce passive income.

Income earned by a fund may have had foreign taxes imposed and withheld on it in foreign countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. If more than 50% of a fund’s total assets at the close of its fiscal year consists of securities of foreign corporations, the fund will be eligible to file an election with the Internal Revenue Service (IRS) under which shareholders of the fund would be required to include their pro rata portions of foreign taxes withheld by foreign countries as gross income in their federal income tax returns. These pro rata portions of foreign taxes withheld may be taken as a credit or deduction in computing the shareholders’ federal income taxes. If the election is filed, the fund will report to its shareholders the per share amount of such foreign taxes withheld and the amount of foreign tax credit or deduction available for federal income tax purposes.

A fund may use equalization payments to satisfy its requirement to make distributions of net investment income and capital gain net income. Equalization payments occur when a fund allocates a portion of its net investment income and realized capital gain net income to redemptions of fund shares. These payments reduce the amount of taxable distributions paid to shareholders. The IRS has not issued any guidance concerning the methods used to allocate investment income and capital gain to redemptions of shares. If the IRS determines that a fund is using an improper method of allocation for these purposes, the fund may be liable for additional federal income tax.

This is a brief summary that relates to federal income taxation only. Shareholders should consult their tax advisor as to the application of federal, state, and local income tax laws to fund distributions.

See Appendix B for more information regarding state tax-exempt funds.

Exchanges, Purchases and Sales
For tax purposes, an exchange is considered a sale and purchase, and may result in a gain or loss. A sale is a taxable transaction. If you sell shares for less than their cost, the difference is a capital loss. If you sell shares for more than their cost, the difference is a capital gain. Your gain may be short term (for shares held for one year or less) or long term (for shares held more than one year).

Capital gain of a non-corporate U.S. shareholder that is recognized in a taxable year beginning before January 1, 2011 is generally taxed at a maximum rate of 15% in respect of shares held for more than one year. Net capital gain of a corporate shareholder is taxed at the same rate as ordinary income. However, if shares on which a long-term capital gain distribution has been received are subsequently sold or redeemed and such shares have been held for six months or less (after taking into account certain hedging transactions), any loss realized will be treated as long-term capital loss to the extent that it does not exceed the long-term capital gain distribution.

A capital loss on a sale or redemption of a security in a nonqualified account may be disallowed for tax purposes if the same or a substantially identical security is purchased or acquired (including shares acquired through dividend reinvestment) within 30 days before or after the date of the loss transaction. This is called a wash sale. When a wash sale occurs, the loss is disallowed to the extent of shares repurchased, and the cost basis on the security acquired is increased by the amount of the loss that is disallowed. The loss is disallowed in a nonqualified account whether the purchase is in a nonqualified account or in an IRA or Roth IRA, however, an individual’s cost basis in an IRA or Roth IRA is not increased due to the wash sale rules. The wash sale rules apply only to capital losses. Sales of securities that result in capital gains are generally recognized when incurred.

If you buy Class A shares and within 91 days exchange into another fund, you may not include the sales charge in your calculation of tax gain or loss on the sale of the first fund you purchased. The sales charge may be included in the calculation of your tax gain or loss on a subsequent sale of the second fund you purchased.

For example
You purchase 100 shares of an equity fund having a public offering price of $10.00 per share. With a sales load of 5.75%, you pay $57.50 in sales load. With a NAV of $9.425 per share, the value of your investment is $942.50. Within 91 days of purchasing that fund, you decide to exchange out of that fund, now at a NAV of $11.00 per share, up from the original NAV of $9.425, and purchase a second fund, at a NAV of $15.00 per share. The value of your investment is now $1,100.00 ($11.00 x 100 shares). You cannot use the $57.50 paid as a sales load when calculating your tax gain or loss in the sale of the first fund shares. So instead of having a $100.00 gain ($1,100.00 – $1,000.00), you have a $157.50 gain ($1,100.00 –

Statement of Additional Information – Oct. 28, 2011	Page 80

$942.50). You can include the $57.50 sales load in the calculation of your tax gain or loss when you sell shares in the second fund.

The following paragraphs provide information based on a fund’s investment category. You can find your fund’s investment category in Table 1.

For State Tax-Exempt Fixed Income and Tax-Exempt Fixed Income Funds, all distributions of net investment income during the fund’s fiscal year will have the same percentage designated as tax-exempt. This percentage is expected to be substantially the same as the percentage of tax-exempt income actually earned during any particular distribution period.

For Balanced, Equity, Funds-of-Funds, Taxable Money Market and Taxable Fixed Income Funds, if you have a nonqualified investment in a fund and you wish to move part or all of those shares to an IRA or qualified retirement account in the fund, you can do so without paying a sales charge. However, this type of exchange is considered a redemption of shares and may result in a gain or loss for tax purposes. See wash sale discussion above. In addition, this type of exchange may result in an excess contribution under IRA or qualified plan regulations if the amount exchanged exceeds annual contribution limitations. You should consult your tax advisor for further details about this complex subject.

Distributions
Dividends
Net investment income dividends (other than qualified dividend income) received and distributions from the excess of net short-term capital gains over net long-term capital losses should be treated as ordinary income for federal income tax purposes. Corporate shareholders are generally entitled to a deduction equal to 70% of that portion of a fund’s dividend that is attributable to dividends the fund received from domestic (U.S.) securities. If there is debt-financed portfolio stock, that is, bank financing is used to purchase long securities, the 70% dividends received deduction would be reduced by the average amount of portfolio indebtedness divided by the average adjusted basis in the stock. This does not impact the qualified dividend income available to individual shareholders. For the most recent fiscal period, net investment income dividends qualified for the corporate deduction are shown in the following table.

Only certain QDI will be subject to the 15% and 0% (for lower-bracket taxpayers) tax rates for 2008-2010. QDI is dividends earned from domestic corporations and qualified foreign corporations. Qualified foreign corporations are corporations incorporated in a U.S. possession, corporations whose stock is readily tradable on an established U.S. securities market (ADRs), and certain other corporations eligible for relief under an income tax treaty with the U.S. that includes an exchange of information agreement. PFICs are excluded from this treatment. Holding periods for shares must also be met to be eligible for QDI treatment (more than 60 days for common stock and more than 90 days for certain preferred’s dividends).

Dividends declared in October, November or December, payable to shareholders of record on a specified date in such a month and paid in the following January will be treated as having been paid by a fund and received by each shareholder in December. Under this rule, therefore, shareholders may be taxed in one year on dividends or distributions actually received in January of the following year.

The QDI for individuals for the most recent fiscal period is shown in the table below. The table is organized by fiscal year end. You can find your fund’s fiscal year end in Table 1.

Table 12. Corporate Deduction and Qualified Dividend Income

	Percent of dividends qualifying	Qualified dividend income
Fund	for corporate deduction	for individuals
For funds with fiscal period ending January 31

Columbia Income Builder Fund	13.93%	15.54%

Columbia Portfolio Builder Aggressive	49.64	72.20

Columbia Portfolio Builder Conservative	8.87	14.56

Columbia Portfolio Builder Moderate	19.68	31.43

Columbia Portfolio Builder Moderate Aggressive	29.79	45.86

Columbia Portfolio Builder Moderate Conservative	12.29	19.76

For funds with fiscal period ending March 31

Columbia Equity Value	100.00	100.00

Statement of Additional Information – Oct. 28, 2011	Page 81

	Percent of dividends qualifying	Qualified dividend income
Fund	for corporate deduction	for individuals
For funds with fiscal period ending April 30

Columbia 120/20 Contrarian Equity	100.00%	100.00%

Columbia Recovery and Infrastructure	100.00	100.00

Columbia Retirement Plus 2010	15.38	22.78

Columbia Retirement Plus 2015	40.22	47.63

Columbia Retirement Plus 2020	35.85	45.47

Columbia Retirement Plus 2025	60.75	70.54

Columbia Retirement Plus 2030	59.20	69.12

Columbia Retirement Plus 2035	55.40	66.05

Columbia Retirement Plus 2040	29.09	45.44

Columbia Retirement Plus 2045	22.10	33.35

For funds with fiscal period ending May 31

Columbia Absolute Return Emerging Markets Macro	0	0

Columbia Absolute Return Enhanced Multi-Strategy	0	0

Columbia Absolute Return Multi-Strategy	0	0

Columbia High Yield Bond	0	0

Columbia Multi-Advisor Small Cap Value	0	0

Columbia U.S. Government Mortgage	0	0

For funds with fiscal period ending June 30

Columbia Dividend Opportunity	70.77	91.09

For funds with fiscal period ending July 31

Columbia Floating Rate	1.53%	1.63%

Columbia Income Opportunities	0	0

Columbia Inflation Protected Securities	0	0

Columbia Limited Duration Credit	0	0

Columbia Large Core Quantitative	100.00	100.00

Columbia Money Market	0	0

For funds with fiscal period ending August 31

Columbia Diversified Bond	0.39	0.39

Columbia Marsico Flexible Capital	100.00	100.00

Columbia Minnesota Tax-Exempt	0	0

For funds with fiscal period ending September 30

Columbia Diversified Equity Income	100.00	100.00

Columbia Large Growth Quantitative	85.76	86.24

Columbia Large Value Quantitative	28.01	28.85

Columbia Mid Cap Value Opportunity	100.00	100.00

Columbia Strategic Allocation	65.79	81.93

For funds with fiscal period ending October 31

Columbia Absolute Return Currency and Income	0	0

Columbia Asia Pacific ex-Japan	0.07	75.55

Columbia Emerging Markets Bond	0	0

Statement of Additional Information – Oct. 28, 2011	Page 82

	Percent of dividends qualifying	Qualified dividend income
Fund	for corporate deduction	for individuals
Columbia Emerging Markets Opportunity	4.66%	100.00%

Columbia European Equity	0	100.00

Columbia Frontier	0	0

Columbia Global Bond	0	0

Columbia Global Equity	90.45	100.00

Columbia Global Extended Alpha	24.76	100.00

Columbia Multi-Advisor International Value	1.87	89.22

Columbia Seligman Global Technology	0	0

For funds with fiscal period ending November 30

Columbia AMT-Free Tax-Exempt Bond	0	0

Columbia Mid Cap Growth Opportunity	0	0

For funds with fiscal period ending December 31

Columbia Government Money Market	0	0

Columbia Select Large-Cap Value	100.00	100.00

Columbia Select Smaller-Cap Value	0	0

Columbia Seligman Communications and Information	0	0

Capital Gains Distributions
Capital gain distributions, if any, received by shareholders (in cash or invested in additional shares) should be treated as long-term capital gains regardless of how long shareholders owned their shares. Short-term capital gains earned by a fund are paid to shareholders as part of their ordinary income dividend and are taxable as ordinary income. Special rates on capital gains may apply to sales of precious metals, if any, owned directly by a fund and to investments in REITs.

Individual shareholders will be subject to federal income tax on distributions of net capital gains generally at a maximum rate of 15% if designated as derived from a fund’s capital gains from property held for more than one year and recognized in the taxable years beginning before January 1, 2011. Net capital gain of a corporate shareholder is taxed at the same rate as ordinary income. Such distributions are not eligible for the dividends received deduction allowed to corporate shareholders. Shareholders receiving distributions in the form of additional shares issued by a fund will generally be treated for federal income tax purposes as having received a distribution in an amount equal to the cash that could have been elected to be received instead of the additional shares.

Under the Internal Revenue Code of 1986 (the Code), gains or losses attributable to fluctuations in exchange rates that occur between the time a fund accrues interest or other receivables, or accrues expenses or other liabilities denominated in a foreign currency and the time the fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, gains or losses on disposition of debt securities denominated in a foreign currency attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security and the date of disposition may be treated as ordinary or capital gains or losses. These gains or losses, referred to under the Code as “section 988” gains or losses, may increase or decrease the amount of a fund’s investment company taxable income to be distributed to its shareholders as ordinary income.

Return of Capital
If a mutual fund is the holder of record of any share of stock on the record date for any dividend payable with respect to the stock, the dividend will be included in gross income by the fund as of the later of (1) the date the share became ex-dividend or (2) the date the fund acquired the share. Because the dividends on some foreign equity investments may be received some time after the stock goes ex-dividend, and in certain rare cases may never be received by the fund, this rule may cause a fund to pay income to its shareholders that it has not actually received. To the extent that the dividend is never received, the fund will take a loss at the time that a determination is made that the dividend will not be received.

If a fund’s distributions exceed its current and accumulated earnings and profits, that portion of the fund’s distributions will be treated as a return of capital to its shareholders. A return of capital is a return of a portion of the shareholder’s original investment. A return of capital will generally not be taxable, however, any amounts received in excess of a shareholder’s tax basis are treated as capital gain. Forms 1099 will be sent to shareholders to report any return of capital.

Statement of Additional Information – Oct. 28, 2011	Page 83

Withholding
Unless a shareholder provides a certified taxpayer identification number (social security number for individuals) on the account application or other document and certifies that the shareholder is not subject to backup withholding, the fund is required to withhold and remit to the IRS 28% backup withholding on taxable and exempt-interest dividends and redemptions. Shareholders should be aware that, under regulations promulgated by the IRS, a fund may be fined for each account for which a certified taxpayer identification number (social security number for individuals) is not provided.

Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership (“foreign shareholder”) depends on whether the income from the fund is “effectively connected” with a U.S. trade or business carried on by such shareholder. If the income from the fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, ordinary income and qualified dividends paid to such foreign shareholders generally will be subject to a 30% U.S. withholding tax under existing provisions of the Internal Revenue Code applicable to foreign individuals and entities unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty or law. Nonresident shareholders are urged to consult their own tax advisers concerning the applicability of the U.S. withholding tax.

If the income from the fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, qualified dividends, capital gain dividends, undistributed capital gains credited to such shareholder and any gains realized upon the sale of shares of the fund will be subject to U.S. federal income tax at the graduated rates applicable to U.S. citizens or domestic corporations. In the case of foreign non-corporate shareholders, the fund may be required to backup withhold U.S. federal income tax on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such shareholders furnish the fund with proper documentation related to their foreign status.

The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the fund, the procedure for claiming the benefit of a lower treaty rate and the applicability of foreign taxes.

Service Providers

INVESTMENT MANAGEMENT SERVICES

Columbia Management Investment Advisers, LLC is the investment manager for each fund. Under the Investment Management Services Agreements, the investment manager, subject to the policies set by the Board, provides investment management services to the funds.

For its services, the investment manager is paid a monthly fee based on the following schedule. Each class of a fund pays its proportionate share of the fee. The fee is calculated for each calendar day on the basis of net assets as of the close of the preceding day.

Table 13. Investment Management Services Agreement Fee Schedule

	Assets	Annual rate at	Average daily
Fund	(billions)	each asset level	net assets*
Columbia 120/20 Contrarian Equity	First $0.25	0.950%	0.700%
	Next $0.25	0.930%
	Next $0.50	0.910%
	Over $1.0	0.890%

Statement of Additional Information – Oct. 28, 2011	Page 84

	Assets	Annual rate at	Average daily
Fund	(billions)	each asset level	net assets*
Columbia Absolute Return Currency	First $1.0	0.890%	0.890%
and Income	Next $1.0	0.865%
	Next $1.0	0.840%
	Next $3.0	0.815%
	Next $1.5	0.790%
	Next $1.5	0.775%
	Next $1.0	0.770%
	Next $5.0	0.760%
	Next $5.0	0.750%
	Next $4.0	0.740%
	Next $26.0	0.720%
	Over $50.0	0.700%

Columbia Absolute Return Emerging Markets	First $0.5	0.920%	0.920%
Macro Fund	Next $0.5	0.875%
Columbia Absolute Return Enhanced	Next $2.0	0.850%
Multi-Strategy Fund	Next $3.0	0.830%
	Over $6.0	0.800%

Columbia Absolute Return Multi-Strategy Fund	First $0.5	0.820%	0.820%
	Next $0.5	0.775%
	Next $2.0	0.750%
	Next $3.0	0.730%
	Over $6.0	0.700%

Columbia AMT-Free Tax-Exempt Bond	First $1.0	0.410%	0.410%
	Next $1.0	0.385%
	Next $1.0	0.360%
	Next $3.0	0.335%
	Next $1.5	0.310%
	Next $2.5	0.300%
	Next $5.0	0.290%
	Next $9.0	0.280%
	Next $26.0	0.260%
	Over $50.0	0.250%

Columbia Asia Pacific ex-Japan(h)	First $0.25	0.800%	Columbia Asia Pacific ex-Japan – 0.760%
	Next $0.25	0.775%
	Next $0.25	0.750%
	Next $0.25	0.725%
	Next $0.5	0.700%
	Next $1.5	0.650%
	Next $3.0	0.640%
	Next $14.0	0.620%
	Next $4.0	0.610%
	Next $26.0	0.600%
	Over $50.0	0.570%

Columbia Diversified Bond(l)	First $1.0	0.430%	0.430%
	Next $1.0	0.420%
	Next $4.0	0.400%
	Next $1.5	0.380%
	Next $1.5	0.365%
	Next $3.0	0.360%
	Next $8.0	0.350%
	Next $4.0	0.340%
	Next $26.0	0.320%
	Over $50.0	0.300%

Statement of Additional Information – Oct. 28, 2011	Page 85

	Assets	Annual rate at	Average daily
Fund	(billions)	each asset level	net assets*
Columbia Diversified Equity Income(m)	First $0.50	0.660%	0.660%
	Next $0.50	0.615%
	Next $0.50	0.570%
	Next $1.5	0.520%
	Next $3.0	0.510%
	Over $6.0	0.490%

Columbia Dividend Opportunity(n)	First $0.50	0.660%	Columbia Dividend Opportunity – 0.660%
Columbia Strategic Allocation(v)	Next $0.50	0.615%	Columbia Strategic Allocation – 0.490%
	Next $0.50	0.570%
	Next $1.5	0.520%
	Next $3.0	0.510%
	Over $6.0	0.490%

Columbia Emerging Markets Bond(o)	First $0.50	0.530%	Columbia Emerging Markets Bond – 0.720%
	Next $0.50	0.525%
	Next $1.0	0.515%
	Next $1.0	0.495%
	Next $3.0	0.480%
	Next $1.5	0.455%
	Next $1.5	0.440%
	Next $1.0	0.431%
	Next $5.0	0.419%
	Next $5.0	0.409%
	Next $4.0	0.393%
	Next $26.0	0.374%
	Over $50.0	0.353%

Columbia Emerging Markets	First $0.25	1.100%	1.070%
Opportunity	Next $0.25	1.080%
	Next $0.25	1.060%
	Next $0.25	1.040%
	Next $1.0	1.020%
	Next $5.5	1.000%
	Next $2.5	0.985%
	Next $5.0	0.970%
	Net $5.0	0.960%
	Next $4.0	0.935%
	Next $26.0	0.920%
	Over $50.0	0.900%

Columbia Equity Value(p)	First $0.50	0.660%	0.530%
	Next $0.50	0.615%
	Next $0.50	0.570%
	Next $1.5	0.520%
	Next $3.0	0.510%
	Over $6.0	0.490%

Statement of Additional Information – Oct. 28, 2011	Page 86

	Assets	Annual rate at	Average daily
Fund	(billions)	each asset level	net assets*
Columbia European Equity(q)	First $0.25	0.800%	0.780%
	Next $0.25	0.775%
	Next $0.25	0.750%
	Next $0.25	0.725%
	Next $0.5	0.700%
	Next $1.5	0.650%
	Next $3.0	0.640%
	Next $14.0	0.620%
	Next $4.0	0.610%
	Next $26.0	0.600%
	Over $50.0	0.570%

Columbia Floating Rate(r)	First $0.25	0.590%	0.580%
Columbia High Yield Bond(t)	Next $0.25	0.575%
	Next $0.25	0.570%
	Next $0.25	0.560%
	Next $1.0	0.550%
	Next $1.0	0.540%
	Next $3.0	0.515%
	Next $1.5	0.490%
	Next $1.5	0.475%
	Next $1.0	0.450%
	Next $5.0	0.435%
	Next $5.0	0.425%
	Next $4.0	0.400%
	Next $26.0	0.385%
	Over $50.0	0.360%

Columbia Frontier(s)	First $0.50	0.790%	0.890%
	Next $0.50	0.745%
	Over $1.0	0.700%

Columbia Global Bond(o)	First $1.0	0.570%	0.710%
	Next $1.0	0.525%
	Next $1.0	0.520%
	Next $3.0	0.515%
	Next $1.5	0.510%
	Next $4.5	0.500%
	Next $8.0	0.490%
	Next $30.0	0.480%
	Over $50.0	0.470%

Columbia Global Equity(c)	First $0.25	0.800%	0.750%
	Next $0.25	0.775%
	Next $0.25	0.750%
	Next $0.25	0.725%
	Next $0.5	0.700%
	Next $1.5	0.650%
	Next $3.0	0.640%
	Next $6.0	0.620%
	Next $8.0	0.620%
	Next $4.0	0.610%
	Next $26.0	0.600%
	Over $50.0	0.570%

Columbia Global Extended Alpha	First $0.25	1.050%	1.120%
	Next $0.25	1.030%
	Next $0.50	1.010%
	Over $1.0	0.990%

Statement of Additional Information – Oct. 28, 2011	Page 87

	Assets	Annual rate at	Average daily
Fund	(billions)	each asset level	net assets*
Columbia Government Money Market	First $1.0	0.330%	Columbia Government Money Market – 0.330%
Columbia Money Market	Next $0.5	0.313%	Columbia Money Market – 0.310%
	Next $0.5	0.295%
	Next $0.5	0.278%
	Next $2.5	0.260%
	Next $1.0	0.240%
	Next $1.5	0.220%
	Next $1.5	0.215%
	Next $1.0	0.190%
	Next $5.0	0.180%
	Next $5.0	0.170%
	Next $4.0	0.160%
	Over $24.0	0.150%

Columbia Income Builder Fund	N/A	N/A	N/A
Columbia Portfolio Builder Aggressive
Columbia Portfolio Builder Conservative
Columbia Portfolio Builder Moderate
Columbia Portfolio Builder Moderate Aggressive
Columbia Portfolio Builder Moderate Conservative
Columbia Retirement Plus 2010
Columbia Retirement Plus 2015
Columbia Retirement Plus 2020
Columbia Retirement Plus 2025
Columbia Retirement Plus 2030
Columbia Retirement Plus 2035
Columbia Retirement Plus 2040
Columbia Retirement Plus 2045

Columbia Income Opportunities(d)	First $0.25	0.590%	0.562%
	Next $0.25	0.575%
	Next $0.25	0.570%
	Next $0.25	0.560%
	Next $1.0	0.550%
	Next $1.0	0.540%
	Next $3.0	0.515%
	Next $1.5	0.490%
	Next $1.5	0.475%
	Next $1.0	0.450%
	Next $5.0	0.435%
	Next $5.0	0.425%
	Next $4.0	0.400%
	Next $26.0	0.385%
	Over $50.0	0.360%

Columbia Inflation Protected	First $1.0	0.440%	0.440%
Securities	Next $1.0	0.415%
	Next $1.0	0.390%
	Next $3.0	0.365%
	Next $1.5	0.340%
	Next $1.5	0.325%
	Next $1.0	0.320%
	Next $5.0	0.310%
	Next $5.0	0.300%
	Next $4.0	0.290%
	Next $26.0	0.270%
	Over $50.0	0.250%

Statement of Additional Information – Oct. 28, 2011	Page 88

	Assets	Annual rate at	Average daily
Fund	(billions)	each asset level	net assets*
Columbia Large Core Quantitative(m)	First $0.50	0.690%	Columbia Large Core Quantitative – 0.590%
Columbia Large Growth Quantitative(m)	Next $0.50	0.645%	Columbia Large Growth Quantitative – 0.610%
Columbia Large Value Quantitative(e)	Next $0.50	0.600%	Columbia Large Value Quantitative – 0.640%
	Next $1.5	0.550%
	Next $3.0	0.540%
	Over $6.0	0.520%

Columbia Limited Duration Credit(l)	First $1.0	0.360%	0.360%
	Next $1.0	0.355%
	Next $1.0	0.350%
	Next $3.0	0.345%
	Next $1.5	0.330%
	Next $1.5	0.315%
	Next $1.0	0.310%
	Next $5.0	0.300%
	Next $5.0	0.290%
	Next $4.0	0.280%
	Next $26.0	0.260%
	Over $50.0	0.240%

Columbia Marsico Flexible Capital	First $0.5	0.890%	0.890%(a)
	Next $0.5	0.840%
	Next $2.0	0.790%
	Next $3.0	0.770%
	Over $6.0	0.750%

Columbia Mid Cap Growth Opportunity(i)	First $0.5	0.760%	Columbia Mid Cap Growth Opportunity – 0.700%
Columbia Mid Cap Value Opportunity(u)	Next $0.5	0.715%	Columbia Mid Cap Value Opportunity – 0.660%
	Next $0.5	0.670%
	Over $1.5	0.620%

Columbia Minnesota Tax-Exempt(f)	First $0.5	0.400%	0.400%
	Next $0.5	0.350%
	Next $2.0	0.320%
	Next $3.0	0.290%
	Next $1.5	0.280%
	Over $7.5	0.270%

Columbia Multi-Advisor International	First $0.25	0.900%	0.790%
Value	Next $0.25	0.875%
	Next $0.25	0.850%
	Next $0.25	0.825%
	Next $1.0	0.800%
	Over $2.0	0.775%

Columbia Multi-Advisor Small Cap	First $0.25	0.970%	1.000%
Value	Next $0.25	0.945%
	Next $0.25	0.920%
	Next $0.25	0.895%
	Over $1.0	0.870%

Columbia Recovery and Infrastructure	First $1.0	0.650%	0.660%
	Next $1.0	0.600%
	Next $4.0	0.550%
	Over $6.0	0.500%

Statement of Additional Information – Oct. 28, 2011	Page 89

	Assets	Annual rate at	Average daily
Fund	(billions)	each asset level	net assets*
Columbia Select Large-Cap Value(j)	First $0.5	0.710%	0.755%
	Next $0.5	0.660%
	Next $2.0	0.565%
	Next $3.0	0.560%
	Over $6.0	0.540%

Columbia Select Smaller-Cap Value(k)	First $0.5	0.790%	0.935%
	Next $0.5	0.745%
	Over $1.0	0.700%

Columbia Seligman Communications	First $3.0	0.855%	0.850%
and Information	Next $3.0	0.825%
	Over $6.0	0.725%

Columbia Seligman Global Technology(b)	First $3.0	0.855%	0.950%
	Next $3.0	0.825%
	Over $6.0	0.725%

Columbia U.S. Government Mortgage(g)	First $1.0	0.430%	0.460%
	Next $1.0	0.420%
	Next $4.0	0.400%
	Next $1.5	0.380%
	Next $1.5	0.365%
	Next $3.0	0.360%
	Next $8.0	0.350%
	Next $4.0	0.340%
	Next $26.0	0.320%
	Over $50.0	0.300%

*	The fee may include an adjustment under the terms of a performance incentive adjustment (see tables 15A and 15B).

(a)	For the fiscal period from Sept. 28, 2010 (when shares became publicly available) to Aug. 31, 2011.

(b)	Prior to March 1, 2011, the investment manager received an annual fee ranging from 0.950% to 0.870% as assets increased.

(c)	Prior to March 1, 2011, the investment manager received an annual fee ranging from 0.800% to 0.570% as assets increased. The fee schedule change resulted in a fee rate decrease for certain asset levels.

(d)	Prior to March 1, 2011, the investment manager received an annual fee ranging from 0.610% to 0.380% as assets increased.

(e)	Prior to March 1, 2011, the investment manager received an annual fee ranging from 0.600% to 0.375% as assets increased.

(f)	Prior to March 1, 2011, the investment manager received an annual fee ranging from 0.410% to 0.250% as assets increased.

(g)	Prior to April 1, 2011, the investment manager received an annual fee ranging from 0.480% to 0.290% as assets increased.

(h)	Prior to April 1, 2011, the investment manager received an annual fee ranging from 0.800% to 0.570% as assets increased.

(i)	Prior to April 1, 2011, the investment manager received an annual fee ranging from 0.700% to 0.475% as assets increased.

(j)	Prior to March 1, 2011, the investment manager received an annual fee ranging from 0.565% to 0.755% as assets increased.

(k)	Prior to March 1, 2011, the investment manager received an annual fee ranging from 0.745% to 0.935% as assets increased.

(l)	Prior to July 1, 2011, the investment manager received an annual fee ranging from 0.480% to 0.290% as assets increased.

(m)	Prior to July 1, 2011, the investment manager received an annual fee ranging from 0.600% to 0.375% as assets increased.

(n)	Prior to July 1, 2011, the investment manager received an annual fee ranging from 0.610% to 0.375% as assets increased.

(o)	Prior to July 1, 2011, the investment manager received an annual fee ranging from 0.720% to 0.520% as assets increased.

(p)	Prior to June 1, 2011, the investment manager received an annual fee ranging from 0.530% to 0.400% as assets increased.

(q)	Prior to July 1, 2011, the investment manager received an annual fee ranging from 0.800% to 0.570% as assets increased. The fee schedule change resulted in a fee rate decrease for certain asset levels.

(r)	Prior to July 1, 2011, the investment manager received an annual fee ranging from 0.610% to 0.380% as assets increased.

(s)	Prior to July 1, 2011, the investment manager received an annual fee ranging from 0.885% to 0.700% as assets increased.

(t)	Prior to July 1, 2011, the investment manager received an annual fee ranging from 0.590% to 0.360% as assets increased.

(u)	Prior to July 1, 2011, the investment manager received an annual fee ranging from 0.700% to 0.475% as assets increased.

(v)	Prior to July 1, 2011, the investment manager received an annual fee ranging from 0.570% to 0.390% as assets increased.

Under the agreement, a fund also pays taxes, brokerage commissions and nonadvisory expenses, which include custodian fees and charges; fidelity bond premiums; certain legal fees; registration fees for shares; consultants’ fees; compensation of Board members, officers and employees not employed by the investment manager or its affiliates; corporate filing fees;

Statement of Additional Information – Oct. 28, 2011	Page 90

organizational expenses; expenses incurred in connection with lending securities; interest and fee expense related to a fund’s participation in inverse floater structures; and expenses properly payable by a fund, approved by the Board.

For certain Equity and Balanced Funds noted in Table 14, before the fee based on the asset charge is paid, it is adjusted for the fund’s investment performance relative to a Performance Incentive Adjustment Index (PIA Index) as shown in the table below. The adjustment increased or decreased the fee for the last fiscal period as shown in the following table. The table is organized by fiscal year end. You can find your fund’s fiscal year end in Table 1.

Table 14. PIA Indexes

		Fee Increase or
Fund	PIA Index	(Decrease)

Fiscal year ending March 31

Columbia Equity Value(a)	Lipper Large-Cap Value Funds Index	$23,611

Fiscal year ending April 30

Columbia 120/20 Contrarian Equity	Russell 3000 Index	(83,574)

Columbia Recovery and Infrastructure(e)	S&P 500 Index	87,323 (b)

Fiscal year ending May 31

Columbia Multi-Advisor Small Cap Value(e)	Lipper Small-Cap Value Funds Index	156,082

Fiscal year ending June 30

Columbia Dividend Opportunity(e)	Lipper Equity Income Funds Index	1,359,058

Fiscal year ending July 31

Columbia Large Core Quantitative(e)	Lipper Large-Cap Core Funds Index	2,333,133

Fiscal year ending September 30

Columbia Diversified Equity Income(e)	Lipper Equity Income Funds Index	1,808,565

Columbia Large Growth Quantitative(e)	Lipper Large-Cap Growth Funds Index	88,566

Columbia Large Value Quantitative(c)	Lipper Large-Cap Value Funds Index	102,873

Columbia Mid Cap Value Opportunity(e)	Lipper Mid-Cap Value Funds Index	(606,320)

Columbia Strategic Allocation(e)	Lipper Flexible Portfolio Funds Index	(920,753)

Fiscal year ending October 31

Columbia Asia Pacific ex-Japan(d)	MSCI All Country Asia Pacific Ex-Japan Index	(69,322)

Columbia Emerging Markets Opportunity(e)	Lipper Emerging Markets Funds Index	(66,600)

Columbia European Equity(e)	Lipper European Funds Index	(15,810)

Columbia Global Equity(c)	Lipper Global Funds Index	(177,692)

Columbia Global Extended Alpha(e)	MSCI All Country World Index	5,960

Columbia Multi-Advisor International Value(d)	Lipper International Multi-Cap Value Funds Index	(593,194)

Fiscal year ending November 30

Columbia Mid Cap Growth Opportunity(d)	Lipper Mid-Cap Growth Funds Index	(31,091)

(a)	Effective June 1, 2011, the management fee will no longer be adjusted for investment performance relative to the PIA Index.
(b)	The first performance incentive adjustment was made on March 1, 2011. See section titled “Transaction Period” below.
(c)	Effective March 1, 2011, the management fee is no longer adjusted for investment performance relative to the PIA Index.
(d)	Effective April 1, 2011, the management fee is no longer adjusted for investment performance relative to the PIA Index.
(e)	Effective July 1, 2011, the management fee is no longer adjusted for investment performance relative to the PIA Index.

For all funds noted in Table 14 EXCEPT Columbia 120/20 Contrarian Equity, Columbia Recovery and Infrastructure, and Columbia Global Extended Alpha:
The adjustment will be determined monthly by measuring the percentage difference over a rolling 12-month period (subject to earlier determination based on the Transition Period, as set forth below) between the annualized performance of one Class A share of the fund and the annualized performance of the PIA Index (“performance difference”). The performance difference is then used to determine the adjustment rate. The adjustment rate, computed to five decimal places, is determined in accordance with the following table and is applied against average daily net assets for the applicable rolling 12-month period or Transition Period, and divided by 12 to obtain the fee reflecting the performance fee adjustment for that month. The table is organized by fund category. You can find your fund’s category in Table 1.

Statement of Additional Information – Oct. 28, 2011	Page 91

Table 15A. Performance Incentive Adjustment Calculation

Equity Funds		Balanced Funds
Performance		Performance
Difference	Adjustment Rate	Difference	Adjustment Rate
0.00% – 0.50%	0	0.00% – 0.50%	0

0.50% – 1.00%	6 basis points times the performance difference over 0.50%, times 100 (maximum of 3 basis points if a 1% performance difference)	0.50% – 1.00%	6 basis points times the performance difference over 0.50%, times 100 (maximum of 3 basis points if a 1% performance difference)

1.00% – 2.00%	3 basis points, plus 3 basis points times the performance difference over 1.00%, times 100 (maximum 6 basis points if a 2% performance difference)	1.00% – 2.00%	3 basis points, plus 3 basis points times the performance difference over 1.00%, times 100 (maximum 6 basis points if a 2% performance difference)

2.00% – 4.00%	6 basis points, plus 2 basis points times the performance difference over 2.00%, times 100 (maximum 10 basis points if a 4% performance difference)	2.00% – 3.00%	6 basis points, plus 2 basis points times the performance difference over 2.00%, times 100 (maximum 8 basis points if a 3% performance difference)

4.00% – 6.00%	10 basis points, plus 1 basis point times the performance difference over 4.00%, times 100 (maximum 12 basis points if a 6% performance difference)	3.00% or more	8 basis points

6.00% or more	12 basis points	N/A

For example, if the performance difference for an Equity Fund is 2.38%, the adjustment rate is 0.000676 (0.0006 [6 basis points] plus 0.0038 [the 0.38% performance difference over 2.00%] x 0.0002 [2 basis points] x 100 (0.000076)). Rounded to five decimal places, the adjustment rate is 0.00068. The maximum adjustment rate for the fund is 0.0012 per year. Where the fund’s Class A performance exceeds that of the PIA Index, the fee paid to the investment manager will increase. Where the performance of the PIA Index exceeds the performance of the fund’s Class A shares, the fee paid to the investment manager will decrease. The 12-month comparison period rolls over with each succeeding month, so that it always equals 12 months, ending with the month for which the performance adjustment is being computed.

Transition Period
The performance incentive adjustment will not be calculated for the first 6 months from the inception of the fund. After 6 full calendar months, the performance fee adjustment will be determined using the average assets and performance difference over the first 6 full calendar months, and the adjustment rate will be applied in full. Each successive month an additional calendar month will be added to the performance adjustment computation. After 12 full calendar months, the full rolling 12-month period will take affect.

Change in Index
If the PIA Index ceases to be published for a period of more than 90 days, changes in any material respect, otherwise becomes impracticable or, at the discretion of the Board, is no longer appropriate to use for purposes of a performance incentive adjustment, for example, if Lipper reclassifies the fund from one peer group to another, the Board may take action it deems appropriate and in the best interests of shareholders, including: (1) discontinuance of the performance incentive adjustment until such time as it approves a substitute index; or (2) adoption of a methodology to transition to a substitute index it has approved.

In the case of a change in the PIA Index, a fund’s performance will be compared to a 12-month blended index return that reflects the performance of the current index for the portion of the 12-month performance measurement period beginning the effective date of the current index and the performance of the prior index for the remainder of the measurement period. At the conclusion of the transition period, the performance of the prior index will be eliminated from the performance incentive adjustment calculation, and the calculation will include only the performance of the current index.

Statement of Additional Information – Oct. 28, 2011	Page 92

For Columbia 120/20 Contrarian Equity, Columbia Recovery and Infrastructure, and Columbia Global Extended Alpha:
The adjustment will be determined monthly by measuring the percentage difference over a rolling 36-month period (subject to earlier determination based on the Transition Period, as set forth below) between the annualized performance of one Class A share of the fund and the annualized performance of the PIA Index (“performance difference”). The performance difference will then be used to determine the adjustment rate. The adjustment rate, computed to five decimal places, is determined in accordance with the following table and is applied against average daily net assets for the applicable rolling 36-month period or Transition Period, and divided by 12 to obtain the fee reflecting the performance fee adjustment for that month.

Table 15B. Performance Incentive Adjustment Calculation

Columbia 120/20 Contrarian Equity
Columbia Recovery and Infrastructure		Columbia Global Extended Alpha
Performance		Performance
Difference	Adjustment Rate	Difference	Adjustment Rate
0.00% – 0.50%	0	0.00% – 1.00%	0

0.50% – 1.00%	6 basis points times the performance difference over 0.50%, times 100 (maximum of 3 basis points if a 1% performance difference)	1.00% – 6.00%	10 basis points times the performance difference over 1.00%, times 100 (maximum 50 basis points if a 6% performance difference)

1.00% – 2.00%	3 basis points, plus 3 basis points times the performance difference over 1.00%, times 100 (maximum 6 basis points if a 2% performance difference)	6.00% or more	50 basis points

2.00% – 4.00%	6 basis points, plus 2 basis points times the performance difference over 2.00%, times 100 (maximum 10 basis points if a 4% performance difference)	N/A

4.00% – 6.00%	10 basis points, plus 1 basis point times the performance difference over 4.00%, times 100 (maximum 12 basis points if a 6% performance difference)	N/A

6.00% or more	12 basis points	N/A

For example, if the performance difference for Columbia 120/20 Contrarian Equity is 2.38%, the adjustment rate is 0.00138 [the 1.38% performance difference over 1.00%] x 0.0010 [10 basis points] x 100. Rounded to five decimal places, the adjustment rate is 0.00138. This adjustment rate of 0.00138 is then applied against the average daily net assets for the applicable rolling 36-month or Transition Period, and divided by 12, which provides the performance adjustment fee for that month. Where the fund’s Class A performance exceeds that of the PIA Index for the applicable rolling 36-month period or Transition Period, the fee paid to the investment manager will increase by the adjustment rate. Where the performance of the PIA Index exceeds the performance of the fund’s Class A shares for the applicable rolling 36-month period or Transition Period, the fee paid to the Investment Manager will decrease by the adjustment rate.

The 36-month comparison period rolls over with each succeeding month, so that it always equals 36 months, ending with the month for which the performance adjustment is being computed.

Transition Period
The performance incentive adjustment will not be calculated for the first 24 months from the inception of the fund. After 24 full calendar months, the performance fee adjustment will be determined using the average assets and Performance Difference over the first 24 full calendar months, and the Adjustment Rate will be applied in full. Each successive month an additional calendar month will be added to the performance adjustment computation. After 36 full calendar months, the full rolling 36-month period will take affect.

Change in Index
If the PIA Index ceases to be published for a period of more than 90 days, changes in any material respect, otherwise becomes impracticable or, at the discretion of the Board, is no longer appropriate to use for purposes of a performance incentive adjustment, the Board may take action it deems appropriate and in the best interests of shareholders, including:

Statement of Additional Information – Oct. 28, 2011	Page 93

(1) discontinuance of the performance incentive adjustment until such time as it approves a substitute index, or (2) adoption of a methodology to transition to a substitute index it has approved.

In the case of a change the PIA Index, a fund’s performance will be compared to a 36-month blended index return that reflects the performance of the current index for the portion of the 36-month performance measurement period beginning the effective date of the current index and the performance of the prior index for the remainder of the measurement period. At the conclusion of the transition period, the performance of the prior index will be eliminated from the performance incentive adjustment calculation, and the calculation will include only the performance of the current index.

In September 2010 the Board approved, an amended investment management services agreement (“IMSA”) that would include elimination of the PIA. Effective October 1, 2010 for Columbia 120/20 Contrarian Equity Fund, Columbia Asia Pacific ex-Japan Fund, Columbia Mid Cap Growth Opportunity Fund and Columbia Multi-Advisor International Value Fund, the investment manager has agreed that for a transitional period of 6 months, except the transitional period for Columbia 120/20 Contrarian Equity Fund will be 18 months, each fund will compensate the investment manager at the lower of: (i) the fee calculated under the proposed IMSA (i.e., without the PIA), or (ii) the fee calculated under the current IMSA (including any applicable negative PIA).

The IMSA proposal was approved by fund shareholders at a shareholder meeting held Feb. 15, 2011. More information about the IMSA proposal is available in proxy materials distributed to shareholders in early 2011. The IMSA proposal was effective in March 2011.

The table below shows the total management fees paid by each fund for the last three fiscal periods as well as nonadvisory expenses, net of earnings credits, waivers and expenses reimbursed by the investment manager and its affiliates. The table is organized by fiscal year end. You can find your fund’s fiscal year end in Table 1.

Table 16. Management Fees and Nonadvisory Expenses

	Management Fees				Nonadvisory expenses
Fund	2011	2010	2009		2011	2010	2009
For funds with fiscal period ending January 31

Columbia Income Builder Fund	N/A	N/A	N/A		$160,083	$101,055	$139,640

Columbia Portfolio Builder Aggressive	N/A	N/A	N/A		257,965	107,162	199,501

Columbia Portfolio Builder Conservative	N/A	N/A	N/A		204,471	151,416	146,492

Columbia Portfolio Builder Moderate	N/A	N/A	N/A		322,390	272,479	278,861

Columbia Portfolio Builder Moderate Aggressive	N/A	N/A	N/A		325,129	290,338	299,503

Columbia Portfolio Builder Moderate Conservative	N/A	N/A	N/A		230,808	164,289	170,774

For funds with fiscal period ending March 31

Columbia Equity Value	$3,875,718	$3,406,527	$4,340,117		389,956	309,679	343,552

For funds with fiscal period ending April 30

Columbia 120/20 Contrarian Equity	229,316	360,835	368,969		33,108	31,738	34,475

Columbia Recovery and Infrastructure	4,444,701	2,163,593	45,652	(a)	324,838	232,888	18,717 (a)

Columbia Retirement Plus 2010	N/A	N/A	N/A		(1,775)	(2,671)	(4,254)

Columbia Retirement Plus 2015	N/A	N/A	N/A		(4,415)	(7,079)	(7,894)

Columbia Retirement Plus 2020	N/A	N/A	N/A		(4,703)	(7,779)	(9,956)

Columbia Retirement Plus 2025	N/A	N/A	N/A		(5,727)	(11,346)	(12,026)

Columbia Retirement Plus 2030	N/A	N/A	N/A		(5,390)	(9,157)	(9,748)

Columbia Retirement Plus 2035	N/A	N/A	N/A		(4,114)	(8,136)	(7,948)

Statement of Additional Information – Oct. 28, 2011	Page 94

	Management Fees				Nonadvisory expenses
	2011		2010	2009	2011	2010	2009
Columbia Retirement Plus 2040	N/A		N/A	N/A	$(3,020)	$(7,439)	$(6,946)

Columbia Retirement Plus 2045	N/A		N/A	N/A	(3,148)	(7,533)	(6,418)

For funds with fiscal period ending May 31

Columbia Absolute Return Emerging Markets Macro	$25,529	(b)	N/A	N/A	4,374 (b)	N/A	N/A

Columbia Absolute Return Enhanced Multi-Strategy	48,843	(c)	N/A	N/A	8,497 (c)	N/A	N/A

Columbia Absolute Return Multi-Strategy	71,189	(c)	N/A	N/A	28,272 (c)	N/A	N/A

Columbia High Yield Bond	10,353,350		9,691,900	6,353,707	354,534	(400,525)	(748,008)

Columbia Multi-Advisor Small Cap Value	4,151,219		3,968,159	3,098,591	(300,784)	(684,318)	(963,886)

Columbia U.S. Government Mortgage	1,510,695		1,247,010	1,731,277	(194,816)	(256,078)	(327,855)

For funds with fiscal period ending June 30

Columbia Dividend Opportunity	11,101,095		8,065,963	6,381,215	461,649	(91,086)	(502,682)

For funds with fiscal period ending July 31

Columbia Floating Rate	3,094,169		2,466,113	2,210,544	303,937	226,409	(61,933)

Columbia Income Opportunities	7,531,746		4,451,807	1,913,521	485,939	313,169	291,601

Columbia Inflation Protected Securities	2,373,468		2,886,405	3,322,371	(764,945)	(354,181)	(115,062)

Columbia Large Core Quantitative	23,367,407		21,017,705	9,909,438	(973,406)	(4,112,307)	268,796

Columbia Limited Duration Credit	3,254,713		2,186,361	844,435	(229,794)	(272,368)	(68,816)

Columbia Money Market	7,527,378		8,951,478	12,658,313	(10,704,885)	(13,410,378)	(1,868,463)

For funds with fiscal period ending August 31

Columbia Diversified Bond	21,890,643		19,593,287	15,648,683	(1,233,833)	(1,381,496)	(2,314,025)

Columbia Marsico Flexible Capital	753,659	(d)	N/A	N/A	325,319 (d)	N/A	N/A

Columbia Minnesota Tax-Exempt	1,445,485		1,360,384	1,230,393	51,734	44,953	196,213

	2010		2009	2008	2010	2009	2008
For funds with fiscal period ending September 30

Columbia Diversified Equity Income	27,123,619		17,053,076	44,177,652	942,822	1,037,819	1,905,627

Columbia Large Growth Quantitative	4,488,490		2,033,555	905,956	239,308	214,462	195,661

Columbia Large Value Quantitative	1,711,964		661,677	6,618 (e)	175,996	168,055	2,877 (e)

Columbia Mid Cap Value Opportunity	14,465,693		9,896,881	18,813,340	480,913	776,726	992,201

Columbia Strategic Allocation	5,680,661		6,604,411	10,108,947	541,596	585,299	1,047,907

For funds with fiscal period ending October 31

Columbia Absolute Return Currency and Income	1,811,957		4,698,565	4,188,137	198,087	205,127	313,877

Columbia Asia Pacific ex-Japan	1,639,719		78,072 (f)	N/A	432,652	21,500 (f)	N/A

Columbia Emerging Markets Bond	1,777,437		1,320,292	1,182,004	274,761	82,201	172,124

Columbia Emerging Markets Opportunity	6,678,651		3,791,476	7,352,591	1,214,163	524,327	1,138,897

Columbia European Equity	552,061		600,499	980,629	5,098	(31,736)	223,792

Columbia Frontier	884,356		321,582	579,499	(85,171)	(20,898)	200,110

Statement of Additional Information – Oct. 28, 2011	Page 95

	Management Fees				Nonadvisory expenses
	2010	2009	2008		2010	2009	2008
Columbia Global Bond	3,543,599	3,551,274	5,074,934		27,675	(33,836)	165,694

Columbia Global Equity	3,435,736	2,918,784	5,825,153		372,343	350,276	554,139

Columbia Global Extended Alpha	96,692	64,424	16,485	(g)	5,453	4,234	1,122	(g)

Columbia Multi-Advisor International Value	5,751,275	5,749,639	13,239,202		566,858	511,602	1,054,830

Columbia Seligman Global Technology	4,825,096	2,551,543	3,571,473		218,202	386,252	680,094

For funds with fiscal period ending November 30

Columbia AMT-Free Tax-Exempt Bond	2,716,984	2,699,258	2,764,541		108,977	48,345	506,736

Columbia Mid Cap Growth Opportunity	6,667,459	4,488,355	4,726,590		305,174	281,069	437,496

For funds with fiscal period ending December 31

Columbia Government Money Market	462,678	518,174	893,335		(651,865)	(1,105,030)	6,551

Columbia Select Large-Cap Value	2,692,204	1,486,938	1,732,331		355,259	292,721	282,371

Columbia Select Smaller-Cap Value	3,887,422	1,687,329	2,048,229		(1,052,710)	(186,016)	295,691

Columbia Seligman Communications and Information	31,300,872	25,152,110	28,854,808		1,980,670	1,991,333	2,540,656

(a)	For the period from Feb. 19, 2009 (when shares became publicly available) to April 30, 2009.

(b)	For the period from April 7, 2011 (commencement of operations) to May 31, 2011.

(c)	For the period from March 31, 2011 (commencement of operations) to May 31, 2011.

(d)	For the period from Sept. 28, 2010 (when shares became publicly available) to Aug. 31, 2011.

(e)	For the period from Aug. 1, 2008 (when shares became publicly available) to Sept. 30, 2008.

(f)	For the period from July 15, 2009 (when the Fund became available) to Oct. 31, 2009.

(g)	For the period from Aug. 1, 2008 (when shares became publicly available) to Oct. 31, 2008.

Manager of Managers Exemption
The funds have received an order from the SEC that permits Columbia Management, subject to the approval of the Board, to appoint a subadviser or change the terms of a subadvisory agreement for a fund without first obtaining shareholder approval. The order permits the fund to add or change unaffiliated subadvisers or the fees paid to subadvisers from time to time without the expense and delays associated with obtaining shareholder approval of the change.

For Columbia Seligman Communications and Information, if the fund were to seek to rely on the order, holders of a majority of the fund’s outstanding voting securities would need to approve operating the fund in this manner. There is no assurance shareholder approval, if sought, will be received, and no changes will be made without shareholder approval until that time.

Subadvisory Agreements
The assets of certain funds are managed by subadvisers that have been selected by the investment manager, subject to the review and approval of the Board. The investment manager has recommended the subadvisers to the Board based upon its assessment of the skills of the subadvisers in managing other assets with objectives and investment strategies substantially similar to those of the applicable fund. Short-term investment performance is not the only factor in selecting or terminating a subadviser, and the investment manager does not expect to make frequent changes of subadvisers. Certain subadvisers, affiliated with the investment manager, have been directly approved by shareholders. These subadvisers are noted in Table 17.

The investment manager allocates the assets of a fund with multiple subadvisers among the subadvisers. Each subadviser has discretion, subject to oversight by the Board and the investment manager, to purchase and sell portfolio assets, consistent with the fund’s investment objectives, policies, and restrictions. Generally, the services that a subadviser provides to the fund are limited to asset management and related recordkeeping services.

The investment manager has entered into an advisory agreement with each subadviser under which the subadviser provides investment advisory assistance and day-to-day management of some or all of the fund’s portfolio, as well as investment research and statistical information. A subadviser may also serve as a discretionary or non-discretionary investment adviser to management or advisory accounts that are unrelated in any manner to the investment manager or its affiliates.

Statement of Additional Information – Oct. 28, 2011	Page 96

The following table shows the advisory fee schedules for fees paid by the investment manager to subadvisers for funds that have subadvisers. The table is organized by fiscal year end. You can find your fund’s fiscal year end in Table 1.

Table 17. Subadvisers and Subadvisory Agreement Fee Schedules

Parent
Fund	Subadviser	Company	Fee Schedule

For funds with fiscal period ending May 31

Columbia Absolute Return Emerging Markets Macro	Threadneedle International Limited(b) (Threadneedle) (effective April 11, 2011)	A	0.60% on the first $500 million, reducing to 0.51% as assets increase

Columbia Multi-Advisor Small Cap Value	Barrow, Hanley, Mewhinney & Strauss (BHMS)(a) (effective March 12, 2004)	B	1.00% on the first $10 million, reducing to 0.30% as assets increase

	Donald Smith & Co., Inc.	N/A	0.60% on the first $175 million,
	(Donald Smith)(a)		reducing to 0.55% as assets
	(effective March 12, 2004)		increase

	Metropolitan West Capital Management, LLC (MetWest Capital) (effective April 24, 2006)	C	0.50% on all assets

	Turner Investment Partners, Inc. (Turner) (effective Feb. 19, 2010)	N/A	0.50% on the first $50 million, reducing to 0.35% as assets increase.(a)

For funds with fiscal period ending August 31

Columbia Marsico Flexible Capital Fund	Marsico Capital Management, LLC (Marsico Capital) (effective Sept. 22, 2010)	D	0.45% on all assets

For funds with fiscal period ending October 31

Columbia Asia Pacific ex-Japan	Threadneedle (effective July 15, 2009)	A	0.45% on all assets

Columbia Emerging Markets Opportunity	Threadneedle(b) (effective July 9, 2004)	A	0.50% on all assets

Columbia European Equity	Threadneedle(b) (effective July 9, 2004)	A	0.35% on all assets

Columbia Global Equity	Threadneedle(b) (effective July 9, 2004)	A	0.35% on all as assets

Columbia Global Extended Alpha	Threadneedle(b) (effective Aug. 1, 2008)	A	0.50% on all assets

Columbia Multi-Advisor International Value	AllianceBernstein L.P. (AllianceBernstein) (effective Sept. 17, 2001)	N/A	0.65% on the first $75 million, reducing to 0.30% as assets increase

	Mondrian Investment Partners Limited (Mondrian) (effective August 18, 2008)	N/A	0.70% on all assets

	Tradewinds Global Investors, LLC (Tradewinds) (effective August 18, 2008)	N/A	0.50% on the first $250 million, reducing to 0.40 as assets increase

(a)	The fee is calculated based on the combined net assets subject to the subadviser’s investment management.

(b)	Threadneedle and Columbia WAM are affiliates of the investment manager as an indirect, wholly-owned subsidiary of Ameriprise Financial.

A –	Threadneedle is an indirect wholly-owned subsidiary of Ameriprise Financial.

B –	BHMS is an independent-operating subsidiary of Old Mutual Asset Management.

C –	Metropolitan West Capital Management, LLC (MetWest Capital) is a subsidiary of Wells Fargo & Company and operates within the Evergreen Investments unit of its asset management division.

D –	Marsico Capital is an indirect subsidiary of Marsico Management Equity, LLC, a Delaware Limited Liability Company.

Statement of Additional Information – Oct. 28, 2011	Page 97

The following table shows the subadvisory fees paid by the investment manager to subadvisers in the last three fiscal periods. The table is organized by fiscal year end. You can find your fund’s fiscal year end in Table 1.

Table 18. Subadvisory Fees

		Subadvisory Fees Paid
Fund	Subadviser	2011		2010		2009

For funds with fiscal period ending May 31

Columbia Absolute Return Emerging Markets Macro	Threadneedle	$16,137	(a)	N/A		N/A

Columbia Multi-Advisor Small Cap Value	BHMS	528,823		$491,375		$437,027

	Donald Smith	655,916		587,548		497,789

	MetWest Capital	532,035		491,635		466,432

	Turner	316,205		89,142		N/A	(b)

	Former subadviser: Franklin Portfolio Associates (from March 2004 to June 6, 2008)	N/A		N/A		22,583	(c)

	Former subadviser: Federated MDTA, LLC (from June 6, 2008 to Feb. 19, 2010)	N/A		325,109	(d)	443,715

For funds with fiscal period ending August 31

Columbia Marsico Flexible Capital	Marsico Capital	384,601	(e)	N/A		N/A

		2010		2009		2008

For funds with fiscal period ending October 31

Columbia Asia Pacific ex-Japan	Threadneedle	995,409		42,462	(f)	N/A

Columbia Emerging Markets Opportunity	Threadneedle	2,539,990		1,469,749		2,801,637

Columbia European Equity	Threadneedle	247,803		260,772		443,279

Columbia Global Equity	Threadneedle	1,364,749		1,168,151		2,269,177

Columbia Global Extended Alpha	Threadneedle	69,698		43,117		11,750	(g)

Columbia Multi-Advisor International Value	AllianceBernstein	1,603,210		2,170,338		6,268,208

	Mondrian	737,673		714,196		77,048	(h)

	Tradewinds	936,676		1,116,798		129,124	(h)

(a)	For the period from April 7, 2011 (commencement of operations) to May 31, 2011.

(b)	The subadviser did not begin managing the fund until after the fund’s fiscal year end.

(c)	For the period from June 1, 2008 to June 6, 2008.

(d)	For the period from June 1, 2009 to Feb. 19, 2010.

(e)	For the period from Sept. 28, 2010 (when shares became publicly available) to Aug. 31, 2011.

(f)	For the period from July 15, 2009 to Oct. 31, 2009.

(g)	For the period from Aug. 1, 2008 to Oct. 31, 2008.

(h)	For the period from Aug. 18, 2008 to Oct. 31, 2008.

Statement of Additional Information – Oct. 28, 2011	Page 98

Portfolio Managers. For funds other than money market funds, the following table provides information about the fund’s portfolio managers as of the end of the most recent fiscal period, unless otherwise noted. The table is organized by fiscal year end. You can find your fund’s fiscal year end in Table 1.

Table 19. Portfolio Managers

		Other Accounts Managed (excluding the fund)			Ownership	Potential
		Number and Type	Approximate	Performance Based	of Fund	Conflicts	Structure of
Fund	Portfolio Manager	of Account*	Total Net Assets	Accounts(a)	Shares	of Interest	Compensation

For funds with fiscal period ending January 31

Columbia Income Builder	Colin Lundgren	15 RICs 10 other accounts	$53.75 billion $277.55 million	3 RICs ($3.48 B)	None	(4)	(13)

	Gene R. Tannuzzo	12 RICs 2 other accounts	$43.35 billion $0.10 million	None	None

Columbia Portfolio Builder	Kent M. Bergene(b)	26 RICs 7 other accounts	$5.22 billion $1.67 million	None	$50,001 – $100,000	(1)	(14)

Aggressive	Colin Moore	29 RICs	$7.57 billion	1 RIC ($1.04 B)	None

	David M. Joy	27 RICs 6 other accounts	$6.27 billion $1.43 million	1 RIC ($1.04 B)	None	(1)	(13)

	Anwiti Bahuguna	27 RICs 7 other accounts	$6.27 billion $16.84 million	1 RIC ($1.04 B)	None

	Kent Peterson	27 RICs 4 other accounts	$6.27 billion $0.63 million	1 RIC ($1.04 B)	None

	Marie M. Schofield	27 RICs	$6.27 billion	1 RIC ($1.04 B)	None

Columbia Portfolio Builder	Kent M. Bergene(b)	26 RICs 7 other accounts	$5.54 billion $1.67 million	None	$10,001 – $50,000	(1)	(14)

Conservative	Colin Moore	29 RICs	$7.88 billion	1 RIC ($1.04 B)	None

	David M. Joy	27 RICs 6 other accounts	$6.58 billion $1.43 million	1 RIC ($1.04 B)	$100,001 – $500,000	(1)	(13)

	Anwiti Bahuguna	27 RICs 7 other accounts	$6.58 billion $16.84 million	1 RIC ($1.04 B)	None

	Kent Peterson	27 RICs 4 other accounts	$6.58 billion $0.63 million	1 RIC ($1.04 B)	None

	Marie M. Schofield	27 RICs	$6.58 billion	1 RIC ($1.04 B)	None

Columbia Portfolio Builder	Kent M. Bergene(b)	26 RICs 7 other accounts	$4.60 billion $1.67 million	None	$50,001 – $100,000	(1)	(14)

Moderate	Colin Moore	29 RICs	$6.95 billion	1 RIC ($1.04 B)	None

Aggressive	David M. Joy	27 RICs 6 other accounts	$5.65 billion $1.43 million	1 RIC ($1.04 B)	None	(1)	(13)

	Anwiti Bahuguna	27 RICs 7 other accounts	$5.65 billion $16.84 million	1 RIC ($1.04 B)	None

	Kent Peterson	27 RICs 4 other accounts	$5.65 billion $0.63 million	1 RIC ($1.04 B)	None

	Marie M. Schofield	27 RICs	$5.65 billion	1 RIC ($1.04 B)	None

Columbia Portfolio Builder	Kent M. Bergene(b)	26 RICs 7 other accounts	$5.32 billion $1.67 million	None	$10,001 – $50,000	(1)	(14)

Moderate	Colin Moore	29 RICs	$7.67 billion	1 RIC ($1.04 B)	None

Conservative	David M. Joy	27 RICs 6 other accounts	$6.37 billion $1.43 million	1 RIC ($1.04 B)	None	(1)	(13)

	Anwiti Bahuguna	27 RICs 7 other accounts	$6.37 billion $16.84 million	1 RIC ($1.04 B)	None

	Kent Peterson	27 RICs 4 other accounts	$6.37 billion $0.63 million	1 RIC ($1.04 B)	None

	Marie M. Schofield	27 RICs	$6.37 billion	1 RIC ($1.04 B)	None

Columbia Portfolio Builder	Kent M. Bergene(b)	26 RICs 7 other accounts	$4.40 billion $1.67 million	None	$100,001 – $500,000	(1)	(14)

Moderate	Colin Moore	29 RICs	$6.75 billion	1 RIC ($1.04 B)	None

	David M. Joy	27 RICs 6 other accounts	$5.45 billion $1.43 million	1 RIC ($1.04 B)	None	(1)	(13)

	Anwiti Bahuguna	27 RICs 7 other accounts	$5.45 billion $16.84 million	1 RIC ($1.04 B)	None

	Kent Peterson	27 RICs 4 other accounts	$5.45 billion $0.63 million	1 RIC ($1.04 B)	None

	Marie M. Schofield	27 RICs	$5.45 billion	1 RIC ($1.04 B)	None

Statement of Additional Information – Oct. 28, 2011	Page 99

		Other Accounts Managed (excluding the fund)			Ownership	Potential
		Number and Type	Approximate	Performance Based	of Fund	Conflicts	Structure of
Fund	Portfolio Manager	of Account*	Total Net Assets	Accounts(a)	Shares	of Interest	Compensation

For funds with fiscal period ending March 31

Columbia Equity Value	Steve Schroll	12 RICs 2 PIVs 18 other accounts(c)	$15.69 billion $68.67 million $656.99 million	8 RICs ($15.06 B)	$50,001- $100,000	(2)	(13)

	Laton Spahr	12 RICs 2 PIVs 15 other accounts(c)	$15.69 billion $68.67 million $657.12 million	8 RICs ($15.06 B)	$100,001- $500,000

	Paul Stocking	12 RICs 2 PIVs 21 other accounts(c)	$15.69 billion $68.67 million $667.28 million	8 RICs ($15.06 B)	$50,001- $100,000

For funds with fiscal period ending April 30

Columbia 120/20 Contrarian Equity	Steve Schroll	11 RICs 2 PIVs 18 other accounts(c)	$16.25 billion $71.02 million $673.39 million	4 RICs ($10.38 B)	$10,001- $50,000	(2)	(13)

	Laton Spahr	11 RICs 2 PIVs 15 other accounts(c)	$16.25 billion $71.02 million $674.87 million	4 RICs ($10.38 B)	$500,001- $1,000,000

	Paul Stocking	11 RICs 2 PIVs 21 other accounts(c)	$16.25 billion $71.02 million $682.0 million	4 RICs ($10.38 B)	$100,001- $500,000

Columbia Recovery and Infrastructure	Warren Spitz	7 other accounts	$9.28 million	None	Over $1,000,000	(2)	(13)

Columbia Retirement Plus	Kent M. Bergene(b)	23 RICs 7 other accounts	$49.54 billion $1.83 million	None	None	(1)	(14)

2010	Todd White	9 RICs 7 PIVs 43 other accounts	$269.36 million $2.66 million $47.84 billion	1 other account ($50.87 M)	None

	Anwiti Bahuguna	19 RICs 4 other accounts	$8.14 billion $0.21 million	None	None	(1)	(13)

	Kent Peterson	22 RICs 7 other accounts	$8.26 billion $1.67 million	None	None

Columbia Retirement Plus	Kent M. Bergene(b)	23 RICs 7 other accounts	$49.53 billion $1.83 million	None	None	(1)	(14)

2015	Todd White	9 RICs 7 PIVs 43 other accounts	$255.34 million $2.66 million $47.84 billion	1 other account ($50.87 M)	None

	Anwiti Bahuguna	19 RICs 4 other accounts	$8.13 billion $0.21 million	None	None	(1)	(13)

	Kent Peterson	22 RICs 7 other accounts	$8.25 billion $1.67 million	None	None

Columbia Retirement Plus	Kent M. Bergene(b)	23 RICs 7 other accounts	$49.53 billion $1.83 million	None	None	(1)	(14)

2020	Todd White	9 RICs 7 PIVs 43 other accounts	$253.7 million $2.66 million $47.84 billion	1 other account ($50.87 M)	None

	Anwiti Bahuguna	19 RICs 4 other accounts	$8.13 billion $0.21 million	None	None	(1)	(13)

	Kent Peterson	22 RICs 7 other accounts	$8.25 billion $1.67 million	None	None

Columbia Retirement Plus	Kent M. Bergene(b)	23 RICs 7 other accounts	$49.52 billion $1.83 million	None	None	(1)	(14)

2025	Todd White	9 RICs 7 PIVs 43 other accounts	$246.17 million $2.66 million $47.84 billion	1 other account ($50.87 M)	None

	Anwiti Bahuguna	19 RICs 4 other accounts	$8.12 billion $0.21 million	None	None	(1)	(13)

	Kent Peterson	22 RICs 7 other accounts	$8.24 billion $1.67 million	None	None

Columbia Retirement Plus	Kent M. Bergene(b)	23 RICs 7 other accounts	$49.52 billion $1.83 million	None	$50,001- $100,000	(1)	(14)

2030	Todd White	9 RICs 7 PIVs 43 other accounts	$247.85 million $2.66 million $47.84 billion	1 other account ($50.87 M)	None

	Anwiti Bahuguna	19 RICs 4 other accounts	$8.12 billion $0.21 million	None	None	(1)	(13)

	Kent Peterson	22 RICs 7 other accounts	$8.24 billion $1.67 million	None	None

Statement of Additional Information – Oct. 28, 2011	Page 100

		Other Accounts Managed (excluding the fund)			Ownership	Potential
		Number and Type	Approximate	Performance Based	of Fund	Conflicts	Structure of
Fund	Portfolio Manager	of Account*	Total Net Assets	Accounts(a)	Shares	of Interest	Compensation

Columbia Retirement Plus	Kent M. Bergene(b)	23 RICs 7 other accounts	$49.53 billion $1.83 million	None	None	(1)	(14)

2035	Todd White	9 RICs 7 PIVs 43 other accounts	$255.2 million $2.66 million $47.84 billion	1 other account ($50.87 M)	None

	Anwiti Bahuguna	19 RICs 4 other accounts	$8.13 billion $0.21 million	None	None	(1)	(13)

	Kent Peterson	22 RICs 7 other accounts	$8.25 billion $1.67 million	None	None

Columbia Retirement Plus	Kent M. Bergene(b)	23 RICs 7 other accounts	$49.53 billion $1.83 million	None	None	(1)	(14)

2040	Todd White	9 RICs 7 PIVs 43 other accounts	$261.56 million $2.66 million $47.84 billion	1 other account ($50.87 M)	None

	Anwiti Bahuguna	19 RICs 4 other accounts	$8.13 billion $0.21 million	None	None	(1)	(13)

	Kent Peterson	22 RICs 7 other accounts	$8.26 billion $1.67 million	None	None

Columbia Retirement Plus	Kent M. Bergene(b)	23 RICs 7 other accounts	$49.53 billion $1.83 million	None	None	(1)	(14)

2045	Todd White	9 RICs 7 PIVs 43 other accounts	$260.52 million $2.66 million $47.84 billion	1 other account ($50.87 M)	None

	Anwiti Bahuguna	19 RICs 4 other accounts	$8.13 billion $0.21 million	None	None	(1)	(13)

	Kent Peterson	22 RICs 7 other accounts	$8.26 billion $1.67 million	None	None

For funds with fiscal period ending May 31

Columbia	Threadneedle:
Absolute Return	Richard House	7 PIVs 1 other account	$1.51 billion $293.2 million	2 PIVs ($73.5 M)	None(i)	(10)	(25)

Emerging Markets Macro	Agnes Belaisch	3 PIVs	$106.0 million	2 PIVs ($73.5 M)	None(i)

Columbia Absolute Return	Todd White	8 RICs 7 PIVs 43 other accounts	$230.10 million $2.43 billion $48.29 billion	1 other account ($50.88 M)	$500,001- $1,000,000	(2)	(13)

Enhanced Multi-Strategy	Kent M. Peterson	21 RICs 7 other accounts	$8.10 billion $1.54 million	1 RIC (1.03 B)	None

Columbia Absolute Return	Todd White	8 RICs 7 PIVs 43 other accounts	$199.02 million $2.43 billion $48.29 billion	1 other account ($50.88 M)	$500,001- $1,000,000	(2)	(13)

Multi-Strategy	Kent M. Peterson	21 RICs 7 other accounts	$8.07 billion $1.54 million	1 RIC (1.03 B)	None

Columbia	Jennifer Ponce de Leon	5 RICs 1 PIV 25 other accounts	$10.05 billion $18.32 million $36.57 billion	None	$100,001- $500,000	(2)	(13)

High Yield Bond	Brian Lavin	15 RICs 1 PIV 3 other accounts	$23.59 billion $18.32 million $465.64 million	None	None

Statement of Additional Information – Oct. 28, 2011	Page 101

		Other Accounts Managed (excluding the fund)			Ownership	Potential
		Number and Type	Approximate	Performance Based	of Fund	Conflicts	Structure of
Fund	Portfolio Manager	of Account*	Total Net Assets	Accounts(a)	Shares	of Interest	Compensation

Columbia Multi-Advisor Small	Donald Smith: Donald G. Smith	2 RICs 2 PIVs	$1.12 billion $21.0 million	1 RIC ($1.06 B); 1 other accounts	None

Cap Value	Richard L. Greenberg	37 other accounts	$2.30 billion	($94 M)		(6)	(16)

	BHMS:
	James S. McClure	4 RICs	$991.3 million

	John P. Harloe	1 PIV 18 other accounts	$6.7 million $956.0 million	None	None	(8)	(17)

	MetWest Capital:
	Samir Sikka	3 RICs 2 PIVs 11 other accounts	$454.3 million $118.2 million $499.6 million	2 other accounts ($305.4 M)	None	(9)	(18)

	Turner:
	David Kovacs	3 RICs 6 PIVs 4 other accounts	$389.0 million $106.0 million $43.0 million	1 PIV ($6 M)	None	(3)	(15)

Columbia U.S. Government Mortgage	Jason J. Callan	2 RICs 3 other accounts	$1.80 billion $0.64 million	None	$100,001- $500,000	(2)	(13)

	Tom Heuer	2 RICs 2 other accounts	$1.80 billion $0.57 million	None	$50,001- $100,000

For funds with fiscal period ending June 30

Columbia Dividend Opportunity	Steve Schroll	11 RICs 2 PIVs 524 other accounts	$414.69 billion $69.54 million $651.27 million	3 RICs ($7.1 B)	$100,001- $500,000

	Laton Spahr	11 RICs 2 PIVs 521 other accounts	$414.69 billion $69.54 million $653.01 million	3 RICs ($7.1 B)	$500,001- $1,000,000	(2)	(13)

	Paul Stocking	11 RICs 2 PIVs 527 other accounts	$414.69 billion $69.54 million $659.99 million	3 RICs ($7.1 B)	$100,001- $500,000

For funds with fiscal period ending July 31

Columbia Floating Rate	Lynn Hopton	10 PIVs 16 other accounts	$4.05 billion $30.71 billion	None	None	(2)	(19)

	Yvonne Stevens	10 PIVs 15 other accounts	$4.05 billion $30.70 billion	None	None

	Steve Staver	10 other accounts	$1.72 million	None	None

Columbia Income Opportunities	Brian Lavin	13 RICs 1 PIV 3 other accounts	$105.92 billion $18.80 million $539.09 million	None	$50,001- $100,000	(2)	(13)

Columbia Inflation Protected Securities	Nicholas Pifer	6 RICs 1 PIV 17 other accounts	$5.70 billion $7.02 million $32.63 billion	None	None	(2)	(13)

	Vishal Khanduja	1 RIC 3 other accounts	$2.86 billion $0.27 million	None	None

Columbia Large Core Quantitative	Brian M. Condon	6 RICs 12 other accounts	$4.01 billion $1.28 million	None	None	(2)	(21)

	Oliver Buckley	5 RICs 7 other accounts	$2.85 billion $5.0 million	None	None

Columbia Limited Duration Credit	Tom Murphy	5 RICs 2 PIVs 16 other accounts	$13.42 billion $404.59 million $33.73 billion	None	Over $1,000,000	(2)	(13)

	Timothy J. Doubek	2 RICs 6 other accounts	$3.40 billion $60.16 million	None	$100,001- $500,000

For funds with fiscal period ending August 31

Columbia Diversified Bond	Brian Lavin	13 RICs 1 PIV 3 other accounts	$18.52 billion $18.48 million $515.44 million	None	None	(2)	(13)

	Alexander D. Powers	4 RICs 8 PIVs 3 other accounts	$9.23 billion $1.90 billion $1.14 million	None	None	(2)	(21)

	Carl W. Pappo	3 RICs 7 PIVs 12 others accounts	$9.21 billion $1.78 billion $994.81 million	None	None

	Michael Zazzarino	4 RICs 5 PIVs 8 others accounts	$9.20 billion $1.08 billion $207.82 million	None	None

Statement of Additional Information – Oct. 28, 2011	Page 102

		Other Accounts Managed (excluding the fund)			Ownership	Potential
		Number and Type	Approximate	Performance Based	of Fund	Conflicts	Structure of
Fund	Portfolio Manager	of Account*	Total Net Assets	Accounts(a)	Shares	of Interest	Compensation

Columbia Marsico Flexible Capital	Marsico Capital: A. Douglas Rao	25 RICs 8 PIVs 89 other accounts	$16.07 billion $1.06 billion $10.42 billion	None	None	(12)	(26)

Columbia Minnesota Tax-Exempt	Catherine Stienstra	5 RICs 12 other accounts	$1.50 billion $32.62 billion	None	None	(2)	(13)

	Mary Grindland	3 other accounts	$3.53 million	None	$10,001- $50,000

For fund with fiscal period ending September 30

Columbia Diversified Equity Income	Laton Spahr	12 RICs 2 PIVs 16 other accounts	$9.94 billion $59.51 million $544.22 million	8 RICs ($9.42 B)	$100,001-$500,000

	Steve Schroll	12 RICs 2 PIVs 18 other accounts	$9.94 billion $59.51 million $543.14 million	8 RICs ($9.42 B)	$50,001-$100,000	(2)	(13)

	Paul Stocking	12 RICs 2 PIVs 20 other accounts	$9.94 billion $59.51 million $549.37 million	8 RICs ($9.42 B)	Over $1,000,000

Columbia Large Growth Quantitative	Brian M. Condon	11 RICs 9 PIVs 40 other accounts	$7.92 billion $757 million $2.798 billion	1 PIV ($22 M)	None	(2)	(21)

	Oliver Buckley(f)	7 other accounts	$5.0 million	None	None

Columbia Large Value Quantitative	Brian M. Condon	11 RICs 9 PIVs 40 other accounts	$8.429 billion $757 million $2.798 billion	1 PIV ($22 M)	None	(2)	(21)

	Oliver Buckley(f)	7 other accounts	$5.0 million	None	None

Columbia Mid Cap Value Opportunity	Laton Spahr	12 RICs 2 PIVs 16 other accounts	$12.18 billion $59.51 million $544.22 million	8 RICs ($9.42 B)	$50,001-$100,000

	Steve Schroll	12 RICs 2 PIVs 18 other accounts	$12.18 billion $59.51 million $543.14 million	8 RICs ($9.42 B)	$50,001-$100,000	(2)	(13)

	Paul Stocking	12 RICs 2 PIVs 20 other accounts	$12.18 billion $59.51 million $549.37 million	8 RICs ($9.42 B)	$50,001-$100,000

Columbia Strategic Allocation	Anwiti Bahuguna	36 RICs 35 PIVs 21 other accounts	$6.558 billion $4.45 billion $252 million	None	None

	Kent Peterson	36 RICs 35 PIVs 16 other accounts	$6.558 billion $4.45 billion $252 million	None	None	(2)	(21)

	Marie M. Schofield	36 RICs 35 PIVs 17 other accounts	$6.558 billion $4.45 billion $253 million	None	None

	Colin Moore	38 RICs 35 PIVs 20 other accounts	$7.93 billion $4.45 billion $255 million	None	None	(2)	(14)

For funds with fiscal period ending October 31

Columbia Absolute Return Currency and Income	Nicholas Pifer	6 RICs 1 PIV 18 other accounts	$5.38 billion $7.44 million $4.99 billion	2 other accounts ($92.12 M)	$50,001-$100,000	(2)	(13)

Columbia Asia Pacific ex-Japan	Threadneedle:
	Vanessa Donegan	5 RICs 9 other accounts	$3.86 billion $4.62 billion	2 RICs	None(i)	(10)	(25)

	Rafael Polatinsky	2 RICs 3 other accounts	$1.66 billion $840.0 million	2 RICs

Columbia Emerging Markets Bond	Nicholas Pifer	6 RICs 1 PIV 18 other accounts	$5.02 billion $7.44 million $4.99 billion	2 other accounts ($92.12 M)	$10,001-$50,000	(2)	(13)

	Jim Carlene	6 PIVs 5 other accounts	$63.99 million $1.32 million	None	$10,001-$50,000

Statement of Additional Information – Oct. 28, 2011	Page 103

		Other Accounts Managed (excluding the fund)			Ownership	Potential
		Number and Type	Approximate	Performance Based	of Fund	Conflicts	Structure of
Fund	Portfolio Manager	of Account*	Total Net Assets	Accounts(a)	Shares	of Interest	Compensation

Columbia Emerging	Threadneedle:
Markets Opportunity	Irina Miklavchich(g)	1 other accounts	$191.52 million	None	None(i)	(10)	(25)

	Vanessa Donegan	5 RICs 9 other accounts	$4.64 billion $4.62 billion	2 RICs

	Rafael Polatinsky	2 RICs 5 PIVs 3 other accounts	$1.29 billion $564.21 million $603.52 million	2 RICs ($1.29 B)

Columbia European	Threadneedle:
Equity	Dan Ison	4 RICs	$1.07 billion	1 RIC ($95 M)	None(i)	(10)	(25)

Columbia Frontier	John K. Schonberg	8 RICs 2 PIVs 6 other accounts	$1.85 billion $29.31 million $1.58 million	2 RICs ($1.46 B)	None	(2)	(13)

	Sam Murphy	2 RICs 3 other accounts	$1.46 billion $0.14 million		None

	Mike Marzolf	2 RICs 3 other accounts	$1.46 billion $0.08 million		None

Columbia Global Bond	Nicholas Pifer	6 RICs 1 PIV 18 other accounts	$5.02 billion $7.44 million $4.99 billion	2 other accounts ($92.12 M)	$50,001-$100,000	(2)	(13)

Columbia Global	Threadneedle:
Equity	Stephen Thornber	3 RICs 1 other account	$114.0 million $455.0 million	2 RICs ($79 M)	None(i)	(10)	(25)

	Esther Perkins(h)	1 RIC 1 PIV 4 other accounts	$551.87 million $16.0 million $709.0 million	None

Columbia Global Extended Alpha	Threadneedle:
	Jeremy Podger	4 RICs 2 other accounts	$2.92 billion $64.0 million	1 RIC ($2 M)	None(i)	(10)	(25)

	Stephen Thornber(h)	3 RICs 1 other account	$567.0 million $152.0 million	2 RICs ($479 M)

Columbia Multi-	AllianceBernstein:
Advisor International Value	Kevin F. Simms	210 RICs 339 PIVs 33,200 other accounts	$35.55 billion $20.71 billion $83.31 billion	3 RICs ($6.74 B); 13 PIVs ($1.26 B); 66 other accounts ($8.53 B)	None	(11)	(22)

	Henry S. D’Auria	165 RICs 247 PIVs 33,196 other accounts	$33.38 billion $18.70 billion $82.94 billion	3 RICs ($6.74 B); 10 PIVs ($1.21 B); 66 other accounts ($8.53 B)

	Sharon E. Fay	212 RICs 363 PIVs 33,374 other accounts	$36.11 billion $24.01 billion $92.72 billion	3 RICs ($6.74 B); 15 PIVs ($1.53 B); 87 other accounts ($9.38 B)

	Eric J. Franco	74 RICs 122 PIVs 142 other accounts	$16.54 billion $6.40 billion $17.14 billion	1 RIC ($2.12 B); 1 PIV ($0); 8 other accounts ($1.16 B)

Mondrian:
	Ormala Krishnan	1 RIC 1 PIV 9 other accounts	$456.0 million $1.54 billion $1.19 million	None	None	(5)	(23)

Tradewinds:
	Peter Boardman	6 RICs 11 PIVs 40,383 other accounts	$2.17 billion $984.8 million $13.31 billion	None	None	(7)	(24)

	Alberto Jimenez Crespo	6 RICs 11 PIVs 40,380 other accounts	$2.19 billion $985.0 million $13.11 billion

Columbia Seligman Global Technology	Richard M. Parower	3 RICs 5 PIVs 9 other accounts	$3.97 billion $1.96 billion $416.27 million	None	None	(2)	(20)

	Paul H. Wick	4 RICs 5 PIVs 6 other accounts	$4.27 billion $1.96 billion $411.85 million		None

	Reema D. Shah	3 RICs 5 PIVs 10 other accounts	$3.97 billion $1.96 billion $412.34 million		None

	Ajay Diwan	4 RICs 5 PIVs 10 other accounts	$4.27 billion $1.96 billion $410.98 million		None

	Benjamin Lu	1 RIC 2 PIVs 1 other account	$5.58 million $26.89 million $0.001 million		None

Statement of Additional Information – Oct. 28, 2011	Page 104

		Other Accounts Managed (excluding the fund)			Ownership	Potential
		Number and Type	Approximate	Performance Based	of Fund	Conflicts	Structure of
Fund	Portfolio Manager	of Account*	Total Net Assets	Accounts(a)	Shares	of Interest	Compensation

For funds with fiscal period ending November 30

Columbia AMT-Free Tax-Exempt Bond	Catherine Stienstra	13 RICs 12 other accounts	$4.24 billion $39.69 billion	None	None	(2)	(13)

Columbia Mid Cap Growth Opportunity	George J. Meyers(f)	6 RICs 2 PIVs 239 other accounts	$4.05 billion $195.39 million $358.3 million	None	None

	Wayne M. Collette(f)	7 RICs 2 PIVs 245 other accounts	$4.32 billion $195.39 million $359.9 million	None	$10,001-$50,000	(2)	(21)

	Lawrence W. Lin(f)	6 RICs 2 PIVs 246 other accounts	$4.05 billion $195.39 million $359.2 million	None	None

	Brian D. Neigut(f)	6 RICs 2 PIVs 248 other accounts	$4.05 billion $195.39 million $358.9 million	None	None

For funds with fiscal period ending December 31

Columbia Select Large-Cap Value	Neil Eigen	5 RICs 1 PIV 70 other accounts(c)	$700.17 million $165.58 million $3.02 billion	None	None	(2)	(13)

	Richard Rosen	5 RICs 1 PIV 46 other accounts(c)	$700.17 million $165.58 million $2.97 billion	None	None

Columbia Select Smaller-Cap Value	Neil Eigen	5 RICs 1 PIV 70 other accounts(c)	$638.76 million $165.58 million $3.02 billion	None	$10,001-$50,000	(2)	(13)

	Richard Rosen	5 RICs 1 PIV 46 other accounts(c)	$638.76 million $165.58 million $2.97 billion	None	None

Columbia Seligman Communications and Information	Paul Wick	6 RICs 5 PIVs 5 other accounts	$1.12 billion $2.04 billion $299.97 million	None	Over $1,000,000	(2)	(20)

	Richard Parower	5 RICs 5 PIVs 10 other accounts	$807.99 million $1.82 billion $347.38 million	None	None

	Sangeeth Peruri	3 RICs 3 PIVs 9 other accounts	$201.24 million $50.03 million $22.10 million	None	None

	Vishal Saluja(d)	6 PIVs 4 other accounts	$773.62 million $15.36 million	None	None

	Sushil Wagle(d)	None	N/A	N/A	None

*	RIC refers to a Registered Investment Company; PIV refers to a Pooled Investment Vehicle.

(a)	Number of accounts for which the advisory fee paid is based in part or wholly on performance and the aggregate net assets in those accounts.

(b)	Mr. Bergene has overall accountability for the group that monitors the subadvisers for the funds and for making recommendations to the Board on changes to those subadvisers.

(c)	Reflects each wrap program strategy as a single client, rather than counting each participant in the program as a separate client.

(d)	The portfolio manager began managing the fund effective Feb. 28, 2011; reporting is provided as of Dec. 31, 2010.

(e)	The portfolio manager began managing the fund after its last fiscal year end; reporting information is provided as of April 30, 2010.

(f)	The portfolio manager began managing the fund effective Aug. 1, 2011; reporting information is as of June 30, 2011.

(g)	The portfolio manager began managing the fund after its last fiscal year end; reporting information is provided as of March 31, 2011.

(h)	The portfolio manager began managing the fund effective June 6, 2011; reporting information is provided as of April 30, 2011.

(i)	The fund is available for sale only in the U.S. The portfolio managers do not reside in the U.S. and therefore do not hold any shares of the fund.

Potential Conflicts of Interest

(1)	Columbia Management: Management of funds-of-funds differs from that of the other funds. The portfolio management process is set forth generally below and in more detail in the funds’ prospectus.

Portfolio managers of the fund-of-funds may be involved in determining each funds-of-fund’s allocation among the three main asset classes (equity, fixed income and cash) and the allocation among investment categories within each asset class, as well as each funds-of-fund’s allocation among the underlying funds.

• Because of the structure of the funds-of-funds, the potential conflicts of interest for the portfolio managers may be different than the potential conflicts of interest for portfolio managers who manage other funds.

In addition to the accounts above, portfolio managers may manage accounts in a personal capacity that may include holdings that are similar to, or the same as, those of the fund. The investment manager has in place a Code of Ethics that is designed

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to address conflicts and that, among other things, imposes restrictions on the ability of the portfolio managers and other “investment access persons” to invest in securities that may be recommended or traded in the fund and other client accounts.

(2)	Columbia Management: Like other investment professionals with multiple clients, a fund’s portfolio manager(s) may face certain potential conflicts of interest in connection with managing both the fund and other accounts at the same time. The investment manager and the funds have adopted compliance policies and procedures that attempt to address certain of the potential conflicts that portfolio managers face in this regard. Certain of these conflicts of interest are summarized below.

The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance (performance fee accounts), may raise potential conflicts of interest for a portfolio manager by creating an incentive to favor higher fee accounts.

Potential conflicts of interest also may arise when a portfolio manager has personal investments in other accounts that may create an incentive to favor those accounts. As a general matter and subject to the investment manager’s Code of Ethics and certain limited exceptions, the investment manager’s investment professionals do not have the opportunity to invest in client accounts, other than the funds.

A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. The effects of this potential conflict may be more pronounced where funds and/or accounts managed by a particular portfolio manager have different investment strategies.

A portfolio manager may be able to select or influence the selection of the broker/dealers that are used to execute securities transactions for the funds. A portfolio manager’s decision as to the selection of broker/dealers could produce disproportionate costs and benefits among the funds and the other accounts the portfolio manager manages.

A potential conflict of interest may arise when a portfolio manager buys or sells the same securities for a fund and other accounts. On occasions when a portfolio manager considers the purchase or sale of a security to be in the best interests of a fund as well as other accounts, the investment manager’s trading desk may, to the extent consistent with applicable laws and regulations, aggregate the securities to be sold or bought in order to obtain the best execution and lower brokerage commissions, if any. Aggregation of trades may create the potential for unfairness to a fund or another account if a portfolio manager favors one account over another in allocating the securities bought or sold.

“Cross trades,” in which a portfolio manager sells a particular security held by a fund to another account (potentially saving transaction costs for both accounts), could involve a potential conflict of interest if, for example, a portfolio manager is permitted to sell a security from one account to another account at a higher price than an independent third party would pay. The investment manager and the funds have adopted compliance procedures that provide that any transactions between a fund and another account managed by the investment manager are to be made at a current market price, consistent with applicable laws and regulations.

Another potential conflict of interest may arise based on the different investment objectives and strategies of a fund and other accounts managed by its portfolio manager(s). Depending on another account’s objectives and other factors, a portfolio manager may give advice to and make decisions for a fund that may differ from advice given, or the timing or nature of decisions made, with respect to another account. A portfolio manager’s investment decisions are the product of many factors in addition to basic suitability for the particular account involved. Thus, a portfolio manager may buy or sell a particular security for certain accounts, and not for a fund, even though it could have been bought or sold for the fund at the same time. A portfolio manager also may buy a particular security for one or more accounts when one or more other accounts are selling the security (including short sales). There may be circumstances when a portfolio manager’s purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts, including the funds.

A fund’s portfolio manager(s) also may have other potential conflicts of interest in managing the fund, and the description above is not a complete description of every conflict that could exist in managing the fund and other accounts. Many of the potential conflicts of interest to which the investment manager’s portfolio managers are subject are essentially the same or similar to the potential conflicts of interest related to the investment management activities of the investment manager and its affiliates.

(3)	Turner: As is typical for many money managers, potential conflicts of interest may arise related to Turner’s management of accounts including the fund where not all accounts are able to participate in a desired IPO, or other limited opportunity, relating to use of soft dollars and other brokerage practices, related to the voting of proxies, employee personal securities trading, and relating to a variety of other circumstances. In all cases, however, Turner believes it has written policies and procedures in place reasonably designed to prevent violations of the federal securities laws and to prevent material conflicts of interest from arising. Please also see Turner’s Form ADV, Part II for a description of some of its policies and procedures in this regard.

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(4)	Columbia Management: Management of the Income Builder Fund-of-Funds differs from that of the other funds. The portfolio management process is set forth generally below and in more detail in the fund’s prospectus.

The investment manager uses quantitative models combined with qualitative factors to determine the funds allocations to the underlying funds. Using these methodologies, a group of the investment manager’s investment professionals allocates the fund’s assets within and across different asset classes in an effort to achieve the fund’s objective of providing a high level of current income and growth of capital. The fund will typically be rebalanced monthly in an effort to maximize the level of income and capital growth, incorporating various measures of relative value subject to constraints that set minimum or maximum exposure within asset classes, as set forth in the prospectus. Within the equity and fixed income asset classes, the investment manager establishes allocations for the funds, seeking to achieve each fund’s objective by investing in defined investment categories. The target allocation range constraints are intended, in part, to promote diversification within the asset classes.

Because of the structure of funds-of-funds, the potential conflicts of interest for the portfolio managers may be different than the potential conflicts of interest for portfolio managers who manage other funds. These potential conflicts of interest include:

• In certain cases, the portfolio managers of the underlying funds are the same as the portfolio managers of the Income Builder Fund-of-Funds, and could influence the allocation of fund-of-funds assets to or away from the underlying funds that they manage.

• The investment manager and its affiliates may receive higher compensation as a result of allocations to underlying funds with higher fees.

The investment manager monitors the performance of the underlying funds and may, from time to time, recommend to the Board of Trustees of the funds a change in portfolio management or fund strategy or the closure or merger of an underlying fund. In addition, the investment manager may believe that certain funds may benefit from additional assets or could be harmed by redemptions. All of these factors may also influence decisions in connection with the allocation of funds-of-funds assets to or away from certain underlying funds.

In addition to the accounts above, portfolio managers may manage accounts in a personal capacity that may include holdings that are similar to, or the same as, those of the fund. The investment manager has in place a Code of Ethics that is designed to address conflicts and that, among other things, imposes restrictions on the ability of the portfolio managers and other “investment access persons” to invest in securities that may be recommended or traded in the fund and other client accounts.

(5)	Mondrian: Mondrian does not foresee any material conflicts of interest that may arise in the management of the funds and any other accounts managed with similar investment guidelines. Mondrian acts solely as an investment manager and does not engage in any other business activities. The following is a list of some potential conflicts of interest that can arise in the course of normal investment management business activities. Mondrian maintains and operates various policies and procedures which are designed to prevent or manage any of the conflicts identified below so that the interests of its clients are always put ahead of Mondrian’s own interests or those of its employees and directors:

Access to non-public information
As an Investment Manager Mondrian may come in to contact with information about a company that is not generally available to the investing public. Mondrian’s policy and procedures for handling any conflicts of interest arising from access to nonpublic information are set out in the Mondrian Investment Partners Limited Code of Ethics under “Policy Statement on Insider Trading and Securities Fraud”. If an employee is uncertain as to whether an interest or relationship is material or adverse, they should consult the Chief Compliance Officer for guidance.

Allocation of aggregated trades
Mondrian may from time to time aggregate trades for a number of its clients.

Mondrian’s policy requires that all allocations of aggregated trades must be fair between clients. Transactions involving commingled orders are allocated in a manner deemed equitable to each account. When a combined order is executed in a series of transactions, at different prices, each account participating in the order may be allocated an average price obtained from the broker/dealer. When a trade can be allocated in a cost efficient manner to our clients, it will be prorated across all participating accounts. Mondrian may randomly allocate purchases or sales among participating accounts when the amounts involved are too small to be evenly proportioned in a cost efficient manner. In performing random allocations, Mondrian will consider consistency of strategy implementation among participating accounts.

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Allocation of investment opportunities
Mondrian is an investment manager of multiple client portfolios. As such, it has to ensure that investment opportunities are allocated fairly between clients. There is a potential risk that Mondrian may favor one client over another client in making allocations of investment opportunities.

Mondrian makes security selection decisions at committee level. Those securities identified as investment opportunities are added to a list of approved securities; portfolios will hold only such approved securities.

All portfolios governed by the same or a similar mandate will be structured similarly (that is, will hold the same or comparable stocks), and will exhibit similar characteristics. Sale and purchase opportunities identified at regular investment meetings will be applied to portfolios across the board, subject to the requirements of individual client mandates. See also “Side-by-side management of hedge funds” below.

Cherry picking
Cherry picking is an abusive practice whereby an investment firm misrepresents its stock selecting skills by only showing top performing securities in promoting its investment services. Mondrian’s production of marketing materials is centrally controlled and independently reviewed to ensure that all materials are fair and not misleading.

Dealing in investments as agent for more than one party
Conflicts of interest exist when a portfolio management firm manages multiple client portfolios. Mondrian addresses these potential conflicts through the operation of dealing policies designed to ensure the fair and equal treatment of all clients e.g. the allocation of aggregated trades among clients.

Allocation of IPO opportunities
Initial Public Offerings (“IPO’s”) present a potential conflict of interest when they are priced at a discount to the anticipated secondary market price and the issuer has restricted or scaled back its allocation due to market demand. In such instances, the IPO allocation could be divided among a small select group of clients with others not receiving the allocation they would otherwise be entitled to. Mondrian clients with relevant mandates are given an equal opportunity, proportionate to the size of their portfolio, to participate in IPO trades. All IPO purchases are allocated on a strict pro-rata basis.

Dealing in investments as principal in connections with the provision of seed capital
A conflict of interest exists when a portfolio management firm manages its own money alongside client money.

Mondrian generally does not trade for its own account. However, Mondrian and its affiliates have provided the seed capital to certain investment vehicles that have been established by Mondrian group entities. Mondrian serves as the investment manager to these investment vehicles.

Mondrian operates dealing policies designed to ensure the fair and equal treatment of all clients e.g. the allocation of aggregated trades among clients. These policies ensure that any portfolios in which Mondrian has an investment interest do not receive favorable treatment relative to other client portfolios.

Directorships and external arrangements
Certain Mondrian staff may hold positions in external organizations. There is a potential risk that Mondrian personnel may place their own interests (resulting from outside employment/directorships) ahead of the interests of Mondrian clients. Before accepting an executive or non-executive directorship or any other appointment in another company, employees, including executive directors, must obtain the prior approval of the Chief Executive Officer. The Chief Compliance Officer must also be informed of all such appointments and changes. The CEO and CCO will only permit appointments that would not present a conflict of interest with the individual’s responsibilities to Mondrian clients.

Dual agency
Dual Agency (also known as Cross Trading) concerns those transactions where Mondrian may act as agent for both the buyer and seller. In such circumstances there is a potential conflict of interest as it may be possible to favor one client over another when establishing the execution price and/or commission rate.

Although it rarely does so, Mondrian may act as agent for both buying and selling parties with respect to transactions in investments. If Mondrian proposes to act in such capacity, the Portfolio Manager will first obtain approval from the Chief Compliance Officer. The CCO has an obligation to ensure that both parties are treated fairly in any such trade.

Employee compensation
There is a potential risk that Mondrian’s compensation structure may incentivize employees to place their interests ahead of client interests, or, place one client’s interests ahead of another. Mondrian’s compensation structure does not provide incentives for any member staff to favor any client (or group of clients). Incentives (Bonus and Equity Programs) focus on the key areas of research quality, long-term and short-term performance, teamwork, client service and marketing. At Mondrian, the investment management of particular portfolios is not “star manager” based but uses a

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team system. This means that Mondrian’s investment professionals are primarily assessed on their contribution to the team’s effort and results, though with an important element of their assessment being focused on the quality of their individual research contribution.

Employee personal account dealing
There are a number of potential conflicts when staff of an investment firm engage in buying and selling securities for their personal account. Mondrian has arrangements in place to ensure that none of its directors, officers or employees (or persons connected to them by way of a business or domestic relationship) effects any transaction on their own account which conflicts with client interests. Mondrian’s rules which govern personal account dealing and general ethical standards are set out in the Mondrian Investment Partners Code of Ethics.

Gifts and entertainment (received)
In the normal course of business Mondrian employees may receive gifts and entertainment from third parties e.g. brokers and other service providers. This results in a potential conflict of interest when selecting third parties to provide services to Mondrian and its clients. Mondrian has a policy which requires that gifts and entertainment received are reported to the Chief Compliance Officer (any items in excess of £100 require pre-approval). All gifts and entertainment are reviewed to ensure that they are not inappropriate and that staff have not been unduly influenced by them.

Gifts and entertainment (given)
In the normal course of business, Mondrian employees may provide gifts and entertainment to third parties. Excessively lavish gifts and entertainment would be inappropriate. Mondrian has a policy which requires that any gifts and entertainment provided are reported to the Chief Compliance Officer (any items in excess of £200 require pre-approval). All gifts and entertainment are reviewed to ensure that they are not inappropriate and that staff have not attempted to obtain undue influence from them.

Investment in shares issued by Companies who are clients of Mondrian
Mondrian has client relationships with a number of entities which are associated with companies that issue securities in which Mondrian could invest client assets. This results in a potential conflict of interest. Mondrian makes stock selection decisions at a committee level. If a security is identified as offering a good investment opportunity it is added to Mondrian’s list of approved securities. All portfolios governed by the same or a similar mandate are structured similarly, that is, will hold the same or comparable securities. Mondrian would not consider client relationships when analyzing securities and would not add a holding to, or remove one from, the approved list because of a client relationship.

Management of investment capacity
Where there is limited capacity in Mondrian’s investment products, there is a potential for a conflict of interest in relation to how that capacity is allocated when there is strong demand. With regard to a closing policy, Mondrian recognizes the importance and the challenge of managing the growth of assets under management without compromising the interests of existing clients. To this end, the company has a track record of closing products early. In recent years Mondrian has soft closed its core EAFE and all-cap Emerging Markets equity products. These closures have been carried out early to give existing clients some further, albeit limited, scope for contribution to funds invested. Also, capacity in these styles has been reserved for Mondrian’s co-mingled vehicles.

Performance fees
Where an investment firm has clients with a performance fee arrangement there is a risk that those clients could be favored over clients without performance fees. Mondrian charges fees as a proportion of assets under management. In a very limited number of situations, in addition to this fee basis, certain accounts also include a performance fee basis. The potential conflict of interest arising from these fee arrangements is addressed by Mondrian’s procedures for the allocation of aggregated trades among clients. Investment opportunities are allocated totally independently of fee arrangements.

Portfolio holdings disclosure
Detailed portfolio holdings information can potentially be used by one or more clients/shareholders to obtain advantage over others who do not have access to that information. There is a potential risk that Mondrian could make nonpublic portfolio holdings information available to one or more select clients before it is made available to all relevant clients. Conflicts of interest arising from access to nonpublic information are addressed in the Mondrian Investment Partners Limited Code of Ethics under “Policy Statement on Insider Trading and Securities Fraud”. Additionally, Mondrian has procedures in place to ensure that client portfolio holdings information (including co-mingled funds) is kept confidential and is not inappropriately released to one or more clients/shareholders ahead of others.

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Portfolio pumping
Portfolio pumping is the act of bidding up the value of a client’s holdings immediately before the end of a calendar quarter, or other period when portfolio performance is measured. This is done by using a client’s funds to place an excessive volume of trades in securities held by another client. This may drive up the value of the holdings on a temporary basis. Mondrian does not permit trading for the purpose of temporarily improving the performance of a portfolio. Mondrian’s investment procedures require all changes to portfolio holdings to be approved by the relevant Investment Committee. Although portfolio performance is measured and reported to clients on a monthly basis, Mondrian’s clients assess portfolio returns and relative performance on a longer term basis, in accordance with Mondrian’s long-term investment approach.

Pricing and valuation
There is a potential conflict of interest inherent in every valuation where an investment management firm is compensated on asset size and/or portfolio performance. Mondrian has policies and procedures in place to ensure that an appropriate independent pricing source is used for all security types. Adherence to these policies and procedures is monitored using exception reporting, as well as regular review, testing and evaluation of the adequacy of the procedures.

Proxy voting
Mondrian has a potential conflict of interest with its underlying clients when it has discretion to exercise voting authority in respect to client securities. Mondrian has implemented Proxy Voting policies and procedures that are designed to ensure that it votes client securities in the best interest of clients. In order to facilitate the actual process of voting proxies, Mondrian has contracted with an independent company, Institutional Shareholder Services (“ISS”) to analyze proxy statements on behalf of its clients and vote proxies in accordance with its procedures.

Relationships with consultants
Investment consultants typically provide advisory services to Mondrian’s clients and Mondrian occasionally purchases services from these consultants. The conflict of interest in these relationships rests mainly with the investment consulting firm itself. However, Mondrian will take care to ensure that any services it purchases from such firms are appropriate and would not reasonably be considered to be an inducement to that firm.

Side-by-side management of hedge funds (Mondrian Alpha Funds)
Where an investment manager has responsibility for managing long only portfolios alongside portfolios that can take short positions there is potential for a conflict of interest to arise between the two types of portfolio. Mondrian acts as investment manager for a Fixed Income Alpha and an Equity Alpha fund. The Alpha Funds are permitted to take short positions and are also permitted to invest in some or all of the same securities that Mondrian manages for other clients. Mondrian is satisfied that the investment styles of these different products significantly reduce the likelihood of a conflict of interest arising. However, Mondrian has a number of policies and procedures in place that are designed to ensure that any potential conflicts are correctly managed and monitored so that all clients are treated fairly.

Soft dollar arrangements
Where an investment manager has soft dollar arrangements in place with a broker/dealer there is a potential conflict of interest as trading volumes through that broker/dealer are usually important in ensuring that soft dollar targets are met. As is typical in the investment management industry, Mondrian client funds are used to pay brokerage commissions for the execution of transactions in the client’s portfolio. As part of that execution service, brokers generally provide proprietary research to their clients as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing of analyses and reports concerning issuers, securities or industries; and providing information on economic factors and trends. Proprietary research may be used by Mondrian in connection with its investment decision-making process with respect to one or more accounts managed by it, and it may or may not be used, or used exclusively, with respect to the account generating the brokerage. With the exception of the receipt of proprietary research, Mondrian has no other soft dollar or commission sharing arrangements in place with brokers.

Step-Out Trades
A step-out trade occurs when a brokerage firm executes an order, but gives other firms credit and some of the commission for the trade. Mondrian has no incentive to use step-out trades.

Transactions with affiliated brokers
Mondrian does not currently have any affiliated brokers.

Window dressing
Window dressing is a strategy which can be used by portfolio managers near the end of a reporting period to improve the appearance of portfolio performance before presenting it to clients. To window dress, a portfolio manager may sell

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securities with large losses and purchase stocks that have done well, near the end of the reporting period. The list of holdings sent to clients will thus include the high performing securities, and exclude the poor performing securities. Window dressing can also be used to invest in securities that do not meet the style of an account, without clients being aware. Mondrian does not permit window dressing or other trading for the purpose of improving the appearance of a client’s performance. Mondrian’s investment procedures require all changes to portfolio holdings to be approved by the relevant Investment Committee. Although portfolio holdings are reported to clients on a monthly basis, Mondrian’s clients assess portfolio returns and relative performance on a longer term basis, in accordance with Mondrian’s long-term investment approach.

(6)	Donald Smith: Donald Smith & Co., Inc. is very sensitive to conflicts of interest that could possibly arise in its capacity of serving as an investment adviser. It remains committed to resolving any and all conflicts in the best interest of its clients.

Donald Smith & Co., Inc. is an independent investment advisor with no parent or subsidiary organizations. Additionally, it has no brokerage or investment banking activities.

Clients include mutual funds, public and corporate pension plans, endowments and foundations, and other separate accounts. Donald Smith & Co., Inc. has put in place systems, policies and procedures, which have been designed to maintain fairness in portfolio management across all clients. Potential conflicts between funds or with other types of accounts are managed via allocation policies and procedures, internal review processes, and direct oversight by Donald G. Smith, President.

(7)	Tradewinds: Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one account. More specifically, portfolio managers who manage multiple accounts are presented with the following potential conflicts, which is not intended to be an exhaustive list:

• The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. Tradewinds seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most accounts managed by a portfolio manager in a particular investment strategy are managed using the same investment models.

• If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one account, an account may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, Tradewinds has adopted procedures for fairly allocating limited opportunities across multiple accounts.

• With respect to many of its clients’ accounts, Tradewinds determines which broker to use to execute transaction orders, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts, Tradewinds may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Tradewinds may place separate, non-simultaneous, transactions for a Fund and other accounts which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Fund or the other accounts.

• Some clients are subject to different regulations. As a consequence of this difference in regulatory requirements, some clients may not be permitted to engage in all the investment techniques or transactions or to engage in these transactions to the same extent as the other accounts managed by the portfolio manager. Finally, the appearance of a conflict of interest may arise where Tradewinds has an incentive, such as a performance-based management fee, which relates to the management of some accounts, with respect to which a portfolio manager has day-to-day management responsibilities.

Tradewinds has adopted certain compliance procedures which are designed to address these types of conflicts common among investment managers. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

(8)	BHMS: Actual or potential conflicts of interest may arise when a portfolio manager has management responsibilities to more than one account (including the Fund). BHMS manages potential conflicts between funds or with other types of accounts through allocation policies and procedures, internal review processes and oversight by directors and independent third parties to ensure that no client, regardless of type or fee structure, is intentionally favored at the expense of another. Allocation policies are designed to address potential conflicts in situations where two or more funds or accounts participate in investment decisions involving the same securities.

(9)	MetWest Capital: MetWest Capital portfolio managers face inherent conflicts of interest in their day-to-day management of funds and other accounts because the funds may have different investment objectives, strategies and risk profiles than the other accounts managed by the portfolio managers. For instance, to the extent that the portfolio managers manage accounts with different investment strategies than the funds, they may from time to time be inclined to purchase securities, including initial public offerings, for one account but not for a fund. Additionally, some of the

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accounts managed by the portfolio managers may have different fee structures, including performance fees, which are or have the potential to be higher or lower, in some cases significantly higher or lower, than the fees paid by the funds. The differences in fee structures may provide an incentive to the portfolio managers to allocate more favorable trades to the higher-paying accounts.

To minimize the effects of these inherent conflicts of interest, MetWest Capital has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, that it believes address the potential conflicts associated with managing portfolios for multiple clients and ensure that all clients are treated fairly and equitably. Additionally, MetWest Capital minimizes inherent conflicts of interest by assigning the portfolio managers to accounts having similar objectives. Accordingly, security block purchases are allocated to all accounts with similar objectives in proportionate weightings. Furthermore, MetWest Capital has adopted a Code of Ethics under Rule 17j-1 of the Investment Company Act and Rule 204A-1 under the Investment Advisers Act of 1940 to address potential conflicts associated with managing the funds and any personal accounts the portfolio managers may maintain.

The portfolio managers often provide investment management for separate accounts advised in the same or similar investment style as that provided to mutual funds. While management of multiple accounts could potentially lead to conflicts of interest over various issues such as trade allocation, fee disparities and research acquisition, MetWest Capital has implemented policies and procedures for the express purpose of ensuring that clients are treated fairly and that potential conflicts of interest are minimized.

(10)	Threadneedle: Threadneedle Investments portfolio managers may manage one or more mutual funds as well as other types of accounts, including proprietary accounts, separate accounts for institutions, and other pooled investment vehicles. Portfolio managers make investment decisions for an account or portfolio based on its investment objectives and policies, and other relevant investment considerations. A portfolio manager may manage a separate account or other pooled investment vehicle whose fees may be materially greater than the management fees paid by the Fund and may include a performance-based fee. Management of multiple funds and accounts may create potential conflicts of interest relating to the allocation of investment opportunities, and the aggregation and allocation of trades. In addition, the portfolio manager’s responsibilities at Threadneedle Investments include working as a securities analyst. This dual role may give rise to conflicts with respect to making investment decisions for accounts that he/she manages versus communicating his/her analyses to other portfolio managers concerning securities that he/she follows as an analyst.

Threadneedle Investments has a fiduciary responsibility to all of the clients for which it manages accounts. Threadneedle Investments seeks to provide best execution of all securities transactions and to aggregate securities transactions and then allocate securities to client accounts in a fair and timely manner. Threadneedle Investments has developed policies and procedures, including brokerage and trade allocation policies and procedures, designed to mitigate and manage the potential conflicts of interest that may arise from the management of multiple types of accounts for multiple clients.

(11)	AllianceBernstein: As an investment adviser and fiduciary, AllianceBernstein owes its clients and shareholders an undivided duty of loyalty. We recognize that conflicts of interest are inherent in our business and accordingly have developed policies and procedures (including oversight monitoring) reasonably designed to detect, manage and mitigate the effects of actual or potential conflicts of interest in the area of employee personal trading, managing multiple accounts for multiple clients, including AllianceBernstein Mutual Funds, and allocating investment opportunities. Investment professionals, including portfolio managers and research analysts, are subject to the above-mentioned policies and oversight monitoring to ensure that all clients are treated equitably. We place the interests of our clients first and expect all of our employees to meet their fiduciary duties.

Employee Personal Trading
AllianceBernstein has adopted a Code of Business Conduct and Ethics that is designed to detect and prevent conflicts of interest when investment professionals and other personnel of AllianceBernstein own, buy or sell securities which may be owned by, or bought or sold for, clients. Personal securities transactions by an employee may raise a potential conflict of interest when an employee owns or trades in a security that is owned or considered for purchase or sale by a client, or recommended for purchase or sale by an employee to a client. Subject to the reporting requirements and other limitations of its Code of Business Conduct and Ethics, AllianceBernstein permits its employees to engage in personal securities transactions. AllianceBernstein’s Code of Ethics and Business Conduct requires disclosure of all personal accounts and maintenance of brokerage accounts with designated broker-dealers approved by AllianceBernstein. The Code also requires preclearance of all securities transactions and imposes a 90 day holding period for securities purchased by employees to discourage short-term trading.

Managing Multiple Accounts for Multiple Clients
AllianceBernstein has compliance policies and oversight monitoring in place to address conflicts of interest relating to the management of multiple accounts for multiple clients. Conflicts of interest may arise when an investment

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professional has responsibilities for the investments of more than one account because the investment professional may be unable to devote equal time and attention to each account. The investment professional or investment professional teams for each client may have responsibilities for managing all or a portion of the investments of multiple accounts with a common investment strategy, including other registered investment companies, unregistered investment vehicles, such as hedge funds, pension plans, separate accounts, collective trusts and charitable foundations. Among other things, AllianceBernstein’s policies and procedures provide for the prompt dissemination to investment professionals of initial or changed investment recommendations by analysts so that investment professionals are better able to develop investment strategies for all accounts they manage. In addition, investment decisions by investment professionals are reviewed for the purpose of maintaining uniformity among similar accounts and ensuring that accounts are treated equitably. No investment professional that manages client accounts carrying performance fees is compensated directly or specifically for the performance of those accounts. Investment professional compensation reflects a broad contribution in multiple dimensions to long-term investment success for our clients and is not tied specifically to the performance of any particular client’s account, nor is it directly tied to the level or change in the level of assets under management.

Allocating Investment Opportunities
AllianceBernstein has policies and procedures intended to address conflicts of interest relating to the allocation of investment opportunities. These policies and procedures are designed to ensure that information relevant to investment decisions is disseminated promptly within its portfolio management teams and investment opportunities are allocated equitably among different clients. The investment professionals at AllianceBernstein routinely are required to select and allocate investment opportunities among accounts. Portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar accounts, which minimizes the potential for conflicts of interest relating to the allocation of investment opportunities. Nevertheless, investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as size of the account, cash position, tax status, risk tolerance and investment restrictions or for other reasons.

AllianceBernstein’s procedures are also designed to prevent potential conflicts of interest that may arise when AllianceBernstein has a particular financial incentive, such as a performance-based management fee, relating to an account. An investment professional may perceive that he or she has an incentive to devote more time to developing and analyzing investment strategies and opportunities or allocating securities preferentially to accounts for which AllianceBernstein could share in investment gains.

To address these conflicts of interest, AllianceBernstein’s policies and procedures require, among other things, the prompt dissemination to investment professionals of any initial or changed investment recommendations by analysts; the aggregation of orders to facilitate best execution for all accounts; price averaging for all aggregated orders; objective allocation for limited investment opportunities (e.g., on a rotational basis) to ensure fair and equitable allocation among accounts; and limitations on short sales of securities. These procedures also require documentation and review of justifications for any decisions to make investments only for select accounts or in a manner disproportionate to the size of the account.

(12)	Marsico Capital: A portfolio manager may manage accounts for other clients. These accounts may include registered investment companies, other types of pooled accounts (e.g., collective investment funds), and separate accounts (i.e., accounts managed on behalf of individuals or public or private institutions). Portfolio managers of Marsico Capital make investment decisions for each account based on the investment objectives and policies and other relevant investment considerations applicable to that account. The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. Although Marsico Capital does not track the time a portfolio manager spends on a single portfolio, it does assess whether a portfolio manager has adequate time and resources to effectively manage all of the accounts for which he is responsible. Marsico Capital seeks to manage competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline or complementary investment disciplines. Accounts within a particular investment discipline may often be managed by using generally similar investment strategies, subject to factors including particular account restrictions and objectives, account opening dates, cash flows, and other considerations. Even where multiple accounts are managed by the same portfolio manager within the same investment discipline, however, Marsico Capital may take action with respect to one account that may differ from the timing or nature of action taken with respect to another account because of different client-specific objectives or restrictions or for other reasons such as different cash flows. Accordingly, the performance of each account managed by a portfolio manager will vary.

Potential conflicts of interest may also arise when allocating and/or aggregating trades. Marsico Capital often aggregates into a single trade order several individual contemporaneous client trade orders in a single security. Under Marsico Capital’s trade management policy and procedures, when trades are aggregated on behalf of more than one account, such transactions will be allocated to participating client accounts in a fair and equitable manner. With respect

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to initial public offerings and other syndicated or limited offerings, it is Marsico Capital’s policy to seek to ensure that over the long term, accounts with the same or similar investment objectives or strategies will receive an equitable opportunity to participate meaningfully in such offerings and will not be unfairly disadvantaged. To deal with these situations, Marsico Capital has adopted policies and procedures for allocating transactions across multiple accounts. Marsico Capital’s policies also seek to ensure that portfolio managers do not systematically allocate other types of trades in a manner that would be more beneficial to one account than another. Marsico Capital’s compliance department monitors transactions made on behalf of multiple clients to seek to ensure adherence to its policies.

Marsico Capital has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, that seek to minimize potential conflicts of interest that may arise because Marsico Capital advises multiple accounts. In addition, Marsico Capital monitors a variety of areas, including compliance with account investment guidelines and/or restrictions and compliance with the policies and procedures of Marsico Capital, including Marsico Capital’s Code of Ethics.

Structure of Compensation

(13)	Columbia Management: Portfolio managers received all of their compensation in the form of salary, bonus, stock options, restricted stock, and notional investments through an incentive plan, the value of which is measured by reference to the performance of the funds in which the account is invested. A portfolio manager’s bonus is variable and generally is based on (1) an evaluation of the portfolio manager’s investment performance and (2) the results of a peer and/or management review of the portfolio manager, which takes into account skills and attributes such as team participation, investment process, communication and professionalism. In evaluating investment performance, the investment manager generally considers the one, three and five year performance of mutual funds and other accounts managed by the portfolio manager relative to applicable benchmarks and peer groups, emphasizing the portfolio manager’s three and five year performance. The investment manager also may consider a portfolio manager’s performance in managing client assets in sectors and industries assigned to the portfolio manager as part of his/her investment team responsibilities, where applicable. For portfolio managers who also have group management responsibilities, another factor in their evaluation is an assessment of the group’s overall investment performance.

The size of the overall bonus pool each year depends on, among other factors, the levels of compensation generally in the investment management industry (based on market compensation data) and the investment manager’s profitability for the year, which is largely determined by assets under management.

Exceptions to this general compensation approach exist for certain teams and individuals.

(14)	Columbia Management: The compensation of specified portfolio managers consists of (i) a base salary, (ii) an annual cash bonus, and (iii) equity incentive awards in the form of stock options and/or restricted stock. The annual cash bonus is based on management’s assessment of the employee’s performance relative to individual and business unit goals and objectives which, for portfolio manager Moore, may be based, in part, on achieving certain investment performance goals and retaining and attracting assets under management, and for portfolio manager Bergene, on developing competitive products, managing existing products, and selecting and monitoring subadvisers for Columbia funds. In addition, subject to certain vesting requirements, the compensation of portfolio manager Moore includes an annual award based on the performance of Ameriprise Financial over rolling three-year periods.

(15)	Turner: Investment professionals are compensated for superior investment results, not the level of assets in a strategy. Base salary, as well as the potential range of earnings for an individual, is benchmarked to the industry and to the individual’s level of experience. Merit bonuses are capped at a multiple of base salary, and performance targets are set and measured over multiple time periods to discourage undue risk in execution. A portion of investment professional bonus compensation is linked to a subjective teamwork and peer assessment. Finally, all of our investment professionals and traders are principals of the firm and, as such, have a long-term vested interest in the success of all of our investment strategies. Robert E. Turner, CFA, chairman and chief investment officer, and David Kovacs, CFA, chief investment officer, quantitative strategies, are responsible for setting base salaries, bonus targets, and making all subjective judgments related to the compensation for Turner’s Quantitative Equity Team members.

(16)	Donald Smith: All employees at Donald Smith & Co., Inc. are compensated on incentive plans. The compensation for portfolio managers, analysts and traders at Donald Smith consists of a base salary, a partnership interest in the firm’s profits, and possibly an additional, discretionary bonus. This discretionary bonus can exceed 100% of the base salary if performance for clients exceeds established benchmarks. The current benchmark utilized is the Russell 2000 Value Index. Additional distribution of firm ownership is a strong motivation for continued employment at Donald Smith & Co., Inc. Administrative personnel are also given a bonus as a function of their contribution and the profitability of the firm.

(17)	BHMS: In addition to base salary, all portfolio managers and analysts at BHMS share in a bonus pool that is distributed semi-annually. Analysts and portfolio managers are rated on their value added to the team-oriented investment process. Overall compensation applies with respect to all accounts managed and compensation does not differ with respect to

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distinct accounts managed by a portfolio manager. Compensation is not tied to a published or private benchmark. It is important to understand that contributions to the overall investment process may include not recommending securities in an analyst’s sector if there are no compelling opportunities in the industries covered by that analyst.

The compensation of portfolio managers is not directly tied to fund performance or growth in assets for any fund or other account managed by a portfolio manager and portfolio managers are not compensated for bringing in new business. Of course, growth in assets from the appreciation of existing assets and/or growth in new assets will increase revenues and profit. The consistent, long-term growth in assets at any investment firm is to a great extent, dependent upon the success of the portfolio management team. The compensation of the portfolio management team at the Adviser will increase over time, if and when assets continue to grow through competitive performance.

(18)	MetWest Capital: Compensation for investment professionals consists of a base salary and bonus. A material portion of each professional’s annual compensation is in the form of a bonus tied to results relative to clients’ benchmarks and overall client satisfaction. While Wells Fargo holds a majority ownership interest in MetWest Capital, certain MetWest Capital professionals still hold ownership interests in the firm and accordingly receive additional payments based on the profitability of the firm. MetWest Capital professionals who hold ownership interests in the firm do not receive investment performance-related bonuses. MetWest Capital’s compensation system is not determined on an account-specific basis. Rather, bonuses are tied to overall firm profitability and composite performance relative to the benchmark. To reinforce long-term focus, performance is measured over long time periods (typically three to five years). Portfolio managers are encouraged to maintain a long-term focus and are not compensated for the number of their recommendations that are purchased in the portfolio. Rather, their bonuses are tied to overall strategy performance.

(19)	Columbia Management: Portfolio manager compensation is typically comprised of (i) a base salary, (ii) an annual cash bonus and may include (iii) an equity incentive award in the form of stock options and/or restricted stock. The annual cash bonus is paid from a team bonus pool that is based on the performance of the accounts managed by the portfolio management team, which might include mutual funds, wrap accounts, institutional portfolios and hedge funds. Funding for the bonus pool is based upon a percentage of profits generated by the institutional portfolios they manage. Lynn Hopton and Yvonne Stevens may also be paid from a bonus pool based upon the performance of the mutual fund(s) they manage. Funding for this bonus pool is determined by a percentage of the aggregate assets under management in the mutual fund(s) they manage, and by the short term (typically one-year) and long-term (typically three-year) performance of the mutual fund(s) in relation to the relevant peer group universe. Senior management of Columbia Management has the discretion to increase or decrease the size of the bonus pool related to mutual funds and to determine the exact amount of each portfolio manager’s bonus paid from this portion of the bonus pool based on his/her performance as an employee. Senior management of Columbia Management does not have discretion over the size of the bonus pool related to institutional portfolios. Columbia Management portfolio managers are provided with a benefits package, including life insurance, health insurance, and participation in a company 401(k) plan, comparable to that received by other Columbia Management employees. Certain investment personnel are also eligible to defer a portion of their compensation. An individual making this type of election can allocate the deferral to the returns associated with one or more products they manage or support or to certain other products managed by their investment team. Depending upon their job level, Columbia Management portfolio managers may also be eligible for other benefits or perquisites that are available to all Columbia Management employees at the same job level.

(20)	Columbia Management: Portfolio manager compensation is typically comprised of (i) a base salary, (ii) an annual cash bonus, and may include (iii) an equity incentive award in the form of stock options and/or restricted stock. The annual cash bonus, and in some instances the base salary, are paid from a team bonus pool that is based on the performance of the accounts managed by the portfolio management team, which might include mutual funds, wrap accounts, institutional portfolios and hedge funds. The bonus pool is determined by a percentage of the management fees on the accounts managed by the portfolio managers, including the fund. The percentage of management fees that fund the bonus pool is based on the short term (typically one-year) and long-term (typically three-year and five-year) performance of those accounts in relation to the relevant peer group universe. Funding for the bonus pool may also include a percentage of any performance fees earned on long/short mutual funds managed by the Team. With respect to hedge funds and separately managed accounts that follow a hedge fund mandate, funding for the bonus pool is a percentage of performance fees earned on the hedge funds or accounts managed by the portfolio managers. Columbia Management portfolio managers are provided with a benefits package, including life insurance, health insurance, and participation in a company 401(k) plan, comparable to that received by other Columbia Management employees. Depending upon their job level, Columbia Management portfolio managers may also be eligible for other benefits or perquisites that are available to all Columbia Management employees at the same job level.

(21)	Columbia Management: As of the funds’ most recent fiscal year end, the portfolio managers received all of their compensation in the form of salary, bonus, stock options, restricted stock, and notional investments through an incentive plan, the value of which is measured by reference to the performance of the funds in which the account is invested. A

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portfolio manager’s bonus is variable and generally is based on (1) an evaluation of the portfolio manager’s investment performance and (2) the results of a peer and/or management review of the portfolio manager, which takes into account skills and attributes such as team participation, investment process, communication and professionalism. In evaluating investment performance, the investment manager generally considers the one, three and five year performance of mutual funds and other accounts managed by the portfolio manager relative to the benchmarks and peer groups noted below, emphasizing the portfolio manager’s three and five year performance. The investment manager also may consider a portfolio manager’s performance in managing client assets in sectors and industries assigned to the portfolio manager as part of his/her investment team responsibilities, where applicable. For portfolio managers who also have group management responsibilities, another factor in their evaluation is an assessment of the group’s overall investment performance.

Performance Benchmarks:

Portfolio Manager	Fund(s)	Benchmark(s)	Peer Group
Anwiti Bahuguna, Colin Moore, Kent Peterson and Marie M. Schofield	Columbia Portfolio Builder Aggressive	S&P 500 Index	Lipper Large Cap Core Funds Classification
	Columbia Portfolio Builder Conservative		Lipper Mixed-Asset Target Allocation Conservative Funds Classification
	Columbia Portfolio Builder Moderate Conservative		Lipper Mixed-Asset Target Allocation Conservative Funds Classification
	Columbia Portfolio Builder Moderate		Lipper Mixed-Asset Target Allocation Moderate Funds Classification
	Columbia Retirement Plus Funds		N/A
	Columbia Strategic Allocation	S&P 500 Index and Barclays Capital Aggregate Bond Index	Lipper Flexible Portfolio Funds
Brian M. Condon	Columbia Large Core Quantitative	S&P 500 Index	Lipper Large Cap Core Funds Classification
	Columbia Large Growth Quantitative	Russell 1000 Growth Index	Lipper Large Cap Core Funds Classification
	Columbia Large Value Quantitative	Russell 1000 Value Index	Lipper Multi Cap Value Funds Classification
Wayne M. Collette, Lawrence W. Lin, George Myers and Brian D. Neigut	Columbia Frontier	Russell 2000 Growth TR	Lipper Small Cap Growth Funds Classification

The size of the overall bonus pool each year depends on, among other factors, the levels of compensation generally in the investment management industry (based on market compensation data) and the investment manager’s profitability for the year, which is largely determined by assets under management.

(22)	AllianceBernstein: AllianceBernstein’s compensation program for investment professionals is designed to be competitive and effective in order to attract and retain the highest caliber employees. The compensation program for investment professionals is designed to reflect their ability to generate long-term investment success for our clients. Investment professionals do not receive any direct compensation based upon the investment returns of any individual client account, nor is compensation tied directly to the level or change in the level of assets under management. Investment professionals’ annual compensation is comprised of the following:

(i)	Fixed base salary: This is generally the smallest portion of compensation. The base salary is a relatively low, fixed salary within a similar range for all investment professionals. The base salary does not change significantly from year-to-year, and hence, is not particularly sensitive to performance.

(ii)	Discretionary incentive compensation in the form of an annual cash bonus: AllianceBernstein’s overall profitability determines the total amount of incentive compensation available to investment professionals. This portion of compensation is determined subjectively based on qualitative and quantitative factors. In evaluating this component of an investment professional’s compensation, AllianceBernstein considers the contribution to his/her team or discipline as it relates to that team’s overall contribution to the long-term investment success, business results and strategy of AllianceBernstein. Quantitative factors considered include, among other things, relative investment performance (e.g., by comparison to competitor or peer group funds or similar styles of investments, and appropriate, broad-based or specific market indices), and consistency of performance. There are no specific formulas used to determine this part of an investment professional’s compensation and the compensation is not tied to any pre-determined or specified level of performance. AllianceBernstein also considers qualitative factors such as the complexity and risk of investment strategies involved in the style or type of assets managed by the investment professional; success of marketing/business development efforts and client servicing; seniority/length of service with the firm; management and supervisory responsibilities; and fulfillment of AllianceBernstein’s leadership criteria.

(iii)	Discretionary incentive compensation in the form of awards under AllianceBernstein’s Incentive Compensation Award Plan (“deferred awards”): AllianceBernstein’s overall profitability determines the total amount of deferred awards

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available to investment professionals. The deferred awards are allocated among investment professionals based on criteria similar to those used to determine the annual cash bonus. Deferred awards, which are in the form of AllianceBernstein’s publicly traded units, vest over a four-year period and are generally forfeited if the employee resigns or AllianceBernstein terminates his/her employment.

(iv)	Contributions under AllianceBernstein’s Profit Sharing/401(k) Plan: The contributions are based on AllianceBernstein’s overall profitability. The amount and allocation of the contributions are determined at the sole discretion of AllianceBernstein.

(23)	Mondrian: Mondrian has the following programs in place to retain key investment staff:

1. Competitive Salary — All investment professionals are remunerated with a competitive base salary.

2. Profit Sharing Bonus Pool — All Mondrian staff, including portfolio managers and senior officers, qualify for participation in an annual profit sharing pool determined by the company’s profitability (approximately 30% of profits).

3. Equity Ownership — Mondrian is ultimately controlled by a partnership of senior management and Hellman & Friedman LLC, an independent private equity firm. Mondrian is currently 73% owned by approximately 80 of its senior employees, including the majority of investment professionals, senior client service officers, and senior operations personnel through Atlantic Value Investment Partnership LP, and 27% owned by private equity funds sponsored by Hellman & Friedman LLC. The private equity funds sponsored by Hellman & Friedman LLC are passive, non-controlling minority investors in Mondrian and do not have day-to-day involvement in the management of Mondrian.

Incentives (Bonus and Equity Programs) focus on the key areas of research quality, long-term and short-term stock performance, teamwork, client service and marketing. As an individual’s ability to influence these factors depends on that individual’s position and seniority within the firm, so the allocation of participation in these programs will reflect this.

At Mondrian, the investment management of particular portfolios is not “star manager” based but uses a team system. This means that Mondrian’s investment professionals are primarily assessed on their contribution to the team’s effort and results, though with an important element of their assessment being focused on the quality of their individual research contribution.

Compensation Committee
In determining the amount of bonuses and equity awarded, Mondrian’s Board of Directors consults with the company’s Compensation Committee, who will make recommendations based on a number of factors including investment research, organization management, team work, client servicing and marketing.

Defined Contribution Pension Plan
All portfolio managers are members of the Mondrian defined contribution pension plan where Mondrian pays a regular monthly contribution and the member may pay additional voluntary contributions if they wish. The Plan is governed by Trustees who have responsibility for the trust fund and payments of benefits to members. In addition, the Plan provides death benefits for death in service and a spouse’s or dependant’s pension may also be payable.

Mondrian believes that this compensation structure, coupled with the opportunities that exist within a successful and growing business, are adequate to attract and retain high caliber employees.

(24)	Tradewinds: Tradewinds offers a highly competitive compensation structure with the purpose of attracting and retaining the most talented investment professionals. These professionals are rewarded through a combination of cash and long-term incentive compensation as determined by the firm’s executive committee. Total cash compensation (TCC) consists of both a base salary and an annual bonus that can be a multiple of the base salary. The firm annually benchmarks TCC to prevailing industry norms with the objective of achieving competitive levels for all contributing professionals.

Available bonus pool compensation is primarily a function of the firm’s overall annual profitability. Individual bonuses are based primarily on the following:

• Overall performance of client portfolios;

• Objective review of stock recommendations and the quality of primary research;

• Subjective review of the professional’s contributions to portfolio strategy, teamwork, collaboration and work ethic.

To further strengthen our incentive compensation package and to create an even stronger alignment to the long-term success of the firm, Tradewinds has made available to most investment professionals equity participation opportunities, the values of which are determined by the increase in profitability of Tradewinds over time.

Finally, some of our investment professionals have received additional remuneration as consideration for signing employment agreements. These agreements range from retention agreements to long-term employment contracts with significant non-solicitation and, in some cases, non-compete clauses.

(25)	Threadneedle: To align the interests of our investment staff with those of our clients the remuneration plan for senior individuals comprises basic salary, an annual profit share (linked to individual performance and the profitability of the

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company) and a Long Term Incentive Plan known as the Equity Incentive Plan (“EIP”) linked to measures of Threadneedle’s corporate success. Threadneedle believes this encourages longevity of service.

The split between each component varies between investment professionals and will be dependent on performance and the type of funds they manage.

The split of the profit share focuses on three key areas of success:

• Performance of own funds and research recommendations,

• Performance of all portfolios in the individual’s team,

• Broader contribution to the wider thinking of the investment team, e.g. idea generation, interaction with colleagues and commitment for example to assisting the sales effort.

Consideration of the individual’s general contribution is designed to encourage fund managers to think beyond personal portfolio performance and considers contributions made in:

• Inter-team discussions, including asset allocation, global sector themes and weekly investment meetings,

• Intra-team discussion, stock research and investment insights,

• Marketing support, including written material and presentations.

It is important to appreciate that in order to maximize an individual’s rating and hence their profit share, they need to score well in all areas. It is not sufficient to produce good personal fund performance without contributing effectively to the team and wider investment department. This structure is closely aligned with the Threadneedle’s investment principles of sharing ideas and effective communication.

(26)	Marsico Capital: The compensation package for portfolio managers of Marsico Capital is structured as a combination of base salary (reevaluated at least annually), and periodic cash bonuses. Base salaries may be adjusted upward or downward depending on Marsico Capital’s profitability. Bonuses are typically based on two other primary factors: (1) Marsico Capital’s overall profitability for the period, and (2) individual achievement and contribution. Exceptional individual efforts are typically rewarded through salary readjustments and through larger bonuses. No other special employee incentive arrangements are currently in place or being planned.

Portfolio manager compensation takes into account, among other factors, the overall performance of all accounts for which the portfolio manager provides investment advisory services. In receiving compensation such as bonuses, portfolio managers do not receive special consideration based on the performance of particular accounts, and do not receive compensation from accounts charging performance-based fees. In addition to salary and bonus, Marsico Capital’s portfolio managers may participate in other benefits such as health insurance and retirement plans on the same basis as other Marsico Capital employees. Marsico Capital’s portfolio managers also may be offered the opportunity to acquire equity interests in the firm’s parent company. Equity interests are subject to the financial risks of Marsico Capital’s business generally.

As a general matter, Marsico Capital does not tie portfolio manager compensation to specific levels of performance relative to fixed benchmarks (e.g., S&P 500 Index). Although performance is a relevant consideration, comparisons with fixed benchmarks may not always be useful. Relevant benchmarks vary depending on specific investment styles and client guidelines or restrictions, and comparisons to benchmark performance may at times reveal more about market sentiment than about a portfolio manager’s performance or abilities. To encourage a long-term horizon for managing client assets and concurrently minimizing potential conflicts of interest and portfolios risks, Marsico Capital evaluates a portfolio manager’s performance over periods longer than the immediate compensation period, and may consider a variety of measures in determining compensation, such as the performance of unaffiliated mutual funds or other portfolios having similar strategies as well as other measurements. Other factors that may be significant in determining portfolio manager compensation include, without limitation, the effectiveness of the manager’s leadership within Marsico Capital’s investment management team, contributions to Marsico Capital’s overall performance, discrete securities analysis, idea generation, the ability and willingness to support and train other analysts, and other considerations.

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ADMINISTRATIVE SERVICES

Each fund listed in the table below has an Administrative Services Agreement with Columbia Management. Under this agreement, the fund pays Columbia Management for providing administration and accounting services. The fee is calculated as follows:

Table 20. Administrative Services Agreement Fee Schedule

	Asset Levels and Breakpoints in Applicable Fees
		$500,000,001 –	$1,000,000,001 –	$3,000,000,001 –
Fund	$0 – 500,000,000	1,000,000,000	3,000,000,000	$12,000,000,000	$12,000,000,001 +

Columbia 120/20 Contrarian Equity	0.080%	0.075%	0.070%	0.060%	0.050%
Columbia Absolute Return Currency and Income
Columbia Absolute Return Emerging Markets Macro
Columbia Absolute Return Enhanced Multi-Strategy
Columbia Absolute Return Multi-Strategy
Columbia Asia Pacific ex-Japan
Columbia Emerging Markets Opportunity
Columbia European Equity
Columbia Frontier
Columbia Global Bond
Columbia Global Equity
Columbia Global Extended Alpha
Columbia Multi-Advisor International Value
Columbia Multi-Advisor Small Cap Value
Columbia Select Smaller-Cap Value

Columbia AMT-Free Tax-Exempt Bond	0.070%	0.065%	0.060%	0.050%	0.040%
Columbia Diversified Bond
Columbia Emerging Markets Bond(a)
Columbia Floating Rate
Columbia High Yield Bond
Columbia Income Opportunities
Columbia Inflation Protected Securities
Columbia Limited Duration Credit
Columbia U.S. Government Mortgage

Columbia Diversified Equity Income	0.060%	0.055%	0.050%	0.040%	0.030%
Columbia Dividend Opportunity
Columbia Equity Value
Columbia Government Money Market
Columbia Large Core Quantitative
Columbia Large Growth Quantitative
Columbia Large Value Quantitative
Columbia Marsico Flexible Capital
Columbia Mid Cap Growth Opportunity
Columbia Mid Cap Value Opportunity
Columbia Money Market
Columbia Recovery and Infrastructure
Columbia Select Large-Cap Value
Columbia Seligman Communications and Information
Columbia Seligman Global Technology(b)
Columbia Strategic Allocation(a)

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	Asset Levels and Breakpoints in Applicable Fees
		$500,000,001 –	$1,000,000,001 –	$3,000,000,001 –
Fund	$0 – 500,000,000	1,000,000,000	3,000,000,000	$12,000,000,000	$12,000,000,001 +

Columbia Income Builder Fund	0.020%	0.020%	0.020%	0.020%	0.020%
Columbia Portfolio Builder Aggressive
Columbia Portfolio Builder Conservative
Columbia Portfolio Builder Moderate
Columbia Portfolio Builder Moderate Aggressive
Columbia Portfolio Builder Moderate Conservative
Columbia Retirement Plus 2010
Columbia Retirement Plus 2015
Columbia Retirement Plus 2020
Columbia Retirement Plus 2025
Columbia Retirement Plus 2030
Columbia Retirement Plus 2035
Columbia Retirement Plus 2040
Columbia Retirement Plus 2045

		$250,000,001 –	$1,000,000,001 –	$3,000,000,001 –
	$0 – 250,000,000	$1,000,000,000	3,000,000,000	$12,000,000,000	$12,000,000,001 +

Columbia Minnesota Tax-Exempt(c)	0.070%	0.065%	0.060%	0.050%	0.040%

(a)	Prior to July 1, 2011, the investment manager received an annual fee ranging from 0.080% to 0.050% as asset levels increased.

(b)	Prior to March 1, 2011, the investment manager received an annual fee ranging from 0.080% to 0.050% as asset levels increased.

(c)	Prior to March 1, 2011, the investment manager received an annual fee ranging from 0.070% on the first $500,000,000, reducing to 0.040% as asset levels increased.

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Prior to Jan. 1, 2011, the funds’ Administrative Services Agreement was with Ameriprise Financial. The fee is calculated for each calendar day on the basis of net assets as of the close of the preceding day. Fees paid in each of the last three fiscal periods are shown in the table below. The table also shows the rate of the fund’s average daily net assets of the most recent fiscal period. The table is organized by fiscal year end. You can find your fund’s fiscal year end in Table 1.

Table 21. Administrative Fees

	Administrative services fees paid in:					Average
						daily net
Fund	2011		2010	2009		assets
For funds with fiscal period ending January 31

Columbia Income Builder Fund	$46,129		$45,313	$56,956		0.020%

Columbia Portfolio Builder Aggressive	108,050		89,504	96,644		0.020

Columbia Portfolio Builder Conservative	53,134		45,451	36,929		0.020

Columbia Portfolio Builder Moderate	256,754		201,685	193,553		0.020

Columbia Portfolio Builder Moderate Aggressive	222,425		186,977	205,250		0.020

Columbia Portfolio Builder Moderate Conservative	91,647		75,988	72,830		0.020

For funds with fiscal period ending March 31

Columbia Equity Value	430,923		391,620	448,794		0.060

For funds with fiscal period ending April 30

Columbia 120/20 Contrarian Equity	26,349		31,739	31,071		0.080

Columbia Recovery and Infrastructure	393,602		199,325	4,214	(a)	0.060

Columbia Retirement Plus 2010	1,774		1,647	2,441		0.020

Columbia Retirement Plus 2015	4,414		4,050	4,449		0.020

Columbia Retirement Plus 2020	4,703		4,355	4,871		0.020

Columbia Retirement Plus 2025	5,727		4,903	5,145		0.020

Columbia Retirement Plus 2030	5,390		4,981	5,001		0.020

Columbia Retirement Plus 2035	4,112		3,476	3,258		0.020

Columbia Retirement Plus 2040	3,017		2,435	2,051		0.020

Columbia Retirement Plus 2045	3,049		2,262	1,726		0.020

For funds with fiscal period ending May 31

Columbia Absolute Return Emerging Markets Macro	2,220	(b)	N/A	N/A		0.080

Columbia Absolute Return Enhanced Multi-Strategy	4,247	(c)	N/A	N/A		0.080

Columbia Absolute Return Multi-Strategy	6,945	(c)	N/A	N/A		0.080

Columbia High Yield Bond	1,148,320		1,077,547	722,190		0.060

Columbia Multi-Advisor Small Cap Value	332,878		300,718	277,260		0.080

Columbia U.S. Government Mortgage	227,058		181,856	252,478		0.070

For funds with fiscal period ending June 30

Columbia Dividend Opportunity	911,737		681,093	642,082		0.060

For funds with fiscal period ending July 31

Columbia Floating Rate	353,645		282,996	253,669		0.070

Columbia Income Opportunities	849,422		499,304	219,083		0.070

Columbia Inflation Protected Securities	375,558		451,332	515,776		0.070

Columbia Large Core Quantitative	1,858,033		1,911,088	1,094,618		0.050

Columbia Limited Duration Credit	476,431		317,896	123,147		0.070

Columbia Money Market	1,289,536		1,551,462	2,132,989		0.050

Statement of Additional Information – Oct. 28, 2011	Page 121

	Administrative services fees paid in:					Average
						daily net
Fund	2011	2010		2009		assets
For funds with fiscal period ending August 31

Columbia Diversified Bond	$2,918,620	$2,608,739		$2,122,615		0.060%

Columbia Marsico Flexible Capital(d)	50,808	N/A		N/A		0.060

Columbia Minnesota Tax-Exempt	248,745	235,979		212,293		0.070

	2010	2009		2008
For funds with fiscal period ending September 30

Columbia Diversified Equity Income	2,189,480	1,985,768		3,272,256		0.050

Columbia Large Growth Quantitative	428,326	203,583		101,276		0.060

Columbia Large Value Quantitative	160,909	69,490		662	(e)	0.060

Columbia Mid Cap Value Opportunity	1,176,703	946,227		1,335,281		0.050

Columbia Strategic Allocation	890,778	962,590		1,505,894		0.080

For funds with fiscal period ending October 31

Columbia Absolute Return Currency and Income	162,872	417,444		373,454		0.080

Columbia Asia Pacific ex-Japan	172,133	7,807	(f)	N/A		0.080

Columbia Emerging Markets Bond	197,667	146,703		131,334		0.080

Columbia Emerging Markets Opportunity	491,606	280,656		498,019		0.080

Columbia European Equity	56,787	50,304		96,107		0.080

Columbia Frontier*	76,326	10,073		N/A		0.080

Columbia Global Bond	400,481	401,109		572,976		0.080

Columbia Global Equity	366,549	340,869		549,601		0.080

Columbia Global Extended Alpha	6,913	4,908		1,256	(g)	0.080

Columbia Multi-Advisor International Value	568,821	651,133		1,395,090		0.080

Columbia Seligman Global Technology*	405,545	102,757		N/A		0.080

For funds with fiscal period ending November 30

Columbia AMT-Free Tax-Exempt Bond	455,742	453,062		463,150		0.070

Columbia Mid Cap Growth Opportunity	549,847	339,961		471,791		0.060

For funds with fiscal period ending December 31

Columbia Government Money Market*	84,123	41,094		N/A		0.060

Columbia Select Large-Cap Value*	213,950	76,758		N/A		0.060

Columbia Select Smaller-Cap Value*	332,614	96,841		N/A		0.080

Columbia Seligman Communications and Information*	1,848,982	868,517		N/A		0.050

*	Prior to June 15, 2009 for Columbia Seligman Global Technology and Columbia Government Money Market and prior to June 29, 2009 for Columbia Frontier, Columbia Seligman Communications and Information, Columbia Select Large-Cap Value and Columbia Select Smaller-Cap Value the fund did not pay a separate administrative services fee. Fees for administration services were included in the fund’s management fees as charged by the fund’s pervious investment manager.

(a)	For the period from Feb. 19, 2009 (when shares became publicly available) to April 30, 2009.

(b)	For the period from April 7, 2011 (commencement of operations) to May 31, 2011.

(c)	For the period from March 31, 2011 (commencement of operations) to May 31, 2011.

(d)	For the period from Sept. 28, 2010 (when shares became publicly available) to Aug. 31, 2011.

(e)	For the period from Aug. 1, 2008 (when shares became publicly available) to Sept. 30, 2008.

(f)	For the period from July 15, 2009 (when the Fund became available) to Oct. 31, 2009.

(g)	For the period from Aug. 1, 2008 (when shares became publicly available) to Oct. 31, 2008.

TRANSFER AGENCY SERVICES

The funds have a Transfer and Dividend Disbursing Agent Agreement with Columbia Management Investment Services Corp. (the “transfer agent”) located at 225 Franklin Street, Boston, MA 02110. This agreement governs the transfer agent’s responsibility for administering and/or performing transfer agent functions, for acting as service agent in connection with dividend and distribution functions and for performing shareholder account administration agent functions in connection with the issuance, exchange and redemption or repurchase of the fund’s shares.

Statement of Additional Information – Oct. 28, 2011	Page 122

For Class A, Class B, Class C, Class R, Class R3, Class R4, Class R5, Class W, Class Y and Class Z, the transfer agent will earn an open account fee determined by multiplying the number of open accounts by the annual rate of $12.08. The annual per account fee is accrued daily and payable monthly. The fund will allocate the fee daily across their share classes based on the relative percentage of net assets of each class of shares.

In addition, for Class A, Class B, Class C, Class R, Class W and Class Z, the fund reimburses the transfer agent for the fees and expenses the transfer agent pays to financial intermediaries that maintain omnibus accounts with the fund subject to an annual limitation of 0.20% of the average aggregate value of the fund’s shares maintained in each such omnibus account (other than omnibus accounts for which American Enterprise Investment Services, Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which are reimbursed in an amount equal to $16.00 annually, calculated monthly based on the total number of positions in such account at the end of such month). For Class R3, Class R4 and Class R5, the fees paid to the transfer agent for expenses paid to financial intermediaries to maintain omnibus accounts are subject to an annual limitation of 0.05% of the net assets attributable to such shares. Class I does not pay transfer agency fees.

The fund also pays certain reimbursable out-of-pocket expenses to the transfer agent. The transfer agent also may retain as additional compensation for its services revenues for fees for wire, telephone and redemption orders, IRA trustee agent fees and account transcripts due the transfer agent from fund shareholders and credits (net of bank charges) earned with respect to balances in accounts the transfer agent maintains in connection with its services to the funds. The fees paid to the transfer agent may be changed by the Board without shareholder approval.

PLAN ADMINISTRATION SERVICES

The funds that offer Class R3 and Class R4 shares have a Plan Administration Services Agreement with the transfer agent. Under the agreement the fund pays for plan administration services, including services such as implementation and conversion services, account set-up and maintenance, reconciliation and account recordkeeping, education services and administration to various plan types, including 529 plans, retirement plans and Health Savings Accounts (HSAs).

The fee for services is equal on an annual basis to 0.25% of the average daily net assets of the fund attributable to each of Class R3 and R4.

The fees paid to the transfer agent may be changed by the Board without shareholder approval.

DISTRIBUTION SERVICES

Columbia Management Investment Distributors, Inc. (the “distributor”), an indirect wholly-owned subsidiary of Columbia Management, 225 Franklin Street, Boston, MA 02110, serves as the funds’ principal underwriter and distributor. Prior to June 1, 2009, for RiverSource and Threadneedle funds, RiverSource Distributors, Inc. also served as principal underwriter and distributor to the funds. Prior to Oct. 1, 2007, for RiverSource and Threadneedle funds, Ameriprise Financial Services, Inc. also served as principal underwriter and distributor to the funds. Prior to Nov. 7, 2008, for Seligman funds, Seligman Advisors, Inc. also served as principal underwriter and distributor to the funds. The fund’s shares are offered on a continuous basis. Under a Distribution Agreement, sales charges deducted for distributing fund shares are paid to the distributor daily. The following table shows the sales charges paid to the distributor and the amount retained by the distributor after paying commissions and other expenses for each of the last three fiscal periods. The table is organized by fiscal year end. You can find your fund’s fiscal year end in Table 1.

Table 22. Sales Charges Paid to Distributor

				Amount retained after paying
	Sales charges paid to Distributor			commissions and other expenses
Fund	2011	2010	2009	2011	2010	2009
For funds with fiscal period ending January 31

Columbia Income Builder Fund	$322,807	$245,462	$466,216	$(27,665)	$(86,426)	$(21,562)

Columbia Portfolio Builder Aggressive	1,574,105	1,656,276	2,081,242	394,806	417,384	552,795

Columbia Portfolio Builder Conservative	504,954	524,245	528,590	(10,703)	8,450	16,829

Columbia Portfolio Builder Moderate	3,173,653	2,911,626	3,277,766	452,841	507,020	661,689

Columbia Portfolio Builder Moderate Aggressive	3,162,530	3,171,640	4,181,445	697,760	795,856	1,125,393

Columbia Portfolio Builder Moderate Conservative	837,605	885,194	982,012	30,760	111,387	153,386

Statement of Additional Information – Oct. 28, 2011	Page 123

						Amount retained after paying
	Sales charges paid to Distributor					commissions and other expenses
Fund	2011		2010	2009		2011		2010	2009
For funds with fiscal period ending March 31

Columbia Equity Value	$227,960		$245,798	$374,068		$45,473		$28,520	$65,246

For funds with fiscal period ending April 30

Columbia 120/20 Contrarian Equity	18,664		44,207	57,137		(10,510)		2,401	5,429

Columbia Recovery and Infrastructure	359,158		1,817,351	221,190	(a)	(630,992)		337,598	(7,085	)(a)

Columbia Retirement Plus 2010	13,519		6,098	7,536		10,836		2,480	1,465

Columbia Retirement Plus 2015	8,022		12,014	17,354		3,892		5,364	5,173

Columbia Retirement Plus 2020	18,272		20,614	26,015		7,467		8,068	12,539

Columbia Retirement Plus 2025	12,025		15,117	21,208		5,008		6,222	7,872

Columbia Retirement Plus 2030	13,291		14,540	19,999		5,330		5,797	9,336

Columbia Retirement Plus 2035	12,622		11,125	14,670		5,645		5,669	6,101

Columbia Retirement Plus 2040	12,804		18,304	17,700		6,233		8,927	8,815

Columbia Retirement Plus 2045	13,072		15,018	16,697		4,837		6,063	6,510

For funds with fiscal period ending May 31

Columbia Absolute Return Emerging Markets Macro	0	(b)	N/A	N/A		0	(b)	N/A	N/A

Columbia Absolute Return Enhanced Multi-Strategy	47,292	(c)	N/A	N/A		12,337	(c)	N/A	N/A

Columbia Absolute Return Multi-Strategy	16,127	(c)	N/A	N/A		(743	)(c)	N/A	N/A

Columbia High Yield Bond	941,458		1,321,507	974,983		133,482		297,716	108,896

Columbia Multi-Advisor Small Cap Value	282,634		305,205	287,969		66,160		56,453	38,780

Columbia U.S. Government Mortgage	115,517		109,683	101,207		16,143		(17,796)	(70,344)

For funds with fiscal period ending June 30

Columbia Dividend Opportunity	1,576,417		1,058,723	798,182		444,443		175,949	39,934

For funds with fiscal period ending July 31

Columbia Floating Rate	594,876		240,774	189,836		46,944		(11,075)	11,806

Columbia Income Opportunities	863,014		1,196,954	951,690		61,113		271,045	251,745

Columbia Inflation Protected Securities	146,207		236,120	332,292		(11,904)		15,969	101,013

Columbia Large Core Quantitative	529,681		1,610,548	261,402		(468,394)		377,765	67,822

Columbia Limited Duration Credit	594,441		1,033,053	145,544		(110,348)		119,494	17,573

Columbia Money Market	67,101		106,803	367,743		67,101		106,058	367,712

For funds with fiscal period ending August 31

Columbia Diversified Bond	933,524		1,584,251	1,922,949		56,931		77,260	(92,219)

Columbia Marsico Flexible Capital	173,179	(d)	N/A	N/A		59,141	(d)	N/A	N/A

Columbia Minnesota Tax-Exempt	376,847		551,051	406,782		(64,338)		2,712	84,001

	2010		2009	2008		2010		2009	2008
For funds with fiscal period ending September 30

Columbia Diversified Equity Income	2,471,025		3,383,179	6,331,545		469,210		496,151	1,204,186

Columbia Large Growth Quantitative	66,276		69,425	87,685		20,395		15,099	30,621

Columbia Large Value Quantitative	8,953		2,270	0	(e)	2,821		566	0	(e)

Columbia Mid Cap Value Opportunity	740,978		954,172	2,444,490		27,902		207,568	898,395

Columbia Strategic Allocation	1,306,148		2,055,294	5,371,458		98,496		347,495	1,321,113

Statement of Additional Information – Oct. 28, 2011	Page 124

						Amount retained after paying
	Sales charges paid to Distributor					commissions and other expenses
	$2010		$2009	$2008		$2010		$2009	$2008
For funds with fiscal period ending October 31

Columbia Absolute Return Currency and Income	16,140		118,256	288,047		(14,128)		40,664	52,383

Columbia Asia Pacific ex-Japan	0	(f)	N/A	N/A		0	(f)	N/A	N/A

Columbia Emerging Markets Bond	203,192		70,770	41,906		90,529		28,245	10,486

Columbia Emerging Markets Opportunity	724,041		558,505	780,872		173,575		140,308	(4,109,358)

Columbia European Equity	76,299		68,398	124,828		23,361		19,191	35,391

Columbia Frontier	39,206		1,357	10,431		7,033		735	1,351

Columbia Global Bond	222,999		218,412	391,577		26,401		32,697	118,930

Columbia Global Equity	283,968		361,007	800,774		38,823		60,748	114,011

Columbia Global Extended Alpha	8,879		8,674	1,795	(g)	2,679		3,445	307	(g)

Columbia Multi-Advisor International Value	400,262		580,503	1,584,444		47,685		68,413	235,164

Columbia Seligman Global Technology	584,870		221,563	265,528		334,231		184,936	233,685

For funds with fiscal period ending November 30

Columbia AMT-Free Tax-Exempt Bond	572,842		477,836	319,831		126,310		100,280	64,831

Columbia Mid Cap Growth Opportunity	514,901		453,947	360,393		127,719		131,709	59,123

For funds with fiscal period ending December 31

Columbia Government Money Market	14,410		22,845	N/A		14,356		22,830	N/A

Columbia Select Large-Cap Value	120,615		83,550	112,370		88,311		72,301	14,405

Columbia Select Smaller-Cap Value	183,546		73,571	31,742		33,457		39,883	4,542

Columbia Seligman Communications and Information	3,163,223		3,487,463	1,478,105		2,702,884		3,197,170	187,649

(a)	For the period from Feb. 19, 2009 (when shares became publicly available) to April 30, 2009.

(b)	For the period from April 7, 2011 (commencement of operations) to May 31, 2011.

(c)	For the period from March 31, 2011 (commencement of operations) to May 31, 2011.

(d)	For the period from Sept. 28, 2010 (when shares became publicly available) to Aug. 31, 2011.

(e)	For the period from Aug. 1, 2008 (when shares became publicly available) to Sept. 30, 2008.

(f)	For the period from July 15, 2009 (when the Fund became available) to Oct. 31, 2009.

(g)	For the period from Aug. 1, 2008 (when shares became publicly available) to Oct. 31, 2008.

Part of the sales charge may be paid to selling dealers who have agreements with the distributor. The distributor will retain the balance of the sales charge. At times the entire sales charge may be paid to selling dealers.

PLAN AND AGREEMENT OF DISTRIBUTION

To help defray the cost of distribution and/or servicing not covered by the sales charges received under the Distribution Agreement, the Legacy RiverSource funds approved a Plan of Distribution (the “Plan”) and entered into an agreement under the Plan pursuant to Rule 12b-1 under the 1940 Act. The Plan is a reimbursement plan whereby the fund pays the distributor a fee up to actual expenses incurred.

Statement of Additional Information – Oct. 28, 2011	Page 125

The table below shows the maximum annual distribution and/or service fees (as an annual percent of average daily net assets) and the combined amount of such fees (as an annual percent of average daily net assets) applicable to each share class of a Legacy RiverSource fund:

Share Class	Distribution Fee	Service Fee	Combined Total
Class A	up to 0.25%	up to 0.25%	0.25%(a)

Class B	0.75%	0.25%	1.00%(b)

Class C	0.75%	0.25%	1.00%(a)

Class I	None	None	None

Class R	up to 0.50%	up to 0.25%	0.50%(a),(c)

Class R3	0.25%	0.25%(d)	0.50%(d)

Class R4	None	0.25%(d)	0.25%(d)

Class R5	None	None	None

Class W	up to 0.25%	up to 0.25%	0.25%(a)

Class Z	None	None	None

(a)	Fee amounts noted apply to all funds other than Columbia Money Market Fund, which, for each of Class A and Class W shares, pays distribution and service fees of 0.10%, and for Class C shares pays distribution fees of 0.75%. The distributor has voluntarily agreed, effective April 15, 2010, to waive the 12b-1 fees it receives from Class A, Class C, Class R (formerly Class R2) and Class W shares of Columbia Money Market Fund and from Class A, Class C and Class R (formerly Class R2) shares of Columbia Government Money Market Fund. Compensation paid to broker-dealers and other financial intermediaries may be suspended to the extent of the distributor’s waiver of the 12b-1 fees on these specific share classes of these funds.

(b)	Fee amounts noted apply to all funds other than Columbia Money Market Fund, which pays distribution fees of up to 0.75% and service fees of up to 0.10% for a combined total of 0.85%. Effective after the close of business on Sept. 3, 2010, Class B shares will be closed to new and existing investors.

(c)	The Legacy RiverSource funds have a distribution and shareholder service plan for Class R shares, which, prior to the close of business on Sept. 3, 2010, were known as Class R2 shares. For Class R shares, the maximum fee under the plan reimbursed for distribution expenses is equal on an annual basis to 0.50% of the average daily net assets of the fund attributable to Class R shares. Of that amount, up to 0.25% may be reimbursed for shareholder service expenses.

(d)	The shareholder service fees for Class R3 and Class R4 shares are not paid pursuant to a 12b-1 plan. Under a Plan Administration Services Agreement, the funds’ Class R3 and Class R4 shares pay for plan administration services, including services such as implementation and conversion services, account set-up and maintenance, reconciliation and account recordkeeping, education services and administration to various plan types, including 529 plans, retirement plans and health savings accounts.

The distribution and/or shareholder service fees for Class A, Class B, Class C, Class R, Class R3 and Class W shares, as applicable, are subject to the requirements of Rule 12b-1 under the 1940 Act, and are to reimburse the distributor for certain expenses it incurs in connection with distributing the fund’s shares and directly or indirectly providing services to fund shareholders. These payments or expenses include providing distribution and/or shareholder service fees to selling and/or servicing agents that sell shares of the fund or provide services to fund shareholders. The distributor may retain these fees otherwise payable to selling and/or servicing agents if the amounts due are below an amount determined by the distributor in its discretion.

For the Legacy RiverSource funds, for Class A, Class B and Class W shares, the distributor begins to pay these fees immediately after purchase. For Class C shares, the distributor pays these fees in advance for the first 12 months. Selling and/or servicing agents also receive distribution fees up to 0.75% of the average daily net assets of Class C shares sold and held through them, which the distributor begins to pay 12 months after purchase. For Class B shares, and, for the first 12 months following the sale of Class C shares, the distributor retains the distribution fee of up to 0.75% in order to finance the payment of sales commissions to selling and/or servicing agents, and to pay for other distribution related expenses. Selling and/or servicing agents may compensate their financial advisors with the shareholder service and distribution fees paid to them by the Distributor.

If you maintain shares of the fund directly with the fund, without working directly with a financial advisor or selling and/or servicing agent, distribution and service fees are retained by the distributor as payment or reimbursement for incurring certain distribution and shareholder service related expenses.

Over time, these distribution and/or shareholder service fees will reduce the return on your investment and may cost you more than paying other types of sales charges. The fund will pay these fees to the distributor and/or to eligible selling and/or servicing agents for as long as the distribution and/or shareholder servicing plans continue in effect. The fund may reduce or discontinue payments at any time. Your selling and/or servicing agent may also charge you other additional fees for providing services to your account, which may be different from those described here.

Statement of Additional Information – Oct. 28, 2011	Page 126

For its most recent fiscal period, each fund paid 12b-1 fees as shown in the following table. The table is organized by fiscal year end. You can find your fund’s fiscal year end in Table 1.

Table 23. 12b-1 Fees

Fund	Class A	Class B	Class C	Class R	Class R3	Class W
For funds with fiscal period ending January 31

Columbia Income Builder Fund	$485,589	$218,005	$145,913	$5	N/A	N/A

Columbia Portfolio Builder Aggressive	1,108,814	677,243	285,810	5	N/A	N/A

Columbia Portfolio Builder Conservative	518,959	355,848	224,193	5	N/A	N/A

Columbia Portfolio Builder Moderate	2,622,949	1,597,883	742,948	5	N/A	N/A

Columbia Portfolio Builder Moderate Aggressive	2,294,996	1,400,520	531,595	5	N/A	N/A

Columbia Portfolio Builder Moderate Conservative	927,776	564,647	305,760	5	N/A	N/A

For funds with fiscal period ending March 31

Columbia Equity Value	1,660,250	362,020	46,719	155	441	13,315

For funds with fiscal period ending April 30

Columbia 120/20 Contrarian Equity	69,945	12,699	23,617	N/A	N/A	N/A

Columbia Recovery and Infrastructure	1,226,869	215,238	336,724	551	14	N/A

Columbia Retirement Plus 2010	7,755	N/A	1,389	20	3	N/A

Columbia Retirement Plus 2015	13,309	N/A	1,240	22	3	N/A

Columbia Retirement Plus 2020	14,173	N/A	205	444	3	N/A

Columbia Retirement Plus 2025	9,120	N/A	4,098	152	3	N/A

Columbia Retirement Plus 2030	7,578	N/A	168	62	3	N/A

Columbia Retirement Plus 2035	5,627	N/A	740	22	3	N/A

Columbia Retirement Plus 2040	4,372	N/A	16	62	8	N/A

Columbia Retirement Plus 2045	4,112	N/A	1,080	22	3	N/A

For funds with fiscal period ending May 31

Columbia Absolute Return Emerging Markets Macro(a)	1	4	4	2	N/A	1

Columbia Absolute Return Enhanced Multi-Strategy(b)	1,918	19	579	2	N/A	1

Columbia Absolute Return Multi-Strategy(b)	2,065	65	880	2	N/A	1

Columbia High Yield Bond	3,228,856	708,228	739,382	34,387	15,308	264,499

Columbia Multi-Advisor Small Cap Value	752,848	411,090	87,555	6,145	4,586	N/A

Columbia U.S. Government Mortgage	371,205	129,323	72,509	N/A	N/A	N/A

For funds with fiscal period ending June 30

Columbia Dividend Opportunity	3,283,855	620,403	336,200	1,547	2	30,434

For funds with fiscal period ending July 31

Columbia Floating Rate	883,275	118,867	355,882	250	N/A	11

Columbia Income Opportunities	1,555,194	389,119	849,581	14	N/A	6

Columbia Inflation Protected Securities	687,482	132,836	170,856	8,927	N/A	98,695

Columbia Large Core Quantitative	7,097,899	1,563,265	233,949	12,985	1	562,882

Columbia Limited Duration Credit	1,128,924	118,326	587,085	N/A	N/A	8,465

Columbia Money Market	N/A	181,782	N/A	N/A	N/A	N/A

For funds with fiscal period ending August 31

Columbia Diversified Bond	8,411,698	968,237	575,759	4,534	29	1,243,293

Columbia Marsico Flexible Capital(c)	73,108	N/A	42,807	26	N/A	N/A

Columbia Minnesota Tax-Exempt	832,167	46,928	222,304	N/A	N/A	N/A

For funds with fiscal period ending September 30

Columbia Diversified Equity Income	8,830,653	3,430,897	702,987	44,174	259,312	8

Columbia Large Growth Quantitative	787,103	33,545	16,086	40	18	485,706

Columbia Large Value Quantitative	5,320	1,145	618	40	18	502,813

Columbia Mid Cap Value Opportunity	3,437,402	1,099,576	443,050	82,745	146,000	8

Columbia Strategic Allocation	2,558,223	996,429	415,800	19	9	N/A

Statement of Additional Information – Oct. 28, 2011	Page 127

Fund	Class A	Class B	Class C	Class R	Class R3	Class W
For funds with fiscal period ending October 31

Columbia Absolute Return Currency and Income	209,776	13,998	60,110	N/A	N/A	191,732

Columbia Asia Pacific ex-Japan	7	N/A	2	1	N/A	N/A

Columbia Emerging Markets Bond	120,941	30,560	14,021	N/A	N/A	265,437

Columbia Emerging Markets Opportunity	1,147,121	397,712	344,726	65,971	N/A	1

Columbia European Equity	160,871	53,686	12,402	N/A	N/A	N/A

Columbia Frontier	126,340	60,987	102,844	494	15	N/A

Columbia Global Bond	613,780	256,387	61,070	16	5	136,877

Columbia Global Equity	949,930	300,148	101,910	186	9	11

Columbia Global Extended Alpha	8,488	3,593	1,535	47	19	N/A

Columbia Multi-Advisor International Value	1,167,544	672,894	97,984	N/A	N/A	N/A

Columbia Seligman Global Technology	938,260	225,236	751,268	36,777	12	N/A

For funds with fiscal period ending November 30

Columbia AMT-Free Tax-Exempt Bond	1,603,257	120,722	93,036	N/A	N/A	N/A

Columbia Mid Cap Growth Opportunity	1,863,136	613,235	111,766	218	47	N/A

For funds with fiscal period ending December 31

Columbia Government Money Market	27,456	32,268	30,841	2,423	N/A	N/A

Columbia Select Large-Cap Value	595,416	54,039	440,051	48,853	9	651

Columbia Select Smaller-Cap Value	788,513	289,567	474,722	62,026	10	N/A

Columbia Seligman Communications and Information	6,972,053	916,980	6,974,792	199,405	135	N/A

(a)	For the period from April 7, 2011 (commencement of operations) to May 31, 2011.

(b)	For the period from March 31, 2011 (commencement of operations) to May 31, 2011.

(c)	For the period from Sept. 28, 2010 (when shares became publicly available) to Aug. 31, 2011.

Statement of Additional Information – Oct. 28, 2011	Page 128

For funds with Class B and Class C shares:

The following table provides the amount of distribution expenses, as a dollar amount and as a percentage of net assets, incurred by the distributor and not yet reimbursed (“unreimbursed expense”) for Class B and Class C shares. These amounts are based on the most recent information available as of June 30, 2011 and may be recovered from future payments under the distribution plan or CDSC. To the extent the unreimbursed expense has been fully recovered, the distribution fee is reduced.

Table 24. Unreimbursed Distribution Expenses

		Percentage of		Percentage of
		Class B		Class C
	Class B	net assets	Class C	net assets
Columbia 120/20 Contrarian Equity Fund	$72,000	7.19%	$18,000	0.63%

Columbia Absolute Return Currency and Income Fund	65,000	6.81%	23,000	0.63%

Columbia Absolute Return Emerging Markets Macro Fund	—	0.00%	—	0.00%

Columbia Absolute Return Enhanced Multi-Strategy Fund	1,000	3.13%	12,000	0.85%

Columbia Absolute Return Multi-Strategy Fund	5,000	4.78%	19,000	1.00%

Columbia AMT-Free Tax-Exempt Bond Fund	314,000	5.18%	76,000	0.89%

Columbia Asia Pacific ex-Japan Fund	N/A	N/A	1,000	2.21%

Columbia Diversified Bond Fund	6,511,000	7.34%	790,000	1.47%

Columbia Diversified Equity Income Fund	12,701,000	5.15%	760,000	1.09%

Columbia Dividend Opportunity Fund	2,855,000	4.34%	421,000	0.81%

Columbia Emerging Markets Bond Fund	97,000	2.60%	163,000	1.29%

Columbia Emerging Markets Opportunity Fund	837,000	2.38%	1,436,000	3.94%

Columbia Equity Value Fund	1,191,000	3.89%	59,000	1.23%

Columbia European Equity Fund	142,000	3.52%	25,000	1.57%

Columbia Floating Rate Fund	894,000	6.10%	379,000	0.73%

Columbia Frontier Fund	348,000	5.23%	1,319,000	11.43%

Columbia Global Bond Fund	978,000	6.11%	81,000	1.44%

Columbia Global Equity Fund	1,077,000	3.95%	1,484,000	5.65%

Columbia Global Extended Alpha Fund	34,000	9.08%	1,000	0.55%

Columbia Government Money Market Fund	87,000	3.30%	2,774,000	23.68%

Columbia High Yield Bond Fund	2,765,000	4.55%	8,762,000	11.91%

Columbia Income Builder Fund	1,550,000	2.84%	169,000	0.33%

Columbia Income Opportunities Fund	1,330,000	2.77%	62,000	0.05%

Columbia Inflation Protected Securities Fund	951,000	7.79%	178,000	1.02%

Columbia Large Core Quantitative Fund	9,010,000	5.73%	1,300,000	5.50%

Columbia Large Growth Quantitative Fund	134,000	5.16%	17,000	0.84%

Columbia Large Value Quantitative Fund	8,000	0.45%	0	0.00%

Columbia Limited Duration Credit Fund	600,000	5.00%	523,000	0.75%

Columbia Marsico Flexible Capital Fund	N/A	N/A	69,000	0.75%

Columbia Mid Cap Growth Opportunity Fund	1,772,000	3.18%	114,000	0.88%

Columbia Mid Cap Value Opportunity Fund	4,469,000	4.71%	334,000	0.69%

Columbia Minnesota Tax-Exempt fund	154,000	3.37%	166,000	0.69%

Columbia Money Market Fund	5,401,000	25.96%	116,000	1.19%

Columbia Multi-Advisor International Value Fund	3,101,000	7.38%	163,000	2.15%

Columbia Multi-Advisor Small Cap Value Fund	1,507,000	4.16%	126,000	1.26%

Columbia Portfolio Builder Aggressive Fund	2,569,000	3.87%	212,000	0.61%

Columbia Portfolio Builder Conservative Fund	1,952,000	6.63%	227,000	0.75%

Columbia Portfolio Builder Moderate Aggressive Fund	5,725,000	4.18%	1,264,000	1.75%

Columbia Portfolio Builder Moderate Conservative Fund	2,849,000	5.59%	316,000	0.78%

Columbia Portfolio Builder Moderate Fund	7,158,000	4.73%	1,644,000	1.62%

Columbia Recovery and Infrastructure Fund	166,000	0.73%	159,000	0.32%

Statement of Additional Information – Oct. 28, 2011	Page 129

		Percentage of		Percentage of
		Class B		Class C
	Class B	net assets	Class C	net assets
Columbia Retirement Plus 2010 Fund	N/A	N/A	$—	0.00%

Columbia Retirement Plus 2015 Fund	N/A	N/A	1,000	0.41%

Columbia Retirement Plus 2020 Fund	N/A	N/A	—	0.00%

Columbia Retirement Plus 2025 Fund	N/A	N/A	—	0.00%

Columbia Retirement Plus 2030 Fund	N/A	N/A	—	0.00%

Columbia Retirement Plus 2035 Fund	N/A	N/A	—	0.00%

Columbia Retirement Plus 2040 Fund	N/A	N/A	—	0.00%

Columbia Retirement Plus 2045 Fund	N/A	N/A	2,000	0.76%

Columbia Select Large-Cap Value Fund	$71,000	1.62%	2,996,000	5.67%

Columbia Select Smaller-Cap Value Fund	947,000	3.77%	2,781,000	5.68%

Columbia Seligman Communications and Information Fund	106,000	0.14%	20,466,000	2.60%

Columbia Seligman Global Technology Fund	380,000	2.08%	4,583,000	5.70%

Columbia Strategic Allocation Fund	5,060,000	7.38%	384,000	1.11%

Columbia U.S. Government Mortgage Fund	740,000	4.81%	52,000	0.34%

PAYMENTS TO FINANCIAL INTERMEDIARIES

Additional Financial Intermediary Payments
Financial intermediaries may receive different commissions, sales charge reallowances and other payments with respect to sales of different classes of shares of the funds. For purposes of this section the term “financial intermediary” includes any insurance company, broker/dealer, bank, bank trust department, registered investment adviser, financial planner, retirement plan or other third party administrator and any other institution, including Ameriprise Financial and its affiliates, having a selling, services or any similar agreement with the distributor and other Ameriprise Financial affiliates.

The distributor and other Ameriprise Financial affiliates may pay additional compensation to selected financial intermediaries, including other Ameriprise Financial affiliates, under the categories described below. These categories are not mutually exclusive, and a single financial intermediary may receive payments under all categories. These payments may create an incentive for a financial intermediary or its representatives to recommend or offer shares of a fund to its customers. The amount of payments made to financial intermediaries may vary. In determining the amount of payments to be made, the distributor and other Ameriprise Financial affiliates may consider a number of factors, including, without limitation, asset mix and length of relationship with the financial intermediary, the size of the customer/shareholder base of the financial intermediary, the manner in which customers of the financial intermediary make investments in the funds, the nature and scope of marketing support or services provided by the financial intermediary (as described more fully below) and the costs incurred by the financial intermediary in connection with maintaining the infrastructure necessary or desirable to support investments in the funds.

These additional payments by the distributor and other Ameriprise Financial affiliates are made pursuant to agreements between the distributor and other Ameriprise Financial affiliates and financial intermediaries, and do not change the price paid by investors for the purchase of a share, the amount a fund will receive as proceeds from such sales or the distribution fees and expenses paid by the fund as shown under the heading Fees and Expenses of the Fund in the fund’s prospectuses.

Marketing Support Payments
The distributor and the investment manager may make payments, from their own resources, to certain financial intermediaries, including other Ameriprise Financial affiliates, for marketing support services relating to the Fund Family (Funds), including, but not limited to, business planning assistance, educating financial intermediary personnel about the funds and shareholder financial planning needs, placement on the financial intermediary’s preferred or recommended fund list or otherwise identifying the funds as being part of a complex to be accorded a higher degree of marketing support than complexes not making such payments, access to sales meetings, sales representatives and management representatives of the financial intermediary, client servicing and systems infrastructure support. These payments are generally based upon one or more of the following factors: average net assets of the Funds distributed by the distributor attributable to that financial intermediary, gross sales of the Funds distributed by the distributor attributable to that financial intermediary, reimbursement of ticket charges (fees that a financial intermediary firm charges its representatives for effecting transactions in fund shares) or a negotiated lump sum payment.

Statement of Additional Information – Oct. 28, 2011	Page 130

While the financial arrangements vary for each financial intermediary, the marketing support payments to each financial intermediary generally are expected to be between 0.05% and 0.50% on an annual basis for payments based on average net assets of the funds attributable to the financial intermediary, and between 0.05% and 0.25% on an annual basis for a financial intermediary receiving a payment based on gross sales of the funds attributable to that intermediary. The distributor and the investment manager may make payments in materially larger amounts or on a basis materially different from those described above when dealing with certain financial intermediaries, including affiliates of Bank of America Corporation. Such increased payments to a financial intermediary may enable the financial intermediary to offset credits that it may provide to customers.

As of the date of this SAI, the distributor and/or the investment manager had agreed to make marketing support payments with respect to the funds to the financial intermediaries or their affiliates shown below.

•	The 401k Company

•	ADP Broker-Dealer, Inc.

•	AIG/American General

•	American Century Investment Management, Inc.

•	Ameriprise Financial Services, Inc.

•	Ascensus, Inc.

•	AXA Advisors

•	Benefit Plans Administrative Services, Inc.

•	Boston Financial Data Services, Inc.

•	Charles Schwab Trust Company

•	Charles Schwab and Company, Inc.

•	City National Bank

•	Clearview Correspondent Services

•	Commonwealth Financial Network

•	CPI Qualified Plan Consultants

•	Daily Access Concepts

•	Davenport & Company

•	Digital Retirement Solutions, Inc.

•	Edward D Jones & Co., L.P.

•	Expertplan, Inc.

•	Fidelity Brokerage Services/National Financial Services

•	Fidelity Investments Institutional Operations Company/Fidelity Investments Institutional Service Company

•	Financial West Investment Group

•	FTJ Fund Choice, LLC

•	Genworth

•	GWFS Equities, Inc.

•	Hartford Life Insurance Company

•	Hartford Securities Distribution Company, Inc.

•	Hewitt Associates

•	ICMA Retirement Corp.

•	ING Institutional Plan Services, LLC

•	ING Life Insurance and Annuity Company

•	Janney Montgomery Scott, Inc.

•	J.J.B. Hilliard, W.L. Lyons, Inc.

•	J.P. Morgan Chase Bank, N.A.

•	J.P. Morgan Retirement Plan Services, LLC

•	John Hancock Life Insurance Company

•	John Hancock Life Insurance Company New York

•	Kaufman and Globe Associates

•	Lincoln Financial Advisor Corp.

•	Lincoln Investment Planning

•	Lincoln Retirement Services Company LLC

•	LPL Financial Corporation

•	Marshall & Illsley Trust Company, N.A.

•	Massachusetts Mutual Life Insurance Company

•	MSCS Financial Services, LLC (Matrix)

•	Mercer HR Services, LLC

•	Merrill Lynch Life Insurance Company

•	Merrill Lynch, Pierce, Fenner & Smith, Inc.

•	Mid Atlantic Capital Corporation

•	Minnesota Life Insurance Company

•	Monumental Life Insurance Co.

•	Morgan Keegan & Company

•	Morgan Stanley Smith Barney

•	Nationwide Investment Services

•	Newport Retirement Services, Inc.

•	NYLife Distributors LLC

•	Oppenheimer & Co. Inc.

•	Plan Administrators, Inc.

•	Pension Specialists

•	Pershing

•	PNC Bank, N.A.

•	Princeton Retirement Group, Inc.

•	Principal Life Insurance Company

•	Prudential Insurance Company of America/Prudential Investments Retirement Services

•	Prudential Investment Management Services LLC/ Prudential Investments LLC

•	Raymond James & Associates, Inc. and Raymond James Financial Services, Inc.

•	RBC Capital Markets Corporation

•	Reliance Trust Company

•	Ridge Clearing & Outsourcing

•	R.W. Baird

•	Scott and Stringfellow

Statement of Additional Information – Oct. 28, 2011	Page 131

•	Securities America, Inc.

•	Standard Retirement Services, Inc.

•	Standard Insurance Company

•	Southwest Securities

•	State of NY — Deferred Compensation Board of the State of New York

•	Sterne Agee Financial Services, Inc.

•	Stifel Nicolaus & Co.

•	T. Rowe Price Retirement Plan Services, Inc.

•	TD Ameritrade Trust Company

•	The Retirement Plan Company, LLC

•	TIAA CREF

•	UBS Financial Services, Inc.

•	UMB Bank

•	Unified Trust

•	Upromise Investments, Inc.

•	U.S. Trust

•	USAA Investment Management Company

•	Valic Retirement Services Company

•	The Vanguard Group, Inc. & Vanguard Marketing Corp.

•	Vertical Management Systems, Inc.

•	Wells Fargo Bank, N.A.

•	Wells Fargo Funds Management, LLC

•	Wilmington Trust Company

•	Wilmington Trust Retirement and Institutional Services Company

Other Payments
From time to time, the distributor, from its own resources, may provide additional compensation to certain financial intermediaries that sell or arrange for the sale of shares of the funds to the extent not prohibited by laws or the rules of any self-regulatory agency, such as the Financial Industry Regulatory Authority (FINRA). Such compensation provided by the distributor may include financial assistance to financial intermediaries that enable the distributor to participate in and/or present at financial intermediary-sponsored conferences or seminars, sales or training programs for invited registered representatives and other financial intermediary employees, financial intermediary entertainment and other financial intermediary-sponsored events, and travel expenses, including lodging incurred by registered representatives and other employees in connection with prospecting, retention and due diligence trips. The distributor makes payments for entertainment events it deems appropriate, subject to the distributor’s internal guidelines and applicable law. These payments may vary depending upon the nature of the event.

Your financial intermediary may charge you fees or commissions in addition to those disclosed in this SAI. You should consult with your financial intermediary and review carefully any disclosure your financial intermediary provides regarding its services and compensation. Depending on the financial arrangement in place at any particular time, a financial intermediary and its financial consultants may have a conflict of interest or financial incentive for recommending a particular fund or a particular share class over other funds or share classes. Employees of Ameriprise Financial and its affiliates, including employees of affiliated broker-dealers and insurance companies, may be separately incented to include shares of the funds in Contracts offered by affiliated insurance companies, as employee compensation and business unit operating goals at all levels are generally tied to the success of Ameriprise Financial. Certain employees, directly or indirectly, may receive higher compensation and other benefits as investment in the funds increases. In addition, management, sales leaders and other employees may spend more of their time and resources promoting Ameriprise Financial and its subsidiary companies, including the distributor and the investment manager, and the products they offer, including the funds.

CUSTODIAN SERVICES

The funds’ securities and cash are held pursuant to a custodian agreement with JPMorgan Chase Bank, N.A. (JPMorgan), 1 Chase Manhattan Plaza, 19th Floor, New York, NY 10005. The custodian is permitted to deposit some or all of their securities in central depository systems as allowed by federal law. For its services, each fund pays its custodian a maintenance charge and a charge per transaction in addition to reimbursing the custodian’s out-of-pocket expenses.

As part of this arrangement, securities purchased outside the United States are maintained in the custody of various foreign branches of JPMorgan or in other financial institutions as permitted by law and by the fund’s custodian agreement.

BOARD SERVICES CORPORATION

The funds have an agreement with Board Services Corporation (Board Services) located at 901 Marquette Avenue South, Suite 2810, Minneapolis, MN 55402. This agreement sets forth the terms of Board Services’ responsibility to serve as an agent of the funds for purposes of administering the payment of compensation to each Independent Trustee, to provide office space for use by the funds and their boards, and to provide any other services to the boards or the independent members, as may be reasonably requested.

Statement of Additional Information – Oct. 28, 2011	Page 132

Organizational Information

Each fund is an open-end management investment company. The funds’ headquarters are at 901 S. Marquette Ave., Suite 2810, Minneapolis, MN 55402-3268.

SHARES

The shares of a fund represent an interest in that fund’s net assets only (and profits or losses), and, in the event of liquidation, each share of a fund would have the same rights to dividends and assets as every other share of that fund.

VOTING RIGHTS

As a shareholder in a fund, you have voting rights over the fund’s management and fundamental policies. You are entitled to vote based on your total dollar interest in the fund. Each class, if applicable, has exclusive voting rights with respect to matters for which separate class voting is appropriate under applicable law. Shares of the Columbia and RiverSource funds, have cumulative voting rights with respect to the election of Board members. This means that you have as many votes as the dollar amount you own, including the fractional amount, multiplied by the number of members to be elected, all of which may, in the shareholder’s discretion, be voted for a single Board member.

DIVIDEND RIGHTS

Dividends paid by a fund, if any, with respect to each applicable class of shares will be calculated in the same manner, at the same time, on the same day, and will be in the same amount, except for differences resulting from differences in fee structures.

SHAREHOLDER LIABILITY

For funds organized as Massachusetts business trusts, under Massachusetts law, shareholders of a Massachusetts business trust may, under certain circumstances, be held personally liable as partners for its obligation. However, the Declaration of Trust that establishes a trust, a copy of which, together with all amendments thereto (the “Declaration of Trust”), is on file with the office of the Secretary of the Commonwealth of Massachusetts for each applicable fund, contains an express disclaimer of shareholder liability for acts or obligations of the Trust, or of any fund in the Trust. The Declaration of Trust provides that, if any shareholder (or former shareholder) of a fund in the Trust is charged or held to be personally liable for any obligation or liability of the Trust, or of any fund in the Trust, solely by reason of being or having been a shareholder and not because of such shareholder’s acts or omissions or for some other reason, the Trust (upon request of the shareholder) shall assume the defense against such charge and satisfy any judgment thereon, and the shareholder or former shareholder (or the heirs, executors, administrators or other legal representatives thereof, or in the case of a corporation or other entity, its corporate or other general successor) shall be entitled (but solely out of the assets of the fund of which such shareholder or former shareholder is or was the holder of shares) to be held harmless from and indemnified against all loss and expense arising from such liability.

The Declaration of Trust also provides that the Trust may maintain appropriate insurance (for example, fidelity bond and errors and omissions insurance) for the protection of the Trust, its shareholders, Trustees, officers, employees and agents covering possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.

The Declaration of Trust further provides that obligations of the Trust are not binding upon the Trustees individually, but only upon the assets and property of the Trust, and that the Trustees will not be liable for any action or failure to act, errors of judgment, or mistakes of fact or law, but nothing in the Declaration of Trust or other agreement with a Trustee protects a Trustee against any liability to which he or she would otherwise be subject by reason of his or her willful bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office. By becoming a shareholder of the fund, each shareholder shall be expressly held to have assented to and agreed to be bound by the provisions of the Declaration of Trust.

Statement of Additional Information – Oct. 28, 2011	Page 133

Table 25. Fund History Table

Fiscal
	Date of	Date Began	Form of	State of	Year
Fund*	Organization	Operations	Organization	Organization	End**	Diversified***
Columbia Funds Series Trust II(14), (15)	1/27/06		Business Trust	MA	4/30

Columbia 120/20 Contrarian Equity Fund		10/18/07			4/30	Yes

Columbia Absolute Return Currency and Income Fund		6/15/06			10/31	Yes

Columbia Absolute Return Emerging Markets Macro Fund		4/11/11			5/31	No

Columbia Absolute Return Enhanced Multi-Strategy Fund		4/7/11			5/31	Yes

Columbia Absolute Return Multi-Strategy Fund		4/7/11			5/31	Yes

Columbia AMT-Free Tax-Exempt Bond Fund(18)		11/24/76			11/30	Yes

Columbia Asia Pacific ex-Japan Fund(18)		7/15/09			10/31	Yes

Columbia Commodity Strategy Fund		7/28/11			5/31	Yes

Columbia Diversified Bond Fund(3)		10/3/74			8/31	Yes

Columbia Diversified Equity Income Fund		10/15/90			9/30	Yes

Columbia Dividend Opportunity Fund(8)		8/1/88			6/30	Yes

Columbia Emerging Markets Bond Fund		2/16/06			10/31	No

Columbia Emerging Markets Opportunity Fund(5),(11),(18)		11/13/96			10/31	Yes

Columbia Equity Value Fund		5/14/84			3/31	Yes

Columbia European Equity Fund(5),(11)		6/26/00			10/31	Yes

Columbia Flexible Capital Income Fund		7/28/11			5/31	Yes

Columbia Floating Rate Fund		2/16/06			7/31	Yes

Columbia Frontier Fund		12/10/84			10/31	Yes

Columbia Global Bond Fund		3/20/89			10/31	No

Columbia Global Equity Fund(5),(6),(11)		5/29/90			10/31	Yes

Columbia Global Extended Alpha Fund		8/1/08			10/31	Yes

Columbia Government Money Market Fund(2)		1/31/77			12/31	Yes

Columbia High Yield Bond Fund(3)		12/8/83			5/31	Yes

Columbia Income Builder Fund(18)		2/16/06			1/31(7)	Yes

Columbia Income Opportunities Fund		6/19/03			7/31	Yes

Columbia Inflation Protected Securities Fund		3/4/04			7/31	No

Columbia Large Core Quantitative Fund(4),(18)		4/24/03			7/31	Yes

Columbia Large Growth Quantitative Fund(18)		5/17/07			9/30	Yes

Columbia Large Value Quantitative Fund(18)		8/1/08			9/30	Yes

Columbia Limited Duration Credit Fund(18)		6/19/03			7/31	Yes

Columbia Marsico Flexible Capital Fund		9/28/10			8//31	Yes

Columbia Mid Cap Growth Opportunity Fund(4),(18)		6/4/57			11/30	Yes

Columbia Mid Cap Value Opportunity Fund(18)		2/14/02			9/30	Yes

Columbia Minnesota Tax-Exempt Fund		8/18/86			8/31(10)	No

Columbia Money Market Fund(18)		10/6/75			7/31	Yes

Columbia Multi-Advisor International Value Fund(11),(18)		9/28/01			10/31	Yes

Columbia Multi-Advisor Small Cap Value Fund(11),(18)		6/18/01			5/31	Yes

Columbia Portfolio Builder Aggressive Fund		3/4/04			1/31	Yes

Columbia Portfolio Builder Conservative Fund		3/4/04			1/31	Yes

Columbia Portfolio Builder Moderate Aggressive Fund		3/4/04			1/31	Yes

Columbia Portfolio Builder Moderate Conservative Fund		3/4/04			1/31	Yes

Columbia Portfolio Builder Moderate Fund		3/4/04			1/31	Yes

Columbia Recovery and Infrastructure Fund		2/19/09			4/30	No

Columbia Retirement Plus 2010 Fund		5/18/06			4/30	Yes

Columbia Retirement Plus 2015 Fund		5/18/06			4/30	Yes

Statement of Additional Information – Oct. 28, 2011	Page 134

Fiscal
	Date of	Date Began	Form of	State of	Year
Fund*	Organization	Operations	Organization	Organization	End**	Diversified***
Columbia Retirement Plus 2020 Fund		5/18/06			4/30	Yes

Columbia Retirement Plus 2025 Fund		5/18/06			4/30	Yes

Columbia Retirement Plus 2030 Fund		5/18/06			4/30	Yes

Columbia Retirement Plus 2035 Fund		5/18/06			4/30	Yes

Columbia Retirement Plus 2040 Fund		5/18/06			4/30	Yes

Columbia Retirement Plus 2045 Fund		5/18/06			4/30	Yes

Columbia Select Large-Cap Value Fund(18)		4/25/97			12/31	Yes

Columbia Select Smaller-Cap Value Fund(18)		4/25/97			12/31	Yes

Columbia Seligman Communications and Information Fund(18)		6/23/83			12/31	Yes

Columbia Seligman Global Technology Fund(18)		5/23/94			10/31	Yes

Columbia Short-Term Cash Fund		9/26/06			7/31	Yes

Columbia Strategic Allocation Fund(4)		1/23/85			9/30	Yes

Columbia U.S. Government Mortgage Fund		2/14/02			5/31	Yes

Columbia Funds Variable Series Trust II(12)	9/11/07		Business Trust	MA	12/31

Columbia Variable Portfolio — Balanced Fund(4)		4/30/86				Yes

Columbia Variable Portfolio — Cash Management Fund		10/31/81				Yes

Columbia Variable Portfolio — Core Equity Fund		9/10/04				Yes

Columbia Variable Portfolio — Diversified Bond Fund(3)		10/13/81				Yes

Columbia Variable Portfolio — Diversified Equity Income Fund		9/15/99				Yes

Columbia Variable Portfolio — Dynamic Equity Fund(5),(16)		10/13/81				Yes

Columbia Variable Portfolio — Emerging Markets Opportunity Fund(4),(5),(9),(11)		5/1/00				Yes

Columbia Variable Portfolio — Global Bond Fund		5/1/96				No

Columbia Variable Portfolio — Global Inflation Protected Securities Fund(13)		9/13/04				No

Columbia Variable Portfolio — High Yield Bond Fund(3)		5/1/96				Yes

Columbia Variable Portfolio — Income Opportunities Fund		6/1/04				Yes

Columbia Variable Portfolio — International Opportunity Fund(4),(5),(11)		1/13/92				Yes

Columbia Variable Portfolio — Large Cap Growth Fund(9),(16)		9/15/99				Yes

Columbia Variable Portfolio — Limited Duration Credit Fund(9)		5/7/10				Yes

Columbia Variable Portfolio — Mid Cap Growth Opportunity Fund(4),(9)		5/1/01				Yes

Columbia Variable Portfolio — Mid Cap Value Opportunity Fund(9)		5/2/05				Yes

Columbia Variable Portfolio — S&P 500 Index Fund		5/1/00				Yes

Columbia Variable Portfolio — Seligman Global Technology Fund(9)		5/1/96				Yes

Columbia Variable Portfolio — Short Duration U.S. Government Fund(3)		9/15/99				Yes

Columbia Variable Portfolio — Select Large-Cap Value Fund(9),(16)		02/4/04				Yes

Columbia Variable Portfolio — Select Smaller-Cap Value Fund(9),(16)		9/15/99				Yes

Variable Portfolio — Aggressive Portfolio		5/7/10				Yes

Variable Portfolio — AllianceBernstein International Value Fund		5/7/10				Yes

Variable Portfolio — American Century Diversified Bond Fund		5/7/10				Yes

Variable Portfolio — American Century Growth Fund		5/7/10				Yes

Variable Portfolio — Columbia Wanger International Equities Fund		5/7/10				Yes

Variable Portfolio — Columbia Wanger U.S. Equities Fund		5/7/10				Yes

Variable Portfolio — Conservative Portfolio		5/7/10				Yes

Variable Portfolio — Davis New York Venture Fund(11),(17)		5/1/06				Yes

Variable Portfolio — Eaton Vance Floating-Rate Income Fund		5/7/10				Yes

Variable Portfolio — Goldman Sachs Mid Cap Value Fund(11),(17)		2/4/04				Yes

Statement of Additional Information – Oct. 28, 2011	Page 135

Fiscal
	Date of	Date Began	Form of	State of	Year
Fund*	Organization	Operations	Organization	Organization	End**	Diversified***
Variable Portfolio — Invesco International Growth Fund		5/7/10				Yes

Variable Portfolio — J.P. Morgan Core Bond Fund		5/7/10				Yes

Variable Portfolio — Jennison Mid Cap Growth Fund		5/7/10				Yes

Variable Portfolio — Marsico Growth Fund		5/7/10				Yes

Variable Portfolio — MFS Value Fund		5/7/10				Yes

Variable Portfolio — Moderate Portfolio		5/7/10				Yes

Variable Portfolio — Moderately Aggressive Portfolio		5/7/10				Yes

Variable Portfolio — Moderately Conservative Portfolio		5/7/10				Yes

Variable Portfolio — Mondrian International Small Cap Fund		5/7/10				Yes

Variable Portfolio — Morgan Stanley Global Real Estate Fund		5/7/10				No

Variable Portfolio — NFJ Dividend Value Fund(19)		5/7/10				Yes

Variable Portfolio — Nuveen Winslow Large Cap Growth Fund		5/7/10				Yes

Variable Portfolio — Partners Small Cap Growth Fund		5/7/10				Yes

Variable Portfolio — Partners Small Cap Value Fund(11),(17)		8/14/01				Yes

Variable Portfolio — PIMCO Mortgage-Backed Securities Fund		5/7/10				Yes

Variable Portfolio — Pyramis International Equity Fund		5/7/10				Yes

Variable Portfolio — Wells Fargo Short Duration Government Fund		5/7/10				Yes

*	Effective Oct. 1, 2005 American Express Funds changed its name to RiverSource funds and the names Threadneedle and Partners were removed from fund names. Effective Sept. 27, 2010 and April 29, 2010, several of the funds were renamed from RiverSource, Seligman and Threadneedle to Columbia.
**	Unless otherwise noted, each fund within the registrant has the same fiscal year end as that noted for the registrant.
***	If a Non-diversified fund is managed as if it were a diversified fund for a period of three years, its status under the 1940 Act will convert automatically from Non-diversified to diversified. A diversified fund may convert to Non-diversified status only with shareholder approval.
(1)	Date merged into a Minnesota corporation incorporated on April 8, 1986.
(2)	Effective Sept. 25, 2009, Seligman Cash Management Fund, Inc. changed its name to RiverSource Government Money Market Fund, Inc.
(3)	Effective June 27, 2003, Bond Fund changed its name to Diversified Bond Fund, Federal Income Fund changed its name to Short Duration U.S. Government Fund and Extra Income Fund changed its name to High Yield Bond Fund, Variable Portfolio — Bond Fund changed its name to Variable Portfolio — Diversified Bond Fund, Variable Portfolio — Extra Income Fund changed its name to Variable Portfolio — High Yield Bond Fund and Variable Portfolio — Federal Income Fund changed its name to Variable Portfolio — Short Duration U.S. Government Fund.
(4)	Effective Oct. 1, 2005, Equity Select Fund changed its name to Mid Cap Growth Fund, High Yield Tax-Exempt Fund changed its name to Tax-Exempt High Income Fund, Managed Allocation Fund changed its name to Strategic Allocation Fund, and Quantitative Large Cap Equity Fund changed its name to Disciplined Equity Fund. Variable Portfolio — Equity Select Fund changed its name to Variable Portfolio — Mid Cap Growth Fund, Variable Portfolio — Threadneedle Emerging Markets Fund changed its name to Variable Portfolio — Emerging Markets Fund, Variable Portfolio — Threadneedle International Fund changed its name to Variable Portfolio — International Opportunity Fund, and Variable Portfolio — Managed Fund changed its name to Variable Portfolio — Balanced Fund.
(5)	Effective July 9, 2004, Emerging Markets Fund changed its name to Threadneedle Emerging Markets Fund, European Equity Fund changed its name to Threadneedle European Equity Fund, Global Equity Fund changed its name to Threadneedle Global Equity Fund, Variable Portfolio — Capital Resource Fund changed its name to Variable Portfolio — Large Cap Equity Fund, Variable Portfolio — Emerging Markets Fund changed its name to Variable Portfolio — Threadneedle Emerging Markets Fund and Variable Portfolio — International Fund changed its name to Variable Portfolio — Threadneedle International Fund.
(6)	Effective Oct. 20, 2003, Global Growth Fund changed its name to Global Equity Fund.
(7)	Effective Jan. 31, 2008, the fiscal year end was changed from May 31 to Jan. 31.
(8)	Effective Feb. 18, 2004, Utilities Fund changed its name to Dividend Opportunity Fund.
(9)	Effective April 29, 2010, Seligman Variable Portfolio — Growth Fund changed its name to Columbia Variable Portfolio — Large Cap Growth Fund; Seligman Variable Portfolio — Smaller Cap Value Fund changed its name to Columbia Variable Portfolio — Select Smaller-Cap Value Fund; Threadneedle Variable Portfolio — Emerging Markets Fund changed its name to Columbia Variable Portfolio — Emerging Markets Opportunity Fund; RiverSource Variable Portfolio — Mid Cap Growth Fund changed its name to Columbia Variable Portfolio — Mid Cap Growth Opportunity Fund; Seligman Variable Portfolio — Larger Cap Value Fund changed its name to Columbia Variable Portfolio — Select Large-Cap Value Fund; RiverSource Variable Portfolio — Limited Duration Bond Fund changed its name to Columbia Variable Portfolio — Limited Duration Credit Fund; RiverSource Variable Portfolio — Mid Cap Value Fund changed its name to Columbia Variable Portfolio — Mid Cap Value Opportunity Fund; and Seligman Global Technology Portfolio changed its name to Columbia Variable Portfolio — Seligman Global Technology Fund.
(10)	Effective April 13, 2006, the fiscal year end was changed from June 30 to Aug. 31.
(11)	Effective March 31, 2008, RiverSource Emerging Markets Fund changed its name to Threadneedle Emerging Markets Fund; RiverSource Global Equity Fund changed its name to Threadneedle Global Equity Fund; RiverSource European Equity Fund changed its name to Threadneedle European Equity Fund; RiverSource International Select Value Fund changed its name to RiverSource Partners International Select Value Fund; RiverSource Small Cap Value Fund changed its name to RiverSource Partners Small Cap Value Fund; RiverSource Variable Portfolio — Fundamental Value Fund changed its name to RiverSource Partners Variable Portfolio — Fundamental Value Fund; RiverSource Variable Portfolio — Select Value Fund changed its name to RiverSource Partners Variable Portfolio — Select Value Fund; and RiverSource Variable Portfolio — Small Cap Value Fund changed its name to RiverSource Partners Variable Portfolio — Small Cap Value Fund.
(12)	Prior to January 2008, the assets of the funds in RiverSource Variable Series Trust were held by funds organized under six separate Minnesota Corporations. RiverSource Variable Series Trust changed its name to Columbia Funds Variable Series Trust II effective April 25, 2011.

Statement of Additional Information – Oct. 28, 2011	Page 136

(13)	Effective June 8, 2005, Variable Portfolio — Inflation Protected Securities Fund changed its name to Variable Portfolio — Global Inflation Protected Securities Fund.
(14)	Prior to March 7, 2011, Columbia Funds Series Trust II was known as RiverSource Series Trust. Prior to September 11, 2007, RiverSource Series Trust was known as RiverSource Retirement Series Trust.
(15)	Prior to March 7, 2011, certain of the funds were organized as series under various Minnesota and Maryland corporations.
(16)	Effective May 1, 2009, RiverSource Variable Portfolio — Growth Fund changed its name to Seligman Variable Portfolio — Growth Fund, RiverSource Variable Portfolio — Large Cap Equity Fund changed its name to RiverSource Variable Portfolio — Dynamic Equity Fund, RiverSource Variable Portfolio — Large Cap Value Fund changed its name to Seligman Variable Portfolio — Larger-Cap Value Fund, and RiverSource Variable Portfolio — Small Cap Advantage Fund changed its name to Seligman Variable Portfolio — Smaller-Cap Value Fund.
(17)	Effective May 1, 2010, RiverSource Partners Variable Portfolio — Fundamental Value Fund changed its name to Variable Portfolio — Davis New York Venture Fund; RiverSource Partners Variable Portfolio — Select Value Fund changed its name to Variable Portfolio — Goldman Sachs Mid Cap Value Fund; and RiverSource Partners Variable Portfolio — Small Cap Value Fund changed its name to Variable Portfolio — Partners Small Cap Value Fund.
(18)	Effective Sept. 27, 2010, RiverSource Limited Duration Bond Fund changed its name to Columbia Limited Duration Credit Fund; RiverSource Mid Cap Growth Fund changed its name to Columbia Mid Cap Growth Opportunity Fund; Threadneedle Emerging Markets Fund changed its name to Columbia Emerging Markets Opportunity Fund; RiverSource Income Builder Basic Income Fund changed its name to Columbia Income Builder Fund; RiverSource Partners International Select Value Fund changed its name to Columbia Multi-Advisor International Value Fund; Threadneedle Asia Pacific Fund changed its name to Columbia Asia Pacific ex-Japan Fund; RiverSource Disciplined Large Cap Growth Fund changed its name to Columbia Large Growth Quantitative Fund; RiverSource Disciplined Large Cap Value Fund changed its name to Columbia Large Value Quantitative Fund; RiverSource Mid Cap Value Fund changed its name to Columbia Mid Cap Value Opportunity Fund; RiverSource Disciplined Equity Fund changed its name to Columbia Large Core Quantitative Fund; RiverSource Partners Small Cap Value Fund changed its name to Columbia Multi-Advisor Small Cap Value Fund; RiverSource Cash Management Fund changed its name to Columbia Money Market Fund; RiverSource Tax-Exempt Bond Fund changed its name to Columbia AMT-Free Tax-Exempt Bond Fund; Seligman Communications and Information Fund, Inc. changed its name to Columbia Seligman Communications and Information Fund, Inc.; Seligman Global Technology Fund changed its name to Columbia Seligman Global Technology Fund; Seligman Large-Cap Value Fund changed its name to Columbia Select Large-Cap Value Fund; and Seligman Smaller-Cap Value Fund changed its name to Columbia Select Smaller-Cap Value Fund.

(19)	Effective Nov. 17, 2010, Variable Portfolio — UBS Large Cap Growth Fund changed its name to Variable Portfolio — Nuveen Winslow Large Cap Growth Fund.

Statement of Additional Information – Oct. 28, 2011	Page 137

Board Members and Officers

Shareholders elect the Board that oversees the funds’ operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the funds’ Board members, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, members may serve until the next Board meeting after he or she reaches the mandatory retirement age established by the Board, or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

On Sept. 29, 2009, Ameriprise Financial, the parent company of Columbia Management, entered into an agreement with Bank of America, N.A. (“Bank of America”) to acquire a portion of the asset management business of Columbia Management Group, LLC and certain of its affiliated companies (the “Transaction”). Following the Transaction, which became effective on May 1, 2010, various alignment activities have occurred with respect to the Fund Family. In connection with the Transaction, Mr. Edward J. Boudreau, Jr., Mr. William P. Carmichael, Mr. William A. Hawkins, Mr. R. Glenn Hilliard, Mr. John J. Nagorniak, Ms. Minor M. Shaw and Dr. Anthony M. Santomero, who were members of the Legacy Columbia Nations funds’ Board (“Nations Funds”), which includes Columbia Funds Series Trust, Columbia Funds Variable Insurance Trust I and Columbia Funds Master Investment Trust, LLC, prior to the Transaction, began service on the Board for the Legacy RiverSource funds (“RiverSource Funds”) effective June 1, 2011, which resulted in an overall increase from twelve trustees to sixteen for all funds overseen be the Board.

Table 26. Board Members

Independent Board Members

	Position held		Number of funds in the	Other present or past
	with funds and	Principal occupation	Fund Family overseen	directorships/trusteeships	Committee
Name, address, age	length of service	during past five years	by Board member	(within past 5 years)	memberships
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 Age 57	Board member since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; Chief Justice, Minnesota Supreme Court, 1998-2006	153	None	Audit, Board Governance, Compliance, Investment Review

Edward J. Boudreau, Jr. 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 67	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000	146	Former Trustee, BofA Funds Series Trust (11 funds)	Audit, Executive, Compliance, Investment Review

Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 Age 57	Board member since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard-Partners in Cross Cultural Leadership (consulting company)	153	None	Audit, Investment Review

William P. Carmichael 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 67	Board member since 6/11 for RiverSource Funds and since 1999 for Nations Funds	Retired	146	Director, Cobra Electronics Corporation (electronic equipment manufacturer); The Finish Line (athletic shoes and apparel); McMoRan Exploration Company (oil and gas exploration and development); former Trustee, BofA Funds Series Trust (11 funds); former Director, Spectrum Brands, Inc. (consumer products); former Director, Simmons Company (bedding)	Audit, Board Governance, Executive, Investment Review

Statement of Additional Information – Oct. 28, 2011	Page 138

	Position held		Number of funds in the	Other present or past
	with funds and	Principal occupation	Fund Family overseen	directorships/trusteeships	Committee
Name, address, age	length of service	during past five years	by Board member	(within past 5 years)	memberships
Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 Age 60	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University; former Dean, McCallum Graduate School of Business, Bentley University	153	None	Contracts, Compliance Investment Review

William A. Hawkins 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 68	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010	146	Trustee, BofA Funds Series Trust (11 funds)	Audit, Executive, Compliance, Investment Review

R. Glenn Hilliard 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 68	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting), since April 2003; Non-Executive Director & Chairman, CNO Financial Group, Inc. (formerly Conseco, Inc.) (insurance) from September 2003-May 2011	146	Chairman, BofA Fund Series Trust (11 funds); former Director, CNO Financial Group, Inc. (insurance)	Contracts, Board Governance, Investment Review

Stephen R. Lewis, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 Age 72	Chair of the Board for RiverSource Funds since 1/07, Board member for RiverSource Funds since 1/02 and since 6/11 for Nations Funds	President Emeritus and Professor of Economics, Carleton College	153	Valmont Industries, Inc. (manufactures irrigation systems)	Board Governance, Compliance, Contracts, Executive, Investment Review

John F. Maher 901 S. Marquette Ave. Minneapolis, MN 55402 Age 68	Board member since 12/08 for RiverSource Funds and since 6/11 for Nations Funds	Retired President and Chief Executive Officer and former Director, Great Western Financial Corporation (financial services), 1986-1997	153	None	Audit, Board Governance, Investment Review

Statement of Additional Information – Oct. 28, 2011	Page 139

	Position held		Number of funds in the	Other present or past
	with funds and	Principal occupation	Fund Family overseen	directorships/trusteeships	Committee
Name, address, age	length of service	during past five years	by Board member	(within past 5 years)	memberships
John J. Nagorniak 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 66	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Retired; President and Director, Foxstone Financial, Inc. (consulting), 2000-2007; Director, Mellon Financial Corporation affiliates (investing), 2000-2007; Chairman, Franklin Portfolio Associates (investing — Mellon affiliate) 1982-2007	146	Trustee, Research Foundation of CFA Institute; Director, MIT Investment Company; Trustee, MIT 401k Plan; former Trustee, BofA Funds Series Trust (11 funds)	Contracts, Investment Review

Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 Age 59	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company)	153	None	Board Governance, Contracts, Executive, Investment Review

Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 Age 70	Board member since 11/08 for RiverSource Funds and since 6/11 for Nations Funds	Counsel, Lewis & Munday, P.C. since 2004; former Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation	153	Digital Ally, Inc. (digital imaging); Infinity, Inc. (oil and gas exploration and production); OGE Energy Corp. (energy and energy services)	Contracts, Compliance, Investment Review

Minor M. Shaw 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 64	Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President — Micco Corporation (real estate development) and Mickel Investment Group	146	Former Trustee, BofA Funds Series Trust (11 funds); Piedmont Natural Gas	Contracts, Board Governance, Investment Review

Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 Age 67	Board member since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	Chief Executive Officer and Director, RiboNovix, Inc. since 2003 (biotechnology); former President, Aquila Biopharmaceuticals	153	Idera Pharmaceuticals, Inc. (biotechnology); Healthways, Inc. (health management programs)	Contracts, Executive, Investment Review

Statement of Additional Information – Oct. 28, 2011	Page 140

Interested Board Member Not Affiliated with Investment Manager*

	Position held		Number of funds in the	Other present or past
	with funds and	Principal occupation	Fund Family overseen	directorships/ trusteeships	Committee
Name, address, age	length of service	during past five years	by Board member	(within past 5 years)	memberships
Anthony M. Santomero* 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 65	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President and Chief Executive Officer, Federal Reserve Bank of Philadelphia, 2000-2006	146	Director, Renaissance Reinsurance Ltd.; Trustee, Penn Mutual Life Insurance Company; Director, Citigroup; Director, Citibank, N.A.; former Trustee, BofA Funds Series Trust (11 funds)	Compliance, Investment Review

*	Dr. Santomero is not an affiliated person of the investment manager or Ameriprise Financial. However, he is currently deemed by the funds to be an “interested person” (as defined in the 1940 Act) of the funds because he serves as a Director of Citigroup, Inc. and Citibank N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the funds or accounts advised/managed by the investment manager.

Interested Board Member Affiliated with Investment Manager*

	Position held		Number of funds in the	Other present or past
	with funds and	Principal occupation	Fund Family overseen	directorships/ trusteeships	Committee
Name, address, age	length of service	during past five years	by Board member	(within past 5 years)	memberships
William F. Truscott 53600 Ameriprise Financial Center Minneapolis, MN 55474 Age 51	Board member since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002	Chairman of the Board, Columbia Management Investment Advisers, LLC (formerly RiverSource Investments, LLC) since May 2010 (previously President, Chairman of the Board and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, U.S. Asset Management & President, Annuities, Ameriprise Financial, Inc. since May 2010 (previously President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010 and Senior Vice President — Chief Investment Officer, 2001-2005); Director, President and Chief Executive Officer, Ameriprise Certificate Company since 2006; Director, Columbia Management Investment Distributors, Inc. (formerly RiverSource Fund Distributors, Inc.) since May 2010 (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010).	153	None	None

*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the investment manager or Ameriprise Financial.

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the funds’ other officers are:

Statement of Additional Information – Oct. 28, 2011	Page 141

Table 27. Fund Officers

Position held
	with funds and	Principal occupation
Name, address, age	length of service	during past five years
J. Kevin Connaughton 225 Franklin Street Boston, MA 02110 Age 47	President and Principal Executive Officer since 5/10 for RiverSource Funds and 2009 for Nations Funds	Senior Vice President and General Manager — Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Columbia Management Advisors, LLC, December 2004 -April 2010; Senior Vice President and Chief Financial Officer, Columbia Funds, June 2008 - January 2009; Treasurer, Columbia Funds, October 2003 - May 2008; Treasurer, the Liberty Funds, Stein Roe Funds and Liberty All-Star Funds, December 2000 -December 2006; Senior Vice President — Columbia Management Advisors, LLC, April 2003 - December 2004; President, Columbia Funds, Liberty Funds and Stein Roe Funds, February 2004 - October 2004

Amy K. Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Age 46	Vice President since 12/06 for RiverSource Funds and 5/10 for Nations Funds	Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC (formerly RiverSource Investments, LLC) since May 2010 (previously Chief Administrative Officer, 2009 — April 2010 and Vice President — Asset Management and Trust Company Services, 2006—2009 and Vice President — Operations and Compliance, 2004-2006); Director of Product Development — Mutual Funds, Ameriprise Financial, Inc., 2001-2004

Michael G. Clarke 225 Franklin Street Boston, MA 02110 Age 41	Treasurer since 1/11 and Chief Financial Officer since 4/11 for RiverSource Funds and Treasurer since 3/11 and Chief Financial Officer since 2009 for Nations Funds	Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, from September 2004 to April 2010; senior officer of Columbia Funds and affiliated funds since 2002

Scott R. Plummer 5228 Ameriprise Financial Center Minneapolis, MN 55474 Age 52	Senior Vice President and Chief Legal Officer since 12/06 and Assistant Secretary since 6/11 for RiverSource Funds and Senior Vice President and Chief Legal Officer since 5/10 and Assistant Secretary since 6/11 for Nations Funds	Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC (formerly RiverSource Investments, LLC) since June 2005; Vice President and Lead Chief Counsel — Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel — Asset Management, 2005-April 2010 and Vice President — Asset Management Compliance, 2004-2005); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. (formerly RiverSource Fund Distributors, Inc.) since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006

Michael A. Jones 225 Franklin Street Boston, MA 02110 Age 52	Senior Vice President since 5/10 for RiverSource Funds and Nations Funds	Vice President — Asset Management, Ameriprise Financial, Inc., since July 2011; Director and President, Columbia Management Investment Advisers, LLC since May 2010; President and Director, Columbia Management Investment Distributors, Inc. since May 2010; Manager, Chairman, Chief Executive Officer and President, Columbia Management Advisors, LLC, 2007 — April 2010; Chief Executive Officer, President and Director, Columbia Management Distributors, Inc., 2006 — April 2010; former Co-President and Senior Managing Director, Robeco Investment Management

Colin Moore 225 Franklin Street Boston, MA 02110 Age 53	Senior Vice President since 5/10 for RiverSource Funds and Nations Funds	Director and Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007- April 2010; Head of Equities, Columbia Management Advisors, LLC, 2002-September 2007

Statement of Additional Information – Oct. 28, 2011	Page 142

Position held
	with funds and	Principal occupation
Name, address, age	length of service	during past five years
Linda J. Wondrack 225 Franklin Street Boston, MA 02110 Age 47	Senior Vice President since 4/11 and Chief Compliance Officer since 5/10 for RiverSource Funds and 2007 for Nations Funds	Vice President and Chief Compliance Officer, Columbia Management Investment Advisers, LLC since May 2010; Director (Columbia Management Group, LLC and Investment Product Group Compliance), Bank of America, June 2005 - April 2010; Director of Corporate Compliance and Conflicts Officer, MFS Investment Management (investment management), August 2004 -May 2005

Stephen T. Welsh 225 Franklin Street Boston, MA 02110 Age 53	Vice President since 4/11 for RiverSource Funds and 2006 for Nations Funds	President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc. from July 2004 to April 2010; Managing Director, Columbia Management Distributors, Inc. from August 2007 to April 2010

Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Age 41	Vice President and Secretary since 4/11 for RiverSource Funds and 3/11 for Nations Funds	Vice President and Chief Counsel, Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel or Counsel from April 2004 to January 2010); Assistant Secretary of Legacy RiverSource Funds, January 2007 — April 2011 and of the Nations Funds, May 2010 — March 2011

Paul D. Pearson 10468 Ameriprise Financial Center Minneapolis, MN 55474 Age 55	Vice President since 4/11 and Assistant Treasurer since 199 for RiverSource Funds and Vice President and Assistant Treasurer since 6/11 for Nations Funds	Vice President — Investment Accounting, Columbia Management Investment Advisers, LLC, since May 2010; Vice President — Managed Assets, Investment Accounting, Ameriprise Financial Corporation, February 1998 to May 2010

Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 Age 42	Vice President and Chief Accounting Officer since 4/11 and Vice President since 3/11 and Chief Accounting Officer since 2008 for Nations Funds	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC from January 2006 to April 2010; Head of Tax/Compliance and Assistant Treasurer, Columbia Management Advisors, LLC, from November 2004 to December 2005

Paul B. Goucher 100 Park Avenue New York, NY 10017 Age 43	Vice President since 4/11 and Assistant Secretary since 11/08 for RiverSource Funds and 5/10 for Nations Funds	Vice President and Chief Counsel of Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel from November 2008 to January 2010); Director, Managing Director and General Counsel of J. & W. Seligman & Co. Incorporated (Seligman) from July 2008 to November 2008 and Managing Director and Associate General Counsel of Seligman from January 2005 to July 2008

Michael E. DeFao 225 Franklin Street Boston, MA 02110 Age 42	Vice President since 4/11 and Assistant Secretary since 5/10 for RiverSource Funds and 2011 for Nations Funds	Vice President and Chief Counsel, Ameriprise Financial since May 2010; Associate General Counsel Bank of America from June 2005 to April 2010

Responsibilities of Board with respect to fund management
The Board oversees management of the trusts/business corporations and the funds (collectively, the “funds”). The Board is chaired by an Independent Trustee who has significant additional responsibilities compared to the other Board members, including, among other things: setting the agenda for Board meetings, communicating and meeting regularly with Board members between Board and committee meetings on fund-related matters with the funds’ Chief Compliance Officer (“CCO”), counsel to the Independent Board Members, and representatives of the funds’ service providers and overseeing Board Services.

The Board initially approves an Investment Management Services Agreement and other contracts with the investment manager and its affiliates, and other service providers. Once the contracts are approved, the Board monitors the level and quality of services including commitments of service providers to achieve expected levels of investment performance and

Statement of Additional Information – Oct. 28, 2011	Page 143

shareholder services. Annually, the Board evaluates the services received under the contracts by receiving reports covering investment performance, shareholder services, marketing, and the investment manager’s profitability in order to determine whether to continue existing contracts or negotiate new contracts. The investment manager is responsible for day-to-day management and administration of the funds and management of the risks that arise from the funds’ investments and operations. The Board’s oversight of the investment manager and other service providers in the operation of the Trust includes oversight with respect to various risk management functions. The funds are subject to a number of risks, including investment, compliance, operational, and valuation risks, among others. Day-to-day risk management functions are subsumed within the responsibilities of the investment manager, the subadvisers and other service providers (depending on the nature of the risk), who carry out the funds’ investment management and business affairs. Each of the investment manager, the subadvisers and other service providers has its own, independent interest in risk management, and its policies and methods of carrying out risk management functions will depend, in part, on its analysis of the risks, functions and business models.

Risk oversight forms part of the Board’s general oversight of the funds and is addressed as part of various Board and Committee activities. The Board recognizes that it is not possible to identify all of the risks that may affect a fund or to develop processes and controls to eliminate or even mitigate their occurrence or effects. As part of its regular oversight of the trusts/business corporations, the Board, directly or through a Committee, interacts with and reviews reports from, among others, the investment manager, subadvisers, the independent registered public accounting firm for the funds, and internal auditors for the investment manager or its affiliates, as appropriate, regarding risks faced by the funds and relevant risk functions. The Board also meets periodically with the funds’ CCO, to receive reports regarding the compliance of the funds and their principal service providers with the federal securities laws and their internal compliance policies and procedures. The Board, with the assistance of the Investment Review Committee, reviews investment policies in connection with its review of the funds’ performance, and meets periodically with the portfolio managers of the funds to receive reports regarding the management of the funds, including various investment risks. As part of the Board’s periodic review of the funds’ advisory, subadvisory and other service provider agreements, the Board may consider risk management aspects of their operations and the functions for which they are responsible. In addition, the Board oversees processes that are in place to assure compliance with applicable rules, regulations and investment policies and addresses possible conflicts of interest.

Committees of the Board
The Board has organized the following standing committees to facilitate its work: Board Governance Committee, Compliance Committee, Contracts Committee, Executive Committee, Investment Review Committee and Audit Committee. These Committees are comprised solely of Independent Trustees (for these purposes, persons who are not affiliated persons of the investment manager or Ameriprise Financial). The table above describing each Trustee also includes their respective committee memberships. The duties of these committees are described below.

Mr. Lewis, as Chair of the Board, acts as a point of contact between the Independent Trustees and the investment manager between Board meetings in respect of general matters.

Board Governance Committee  — Recommends to the Board the size, structure and composition of the Board and its committees; the compensation to be paid to members of the Board; and a process for evaluating the Board’s performance. The committee also reviews candidates for Board membership including candidates recommended by shareholders. The committee also makes recommendations to the Board regarding responsibilities and duties of the Board, oversees proxy voting and supports the work of the Board Chair in relation to furthering the interests of the Funds and their shareholders on external matters.

To be considered as a candidate for trustee, recommendations must include a curriculum vitae and be mailed to the Chair of the Board, Columbia Family of Funds, 901 Marquette Avenue South, Suite 2810, Minneapolis, MN 55402- 3268. To be timely for consideration by the committee, the submission, including all required information, must be submitted in writing not less than 120 days before the date of the proxy statement for the previous year’s annual meeting of shareholders, if such a meeting is held. The committee will consider only one candidate submitted by such a shareholder or group for nomination for election at a meeting of shareholders. The committee will not consider self-nominated candidates or candidates nominated by members of a candidate’s family, including such candidate’s spouse, children, parents, uncles, aunts, grandparents, nieces and nephews.

The committee will consider and evaluate candidates submitted by the nominating shareholder or group on the basis of the same criteria as those used to consider and evaluate candidates submitted from other sources. The committee may take into account a wide variety of factors in considering trustee candidates, including (but not limited to): (i) the candidate’s knowledge in matters relating to the investment company industry; (ii) any experience possessed by the candidate as a director or senior officer of other public or private companies; (iii) the candidate’s educational background; (iv) the candidate’s reputation for high ethical standards and personal and professional integrity; (v) any specific financial, technical or other expertise possessed by the candidate, and the extent to which such expertise would complement the Board’s existing

Statement of Additional Information – Oct. 28, 2011	Page 144

mix of skills and qualifications; (vi) the candidate’s perceived ability to contribute to the ongoing functions of the Board, including the candidate’s ability and commitment to attend meetings regularly, work collaboratively with other members of the Board and carry out his or her duties in the best interests of the fund; (vii) the candidate’s ability to qualify as an independent trustee; and (viii) such other criteria as the committee determines to be relevant in light of the existing composition of the Board and any anticipated vacancies or other factors.

Members of the committee (and/or the Board) also meet personally with each nominee to evaluate the candidate’s ability to work effectively with other members of the Board, while also exercising independent judgment. Although the Board does not have a formal diversity policy, the Board endeavors to comprise itself of members with a broad mix of professional and personal backgrounds. Thus, the committee and the Board accorded particular weight to the individual professional background of each Independent Trustee, as encapsulated in their bios included in Table 26.

The Board believes that the funds are well-served by a Board, the membership of which consists of persons that represent a broad mix of professional and personal backgrounds. In considering nominations, the Committee takes the following matrix into account in assessing how a candidate’s professional background would fit into the mix of experiences represented by the then-current Board.

PROFESSIONAL BACKGROUND
Audit
		For Profit;	Non-Profit;					Committee;
		CIO/CFO;	Government;		Legal;			Financial
Name	Geographic	CEO/COO	CEO	Investment	Regulatory	Political	Academic	Expert

Blatz	MN		X		X	X

Boudreau	MA	X		X				X

Carlton	NY			X	X			X

Carmichael	IL	X		X	X			X

Flynn	MA						X

Hawkins	CA	X		X				X

Hilliard	CA	X

Lewis	MN		X				X

Maher	CT	X		X				X

Nagorniak	MA	X		X

Paglia	NY	X		X				X

Richie	MI	X			X

Santomero	PA		X				X

Shaw	SC	X		X

Taunton-Rigby	MA	X		X				X

With respect to the trusteeship of Mr. Truscott, who is not an Independent Trustee, the committee and the Board have concluded that having a senior member of the investment manager serve on the Board can facilitate the Independent Trustees’ increased access to information regarding the funds’ investment manager, which is the funds’ most significant service provider. With respect to the trusteeship of Dr. Santomero, the committee and the Board have concluded that, despite his lack of technical independence of the funds under the 1940 Act (arising from his board service to Citigroup, Inc. and Citigroup, N.A.), he could serve with “substantive independence” primarily since he has no financial interest or relationship with the investment manager or Ameriprise Financial. The committee and the Board also took into account Dr. Santomero’s broad array of experiences from management consulting to academia to public service, which can complement well the mix of experiences represented by the other Board members.

Compliance Committee — Supports the Funds’ maintenance of a strong compliance program by providing a forum for independent Board members to consider compliance matters impacting the Funds or their key service providers; developing and implementing, in coordination with the Funds’ Chief Compliance Officer (CCO), a process for the review and consideration of compliance reports that are provided to the Board; and providing a designated forum for the Funds’ CCO to meet with independent Board members on a regular basis to discuss compliance matters.

Contracts Committee — Reviews and oversees the contractual relationships with service providers. Receives and analyzes reports covering the level and quality of services provided under contracts with the fund and advises the Board regarding actions taken on these contracts during the annual review process.

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Executive Committee — Acts for the Board between meetings of the Board.

Investment Review Committee — Reviews and oversees the management of the Funds’ assets. Considers investment management policies and strategies; investment performance; risk management techniques; and securities trading practices and reports areas of concern to the Board.

Audit Committee — Oversees the accounting and financial reporting processes of the Funds and internal controls over financial reporting. Oversees the quality and integrity of the Funds’ financial statements and independent audits as well as the Funds’ compliance with legal and regulatory requirements relating to the Funds’ accounting and financial reporting, internal controls over financial reporting and independent audits. The committee also makes recommendations regarding the selection of the Funds’ independent auditor and reviews and evaluates the qualifications, independence and performance of the auditor. The committee oversees the funds’ risks by, among other things, meeting with the funds’ internal auditors, establishing procedures for the confidential, anonymous submission by employees of concerns about accounting or audit matters, and overseeing the funds’ Disclosure Controls and Procedures.

This table shows the number of times the committees met during each fund’s most recent fiscal period. The table is organized by fiscal year end. You can find your fund’s fiscal year end in Table 1.

Table 28. Committee Meetings

	Board					Investment
	Governance	Compliance	Contracts	Distribution	Executive	Review	Audit
Fiscal Period	Committee	Committee	Committee	Committee*	Committee	Committee	Committee
For funds with fiscal period ending January 31	6	5	6	N/A	0	5	8

For funds with fiscal period ending March 31	6	5	6	N/A	0	6	8

For funds with fiscal period ending April 30	6	5	6	N/A	0	6	8

For funds with fiscal period ending May 31	6	5	6	N/A	0	6	8

For funds with fiscal period ending June 30	6	5	6	N/A	0	6	8

For funds with fiscal period ending July 31	6	5	6	N/A	0	6	8

For funds with fiscal period ending August 31	6	5	6	N/A	0	6	8

For funds with fiscal period ending September 30	5	5	6	1	0	5	7

For funds with fiscal period ending October 31	5	5	6	1	0	5	7

For funds with fiscal period ending November 30	5	5	6	0	0	5	7

For funds with fiscal period ending December 31	6	5	6	0	0	5	8

*	Effective January 2011, the Distribution Committee was dissolved.

Statement of Additional Information – Oct. 28, 2011	Page 146

BOARD MEMBER HOLDINGS

The following table shows the Board members’ dollar range of equity securities beneficially owned on Dec. 31, 2010 of each individual fund owned by a Board member, and the aggregate dollar range of equity securities of all funds overseen by the Board members.

Table 29. Board Member Holdings

Based on net asset values as of Dec. 31, 2010:

Aggregate dollar range
		Dollar range of	of equity securities of all
		equity securities in	Funds overseen by
Board Member*	Fund	the fund	Board Member
Kathleen Blatz	Columbia Absolute Return Currency and Income Fund	$50,001-$100,000	Over $100,000

	Columbia Dividend Opportunity Fund	Over $100,000

	Columbia Emerging Markets Bond Fund	Over 100,000

	Columbia Emerging Markets Opportunity Fund	$10,001-$50,000

	Columbia Energy and Natural Resources Fund	$50,001-$100,000

	Columbia Frontier Fund	$50,001-$100,000

	Columbia Income Opportunities Fund	$50,001-$100,000

	Columbia Multi-Advisor Small Cap Value Fund	$50,001-$100,000

	Columbia Seligman Communications and Information Fund	$10,001-$50,000

	Columbia Strategic Allocation Fund	Over $100,000

	RiverSource LaSalle International Real Estate Fund, Inc.	$1-$10,000

	RiverSource Precious Metals and Mining Fund	$50,001-$100,000

	RiverSource Real Estate Fund	$50,001-$100,000

	Seligman National Municipal Fund	$1-$10,000

	Threadneedle International Opportunity Fund	Over $100,000

	Tri-Continental Corporation	$1-$10,000

Pamela Carlton	Columbia Absolute Return Currency and Income Fund	$1-$10,000	Over $100,000***

	Columbia Diversified Equity Income Fund	$10,001-$50,000

	Columbia Emerging Markets Opportunity Fund	$1-$10,000

	Columbia Floating Rate Fund**	$50,001-$100,000

	Columbia Global Equity Fund	$1-$10,000

	Columbia Money Market Fund**	$1-$10,000

	RiverSource LaSalle International Real Estate Fund	$1-$10,000

	RiverSource Short Duration U.S. Government Fund	$50,001-$100,000

	Seligman National Municipal Fund	$1-$10,000

	Tri-Continental Corporation	$1-$10,000

Statement of Additional Information – Oct. 28, 2011	Page 147

Aggregate dollar range
		Dollar range of	of equity securities of all
		equity securities in	Funds overseen by
Board Member*	Fund	the fund	Board Member
Patricia M. Flynn	Columbia Money Market Fund**	$10,001-$50,000	Over $100,000***

	Columbia Portfolio Builder Moderate Aggressive Fund**	$50,001-$100,000

	Columbia Seligman Communications and Information Fund**	$50,001-$100,000

	Columbia Strategic Allocation Fund**	Over $100,000

	RiverSource LaSalle International Real Estate Fund, Inc.	$1-$10,000

	RiverSource S&P 500 Index Fund**	$50,001-$100,000

	Seligman Growth Fund**	$10,001-$50,000

	Threadneedle International Opportunity Fund**	$50,001-$100,000

	Tri-Continental Corporation	$10,001-$50,000

Stephen R. Lewis, Jr.	Columbia 120/20 Contrarian Equity Fund	$10,001-$50,000	Over $100,000***

	Columbia Absolute Return Currency and Income Fund	$10,001-$50,000

	Columbia Diversified Bond Fund	$1-$10,000

	Columbia Diversified Equity Income Fund	$10,001-$50,000

	Columbia Dividend Opportunity Fund	$10,001-$50,000

	Columbia Emerging Markets Bond Fund**	$50,001-$100,000

	Columbia Emerging Markets Opportunity Fund**	$50,001-$100,000

	Columbia Global Bond Fund	$10,001-$50,000

	Columbia Income Opportunities Fund**	$50,001-$100,000

	Columbia Large Growth Quantitative Fund**	$10,001-$50,000

	Columbia Limited Duration Credit Fund**	Over $100,000

	Columbia Mid Cap Growth Opportunity Fund	$10,001-$50,000

	Columbia Money Market Fund**	$10,001-$50,000

	Columbia Select Large-Cap Value Fund**	Over $100,000

	Columbia Seligman Communications and Information Fund, Inc.**	Over $100,000

	Columbia Strategic Allocation Fund	$10,001-$50,000

	RiverSource LaSalle International Real Estate Fund, Inc.	$10,001-$50,000

	Threadneedle Global Equity Income Fund	$10,001-$50,000

	Threadneedle International Opportunity Fund**	$10,001-$50,000

	Tri-Continental Corporation	$1-$10,000

John F. Maher	Columbia Money Market Fund**	$10,001-$50,000	Over $100,000***

	Columbia Seligman Communications and Information Fund, Inc.**	Over $100,000

	RiverSource LaSalle International Real Estate Fund, Inc.	$1-$10,000

	Seligman National Municipal Fund	$10,001-$50,000

	Tri-Continental Corporation	$50,001-$100,000

Statement of Additional Information – Oct. 28, 2011	Page 148

Aggregate dollar range
		Dollar range of	of equity securities of all
		equity securities in	Funds overseen by
Board Member*	Fund	the fund	Board Member
Catherine James Paglia	Columbia Floating Rate Fund**	Over $100,000	Over $100,000***

	Columbia Money Market Fund**	$10,001-$50,000

	Columbia Seligman Communications and Information Fund, Inc.**	Over $100,000

	RiverSource LaSalle International Real Estate Fund, Inc.	$1-$10,000

	Tri-Continental Corporation	$1-$10,000

Leroy C. Richie	Columbia Diversified Bond Fund	$1-$10,000	Over $100,000

	Columbia Emerging Markets Opportunity Fund	$1-$10,000

	Columbia Frontier Fund, Inc.	$1-$10,000

	Columbia Global Equity Fund	$1-$10,000

	Columbia High Yield Bond Fund	$1-$10,000

	Columbia Large Core Quantitative Fund	$1-$10,000

	Columbia Select Large-Cap Value Fund	$1-$10,000

	Columbia Select Smaller-Cap Value Fund	$1-$10,000

	Columbia Seligman Communications and Information Fund, Inc.	$1-$10,000

	Columbia Seligman Global Technology Fund	$1-$10,000

	RiverSource Balanced Fund	$1-$10,000

	RiverSource LaSalle International Real Estate Fund, Inc.	$1-$10,000

	RiverSource Partners International Select Growth Fund	$1-$10,000

	RiverSource Partners International Small Cap Fund	$1-$10,000

	RiverSource Short Duration U.S. Government Fund	$1-$10,000

	Seligman Capital Fund, Inc.	$1-$10,000

	Seligman Growth Fund, Inc.	$1-$10,000

	Seligman National Municipal Fund	$1-$10,000

	Tri-Continental Corporation	$50,001-$100,000

Alison Taunton Rigby	Columbia 120/20 Contrarian Equity Fund	$10,001-$50,000	Over $100,000

	Columbia Absolute Return Currency and Income Fund	$50,001-$100,000

	Columbia Diversified Equity Income Fund	$10,001-$50,000

	Columbia Emerging Markets Opportunity Fund	Over $100,000

	Columbia Income Builder Fund III	Over $100,000

	Columbia Mid Cap Value Opportunity Fund	$50,001-$100,000

	Columbia Multi-Advisor Small Cap Value Fund	$50,001-$100,000

	Columbia Seligman Communications and Information Fund	$50,001-$100,000

	Columbia Strategic Allocation Fund	Over $100,000

	RiverSource Partners International Select Growth Fund	Over $100,000

	Seligman Growth Fund, Inc.	$50,001-$100,000

	Seligman LaSalle International Real Estate Fund, Inc.	$1-$10,000

	Seligman National Municipal Fund	$1-$10,000

	Tri-Continental Corporation	$1-$10,000

Statement of Additional Information – Oct. 28, 2011	Page 149

Aggregate dollar range
		Dollar range of	of equity securities of all
		equity securities in	Funds overseen by
Board Member*	Fund	the fund	Board Member
William F. Truscott	Columbia 120/20 Contrarian Equity Fund	$50,001-$100,000	Over $100,000

	Columbia Absolute Return Currency and Income Fund	$10,001-$50,000

	Columbia Acorn International Fund	Over $100,000

	Columbia Acorn Select Fund	Over $100,000

	Columbia Contrarian Core Fund	$50,001-$100,000

	Columbia Corporate Income Fund	$10,001-$50,000

	Columbia Diversified Bond Fund	$10,001-$50,000

	Columbia Diversified Equity Income Fund	$10,001-$50,000

	Columbia Dividend Income Fund	$1-$10,000

	Columbia Dividend Opportunity Fund	$10,001-$50,000

	Columbia Emerging Markets Bond Fund	$1-$10,000

	Columbia Emerging Markets Fund	$10,001-$50,000

	Columbia Emerging Markets Opportunity Fund	$10,001-$50,000

	Columbia Equity Value Fund	$10,001-$50,000

	Columbia Global Bond Fund	Over $100,000

	Columbia Global Equity Fund	Over $100,000

	Columbia High Yield Bond Fund	Over $100,000

	Columbia Income Opportunities Fund	$50,001-$100,000

	Columbia Large Core Quantitative Fund	Over $100,000

	Columbia Large Growth Quantitative Fund	$10,001-$50,000

	Columbia Large Value Quantitative Fund	$50,001-$100,000

	Columbia Limited Duration Credit Fund	Over $100,000

	Columbia Mid Cap Growth Fund	$10,001-$50,000

	Columbia Mid Cap Value Opportunity Fund	$50,001-$100,000

	Columbia Money Market Fund	$1-$10,000

	Columbia Multi-Advisor International Value Fund	$10,001-$50,000

	Columbia Portfolio Builder Moderate Aggressive	$50,001-$100,000

	Columbia Retirement Plus 2035 Fund	$10,001-$50,000

	Columbia Select Large-Cap Growth Fund	$10,001-$50,000

	Columbia Select Large-Cap Value Fund	$10,001-$50,000

	Columbia Select Smaller-Cap Value Fund	Over $100,000

	Columbia Seligman Communications and Information Fund, Inc.	$10,001-$50,000

	Columbia Seligman Global Technology Fund	$50,001-$100,000

	Columbia Seligman Premium Technology Growth Fund, Inc.	$10,001-$50,000

	Columbia Small Cap Core Fund	$10,001-$50,000

	Columbia Small Cap Value Fund I	$10,001-$50,000

	Columbia Strategic Allocation Fund	Over $100,000

	RiverSource Disciplined International Equity Fund	Over $100,000

	RiverSource Disciplined Small and Mid Cap Equity Fund	$50,001-$100,000

	RiverSource LaSalle International Real Estate Fund, Inc.	$1-$10,000

Statement of Additional Information – Oct. 28, 2011	Page 150

Aggregate dollar range
		Dollar range of	of equity securities of all
		equity securities in	Funds overseen by
Board Member*	Fund	the fund	Board Member
	RiverSource Partners International Select Growth Fund	Over $100,000

	RiverSource Strategic Income Allocation Fund	Over $100,000

	Seligman Growth Fund	Over $100,000

	Seligman National Municipal Fund	$1-$10,000

	Tri-Continental Corporation	$10,001-$50,000

*	Mr. Boudreau, Mr. Carmichael, Mr. Hawkins, Mr. Hilliard, Ms. Shaw, Mr. Nagorniak and Mr. Santomero joined the Board effective June 1, 2011.

**	Deferred compensation invested in share equivalents:

A. Carlton	Columbia Floating Rate Fund	$50,001-$100,000
	Columbia Money Market Fund	$1-$10,000
B. Flynn	Columbia Money Market Fund	$10,001-$50,000
	Columbia Portfolio Builder Moderately Aggressive Fund	$50,001-$100,001
	Columbia Seligman Communications and Information Fund, Inc.	$50,001-$100,000
	Columbia Strategic Allocation Fund	$50,001-$100,000
	RiverSource S&P 500 Index Fund	$50,001-$100,000
	Seligman Growth Fund	$10,001-$50,000
	Threadneedle International Opportunity Fund	$50,001-$100,000
C. Lewis	Columbia Emerging Markets Bond Fund	$50,001-$100,000
	Columbia Emerging Markets Opportunity Fund	$10,001-$50,000
	Columbia Income Opportunities Fund	$10,001-$50,000
	Columbia Large Growth Quantitative Fund	$10,001-$50,000
	Columbia Limited Duration Credit Fund	Over $100,000
	Columbia Money Market Fund	$10,001-$50,000
	Columbia Select Large-Cap Value Fund	Over $100,000
	Columbia Seligman Communications and Information Fund, Inc.	$50,001-$100,000
	Threadneedle International Opportunity Fund	$10,001-$50,000
D. Maher	Columbia Money Market Fund	$10,001-$50,000
	Columbia Seligman Communications and Information Fund, Inc.	Over $100,000
E. Paglia	Columbia Floating Rate Fund	Over $100,000
	Columbia Money Market Fund	$10,001-$50,000
	Columbia Seligman Communications and Information Fund, Inc.	Over $100,000

***	Total includes deferred compensation invested in share equivalents.

As of 30 days prior to the date of this SAI, William F. Truscott owned 1.07% of Columbia Retirement Plus 2035 Fund Class A shares, 2.11% of Columbia Flexible Capital Income Fund Class A Shares and 44.27% of Columbia Absolute Return Emerging Markets Macro Fund Class A shares. The Board members and officers as a group owned less than 1% of the outstanding shares of any class of any other Columbia or RiverSource fund.

Statement of Additional Information – Oct. 28, 2011	Page 151

COMPENSATION OF BOARD MEMBERS

Total compensation. The following table shows the total compensation paid to independent Board members from all the funds in the last fiscal period.

Table 30. Board Member Compensation – All Funds

	Total Cash Compensation from
Board member(a)	Funds Paid to Board member
Kathleen Blatz	$208,963

Arne H. Carlson(b)	82,622

Edward Boudreau	53,750	(c)

Pamela Carlton	196,463	(c)

William Carmichael	51,250

Patricia Flynn	204,481	(c)

William Hawkins	53,750	(c)

R. Glenn Hilliard	51,250

Anne P. Jones(d)	143,796

Jeffry Laikind(e)	50,991	(c)

Stephen Lewis, Jr.	428,544	(c)

John Maher	197,500	(c)

John Nagorniak	51,250	(c)

Catherine Paglia	208,963	(c)

Leroy Richie	203,963

Anthony Santomero	53,750

Minor Shaw	51,250	(c)

Alison Taunton-Rigby	201,463	(c)

(a)	Board member compensation is paid by the funds and is comprised of a combination of a base fee and meeting fees, with the exception of the Chair of the Board, who receives a base annual compensation. Payment of compensation is administered by a company providing limited administrative services to the funds and to the Board. Compensation noted in the table does not include amounts paid by Ameriprise Financial to Board members for attendance at Board and committee meetings relating to Ameriprise Financial’s acquisition of the long-term asset management business of Columbia Management Group, LLC, including certain of its affiliates. The Chair of the Board did not receive any such compensation from Ameriprise Financial. Mr. Boudreau, Mr. Carmichael, Mr. Hawkins, Mr. Hilliard, Ms. Shaw, Mr. Nagorniak and Mr. Santomero joined the Board effective June 1, 2011.

(b)	Mr. Carlson ceased serving as a member of the Board effective Dec. 31, 2010.

(c)	Mr. Boudreau, Ms. Carlton, Ms. Flynn, Mr. Hawkins, Mr. Laikind, Mr. Lewis, Mr. Maher, Mr. Nagorniak, Ms. Paglia, Mr. Shaw and Ms. Tauton-Rigby elected to defer a portion of the total cash compensation payable during the period in the amount of $5,375, $26,875, $102,500, $16,125, $38,438, $86,000, $197,500, $15,375, $67,917, $25,625 and $53,750, respectively. Amount deferred by fund is set forth in Table 31. Additional information regarding the deferred compensation plan is described below.

(d)	Ms. Jones ceased serving as a member of the Board effective April 14, 2011.

(e)	Mr. Laikind ceased serving as a member of the Board effective Nov. 11, 2010.

The Independent Trustees determine the amount of compensation that they receive, including the amount paid to the Chair of the Board. In determining compensation for the Independent Trustees, the Independent Trustees take into account a variety of factors including, among other things, their collective significant work experience (e.g., in business and finance, government or academia). The Independent Trustees also recognize that these individuals’ advice and counsel are in demand by other organizations, that these individuals may reject other opportunities because the time demands of their duties as Independent Trustees, and that they undertake significant legal responsibilities. The Independent Trustees also consider the compensation paid to independent board members of other mutual fund complexes of comparable size. In determining the compensation paid to the Chair, the Independent Trustees take into account, among other things, the Chair’s significant additional responsibilities (e.g., setting the agenda for Board meetings, communicating or meeting regularly with the Funds’ Chief Compliance Officer, Counsel to the Independent Trustees, and the Funds’ service providers) which result in a significantly greater time commitment required of the Board Chair. The Chair’s compensation, therefore, has generally been set at a level between 2.5 and 3 times the level of compensation paid to other independent Board members.

Effective June 1, 2011, independent Board members will be paid an annual retainer of $165,000. Committee Chairs each receive an additional annual retainer of $20,000 and subcommittee Chairs each receive an additional annual retainer of $5,000. In addition, Independent Trustees are paid the following fees for attending Board and committee meetings:

Statement of Additional Information – Oct. 28, 2011	Page 152

$5,000 per day of in-person Board meetings and $2,500 per day of in-person committee or sub-committee meetings (if such meetings are not held on the same day as a Board meeting). Independent Trustees are not paid for special meetings conducted by telephone. In 2011, the Board’s Chair will receive total annual cash compensation of $430,000.

The Independent Trustees may elect to defer payment of up to 100% of the compensation they receive in accordance with a Deferred Compensation Plan (the Deferred Plan). Under the Deferred Plan, a Board member may elect to have his or her deferred compensation treated as if they had been invested in shares of one or more Columbia funds and the amount paid to the Board member under the Deferred Plan will be determined based on the performance of such investments. Distributions may be taken in a lump sum or over a period of years. The Deferred Plan will remain unfunded for federal income tax purposes under the Internal Revenue Code of 1986, as amended. It is anticipated that deferral of Board member compensation in accordance with the Deferred Plan will have, at most, a negligible impact on fund assets and liabilities.

Compensation from each fund. The following table shows the compensation paid to independent Board members from each fund during its last fiscal period.

Table 31. Board Member Compensation — Individual Funds

	Aggregate Compensation from Fund
																		Taunton-
Fund	Blatz	Boudreau(a)	Carlson(b)	Carlton	Carmichael(a)	Flynn	Hawkins(a)	Hilliard(a)	Jones(c)	Laikind(d)	Lewis	Maher	Nagorniak(a)	Paglia	Richie	Santomero(a)	Shaw(a)	Rigby
For funds with fiscal period ending January 31

Columbia Income Builder Fund	*	N/A	*	*	N/A	*	N/A	N/A	*	*	*	*	N/A	*	*	N/A	N/A	*

Columbia Portfolio Builder Aggressive	*	N/A	*	*	N/A	*	N/A	N/A	*	*	*	*	N/A	*	*	N/A	N/A	*

Columbia Portfolio Builder Conservative	*	N/A	*	*	N/A	*	N/A	N/A	*	*	*	*	N/A	*	*	N/A	N/A	*

Columbia Portfolio Builder Moderate	*	N/A	*	*	N/A	*	N/A	N/A	*	*	*	*	N/A	*	*	N/A	N/A	*

Columbia Portfolio Builder Moderate Aggressive	*	N/A	*	*	N/A	*	N/A	N/A	*	*	*	*	N/A	*	*	N/A	N/A	*

Columbia Portfolio Builder Moderate Conservative	*	N/A	*	*	N/A	*	N/A	N/A	*	*	*	*	N/A	*	*	N/A	N/A	*

For funds with fiscal period ending March 31

Columbia Equity Value — total	$1,573	N/A	$1,393	$1,516	N/A	$1,633	N/A	N/A	$1,554	$1,163	$3,149	$1,634	N/A	$1,592	$1,555	N/A	N/A	$1,555

Amount deferred	0	N/A	0	0	N/A	854	N/A	N/A	0	901	679	1,634	N/A	188	0	N/A	N/A	0

For funds with fiscal period ending April 30

Columbia 120/20 Contrarian Equity — total	68	N/A	55	65	N/A	70	N/A	N/A	68	45	139	71	N/A	69	66	N/A	N/A	66
Amount deferred	0	N/A	0	0	N/A	37	N/A	N/A	0	36	30	71	N/A	11	0	N/A	N/A	0

Columbia Recovery and Infrastructure — total	1,381	N/A	937	1,301	N/A	1,405	N/A	N/A	1,404	741	2,799	1,396	N/A	1,401	1,341	N/A	N/A	1,341
Amount deferred	0	N/A	0	0	N/A	732	N/A	N/A	0	579	600	1,396	N/A	303	0	N/A	N/A	0

Columbia Retirement Plus 2010	*	N/A	*	*	N/A	*	N/A	N/A	*	*	*	*	N/A	*	*	N/A	N/A	*

Columbia Retirement Plus 2015	*	N/A	*	*	N/A	*	N/A	N/A	*	*	*	*	N/A	*	*	N/A	N/A	*

Columbia Retirement Plus 2020	*	N/A	*	*	N/A	*	N/A	N/A	*	*	*	*	N/A	*	*	N/A	N/A	*

Columbia Retirement Plus 2025	*	N/A	*	*	N/A	*	N/A	N/A	*	*	*	*	N/A	*	*	N/A	N/A	*

Columbia Retirement Plus 2030	*	N/A	*	*	N/A	*	N/A	N/A	*	*	*	*	N/A	*	*	N/A	N/A	*

Columbia Retirement Plus 2035	*	N/A	*	*	N/A	*	N/A	N/A	*	*	*	*	N/A	*	*	N/A	N/A	*

Columbia Retirement Plus 2040	*	N/A	*	*	N/A	*	N/A	N/A	*	*	*	*	N/A	*	*	N/A	N/A	*

Columbia Retirement Plus 2045	*	N/A	*	*	N/A	*	N/A	N/A	*	*	*	*	N/A	*	*	N/A	N/A	*

For funds with fiscal period ending May 31

Columbia Absolute Return Emerging Markets Macro — total	1	N/A	0	2	N/A	2	N/A	N/A	0	0	5	2	N/A	2	1	N/A	N/A	1

Amount deferred	0	N/A	0	0	N/A	1	N/A	N/A	0	0	1	2	N/A	1	0	N/A	N/A	0

Columbia Absolute Return Enhanced Multi-Strategy — total	3	N/A	0	3	N/A	3	N/A	N/A	0	0	11	3	N/A	4	3	N/A	N/A	3

Amount deferred	0	N/A	0	0	N/A	1	N/A	N/A	0	0	2	3	N/A	2	0	N/A	N/A	0

Columbia Absolute Return Multi-Strategy — total	6	N/A	0	6	N/A	6	N/A	N/A	0	0	19	6	N/A	6	5	N/A	N/A	5

Amount deferred	0	N/A	0	0	N/A	3	N/A	N/A	0	0	4	6	N/A	3	0	N/A	N/A	0

Columbia High Yield Bond — total	3,568	N/A	2,466	3,388	N/A	3,573	N/A	N/A	3,407	1,928	7,188	3,555	N/A	3,613	3,478	N/A	N/A	3,478

Amount deferred	0	N/A	0	0	N/A	1,869	N/A	N/A	0	1,494	1,308	3,555	N/A	737	0	N/A	N/A	0

Columbia Multi-Advisor Small Cap Value — total	823	N/A	545	781	N/A	824	N/A	N/A	784	427	1,719	820	N/A	834	803	N/A	N/A	803

Amount deferred	0	N/A	0	0	N/A	431	N/A	N/A	0	332	361	820	N/A	179	0	N/A	N/A	0

Columbia U.S. Government Mortgage — total	670	N/A	352	633	N/A	658	N/A	N/A	614	276	1,407	656	N/A	675	644	N/A	N/A	644

Amount deferred	0	N/A	0	0	N/A	341	N/A	N/A	0	214	292	656	N/A	185	0	N/A	N/A	0

For funds with fiscal period ending June 30

Columbia Dividend Opportunity — total	3,226	$304	1,638	3,011	$276	3,178	$301	$276	2,715	1,109	6,622	3,033	$273	3,235	3,139	$306	$270	3,095

Amount deferred	0	29	0	146	0	1,608	87	0	0	849	1,355	3,033	79	909	0	0	132	291

For funds with fiscal period ending July 31

Columbia Floating Rate — total	974	372	198	875	193	928	184	193	703	251	1,990	866	172	941	954	205	159	870

Amount deferred	0	0	13	67	0	452	40	0	0	193	386	866	38	292	0	0	63	134

Columbia Income Opportunities — total	2,252	801	475	2,094	449	2,191	468	449	1,594	549	4,575	2,133	439	2,227	2,180	478	433	2,119

Amount deferred	0	0	45	223	0	1,101	134	0	0	422	924	2,133	125	759	0	0	209	446

Columbia Inflation Protected Securities — total	1,096	576	179	995	175	1,051	164	175	853	398	2,220	1,002	154	1,060	1,069	186	140	983

Amount deferred	0	0	11	56	0	517	34	0	0	307	438	1,002	32	264	0	0	53	112

Columbia Large Core Quantitative — total	6,971	3,737	767	6,557	718	6,918	769	718	5,827	2,553	14,501	6,825	721	7,019	6,781	766	722	6,743

Amount deferred	0	0	78	388	0	3,528	233	0	0	1,964	2,995	6,825	218	1,893	0	0	363	776

Columbia Limited Duration Credit — total	1,342	617	232	1,227	224	1,293	218	224	1,023	416	2,733	1,235	205	1,311	1,308	238	193	1,226

Amount deferred	0	0	17	86	0	639	52	0	0	320	542	1,235	48	372	0	0	81	172

RiverSource Money Market — total	4,605	2,591	512	4,323	483	4,563	506	483	3,858	1,786	9,550	4,499	475	4,617	4,482	515	470	4,424

Amount deferred	0	0	49	244	0	2,322	146	0	0	1,375	1,969	4,499	137	1,190	0	0	229	488

For funds with fiscal period ending August 31

Columbia Diversified Bond — total	9,309	4,447	1,400	8,770	1,333	9,107	1,410	1,333	7,410	2,749	19,281	8,852	1,345	9,392	9,052	1,395	1,354	9,037

Amount deferred	0	0	144	722	0	4,581	433	0	0	2,072	3,883	8,852	413	2,749	0	0	688	1,443

Columbia Marsico Flexible Capital(e) — total	238	4	150	167	155	176	127	155	58	1	435	110	122	175	236	162	100	113

Amount deferred	0	0	5	23	0	58	14	0	0	1	50	110	13	57	0	0	22	47

Columbia Minnesota Tax-Exempt — total	769	306	208	671	209	696	187	209	507	191	1,529	621	178	713	750	219	158	633

Amount deferred	0	0	11	56	0	321	33	0	0	144	272	621	32	195	0	0	53	111

Statement of Additional Information – Oct. 28, 2011	Page 153

	Aggregate Compensation from Fund
																		Taunton-
Fund	Blatz	Boudreau(a)	Carlson(b)	Carlton	Carmichael(a)	Flynn	Hawkins(a)	Hilliard(a)	Jones(c)	Laikind(d)	Lewis	Maher	Nagorniak(a)	Paglia	Richie	Santomero(a)	Shaw(a)	Rigby
For funds with fiscal period ending September 30

Columbia Diversified Equity Income — total	$10,932	N/A	$12,190	$10,623	N/A	$11,419	N/A	N/A	$11,084	$11,344	$22,170	$11,356	N/A	$11,083	$10,775	N/A	N/A	$10,775

Amount deferred	0	N/A	0	1,074	N/A	5,407	N/A	N/A	0	6,674	4,432	11,356	N/A	0	0	N/A	N/A	0

Columbia Large Growth Quantitative — total	1,782	N/A	1,986	1,731	N/A	1,859	N/A	N/A	1,806	1,846	3,604	1,848	N/A	1,806	1,755	N/A	N/A	1,755

Amount deferred	0	N/A	0	176	N/A	878	N/A	N/A	0	1,083	720	1,848	N/A	0	0	N/A	N/A	0

Columbia Large Value Quantitative — total	645	N/A	718	626	N/A	672	N/A	N/A	654	668	1,311	669	N/A	654	635	N/A	N/A	635

Amount deferred	0	N/A	0	66	N/A	317	N/A	N/A	0	387	261	669	N/A	0	0	N/A	N/A	0

Columbia Mid Cap Value Opportunity — total	5,352	N/A	6,001	5,216	N/A	5,636	N/A	N/A	5,433	5,595	10,813	5,602	N/A	5,433	5,296	N/A	N/A	5,296

Amount deferred	0	N/A	0	477	N/A	2,703	N/A	N/A	0	3,397	2,187	5,602	N/A	0	0	N/A	N/A	0

Columbia Strategic Allocation — total	2,819	N/A	3,132	2,737	N/A	2,936	N/A	N/A	2,857	2,916	5,735	2,918	N/A	2,857	2,775	N/A	N/A	2,775

Amount deferred	0	N/A	0	289	N/A	1,382	N/A	N/A	0	1,690	1,140	2,918	N/A	0	0	N/A	N/A	0

For funds with fiscal period ending October 31

Columbia Absolute Return Currency and Income — total	498	N/A	553	483	N/A	518	N/A	N/A	504	515	988	515	N/A	504	490	N/A	N/A	490

Amount deferred	0	N/A	0	42	N/A	248	N/A	N/A	0	315	201	515	N/A	0	0	N/A	N/A	0

Columbia Asia Pacific ex-Japan — total	424	N/A	506	419	N/A	452	N/A	N/A	428	456	914	452	N/A	429	424	N/A	N/A	424

Amount deferred	0	N/A	0	14	N/A	232	N/A	N/A	0	325	195	452	N/A	0	0	N/A	N/A	0

Columbia Emerging Markets Bond — total	605	N/A	674	587	N/A	630	N/A	N/A	613	626	1,208	626	N/A	613	596	N/A	N/A	596

Amount deferred	0	N/A	0	50	N/A	303	N/A	N/A	0	386	246	625	N/A	0	0	N/A	N/A	0

Columbia Emerging Markets Opportunity — total	1,496	N/A	1,676	1,455	N/A	1,565	N/A	N/A	1,516	1,556	2,997	1,557	N/A	1,516	1,476	N/A	N/A	1,476

Amount deferred	0	N/A	0	117	N/A	757	N/A	N/A	0	973	615	1,557	N/A	0	0	N/A	N/A	0

Columbia European Equity — total	172	N/A	191	167	N/A	179	N/A	N/A	174	178	343	178	N/A	174	169	N/A	N/A	169

Amount deferred	0	N/A	0	14	N/A	86	N/A	N/A	0	109	70	178	N/A	0	0	N/A	N/A	0

Columbia Frontier — total	235	N/A	273	233	N/A	257	N/A	N/A	239	255	475	255	N/A	240	237	N/A	N/A	237

Amount deferred	0	N/A	0	7	N/A	132	N/A	N/A	0	184	103	255	N/A	0	0	N/A	N/A	0

Columbia Global Bond — total	1,209	N/A	1,353	1,175	N/A	1,260	N/A	N/A	1,225	1,254	2,424	1,254	N/A	1,226	1,191	N/A	N/A	1,191
Amount deferred	0	N/A	0	99	N/A	607	N/A	N/A	0	775	495	1,254	N/A	0	0	N/A	N/A	0

Columbia Global Equity — total	1,118	N/A	1,243	1,086	N/A	1,166	N/A	N/A	1,134	1,157	2,226	1,158	N/A	1,134	1,102	N/A	N/A	1,102

Amount deferred	0	N/A	0	93	N/A	559	N/A	N/A	0	710	453	1,158	N/A	0	0	N/A	N/A	0

Columbia Global Extended Alpha — total	21	N/A	23	20	N/A	22	N/A	N/A	21	21	41	21	N/A	21	20	N/A	N/A	20

Amount deferred	0	N/A	0	1	N/A	10	N/A	N/A	0	14	9	21	N/A	0	0	N/A	N/A	0

Columbia Multi-Advisor International Value — total	1,761	N/A	1,953	1,708	N/A	1,832	N/A	N/A	1,786	1,817	3,500	1,819	N/A	1,786	1,733	N/A	N/A	1,733

Amount deferred	0	N/A	0	151	N/A	875	N/A	N/A	0	1,106	711	1,819	N/A	0	0	N/A	N/A	0

Columbia Seligman Global Technology — total	1,215	N/A	1,361	1,183	N/A	1,274	N/A	N/A	1,232	1,266	2,434	1,267	N/A	1,231	1,200	N/A	N/A	1,200

Amount deferred	0	N/A	0	92	N/A	618	N/A	N/A	0	799	501	1,267	N/A	0	0	N/A	N/A	0

For funds with fiscal period ending November 30

Columbia AMT-Free Tax-Exempt Bond — total	1,571	N/A	1,763	1,532	N/A	1,646	N/A	N/A	1,592	1,640	3,144	1,639	N/A	1,592	1,554	N/A	N/A	1,554

Amount deferred	0	N/A	0	62	N/A	828	N/A	N/A	0	1,140	659	1,639	N/A	126	0	N/A	N/A	0

Columbia Mid Cap Growth Opportunity — total	2,294	N/A	2,594	2,244	N/A	2,436	N/A	N/A	2,331	2,418	4,569	2,422	N/A	2,117	2,280	N/A	N/A	2,280

Amount deferred	0	N/A	0	67	N/A	1,241	N/A	N/A	0	1,732	972	2,422	N/A	94	0	N/A	N/A	0

For funds with fiscal period ending December 31

Columbia Government
Money Market — total	340	N/A	384	332	N/A	360	N/A	N/A	345	328	672	357	N/A	345	337	N/A	N/A	337

Amount deferred	0	N/A	0	0	N/A	188	N/A	N/A	0	253	145	357	N/A	0	0	N/A	N/A	0

Columbia Select Large-Cap Value — total	808	N/A	910	789	N/A	851	N/A	N/A	819	768	1,611	848	N/A	819	800	N/A	N/A	800

Amount deferred	0	N/A	0	0	N/A	445	N/A	N/A	0	591	347	848	N/A	0	0	N/A	N/A	0

Columbia Select Smaller-Cap Value — total	984	N/A	1,108	962	N/A	1,041	N/A	N/A	999	938	1,943	1,035	N/A	998	977	N/A	N/A	977

Amount deferred	0	N/A	0	0	N/A	544	N/A	N/A	0	722	419	1,035	N/A	0	0	N/A	N/A	0

Columbia Seligman Communications and Information — total	8,560	N/A	9,580	8,342	N/A	8,981	N/A	N/A	8,680	8,127	16,999	8,936	N/A	8,680	8,462	N/A	N/A	8,462

Amount deferred	0	N/A	0	0	N/A	4,681	N/A	N/A	0	6,242	3,647	8,936	N/A	0	0	N/A	N/A	0

*	The Funds-of-Funds do not pay additional compensation to the Board members for attending meetings. Compensation is paid directly from the affiliated underlying funds in which each Fund-of-Funds invests.
(a)	Mr. Boudreau, Mr. Carmichael, Mr. Hawkins, Mr. Hilliard, Ms. Shaw, Mr. Nagorniak and Mr. Santomero joined the Board effective June 1, 2011.
(b)	Mr. Carlson ceased serving as a member of the Board effective Dec. 31, 2010.
(c)	Ms. Jones ceased serving as a member of the Board effective April 14, 2011.
(d)	Mr. Laikind ceased serving as a member of the Board effective Nov. 11, 2010.

(e)	For the period from Sept. 28, 2010 (when shares became publicly available) to Aug. 31, 2011.

The funds, Columbia Management, unaffiliated and affiliated subadvisers, and Columbia Management Investment Distributors, Inc. have each adopted a Code of Ethics (collectively, the “Codes”) and related procedures reasonably designed to prevent violations of Rule 204A-1 under the Investment Advisers Act of 1940 and Rule 17j-1 under the 1940 Act. The Codes contain provisions reasonably necessary to prevent a fund’s access persons from engaging in any conduct prohibited by paragraph (b) of Rule 17j-1, which indicates that it is unlawful for any affiliated person of or principal underwriter for a fund, or any affiliated persons of an investment adviser of or principal underwriter for a fund, in connection with the purchase or sale, directly or indirectly, by the person of a security held or to be acquired by a fund (i) to employ any device, scheme or artifice to defraud a fund; (ii) to make any untrue statement of a material fact to a fund or omit to state a material fact necessary in order to make the statements made to a fund, in light of the circumstance under which they are made, not misleading; (iii) to engage in any act, practice or course of business that operates or would operate as a fraud or deceit on a fund; or (iv) to engage in any manipulative practice with respect to a fund. The Codes prohibit personnel from engaging in personal investment activities that compete with or attempt to take advantage of planned portfolio transactions for the funds.

Statement of Additional Information – Oct. 28, 2011	Page 154

Copies of the Codes are on public file with the SEC and can be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. The information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. Copies of the Codes are also available on the EDGAR Database on the SEC’s Internet site at www.sec.gov. Copies of the Codes may also be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, DC 20549-0102.

Control Persons and Principal Holders of Securities

The following table identifies those investors who, as of 30 days after the end of the fund’s fiscal period, owned 5% or more of any class of a fund’s shares and those investors who owned 25% or more of a fund’s shares (all share classes taken together). Investors who own more than 25% of a fund’s shares are presumed under securities laws to control the fund and would be able to determine the outcome of most issues that are submitted to shareholders for vote. The table is organized by fiscal year end. You can find your fund’s fiscal year end in Table 1.

Table 32. Control Persons and Principal Holders of Securities

As of 30 days after the end of the fund’s fiscal period:

		Fund Shares		Percent of Fund
Fund	Shareholder name, city and state	Share Class	Percentage	(if greater than 25%)
Funds with fiscal period ending January 31

Columbia Income Builder	Columbia Management Investment Advisers, LLC	Class R	100.00%	—
	(Columbia Management), Boston, MA	Class R4	100.00%

	Pershing LLC, Jersey City, NJ	Class Z	95.13%	—

Columbia Portfolio Builder Aggressive	Columbia Management	Class R	100.00%	—

	Wells Fargo Bank NA (Wells Fargo Bank), Minneapolis, MN	Class R4	57.49%	—

	Charles Schwab & Co., Inc. (Charles Schwab), San Francisco, CA	Class R4	33.08%	—

	Mary Ann Merling, Wilington, OH	Class Z	84.70%	—

	American Enterprise Investment Services Inc. (American Enterprise Investment Services), Minneapolis, MN	Class Z	12.13%	—

Columbia Portfolio Builder Conservative	Columbia Management	Class R	100.00%	—
		Class R4	12.76%

	Charles Schwab	Class R4	19.59%	—

	Wells Fargo Bank	Class R4	53.84%	—

	MG Trust Company Cust. FBO Advanced Building Services Inc., Denver, CO	Class R4	9.65%	—

	Mary Ann Merling, Wilington, OH	Class Z	72.97%	—

	Peggy Cox, Wayzata, MN	Class Z	16.35%	—

	Mark W. and Susan R. Roberts, Bow, OH	Class Z	5.99%	—

Columbia Portfolio Builder Moderate	Columbia Management	Class R	100.00%	—

	Charles Schwab	Class R4	68.11%	—

	Wells Fargo Bank	Class R4	12.65%	—

	MG Trust Company Cust. FBO Becker Tire & Treading, Inc., Denver, CO	Class R4	13.94%	—

	Mary Ann Merling, Wilington, OH	Class Z	88.48%	—

Statement of Additional Information – Oct. 28, 2011	Page 155

		Fund Shares		Percent of Fund
Fund	Shareholder name, city and state	Share Class	Percentage	(if greater than 25%)
Columbia Portfolio Builder	Columbia Management	Class R	100.00%	—
Moderate Aggressive		Class Z	59.05%

	American Enterprise Investment Services	Class R4	67.07%	—
		Class Z	40.95%

	Charles Schwab	Class R4	13.55%	—

	MG Trust Company Cust. FBO Becker Tire & Treading, Inc., Denver, CO	Class R4	10.03%	—

	Wells Fargo Bank	Class R4	6.33%	—

Columbia Portfolio Builder	Columbia Management	Class R	100.00%	—
Moderate Conservative		Class R4	9.48%
		Class Z	12.24%

	Charles Schwab	Class R4	18.55%	—

	Frontier Trust Company FBO Image One Corp. 401K, Fargo, ND	Class R4	67.56%	—

	American Enterprise Investment Services	Class Z	87.76%	—

Funds with fiscal period ending March 31

Columbia Equity Value	Columbia Management	Class R	21.26%	—
		Class R3	93.73%

	Columbia Lifegoal Balanced Growth	Class I	53.10%	—

	Columbia Lifegoal Growth Portfolio	Class I	34.06%	—

	Columbia Lifegoal Income & Growth	Class I	7.69%	—

	Columbia Asset Allocation Fund VS	Class I	5.10%	—

	American Enterprise Investment Services	Class C	5.66%	—
		Class W	99.98%

	MG Trust Company, FBO Alumaline Corp. of America, Denver, CO	Class R	65.88%	—

	Frontier Trust Company, FBO Aurora Packing Company 401K, Fargo, ND	Class R	11.53%	—

	John Hancock Life Insurance Company, Buffalo, NY	Class R4	75.65%	—

	Wachovia Bank	Class R3	6.27%	—
		Class R4	16.95%

	NFS LLC FEBO Marshall & Ilsley Trust Co. NA,	Class R5	95.31%	—

	Merrill Lynch, Pierce, Fenner & Smith (MLP Fenner & Smith)	Class Z	94.83%	—

Funds with fiscal period ending April 30

Columbia 120/20	Columbia Management	Class I	100.00%	—
Contrarian Equity		Class Z	100.00%

	MLP Fenner & Smith	Class B	16.38%	—

Statement of Additional Information – Oct. 28, 2011	Page 156

		Fund Shares		Percent of Fund
Fund	Shareholder name, city and state	Share Class	Percentage	(if greater than 25%)
Columbia Recovery	Columbia Management	Class R	11.88%	—
and Infrastructure		Class R5	19.93%

	Columbia Portfolio Builder Aggressive	Class I	17.27%	—

	Columbia Portfolio Builder Moderate	Class I	29.09%	—

	Columbia Portfolio Builder Moderate Aggressive	Class I	28.39%	—

	Columbia Portfolio Builder Moderate Conservative	Class I	5.68%	—

	Columbia Portfolio Builder Total Equity	Class I	17.95%	—

	Charles Schwab	Class R4	87.84%	—
		Class R5	80.07%	—

	Frontier Trust Company FBO Brian P. Sommer, Fargo, ND	Class R	43.11%	—

	American Enterprise Investment Services	Class R4	9.27%	—

	NFS LLC FEBO Cisco Systems Inc., Acton, MA	Class R4	19.44%	—

	MLP Fenner & Smith	Class R	12.10%	—

	MG Trust Co. FBO Vantage Financial Partners Limited, Denver, CO	Class R	11.20%	—

	LPL Financial, San Diego, CA	Class Z	94.41%	—

Columbia Retirement	Columbia Management	Class R	99.97%	—
Plus 2010

	MG Trust Co. FBO Grove Resource Solutions 401K, Denver, CO	Class A	12.19%	—

	P & Y Trading Co. FBO Peter Lee 401K, Charlotte, NC	Class C	72.59%	—

	MG Trust Co. FBO Carmelite System, Denver, CO	Class C	10.70%	—

	David Phillippe, North Wales, PA	Class C	5.51%	—

	Wells Fargo Bank	Class Z	99.59%	61.75%

Columbia Retirement	Columbia Management	Class R	77.80%	—
Plus 2015

	Frontier Trust Co. FBO Consumer Mortgage Audit Center 401K, Fargo, ND	Class R	22.17%	—

	State Street Bank & Trust Cust IRA Thomas Lynch, Paterson, NJ	Class C	32.54%	—

	State Street Bank & Trust Cust FBO Ellen F. Casper IRA, Aurora, OH	Class C	14.38%	—

	American Enterprise Investment Services	Class C	13.60%	—

	MG Trust Company FBO HSG Inc. DBA Control Concepts, Denver, CO	Class C	7.88%	—

	MG Trust Company FBO Reliable Machine Co., Denver, CO	Class C	7.69%	—

	MG Trust Company FBO Villa Park Trucking Inc. 401K, Denver, CO	Class C	7.45%	—

	Wells Fargo Bank	Class Z	99.26%	72.34%

Statement of Additional Information – Oct. 28, 2011	Page 157

		Fund Shares		Percent of Fund
Fund	Shareholder name, city and state	Share Class	Percentage	(if greater than 25%)
Columbia Retirement	Columbia Management	Class C	6.46%	—
Plus 2020

	MG Trust Company FBO Applied Reliability Engineering, Denver, CO	Class R	86.68%	—

	MG Trust Company FBO Ashley’s Auto Body Shop Inc., Denver, CO	Class R	10.45%	—

	MG Trust Company FBO Dealer Automotive Services, Inc., Denver, CO	Class C	70.10%	—

	State Street Bank & Trust Cust IRA Stephen Joseph Oracko, Roanoke, VA	Class C	23.44%	—

	Wells Fargo Bank	Class Z	99.99%	76.50%

Columbia Retirement	Columbia Management	Class R	9.50%	—
Plus 2025

	MG Trust Co. FBO Grove Resource Solutions 401K, Denver, CO	Class A	11.06%	—

	American Enterprise Investment Services	Class A	6.70%	—

	MG Trust Company FBO Ashley’s Auto Body Shop Inc., Denver, CO	Class R	48.96%	—

	Frontier Trust Co. FBO Consumer Mortgage Audit Center 401K, Fargo, ND	Class R	41.54%	—

	Frederick Smith Trustee Eagle Industries Inc. 401K Plan, Oak Harbor, WA	Class C	51.81%	—

	MG Trust Company FBO Dealer Automotive Services, Inc., Denver, CO	Class C	15.76%	—

	MG Trust Company FBO Villa Park Trucking Inc. 401K, Denver, CO	Class C	11.70%	—

	MG Trust Company FBO Reliable Machine Co., Denver, CO	Class C	6.89%	—

	Wells Fargo Bank	Class Z	99.96%	83.52%

Columbia Retirement	Columbia Management	Class R	25.24%	—
Plus 2030		Class C	8.49%

	American Enterprise Investment Services	Class A	10.62%	—

	MG Trust Company FBO Dealer Automotive Services, Inc., Denver, CO	Class C	91.51%	—

	MG Trust Company FBO Applied Reliability Engineering, Denver, CO	Class R	74.76%	—

	Wells Fargo Bank	Class Z	100.00%	89.14%

Statement of Additional Information – Oct. 28, 2011	Page 158

		Fund Shares		Percent of Fund
Fund	Shareholder name, city and state	Share Class	Percentage	(if greater than 25%)
Columbia Retirement	Columbia Management	Class R	66.48%	—
Plus 2035

	American Enterprise Investment Services	Class A	5.77%	—

	MG Trust Co. FBO Grove Resource Solutions 401K, Denver, CO	Class A	7.30%	—

	MG Trust Company FBO Dealer Automotive Services, Inc., Denver, CO	Class C	54.84%	—

	MG Trust Company FBO Villa Park Trucking Inc. 401K, Denver, CO	Class C	27.45%	—

	Frontier Trust Co. FBO Consumer Mortgage Audit Center 401K, Fargo, ND	Class R	33.50%	—

	Wells Fargo Bank	Class Z	99.95%	87.84%

Columbia Retirement	Columbia Management	Class C	100.00%	—
Plus 2040		Class R	28.47%

	MG Trust Company FBO Ashley’s Auto Body Shop Inc., Denver, CO	Class R	71.52%	—

	Wells Fargo Bank	Class Z	100.00%	88.89%

Columbia Retirement	Columbia Management	Class R	82.82%	—
Plus 2045		Class R4	27.86%

	MG Trust Co. FBO Grove Resource Solutions 401K, Denver, CO	Class A	13.71%	—

	MG Trust Company FBO Dealer Automotive Services, Inc., Denver, CO	Class C	60.63%	—

	Lancaster Day Care Center 401K Plan, Lancaster, PA	Class C	24.50%	—

	MG Trust Company FBO Villa Park Trucking Inc. 401K, Denver, CO	Class C	5.74%	—

	MG Trust Company FBO Applied Reliability Engineering, Denver, CO	Class R	17.18%	—

	Scottrade Inc. FBO Michael C. Davis Roth IRA, St. Louis, MO	Class R4	72.14%	—

	Wells Fargo Bank	Class Z	99.56%	88.37%

For funds with fiscal period ending May 31

Columbia Absolute Return	Columbia Management	Class A	100.00%	39.89%	(a)
Emerging Markets Macro		Class B	100.00%
		Class C	100.00%
		Class I	100.00%
		Class R	100.00%
		Class W	100.00%

Statement of Additional Information – Oct. 28, 2011	Page 159

		Fund Shares		Percent of Fund
Fund	Shareholder name, city and state	Share Class	Percentage	(if greater than 25%)
Columbia Absolute Return	Columbia Management	Class B	7.71%	56.02%	(a)
Enhanced Multi-Strategy		Class I	85.72%
		Class R	100.00%
		Class W	100.00%

	LPL Financial, San Diego, CA	Class A	10.22%	—
		Class Z	49.04%

	UBS WM USA, Weehawken, NJ	Class A	7.58%	—
		Class C	5.84%

	American Enterprise Investment Services	Class B	92.29%	—

	State Street Bank & Trust Company AAF Lifegoal Growth Portfolio, Boston, MA	Class I	14.28%	—

	Charles Schwab	Class Z	22.15%	—

	NFS LLC FEBO Gari Family Limited Ptsh, Tampa, FL	Class Z	17.88%	—

Columbia Absolute Return	Columbia Management	Class I	38.88%	54.31%	(a)
Multi-Strategy		Class R	100.00%
		Class W	100.00%

	Columbia Income Builder Fund	Class I	25.91%	—

	UBS WM USA, Weehawken, NJ	Class A	9.11%	—
		Class C	5.82%

	American Enterprise Investment Services	Class B	90.95%	—
		Class C	10.61%

	State Street Bank & Trust Company AAF Lifegoal Balanced Growth, Boston, MA	Class I	24.71%	—

	LPL Financial, San Diego, CA	Class Z	79.78%	—

	Stifel Nicolaus & Co. Inc., St. Louis, MO	Class Z	5.37%	—

	Oppenheimer & Co. Inc. FBO Marta Herskovits Trust, 2732 Arkansas Drive	Class Z	5.37%	—

Columbia High Yield Bond	MLP Fenner & Smith	Class C	13.89%	—
		Class R	60.57%
		Class Z	25.87%

	Columbia Income Builder Fund	Class I	73.42%	—

	State Street Bank & Trust Company AAF Lifegoal Balanced Growth, Boston, MA	Class I	13.97%	—

	American Enterprise Investment Services	Class W	99.97%	—

	ING Life Insurance and Annuity (ING), Hartford, CT	Class R	10.21%	—
		Class R3	77.06%
		Class R4	81.14%

	UBS WM USA, Weehawken, NJ	Class C	5.20%	—

	Massachusetts Mutual Life Ins. Co.,	Class R3	13.78%	—

	Springfield, MA	Class R4	10.97%

	Taynik & Co., Quincy, MA	Class R3	8.49%	—

	NFS LLC FEBO US Bank National Association, Milwaukee, WI	Class R5	92.97%	—

	Prudential Investment Management Services, Newark, NJ	Class Z	59.31%	—

	James C. Cheron, Metairie, LA	Class Z	6.34%	—

Statement of Additional Information – Oct. 28, 2011	Page 160

		Fund Shares		Percent of Fund
Fund	Shareholder name, city and state	Share Class	Percentage	(if greater than 25%)
Columbia Multi-Advisor Small Cap Value	Columbia Portfolio Builder Moderate Aggressive Fund	Class I	32.29%	—

	Columbia Portfolio Builder Moderate Fund	Class I	30.47%	—

	Columbia Portfolio Builder Aggressive Fund	Class I	18.89%	—

	Columbia Portfolio Builder Moderate Conservative Fund	Class I	7.81%	—

	State Street Bank & Trust Company AAF Lifegoal Growth Portfolio, Boston, MA	Class I	7.60%	—

	Hartford Life Insurance Co, Hartford, CT	Class R	33.76%	—

	MLP Fenner & Smith	Class R	31.19%	—
		Class Z	17.65%

	Frontier Trust Co. FBO The Lynn Insurance Group 401K, Fargo, ND	Class R	5.78%	—

	MG Trust Company Cust FBO Renton Sports & Spine, Denver, CO	Class R	5.22%	—

	Orchard Trust Co. LLC, Greenwood Village, CO	Class R3	49.16%	—

	PIMS/Prudential Retirement, Boston, MA	Class R3	11.68%	—

	Frontier Trust Company FBO Select Engineering, Inc., Fargo, ND	Class R3	8.84%	—

	VRSCO, Houston, TX	Class R3	7.39%	—
		Class R4	75.69%
		Class R5	6.13%

	Taynik & Co., Quincy, MA	Class R4	8.12%	—

	Charles Schwab	Class R4	6.04%	—

	JPMorgan Chase Bank FBO Alliant Energy Corp. 401K, Kansas City, MO	Class R5	71.32%	—

	Prudential Investment Management Services LLC, Newark, NJ	Class Z	35.12%	—

	UBS WM USA, Weehawken, NJ	Class Z	31.20%	—

	Wells Fargo Bank FBO Zinpro, Charlottle, NC	Class Z	17.65%	—

Columbia U.S. Government Mortgage	Columbia Income Builder Fund	Class I	52.57%	—

	Columbia Portfolio Builder Moderate Fund	Class I	8.24%	—

	State Street Bank & Trust Company AAF Lifegoal Balanced Growth, Boston, MA	Class I	20.43%	—

	Charles Schwab	Class R4	40.07%	—

	American Enterprise Investment Services	Class R4	26.43%	—

	Counsel Trust DBA MATC FBO Harvard Management Solutions 401K, Pittsburgh, PA	Class R4	18.27%	—

	RiverSource Life Insurance Company, Minneapolis, MN	Class R4	15.24%	—

	MLP Fenner & Smith	Class A	8.26%	—
		Class B	16.96%
		Class C	21.42%
		Class Z	78.43%

	Government Securities Portfolio, Charlotte, NC	Class Z	5.46%	—

Statement of Additional Information – Oct. 28, 2011	Page 161

		Fund Shares		Percent of Fund
Fund	Shareholder name, city and state	Share Class	Percentage	(if greater than 25%)
Funds with fiscal period ending June 30

Columbia Dividend
Opportunity	Columbia Income Builder	Class I	34.18%	—

	Columbia Portfolio Builder Aggressive Fund	Class I	8.77%	—

	Columbia Portfolio Builder Moderate Fund	Class I	13.79%	—

	Columbia Portfolio Builder Moderate Aggressive Fund	Class I	15.46%	—

	State Street Bank & Trust Company AAF Lifegoal Growth Portfolio	Class I	16.15%	—

	State Street Bank & Trust Company AAF Lifegoal Balanced Growth Portfolio	Class I	6.31%	—

	MLP Fenner & Smith	Class C	9.32%	—
		Class R	84.27%

	Charles Schwab	Class R4	10.38%	—
		Class Z	60.36%

	VRSCIO FBO AIGFSB Cust., Houston, TX	Class R4	81.76%	—

	NFS LLC FEBO American Trust & Svgs., Dubuque, IA	Class R	14.43%	—

	NFS LLC FEBO Borel Private Bank & Trust Co., San Mateo, CA	Class R5	95.53%	—

	American Enterprise Investment Services	Class W	99.98%	—

For funds with fiscal period ending July 31

Columbia Floating Rate	Columbia Management	Class R4	6.56%	—
		Class R5	100.00%
		Class W	100.00%

	Columbia Income Builder Fund	Class I	60.18%	—

	Columbia Portfolio Builder Moderate Fund	Class I	17.53%	—

	Columbia Portfolio Builder Moderate Aggressive Fund	Class I	11.00%	—

	Columbia Portfolio Builder Moderate Conservative Fund	Class I	7.71%	—

	Charles Schwab	Class A	5.46%	—
		Class R4	63.54%

	MLP Fenner & Smith	Class C	13.25%	—
		Class Z	16.73%

	UBS WM USA , Weehawkin, NJ	Class C	5.49%	—

	NFS LLC FEBO American Trust & Svgs, Dubuque, IA	Class R4	29.90%	—

	Frontier Trust Co. FBO A E Group Inc. 401K, Fargo, ND	Class R	96.96%	—

	TD Ameritrade Inc. FEBO	Class Z	29.64%	—

	Citigroup Global Markets, Inc.	Class Z	19.74%	—

	First Clearing LLC, St. Louis, MO	Class Z	15.42%	—

	Pershing LLC, Jersey City, NJ	Class Z	10.49%	—

Statement of Additional Information – Oct. 28, 2011	Page 162

		Fund Shares		Percent of Fund
Fund	Shareholder name, city and state	Share Class	Percentage	(if greater than 25%)
Columbia Income Opportunities	Columbia Management	Class R	63.62%	—
		Class W	100.00%

	Columbia Portfolio Builder Moderate Fund	Class I	29.46%	—

	Columbia Portfolio Builder Moderate Aggressive Fund	Class I	18.47%	—

	Columbia Portfolio Builder Moderate Conservative Fund	Class I	12.95%	—

	Columbia Portfolio Builder Conservative Fund	Class I	6.70%	—

	AAF Lifegoal Balanced Growth	Class I	17.39%	—

	AAF Lifegoal Income & Growth Portfolio	Class I	5.66%	—

	MLP Fenner & Smith	Class A	6.28%	—
		Class B	23.59%
		Class C	16.10%
		Class Y	99.85%
		Class Z	65.99%

	UBS WM USA , Weehawkin, NJ	Class C	5.67%	—

	Frontier Trust Co. FBO Get Up & Go Fitness, Fargo, ND	Class R	36.38%	—

	Orchard Trust Company, Greenwood Village, CO	Class R4	81.17%	—

	Charles Schwab	Class R4	16.10%	—

Columbia Inflation Protected Securities	RiverSource Life Insurance Company, Minneapolis, MN	Class R4	14.56%	36.61%(a	)

	Columbia Income Builder Fund	Class I	20.05%	—

	Columbia Portfolio Builder Conservative Fund	Class I	10.60%	—

	Columbia Portfolio Builder Moderate Fund	Class I	32.05%	—

	Columbia Portfolio Builder Moderate Aggressive Fund	Class I	16.76%	—

	Columbia Portfolio Builder Moderate Conservative Fund	Class I	14.78%	—

	Citigroup Global Markets	Class C	13.12%	—

	MLP Fenner & Smith	Class C	15.14%	—
		Class R	63.34%
		Class Z	63.34%

	Frontier Trust Co. FBO Moen 401K, Fargo, ND	Class R2	7.71%	—

	Frontier Trust Co. FBO B & L Corp. 401K, Fargo, ND	Class R2	5.61%	—

	Frontier Trust Co. FBO C. Anthony Phillips Accountancy, Fargo, ND	Class R2	6.37%	—

	MG Trust Company FBO First Choice Automotive, Denver, CO	Class R4	34.72%	—

	MG Trust Company FBO Law Offices of Rosemarie Arnold, Denver, CO	Class R4	28.79%	—

	MG Trust Company FBO Washington Valley Construction, Denver, CO	Class R4	11.82%	—

	American Enterprise Investment Services Inc.	Class W	99.93%	—

Statement of Additional Information – Oct. 28, 2011	Page 163

		Fund Shares		Percent of Fund
Fund	Shareholder name, city and state	Share Class	Percentage	(if greater than 25%)
Columbia Large Core Quantitative	Columbia Portfolio Builder Aggressive Fund	Class I	12.02%	—

	Columbia Portfolio Builder Moderate Fund	Class I	24.18%	—

	Columbia Portfolio Builder Moderate Aggressive Fund	Class I	21.71%	—

	AAF Lifegoal Balanced Growth	Class I	14.54%	—

	AAF Lifegoal Growth Portfolio	Class I	11.94%	—

	American Enterprise Investment Services	Class W	99.90%	—

	MLP Fenner & Smith	Class C	9.53%	—
		Class R	74.01%
		Class Z	37.90%

	Wells Fargo Bank	Class R4	99.44%	—
		Class R5	99.91%

	First Clearing LLC, St. Louis, MO	Class Z	41.55%	—

	Citigroup Global Markets, Inc.	Class Z	20.18%	—

Columbia Limited Duration Credit	Columbia Portfolio Builder Conservative Fund	Class I	22.01%	—

	Columbia Portfolio Builder Moderate Fund	Class I	8.44%	—

	Columbia Portfolio Builder Moderate Conservative Fund	Class I	23.73%	—

	Columbia Income Builder Fund	Class I	14.78%	—

	AAF Lifegoal Balanced Growth Portfolio	Class I	18.24%	—

	MLP Fenner & Smith	Class C	8.46%	—
		Class Z	55.83%

	Charles Schwab	Class R4	93.05%	—

	American Enterprise Investment Services Inc.	Class R4	5.29%	—
		Class W	99.95%

	LPL Financial, San Diego, CA	Class Z	14.72%	—

	First Clearing LLC, St. Louis, MO	Class Z	11.34%	—

Statement of Additional Information – Oct. 28, 2011	Page 164

		Fund Shares		Percent of Fund
Fund	Shareholder name, city and state	Share Class	Percentage	(if greater than 25%)
Columbia Money Market	Columbia Management	Class R	59.50%	—

	Columbia Portfolio Builder Conservative Fund	Class I	34.56%	—

	Columbia Portfolio Builder Moderate Conservative Fund	Class I	34.06%	—

	Columbia Portfolio Builder Moderate Aggressive Fund	Class I	7.01%	—

	Columbia Portfolio Builder Moderate Fund	Class I	6.33%	—

	UBS WM USA, Weehawkin, NJ	Class C	5.99%	—

	Pershing LLC, Jersey City, NJ	Class Z	5.58%	—

	Counsel Trust DBA MATC FBO Farmer Fuqua & Huff PC 401K, Pittsburgh, PA	Class R	36.36%	—

	Frontier Trust Co. FBO Greatmats.com Corp., Fargo, ND	Class R5	33.46%	—

	Frontier Trust Co. FBO Mythics, Inc. 401K, Fargo, ND	Class R5	30.58%	—

	Frontier Trust Co. FBO Okmetic Inc. 401K, Fargo, ND	Class R5	22.00%	—

	Thomas Crandall FBO National Frost Inc. 401K, E. Rochester, NY	Class R5	6.14%	—

	American Enterprise Investment Services	Class W	99.96%	—

	Wells Fargo Bank	Class Z	32.16%	—

	Future Scholar Conservative Portfolio, Charlotte, NC	Class Z	7.82%	—

Funds with fiscal period ending August 31

Columbia Diversified Bond	Columbia Management	Class R3	88.48%	—

	Citigroup Global Markets, Owings Mills, MD	Class C	18.44%	—
		Class Z	20.19%

	MLP Fenner & Smith	Class C	9.32%	—
		Class R	37.69%
		Class Z	32.59%

	Columbia Income Builder Fund	Class I	13.59%	—

	Columbia Portfolio Builder Moderate Fund	Class I	47.45%	—

	Columbia Portfolio Builder Moderate Aggressive Fund	Class I	17.84%	—

	Columbia Portfolio Builder Moderate Conservative Fund	Class I	10.11%	—

	Frontier Trust Company FBO Thomas J. King, Jr. DDS, Fargo, ND	Class R	32.24%	—

	Frontier Trust Company FBO Brian P. Sommer 401K, Fargo, ND	Class R	7.13%	—

	MG Trust Company FBO Oklahoma Environmental Management, Denver, CO	Class R3	7.81%	—

	Wells Fargo Bank	Class R4	99.37%	—

	Patricks Plain, Easton, MD	Class R5	54.96%	—

	Charles Schwab	Class R5	40.69%	—

	American Enterprise Investment Services	Class W	99.98%	—

	First Clearing LLC, St. Louis, MO	Class Z	30.41%	—

Statement of Additional Information – Oct. 28, 2011	Page 165

		Fund Shares		Percent of Fund
Fund	Shareholder name, city and state	Share Class	Percentage	(if greater than 25%)
Columbia Marsico Flexible	Columbia Management	Class I	100.00%	—
Capital		Class R	25.64%

	UBS WM USA, Weehawken, NJ	Class A	16.88%	—
		Class C	10.35%

	MG Trust Company FBO Warren City School District 403B, Denver, CO	Class R	74.36%	—

	LPL Financial, San Diego, CA	Class Z	52.41%	—

	Charles Schwab	Class Z	43.93%	—

Columbia Minnesota Tax-Exempt	First Clearing LLC, St. Louis, MO	Class Z	66.00%	—

	MLP Fenner & Smith	Class Z	29.09%	—

Funds with fiscal period ending September 30

Columbia Diversified Equity	Columbia Management	Class W	100.00%	—
Income		Class Z	12.25%

	Columbia Portfolio Builder Aggressive Fund	Class I	17.43%	—

	Columbia Portfolio Builder Moderate Fund	Class I	26.92%	—

	Columbia Portfolio Builder Moderate Aggressive Fund	Class I	29.43%	—

	Columbia Portfolio Builder Moderate Conservative Fund	Class I	6.85%	—

	Columbia Portfolio Builder Total Equity Fund	Class I	16.94%	—

	Hartford Life	Class R	52.88%	—

	Hartford Securities Distribution Company Inc., Hartford, CT	Class R	14.58%	—

	GWFS Equities	Class R	11.46	—
		Class R3	74.33%
		Class R5	10.29%

	Wachovia Bank	Class R	14.96%	—
		Class R3	8.12%
		Class R4	28.86%
		Class R5	28.95%

	Tomorrow’s Scholar, Milwaukee, WI	Class R4	12.16%	—

	American Century Investments, Kansas City, MO	Class R4	6.47%	—

	ING	Class R4	13.39%	—
		Class R5	33.41%

	Ameriprise Trust Company	Class R5	8.09%	—

	Taynik & Co., Boston, MA	Class R5	7.37%	—

	Mercer Trust Company FBO Johnson Outdoors Inc., Norwood, MA	Class R5	7.26%	—

	Suchetha M. Prabhu, Essex Jct, VT	Class Z	87.75%	—

Statement of Additional Information – Oct. 28, 2011	Page 166

		Fund Shares		Percent of Fund
Fund	Shareholder name, city and state	Share Class	Percentage	(if greater than 25%)
Columbia Large Growth	Columbia Management	Class R	100.00%	30.62%(a	)
Quantitative		Class R4	100.00%

	Columbia Portfolio Builder Aggressive Fund	Class I	13.78%	—

	Columbia Portfolio Builder Moderate Fund	Class I	21.24%	—

	Columbia Portfolio Builder Moderate Aggressive Fund	Class I	23.27%	—

	Columbia Portfolio Builder Moderate Conservative Fund	Class I	5.42%	—

	Columbia Portfolio Builder Total Equity Fund	Class I	13.39%	—

	MLP Fenner & Smith	Class C	48.20%	—

	American Enterprise Investment Services Inc.	Class W	99.98%	—

Columbia Large Value	Columbia Management	Class C	8.02%	42.46%(a	)
Quantitative		Class R	100.00%
		Class R4	55.13%
		Class Z	100.00%

	SSB and Trust Co., Boston, MA	Class I	45.24%	—

	Columbia Income Builder Fund	Class I	7.88%	—

	Columbia Income Builder Fund II	Class I	8.62%	—

	RiverSource Disciplined Asset Allocation Portfolio Moderate	Class I	8.25%	—

	RiverSource Disciplined Asset Allocation Portfolio Moderately Aggressive	Class I	5.74%	—

	American Enterprise Investment Services Inc.	Class W	99.98%	—

	Jay Hunter and Mary Sue Hyer, Winter Haven, FL	Class A	5.77%	—

	James Spirito, Hillsdale, NJ	Class B	14.43	—

	Theresa Strassburger, Albuquerque, NM	Class B	9.89%	—

	Richard W. and Robin O. Wagner, Oakland Park, IL	Class B	9.28%	—

	Kevin Heniff, Mokena, IL	Class B	9.05%	—

	Carolynn C. Heine, Crete, IL	Class B	6.77%	—

	Tristan Hotaling, Black Hawk, CO	Class C	20.37%	—

	Pershing LLC, Jersey City, NJ	Class C	19.10%	—

	Ramona A. Scarth Family Trust, Henderson, NV	Class C	8.02%	—

Statement of Additional Information – Oct. 28, 2011	Page 167

		Fund Shares		Percent of Fund
Fund	Shareholder name, city and state	Share Class	Percentage	(if greater than 25%)
Columbia Mid Cap Value	Columbia Management	Class W	100.00%	—
Opportunity		Class Z	10.03%

	Columbia Portfolio Builder Aggressive Fund	Class I	17.42%	—

	Columbia Portfolio Builder Moderate Fund	Class I	26.90%	—

	Columbia Portfolio Builder Moderate Aggressive Fund	Class I	29.45%	—

	Columbia Portfolio Builder Moderate Conservative Fund	Class I	6.85%	—

	Columbia Portfolio Builder Total Equity Fund	Class I	16.95%	—

	MLP Fenner & Smith	Class C	19.32%	—

	Hartford Life	Class R	78.27%	—
		Class R3	14.89%	—

	State Street Bank Cust FBO ADP Access, Boston, MA	Class R3	8.40%	—

	Wells Fargo Bank	Class R3	5.98%	—

	GWFS Equities	Class R3	43.17%	—

	Wachovia Bank	Class R4	17.63%	—

	ING	Class R4	17.69%	—
		Class R5	13.59%	—

	John Hancock Life Insurance Company, Buffalo, NY	Class R4	21.93%	—

	NFS LLC FEBO 401K Finops IC Funds, Covington, KY	Class R4	24.49%	—

	Wells Fargo Bank	Class R5	9.94%	—

	Standard Insurance Co., Portland, OR	Class R5	8.19%	—

	State Street Bank & Trust IRA Mary L. Kloser, Seeley Lake, MT	Class Z	89.97%	—

Columbia Strategic Allocation	Columbia Management	Class I	100.00%	—
		Class R	100.00%
		Class Z	100.00%

	American Enterprise Investment Services Inc.	Class R4	70.28%	—

Funds with fiscal period ending October 31

Columbia Absolute Return Currency and Income	Columbia Management	Class Z	5.08%	—

	RiverSource Disciplined Asset Allocation Conservative Fund	Class I	9.22%	—

	RiverSource Disciplined Asset Allocation Moderate Fund	Class I	9.03%	—

	RiverSource Disciplined Asset Allocation Moderately Conservative Fund	Class I	6.63%	—

	Columbia Income Builder Fund	Class I	26.68%	—

	Columbia Income Builder Fund III	Class I	9.60%	—

	Columbia Income Builder Fund II	Class I	32.54%	—

	American Enterprise	Class W	99.98%	—

	MLP Fenner & Smith	Class C	5.56%	—

	Stephen W. Lemmon, Austin TX	Class Z	70.93%	—

	State Street Bank & Trust IRA James Harold Maret, Hartwell, GA	Class Z	23.99%	—

Statement of Additional Information – Oct. 28, 2011	Page 168

		Fund Shares		Percent of Fund
Fund	Shareholder name, city and state	Share Class	Percentage	(if greater than 25%)
Columbia Asia Pacific ex-	Columbia Management	Class C	16.03%	—
Japan		Class I	100.00%
		Class R	100.00%
		Class Z	100.00%

	American Enterprise	Class A	56.81%	—
		Class C	83.97%

	MAC & Co., Pittsburgh, PA	Class R5	16.87%	—

Columbia Emerging Markets	Columbia Management	Class R4	9.47%	31.69%	(a)

Bond	Disciplined Asset Allocation Conservative Fund	Class I	5.10%	—

	Disciplined Asset Allocation Moderate Fund	Class I	6.65%	—

	Columbia Income Builder Fund III	Class I	25.08%	—

	Columbia Income Builder Fund II	Class I	39.79%	—

	Columbia Income Builder Fund	Class I	14.01%	—

	American Enterprise Investment Services, Inc.	Class R4	79.93%	—
		Class W	99.95%

	Citigroup Global Markets	Class C	17.66%	—

	MLP Fenner & Smith	Class C	10.83%	—

	MG Trust Company FBO Synergy Seven Inc., Denver, CO	Class R4	6.71%	—

	LPL Financial, San Diego, CA	Class Z	47.20%	—

	State Street Bank & Trust, Okate, SC	Class Z	9.94%	—

	RBC Capital Markets Corp. FBO Joan A. Jagow, Chagrin Falls, OH	Class Z	6.56%	—

Columbia Emerging Markets	Columbia Management	Class W	100.00%	—
Opportunity		Class Z	9.85%

	Columbia Portfolio Builder Aggressive Fund	Class I	17.88%	—

	Columbia Portfolio Builder Moderate Fund	Class I	27.53%	—

	Columbia Portfolio Builder Moderate Aggressive Fund	Class I	30.22%	—

	Columbia Portfolio Builder Moderate Conservative Fund	Class I	6.99%	—

	Columbia Portfolio Builder Total Equity Fund	Class I	17.36%	—

	MLP Fenner & Smith	Class C	33.15%	—
		Class R	79.92%	—

	American Enterprise Investment Services, Inc.	Class R4	33.14%	—

	Patricks Plain	Class R5	84.14%	—

	State Street Bank & Trust Roth IRS Kimberly V. Flower, El Portal, FL	Class Z	51.53%	—

	State Street Bank & Trust IRA Zafar H. Fatimi, Bellport, NY	Class Z	20.06%	—

	State Street Bank & Trust Jennifer A. George Cust.	Class Z	18.56%	—

Statement of Additional Information – Oct. 28, 2011	Page 169

		Fund Shares		Percent of Fund
Fund	Shareholder name, city and state	Share Class	Percentage	(if greater than 25%)
Columbia European Equity	Columbia Management	Class R4	13.72%	—
		Class Z	100.00%

	American Enterprise Investment Services	Class R4	11.10%	—

	Columbia Retirement Plus 2015 Fund	Class I	10.61%	—

	Columbia Retirement Plus 2020 Fund	Class I	14.27%	—

	Columbia Retirement Plus 2025 Fund	Class I	19.71%	—

	Columbia Retirement Plus 2030 Fund	Class I	18.11%	—

	Columbia Retirement Plus 2035 Fund	Class I	13.79%	—

	Columbia Retirement Plus 2040 Fund	Class I	10.13%	—

	Columbia Retirement Plus 2045 Fund	Class I	10.37%	—

	Citigroup Global Markets	Class C	6.37%	—

	MG Trust Company Cust. FBO Urologic Surgery, P.C. 401K, Denver, CO	Class R4	71.45%	—

Columbia Frontier	Columbia Management	Class R4	12.36%	32.79%	(a)
		Class Z	100.00%

	Columbia Portfolio Builder Aggressive Fund	Class I	17.46%	—

	Columbia Portfolio Builder Moderate Fund	Class I	26.00%	—

	Columbia Portfolio Builder Moderate Aggressive Fund	Class I	26.95%	—

	Columbia Portfolio Builder Moderate Conservative Fund	Class I	6.88%	—

	Columbia Portfolio Builder Total Equity Fund	Class I	16.95%	—

	MLP Fenner & Smith	Class C	19.23%	—
		Class R	41.51%

	American Enterprise Investment Services	Class R4	77.27%	—

	Frontier Trust Company FBO Financial Network Audit, LLC	Class R	17.68%	—

	Frontier Trust Company FBO C. Anthony Phillips Accountancy 401K	Class R	7.98%	—

	Frontier Trust Company FBO Dedicated Systems	Class R	7.08%	—

	Seligman Advisors Inc., Minneapolis, MN	Class R	8.14%	—

	Accutek Packaging Equipment Company 401K	Class R	7.26%	—

	Gramma Fisher Foundation (Gramma Fisher Foundation), Easton, MD	Class R5	68.74%	—

	Patricks Plain	Class R5	28.20%	—

Statement of Additional Information – Oct. 28, 2011	Page 170

		Fund Shares		Percent of Fund
Fund	Shareholder name, city and state	Share Class	Percentage	(if greater than 25%)
Columbia Global Bond	Columbia Management	Class R	100.00%	36.61%	(a)
		Class Z	10.75%

	Columbia Income Builder Fund II	Class I	5.76%	—

	Columbia Portfolio Builder Conservative Fund	Class I	10.94%	—

	Columbia Portfolio Builder Moderate Fund	Class I	31.65%	—

	Columbia Portfolio Builder Moderate Aggressive Fund	Class I	17.91%	—

	Columbia Portfolio Builder Moderate Conservative Fund	Class I	14.98%	—

	American Enterprise Investment Services	Class R4	75.23%	—

	Leslie Betts FBO Pharmacy Administrative Solutions	Class R4	7.31%	—

	Michael Gallina FBO Manns Jewelers Inc.	Class R4	5.46%	—

	State Street Bank & Trust, Alexandria, VA	Class Z	64.05%	—

	Edward D. Jones & Co., Maryland Hts., MO	Class Z	20.95%	—

Columbia Global Equity	Columbia Management	Class R	10.21%	—
		Class R5	23.24%
		Class W	100.00%
		Class Z	100.00%

	Columbia Portfolio Builder Aggressive Fund	Class I	12.15%	—

	Columbia Portfolio Builder Moderate Fund	Class I	32.75%	—

	Columbia Portfolio Builder Moderate Aggressive Fund	Class I	35.55%	—

	Columbia Portfolio Builder Moderate Conservative Fund	Class I	8.22%	—

	Columbia Portfolio Builder Total Equity Fund	Class I	8.42%	—

	MLP Fenner & Smith	Class C	7.45%	—

	Frontier Trust Company FBO C. Anthony Phillips Accountancy 401K, Fargo, ND	Class R	21.64%	—

	MG Trust Company Cust. FBO Applied Reliability Engineering, Denver, CO	Class R	20.41%	—

	Frontier Trust Company FBO Financial Network Audit, LLC, Fargo, ND	Class R	18.68%	—

	Frontier Trust Company FBO EFK Moen 401K, Fargo, ND	Class R	13.49%	—

	Frontier Trust Company FBO Nile Project, Inc., Fargo, ND	Class R	6.95%	—

	Accutek Packaging Equipment Company 401K	Class R	6.08%	—

	Wachovia Bank	Class R4	98.08%	—

	American Enterprise Investment Services, Inc.	Class R5	76.76%	—

Statement of Additional Information – Oct. 28, 2011	Page 171

		Fund Shares		Percent of Fund
Fund	Shareholder name, city and state	Share Class	Percentage	(if greater than 25%)
Columbia Global Extended Alpha	Columbia Management	Class C Class I	5.16% 100.00%	51.12%	(a)

		Class R	99.99%
		Class R4	11.55%
		Class Z	9.63%

	Charles Schwab	Class C	7.31%	—

	American Enterprise Investment Services, Inc.	Class B	70.30%	—
		Class C	69.49%
		Class R4	88.46%

	Pershing LLC, Jersey City, NJ	Class C	11.75%	—

	Charles Schwab	Class C	7.31%	—

	TD Ameritrade Inc., Omaha, NE	Class Z	90.37%	—

Columbia Multi-Advisor	Columbia Management	Class Z	100.00%	27.51%	(a)
International Value

	Columbia Portfolio Builder Aggressive Fund	Class I	17.37%	—

	Columbia Portfolio Builder Moderate Fund	Class I	26.92%	—

	Columbia Portfolio Builder Moderate Aggressive Fund	Class I	29.32%	—

	Columbia Portfolio Builder Moderate Conservative Fund	Class I	6.83%	—

	Columbia Portfolio Builder Total Equity Fund	Class I	16.83%	—

	American Enterprise Investment Services	Class R4	45.15%	—

Columbia Seligman Global Technology	Columbia Management	Class Z	14.14%	—

	Columbia Portfolio Builder Aggressive Fund	Class I	17.47%	—

	Columbia Portfolio Builder Moderate Fund	Class I	26.77%	—

	Columbia Portfolio Builder Moderate Aggressive Fund	Class I	29.51%	—

	Columbia Portfolio Builder Moderate Conservative Fund	Class I	6.87%	—

	Columbia Portfolio Builder Total Equity Fund	Class I	16.95%	—

	MLP Fenner & Smith	Class A	9.11%	—
		Class B	6.50%
		Class C	19.64%
		Class R	12.72%

	Morgan Stanley, Jersey City, NJ	Class C	5.05%	—

	Hartford Life Insurance Co., Hartford, CT	Class R	65.14%	—

	American Enterprise Investment Services	Class R4	30.81%	—

	Frontier Trust Company FBO Chalet Dental Care 401K	Class R	5.36%	—

	MAC & Co., Pittsburgh, PA	Class R5	99.84%	—

	Julie Rosenfield, Broadmore Rd.	Class Z	85.86%	—

Statement of Additional Information – Oct. 28, 2011	Page 172

		Fund Shares		Percent of Fund
Fund	Shareholder name, city and state	Share Class	Percentage	(if greater than 25%)
Funds with fiscal period ending November 30

Columbia AMT-Free Tax-Exempt Bond	None	N/A	N/A	—

Columbia Mid Cap Growth	Columbia Management	Class R	11.21%	—
Opportunity		Class R3	28.51%
		Class R	100.00%

	Columbia Portfolio Builder Aggressive Fund	Class I	18.40%	—

	Columbia Portfolio Builder Moderate Fund	Class I	27.57%	—

	Columbia Portfolio Builder Moderate Aggressive Fund	Class I	30.63%	—

	Columbia Portfolio Builder Moderate Conservative Fund	Class I	6.72%	—

	Columbia Portfolio Builder Total Equity Fund	Class I	14.51%	—

	MLP Fenner & Smith	Class C	9.73%	—

	Orchard Trust Company LLC Custodian FBO	Class R	88.79%	—

	Oppenheimer Funds, Greenwood Village, CO

	MG Trust Company FBO Body Masters Inc., Denver, CO	Class R3	57.09%	—

	MG Trust Company FBO Central Jersey Collision, Denver, CO	Class R3	14.39%	—

	Wachovia Bank	Class R4	84.04%	—

	Orchard Trust Company LLC FBO Silgan Plastics, Greenwood Village, CO	Class R4	5.40%	—

Statement of Additional Information – Oct. 28, 2011	Page 173

		Fund Shares		Percent of Fund
Fund	Shareholder name, city and state	Share Class	Percentage	(if greater than 25%)
Funds with fiscal period ending December 31

Columbia Government Money Market	Morgan Stanley Smith Barney	Class B	5.52%	—

	Frontier Trust Company FBO Piedmont Cardiology Assocs, Fargo, ND	Class R	21.07%	—

	Counsel Trust FBO Phonic Ear Holdings Inc. 401K, Pittsburgh, PA	Class R	18.74%	—

	Frontier Trust Company FBO Hospice Advantage 401K, Fargo, ND	Class R	9.52%	—

	Frontier Trust Company FBO ED Fagan Inc. 401K, Fargo, ND	Class R	8.67%	—

	Frontier Trust Company FBO A&B Builders 401K, Fargo, ND	Class R	6.56%	—

	Frontier Trust Company FBO First Security Bank of Nevada 401K, Fargo, ND	Class R	5.77%	—

	Patricks Plain, Easton, MD	Class R5	58.39%	—

	MG Trust Company FBO Seattle Goodwill Industries 403B, Denver, CO	Class R5	21.08%	—

	Gramma Fischer Foundation, Easton, MD	Class R5	19.57%	—

	Thomas R. Bales Cust, Novado, CA	Class Z	17.58%	—

	Living Trust of Frederick Hemker, Maple Grove, MN	Class Z	12.40%	—

	Edward D. Jones & Co., Maryland Heights, MO	Class Z	7.12%	—

	Mary K Parent, Hillsboro, OR	Class Z	6.20%	—

	Om P. Chhabra, Huntington, CT	Class Z	6.01%	—

	Portland Chinese Scholarship Foundation, Clackamas, OR	Class Z	5.86%	—

Statement of Additional Information – Oct. 28, 2011	Page 174

		Fund Shares		Percent of Fund
Fund	Shareholder name, city and state	Share Class	Percentage	(if greater than 25%)
Columbia Select Large-Cap	Columbia Management	Class R4	28.69%	—
Value		Class Z	37.59%

	Portfolio Builder Aggressive	Class I	16.15%	—

	Portfolio Builder Moderate	Class I	24.11%	—

	Portfolio Builder Moderate Aggressive	Class I	26.91%	—

	Portfolio Builder Moderate Conservative	Class I	5.83%	—

	Portfolio Builder Total Equity	Class I	16.14%	—

	American Enterprise Investment Services	Class W	99.98%	—

	Morgan Stanley Smith Barney	Class A	37.64%	—

	New York Life Trust Company, Parsippany, NJ	Class A	6.59%	—

	MLP Fenner & Smith	Class A	7.58%	—
		Class B	17.72%
		Class C	36.60%
		Class R	75.88%

	Citigroup Global Markets	Class A	11.69%	—
		Class B	6.36%
		Class C	6.20%

	Gramma Fischer Foundation	Class R5	26.08%	—

	Charles Schwab	Class R4	71.31%	—
		Class R5	23.57%

	State Street Bank & Trust	Class R5	40.24%	—

	Miriam A. Wolf, Green Valley, AZ	Class Z	62.41%	—

Columbia Select Smaller-Cap Value	Portfolio Builder Aggressive	Class I	19.83%	—

	Portfolio Builder Total Equity	Class I	59.02%	—

	MLP Fenner & Smith	Class C	30.77%	—
		Class R	61.76%

	DCGT FBO Principal Financial Group, Des Moines, IA	Class R	11.70%	—

	Wachovia Bank	Class R4	96.64%	—

	Charles Schwab	Class R5	10.06%	—

	Gramma Fisher Foundation	Class R5	51.43%	—

	Patricks Plain LLC	Class R5	35.50%	—

	State Street Bank & Trust	Class Z	97.81%	—

Statement of Additional Information – Oct. 28, 2011	Page 175

		Fund Shares		Percent of Fund
Fund	Shareholder name, city and state	Share Class	Percentage	(if greater than 25%)
Columbia Seligman Communications and Information	Columbia Management	Class R3	6.92%	—

	UBS WM USA, Weehawken, NJ	Class C	7.92%	—

	Portfolio Builder Aggressive	Class I	17.74%	—

	Portfolio Builder Moderate	Class I	26.39%	—

	Portfolio Builder Moderate Aggressive	Class I	29.62%	—

	Portfolio Builder Moderate Conservative	Class I	6.40%	—

	Portfolio Builder Total Equity	Class I	17.79%	—

	MLP Fenner & Smith	Class A	12.12%	—
		Class B	19.82%
		Class C	21.83%
		Class R	36.38%
		Class R5	55.98%

	Citigroup Global Markets	Class B	7.58%	—
		Class C	6.79%

	MG Trust Company FBO Exceptional Software	Class R3	13.31%	—
	Strategies, Denver, Co	Class R4	28.72%	—
	Charles Schwab	Class R5	11.48%

	Hartford Life Insurance Co., Hartford, CT	Class R	26.45%	—

	JPMorgan Chase Bank, New York, NY	Class R	14.10%	—

	Pershing LLC, Jersey City, NJ	Class R3	72.95%	—

	Gramma Fisher Foundation	Class R5	8.61%	—

	Patricks Plain LLC	Class R5	6.40%	—

	RBC Capital Markets Corp.	Class Z	10.54%	—

	TD Ameritrade, Omaha, NE	Class Z	8.34%	—

	LPL Financial, San Diego, CA	Class Z	5.76%	—

	Frontier Trust Company FBO Red River Employers 401K, Fargo, ND	Class R4	66.32%	—

(a)	Combination of all share classes of Columbia Management initial capital and affiliated funds-of-funds’ investments.

A fund may serve as an underlying investment of funds-of-funds that principally invest in shares of affiliated funds in the Fund Family (the underlying funds). The underlying funds and the funds-of-funds share the same officers, Board members, and investment manager. The funds-of-funds do not invest in an underlying fund for the purpose of exercising management or control; however, from time to time, investments by the funds-of-funds in a fund may represent a significant portion of a fund. Because the funds-of-funds may own a substantial portion of the shares of a fund, procedures have been put into place to assure that public shareholders will determine the outcome of all actions taken at underlying fund shareholder meetings. In proxy voting, the funds-of-funds will vote on each proposal in the same proportion that other shareholders vote on the proposal.

In addition, Columbia Management or an affiliate may own shares of a fund as a result of an initial capital investment at the inception of the fund or class. To the extent Columbia Management, as manager of the funds-of-funds, may be deemed a beneficial owner of the shares of an underlying fund held by the funds-of-funds, and such shares, together with any initial capital investment by Columbia Management or an affiliate, represent more than 25% of a fund, Columbia Management and its affiliated companies may be deemed to control the fund.

Statement of Additional Information – Oct. 28, 2011	Page 176

Information Regarding Pending and Settled Legal Proceedings

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc., was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company mutual funds (branded as Columbia) and they purport to bring the action derivatively on behalf of those funds under the 1940 Act. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the “District Court”). In response to defendants’ motion to dismiss the complaint, the District Court dismissed one of plaintiffs’ four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants’ favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the “Eighth Circuit”) on Aug. 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings. On August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court (the “Supreme Court”), asking the Supreme Court to stay the District Court proceedings while the Supreme Court considers and rules in a case captioned Jones v. Harris Associates, which involves issues of law similar to those presented in the Gallus case. On March 30, 2010, the Supreme Court issued its ruling in Jones v. Harris Associates, and on April 5, 2010, the Supreme Court vacated the Eighth Circuit’s decision in the Gallus case and remanded the case to the Eighth Circuit for further consideration in light of the Supreme Court’s decision in Jones v. Harris Associates. On June 4, 2010, the Eighth Circuit remanded the Gallus case to the District Court for further consideration in light of the Supreme Court’s decision in Jones v. Harris Associates. On December 9, 2010, the District Court reinstated its July 9, 2007 summary judgment order in favor of the defendants. On January 10, 2011, plaintiffs filed a notice of appeal with the Eighth Circuit. In response to the plaintiffs’ opening appellate brief filed on March 18, 2011, the defendants filed a response brief on May 4, 2011 with the Eighth Circuit. The plaintiffs filed a reply brief on May 26, 2011.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds’ Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Statement of Additional Information – Oct. 28, 2011	Page 177

Independent Registered Public Accounting Firm

For funds formerly branded as RiverSource and Threadneedle (See Appendix F), the financial statements for the fiscal years ended on or after July 31, 2007, and for funds formerly branded as Seligman (See Appendix F), the financial statements for the fiscal years ended on or after Sept. 30, 2009 contained in a fund’s Annual Report were audited by the independent registered public accounting firm, Ernst & Young LLP, 220 South 6th Street, Suite 1400, Minneapolis, MN 55402. The independent registered public accounting firm also provides other accounting and tax-related services as requested by the funds. For RiverSource and Threadneedle funds, the financial statements for periods ended on or before June 30, 2007 and for Seligman funds, the financial statements for periods ended on or before Dec. 31, 2008, were audited by other auditors.

Statement of Additional Information – Oct. 28, 2011	Page 178

Appendix A

DESCRIPTION OF RATINGS

Standard & Poor’s Long-Term Debt Ratings.
A Standard & Poor’s corporate or municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

The debt rating is not a recommendation to purchase, sell, or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of such information or based on other circumstances.

The ratings are based, in varying degrees, on the following considerations:

•	Likelihood of default capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation.

•	Nature of and provisions of the obligation.

•	Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

On August 5, 2011, Standard & Poor’s Ratings Services (“S&P) lowered its long-term sovereign credit rating for the United States of America to “AA+” from “AAA”. Because certain of the funds invest in U.S. government obligations, the value of the funds’ shares may be adversely affected by S&P’s downgrade or any future downgrades of the U.S. government’s credit rating. While the long-term impact of the downgrade is uncertain, it could, for example, lead to increased volatility in the short-term.

Investment Grade
Debt rated AAA has the highest rating assigned by Standard & Poor’s. Capacity to pay interest and repay principal is extremely strong.

Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in a small degree.

Debt rated A has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

Speculative Grade
Debt rated BB, B, CCC, CC, and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category also is used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category also is used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

Debt rated CCC has a currently identifiable vulnerability to default and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category also is used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

Statement of Additional Information – Oct. 28, 2011	A-1

Debt rated CC typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

Debt rated C typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

The rating CI is reserved for income bonds on which no interest is being paid.

Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Moody’s Long-Term Debt Ratings
Aaa – Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa – Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risk appear somewhat larger than in Aaa securities.

A – Bonds that are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment some time in the future.

Baa – Bonds that are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba – Bonds that are rated Ba are judged to have speculative elements – their future cannot be considered as well- assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B – Bonds that are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or maintenance of other terms of the contract over any long period of time may be small.

Caa – Bonds that are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca – Bonds that are rated Ca represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C – Bonds that are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Fitch’s Long-Term Debt Ratings
Fitch’s bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings represent Fitch’s assessment of the issuer’s ability to meet the obligations of a specific debt issue in a timely manner.

The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer’s future financial strength and credit quality.

Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guaranties unless otherwise indicated.

Fitch ratings are not recommendations to buy, sell or hold any security. Ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature of taxability of payments made in respect of any security.

Statement of Additional Information – Oct. 28, 2011	A-2

Fitch ratings are based on information obtained from issuers, other obligors, underwriters, their experts, and other sources Fitch believes to be reliable. Fitch does not audit or verify the truth or accuracy of such information. Ratings may be changed, suspended, or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.

Investment Grade
AAA: Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA: Bonds considered to be investment grade and of very high credit quality. The obligor’s ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

A: Bonds considered to be investment grade and of high credit quality. The obligor’s ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB: Bonds considered to be investment grade and of satisfactory credit quality. The obligor’s ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

Speculative Grade
BB: Bonds are considered speculative. The obligor’s ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified, which could assist the obligor in satisfying its debt service requirements.

B: Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor’s limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC: Bonds have certain identifiable characteristics that, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC: Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C: Bonds are in imminent default in payment of interest or principal.

DDD, DD, and D: Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. DDD represents the highest potential for recovery on these bonds, and D represents the lowest potential for recovery.

SHORT-TERM RATINGS

Standard & Poor’s Commercial Paper Ratings
A Standard & Poor’s commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

Ratings are graded into several categories, ranging from A-1 for the highest quality obligations to D for the lowest. These categories are as follows:

A-1	This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2	Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

A-3	Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B	Issues are regarded as having only speculative capacity for timely payment.

C	This rating is assigned to short-term debt obligations with doubtful capacity for payment.

Statement of Additional Information – Oct. 28, 2011	A-3

D	Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

Standard & Poor’s Muni Bond and Note Ratings
An S&P municipal bond or note rating reflects the liquidity factors and market-access risks unique to these instruments. Notes maturing in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating.

Note rating symbols and definitions are as follows:

SP-1	Strong capacity to pay principal and interest. Issues determined to possess very strong characteristics are given a plus (+) designation.

SP-2	Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3	Speculative capacity to pay principal and interest.

Municipal bond rating symbols and definitions are as follows:

Standard & Poor’s rating SP-1 indicates very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

Standard & Poor’s rating SP-2 indicates satisfactory capacity to pay principal and interest.

Standard & Poor’s rating SP-3 indicates speculative capacity to pay principal and interest.

Moody’s Short-Term Ratings
Moody’s short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted.

Moody’s employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: (i) leading market positions in well-established industries, (ii) high rates of return on funds employed, (iii) conservative capitalization structure with moderate reliance on debt and ample asset protection, (iv) broad margins in earnings coverage of fixed financial charges and high internal cash generation, and (v) well established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Issuers rated Not Prime do not fall within any of the Prime rating categories.

Moody’s Short-Term Muni Bonds and Notes
Short-term municipal bonds and notes are rated by Moody’s. The ratings reflect the liquidity concerns and market access risks unique to notes.

Moody’s MIG 1/VMIG 1 indicates the best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

Moody’s MIG 2/VMIG 2 indicates high quality. Margins of protection are ample although not so large as in the preceding group.

Statement of Additional Information – Oct. 28, 2011	A-4

Moody’s MIG 3/VMIG 3 indicates favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

Moody’s MIG 4/VMIG 4 indicates adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

Fitch’s Short-Term Ratings
Fitch’s short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes. The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer’s obligations in a timely manner.

Fitch short-term ratings are as follows:

F-1+: Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1: Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

F-2: Good Credit Quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned F-1+ and F-1 ratings.

F-3: Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, however, near-term adverse changes could cause these securities to be rated below investment grade.

F-S: Weak Credit Quality. Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

D: Default. Issues assigned this rating are in actual or imminent payment default.

Statement of Additional Information – Oct. 28, 2011	A-5

Appendix B

STATE TAX-EXEMPT FUNDS
STATE RISK FACTORS

The State Tax-Exempt Funds invest primarily in the municipal securities issued by a single state and political sub-divisions that state. Each Fund will be particularly affected by political and economic conditions and developments in the state in which it invests. This vulnerability to factors affecting the state’s tax- exempt investments will be significantly greater than that of more geographically diversified funds, which may result in greater losses and volatility. Because of the relatively small number of issuers of tax-exempt securities, the Fund may invest a higher percentage of assets in a single issuer and, therefore, be more exposed to the risk of loss by investing in a few issuers than a fund that invests more broadly. At times, the Fund and other accounts managed by the investment manager may own all or most of the debt of a particular issuer. This concentration of ownership may make it more difficult to sell, or to determine the fair value of, these investments. In addition, a Fund may concentrate in a segment of the tax-exempt debt market, such as revenue bonds for health care facilities, housing or airports. These investments may cause the value of a fund’s shares to change more than the values of funds’ shares that invest in more diversified investments. The yields on the securities in which the Fund invests generally are dependent on a variety of factors, including the financial condition of the issuer or other obligor, the revenue source from which the debt service is payable, general economic and monetary conditions, conditions in the relevant market, the size of a particular issue, the maturity of the obligation, and the rating of the issue. In addition to such factors, geographically concentrated securities will experience particular sensitivity to local conditions, including political and economic changes, adverse conditions to an industry significant to the area, and other developments within a particular locality. Because many tax-exempt bonds may be revenue or general obligations of local governments or authorities, ratings on tax-exempt bonds may be different from the ratings given to the general obligation bonds of a particular state.

Certain events may adversely affect all investments within a particular market segment of the market. Examples include litigation, legislation or court decisions, concerns about pending or contemplated litigation, legislation or court decisions, or lower demand for the services or products provided by a particular market segment. Investing mostly in state-specific tax-exempt investments makes the Fund more vulnerable to that state’s economy and to factors affecting tax-exempt issuers in that state than would be true for more geographically diversified funds. These risks include, among others:

•	the inability or perceived inability of a government authority to collect sufficient tax or other revenues to meet its payment obligations;

•	natural disasters and ecological or environmental concerns;

•	the introduction of constitutional or statutory limits on a tax-exempt issuer’s ability to raise revenues or increase taxes;

•	the inability of an issuer to pay interest on or repay principal or securities in which the funds invest during recessionary periods; and

•	economic or demographic factors that may cause a decrease in tax or other revenues for a government authority or for private operators of publicly financed facilities.

More information about state specific risks may be available from official state resources.

Statement of Additional Information – Oct. 28, 2011	B-1

Appendix C

Proxy Voting Policy

Proxy Voting Guidelines

As Amended and Restated – Effective
January 24, 2011

Set forth on the following pages are guidelines adopted and used by the Funds listed on the cover page of the Statement of Additional Information to which these Guidelines are appended. These Funds are governed by the same Board of Trustees (the “Board”, “We”, “Us” or “Our”) and guide the Board in voting proxies on behalf of the Funds (the “Guidelines”). The Guidelines are organized by issue and present certain factors that may be considered in making proxy voting determinations. The Board may, in exercising its fiduciary discretion, determine to vote any proxy in a manner contrary to these Guidelines.

Funds Proxy Voting Guidelines	C-1

Directors, Boards, Committees

Elect Directors

In a routine election of directors, the Board generally votes FOR the slate nominated by the nominating committee of independent directors, who are in the best position to know what qualifications are needed for each director to contribute to an effective board. The Board generally will WITHHOLD support from a nominee who fails to meet one or more of the following criteria:

Independence – A nominee who is deemed an affiliate of the company by virtue of a material business, familial or other relationship with the company but is otherwise not an employee.

Attendance – A nominee who failed to attend at least 75% of the board’s meetings.

Over Boarding – A nominee who serves on more than four other public company boards or an employee director nominee who serves on more than two other public company boards.

Committee Membership – A nominee who has been assigned to the audit, compensation, nominating, or governance committee if that nominee is not independent of management, or if the nominee does not meet the specific independence and experience requirements for audit committees or the independence requirements for compensation committees.

Audit Committee Chair – A nominee who serves as audit committee chair where the committee failed to put forth shareholder proposals for ratification of auditors.

Board Independence  – A nominee of a company whose board as proposed to be constituted would have more than one-third of its members from management.

Interlocking Directorship – A nominee who is an executive officer of another company on whose board one of the company’s executive officers sits.

Poor Governance – A nominee involved with options backdating, financial restatements or material weakness in controls, approving egregious compensation, or who has consistently disregarded the interests of shareholders.

The Board will vote on a CASE-BY-CASE basis on any director nominee who meets the aforementioned criteria but whose candidacy has otherwise been identified by the third party research provider as needing further consideration for any reason not identified above.

In the case of contested elections, the Board will vote on a CASE-BY-CASE basis, taking into consideration the above criteria and other factors such as the background of the proxy contest, the performance of the company, current board and management, and qualifications of nominees on both slates.

Shareholder Nominations for Director

The Board will vote on a CASE-BY-CASE basis for shareholder-nominated candidates for director, taking into account various factors including, but not limited to: company performance, the circumstances compelling the nomination by the shareholder, composition of the incumbent board, and the criteria listed above the Board uses to evaluate nominees.

Shareholder Nominations for Director – Special Criteria

The Board generally votes in accordance with recommendations made by its third party research provider, which are typically based on the view that board nominating committees are responsible for establishing and implementing policies regarding the composition of the board and are therefore in the best position to make determinations with respect to special nominating criteria.

Director Independence and Committees

The Board generally will vote FOR proposals that require all members of a board’s key committees (audit, compensation, nominating or governance) be independent from management.

Independent Board Chair / Lead Director

The Board generally will vote FOR proposals supporting an independent board chair or lead director and FOR the separation of the board chair and CEO roles, as independent board leaders foster the effectiveness of the independent directors and ensure appropriate oversight of management.

Funds Proxy Voting Guidelines	C-2

Removal of Directors

The Board generally will vote FOR proposals that amend governing documents to grant or restore shareholder ability to remove directors with cause, and AGAINST proposals that provide directors may be removed only by supermajority vote. The Board will vote on a CASE-BY-CASE basis on proposals calling for removal of specific directors.

Board Vacancies

The Board generally votes in accordance with recommendations made by its third party research provider in the case of vacancies filled by continuing directors, taking into account factors including whether the proposal is in connection with a proxy contest or takeover situation.

Cumulative Voting

In the absence of proxy access rights or majority voting, the Board generally will vote FOR the restoration or provision for cumulative voting and AGAINST its elimination.

Majority Voting

The Board generally will vote FOR amendments to governing documents that provide that nominees standing for election to the board must receive a majority of votes cast in order to be elected to the board.

Number of Directors

The Board generally will vote FOR amendments to governing documents that provide directors the authority to adjust the size of the board to adapt to needs that may arise.

Term Limits

The Board generally will vote AGAINST proposals seeking to establish a limit on director terms or mandatory retirement.

General Corporate Governance

Right to Call a Special Meeting

The Board generally votes in accordance with recommendations made by its third party research provider, which typically recommends votes FOR adoption, considering factors such as proposed ownership threshold, company size, and shareholder ownership, but will not support proposals allowing for investors with less than 10% ownership to call a special meeting.

Eliminate or Restrict Right to Call Special Meeting

The Board will generally vote AGAINST proposals to eliminate the right of shareholders to call special meetings.

Lead Independent Director Right to Call Special Meeting

The Board will generally vote FOR governance document amendments or other proposals which give the lead independent director the authority to call special meetings of the independent directors at any time.

Adjourn Meeting

The Board will vote on a CASE-BY-CASE basis on adjournment proposals and generally in the same direction as the primary proposal (i.e., if supporting the primary proposal, favor adjournment; if not supporting the primary proposal, oppose adjournment).

Other Business

The Board generally will vote AGAINST proposals seeking to give management the authority to conduct or vote on other business at shareholder meetings on the grounds that shareholders not present at the meeting would be unfairly excluded from such deliberations.

Funds Proxy Voting Guidelines	C-3

Eliminate or Restrict Action by Written Consent

The Board will generally vote AGAINST proposals to eliminate the right of shareholders to act by written consent since it may be appropriate to take such action in some instances.

Vote Unmarked Proxies

The Board generally will vote FOR proposals prohibiting voting of unmarked proxies in favor of management.

Proxy Contest Advance Notice

The Board generally will vote AGAINST proposals to amend governing documents that require advance notice for shareholder proposals or director nominees beyond notice that allows for sufficient time for company response, SEC review, and analysis by other shareholders.

Minimum Stock Ownership

The Board will vote on a CASE-BY-CASE basis on proposals regarding minimum stock ownership levels.

Director and Officer Indemnification

The Board will generally vote FOR the provision of a maximum dollar amount that can be obtained through the course of legal action from a director or officer who acts in good faith and does not benefit from a transaction.

Confidential Voting

The Board generally will vote FOR actions that ensure all proxies, ballots, and voting tabulations which identify shareholders be kept confidential, except where disclosure is mandated by law. The Board supports the proposal to minimize pressure on shareholders, particularly employee shareholders.

Miscellaneous Governing Document Amendments

The Board generally will vote FOR bylaw or charter changes that are of a housekeeping nature (e.g., updates or corrections).

Change Company Name

The Board will generally vote FOR routine business matters such as changing the company’s name.

Approve Minutes

The Board will generally vote FOR routine procedural matters such as approving the minutes of a prior meeting.

Change Date/Time/Location of Annual Meeting

The Board will vote in accordance with the recommendation of the third-party research provider on proposals to change the date, time or location of the company’s annual meeting of shareholders.

Approve Annual, Financial and Statutory Reports

The Board generally will vote FOR proposals to approve the annual reports and accounts, financial and statutory reports, provided companies required to comply with U.S. securities laws have included the certifications required by the Sarbanes Oxley Act of 2002.

Compensation

Approve or Amend Omnibus Equity Compensation Plan

The Board generally votes in accordance with recommendations made by its third party research provider, which typically recommends votes FOR adoption or amendments to omnibus (general) equity compensation plans for employees or non-employee directors if they are reasonable and consistent with industry and country standards, and AGAINST compensation plans that substantially dilute ownership interest in a company, provide participants with excessive awards, or have objectionable structural features.

Funds Proxy Voting Guidelines	C-4

Approve or Amend Stock Option Plan

The Board generally votes in accordance with recommendations made by its third party research provider, which are typically based on factors including cost, size, and pattern of grants in comparison to peer groups, history of repricing, and grants to senior executives and non-employee directors.

Approve or Amend Employee Stock Purchase Plan

The Board generally votes in accordance with recommendations made by its third party research provider, which are typically based on factors including the plan’s cost to shareholders, whether those costs are in line with the company’s peer’s plans, and whether the plan requires shareholder approval within five years.

Approve or Amend Performance-Based 162(m) Compensation Plan

The Board generally votes in accordance with recommendations made by its third party research provider, which are typically based on factors that consider the goal of the plan and in particular the linkage between potential payments to senior executives and the attainment of preset performance-based metrics.

Approve or Amend Restricted Stock Plan

The Board generally votes in accordance with recommendations made by its third party research provider, which considers such factors as the balance of all equity grants and awards, the term and other restrictions in place for restricted stock.

Stock Option Repricing or Exchanges

The Board generally votes in accordance with recommendations made by its third party research provider on matters relating to the repricing of stock options, which are typically based on factors such as whether the amending terms lead to a reduction in shareholder rights, allow the plan to be amended without shareholder approval, or change the terms to the detriment of employee incentives such as excluding a certain class or group of employees. The Board generally will vote FOR proposals to put stock option repricings to a shareholder vote.

Performance-Based Stock Options

The Board will vote on a CASE-BY-CASE basis regarding proposals urging that stock options be performance-based rather than tied to the vagaries of the stock market.

Ban Future Stock Option Grants

The Board generally will vote AGAINST proposals seeking to ban or eliminate stock options in equity compensation plans as such an action would preclude the company from offering a balanced compensation program.

Require Stock Retention Period

The Board generally will vote FOR proposals requiring senior executives to hold stock obtained by way of a stock option plan for a minimum of three years.

Require Approval of Extraordinary Benefits

The Board generally will vote FOR proposals specifying that companies disclose any extraordinary benefits paid or payable to current or retired senior executives and generally will vote AGAINST proposals requiring shareholder approval of any such extraordinary benefits.

Pay for Performance

The Board will vote on a CASE-BY-CASE basis regarding proposals seeking to align executive compensation with shareholders’ interests.

Say on Pay

The Board generally votes in accordance with recommendations made by its third party research provider on these proposals, taking into consideration the nature of the proposal, whether the proposal seeks any change in compensation policy, and an analysis of the Compensation Discussion and Analysis disclosure and pay for performance practices of the company.

Funds Proxy Voting Guidelines	C-5

Executive Severance Agreements

The Board generally votes in accordance with recommendations made by its third party research provider on these proposals regarding approval of specific executive severance arrangements in the event of change in control of a company or due to other circumstances.

Approve or Amend Deferred Compensation Plans for Directors

The Board generally will vote FOR approval or amendments to deferred compensation plans for non-employee directors, so that they may defer compensation earned until retirement.

Set Director Compensation

The Board generally will vote AGAINST proposals that seek to limit director compensation or mandate that compensation be paid solely in shares of stock.

Director Retirement Plans

The Board will generally vote AGAINST the adoption or amendment of director retirement plans on the basis that directors should be appropriately compensated while serving and should not view service on a board as a long-term continuing relationship with a company.

Business Entity and Capitalization

Common or Preferred Stock – Increase in Authorized Shares or Classes

The Board will vote on a CASE-BY-CASE basis regarding proposals to increase authorized shares of common stock or to add a class of common stock, taking into consideration the company’s capital goals that may include stock splits, stock dividends, or financing for acquisitions or general operations. With respect to proposals seeking to increase authorized shares of preferred stock, to add a class of preferred stock, to authorize the directors to set the terms of the preferred stock or to amend the number of votes per share of preferred stock, The Board will vote on a CASE-BY-CASE basis on the grounds that such actions may be connected to a shareholder rights’ plan that the Board also will consider on a CASE-BY-CASE basis.

Common or Preferred Stock – Decrease in Authorized Shares or Classes

The Board generally will vote FOR proposals seeking to decrease authorized shares of common or preferred stock or the elimination of a class of common or preferred stock.

Common Stock – Change in Par Value

The Board generally will vote FOR proposals to change the par value of the common stock, provided that the changes do not cause a diminution in shareholder rights.

Authorize Share Repurchase Program

The Board generally will vote FOR proposals to institute or renew open market share repurchase plans in which all shareholders may participate on equal terms.

Stock Splits

The Board generally will vote FOR stock split proposals on the grounds that they intended to encourage stock ownership of a company.

Private Placements, Conversion of Securities, Issuance of Warrants or Convertible Debentures

The Board will generally vote FOR the issuance of shares for private placements, the conversion of securities from one class to another, and the issuance of warrants or convertible debentures on the grounds that such issuances may be necessary and beneficial for the financial health of the company and may be a low cost source of equity capital. The Board will generally vote AGAINST any such issuance or related action if the proposal would in any way result in new equity holders having superior voting rights, would result in warrants or debentures, when exercised, holding in excess of 20 percent of the currently outstanding voting rights, or if the proposal would in any way diminish the rights of existing shareholders.

Funds Proxy Voting Guidelines	C-6

Issuance of Equity or Equity-Linked Securities without Subscription Rights (Preemptive Rights)

The Board generally will vote FOR proposals that seek shareholder approval of the issuance of equity, convertible bonds or other equity-linked debt instruments, or to issue shares to satisfy the exercise of such securities that are free of subscription (preemptive) rights on the grounds that companies must retain the ability to issue such securities for purposes of raising capital. The Board generally will vote AGAINST any proposal where dilution exceeds 20 percent of the company’s outstanding capital.

Recapitalization

The Board generally will vote FOR recapitalization plans that combine two or more classes of stock into one class, or that authorize the company to issue new common or preferred stock for such plans. The Board generally will vote AGAINST recapitalization plans that would result in the diminution of rights for existing shareholders.

Merger Agreement

The Board will vote on a CASE-BY-CASE basis on proposals seeking approval of a merger or merger agreement and all proposals related to such primary proposals, taking into consideration the particular facts and circumstances of the proposed merger and its potential benefits to existing shareholders.

Going Private

The Board will vote on a CASE-BY-CASE basis on proposals that allow listed companies to de-list and terminate registration of their common stock, taking into consideration the cash-out value to shareholders, and weighing the value in continuing as a publicly traded entity.

Reincorporation

The Board will vote on a CASE-BY-CASE basis on reincorporation proposals, taking into consideration whether financial benefits (e.g., reduced fees or taxes) likely to accrue to the company as a result of a reincorporation or other change of domicile outweigh any accompanying material diminution of shareholder rights. The Board will generally vote AGAINST the proposal unless the long-term business reasons for doing so are valid. The Board will generally vote FOR proposals to consider reincorporating in the United States if a company left the country for the purpose of avoiding taxes.

Bundled Proposals

The Board generally votes in accordance with recommendations made by its third party research provider on “bundled” or otherwise conditioned proposals, which are determined depending on the overall economic effects to shareholders.

Defense Mechanisms

Shareholder Rights’ Plan (Poison Pill)

The Board will vote on a CASE-BY-CASE basis regarding management proposals seeking ratification of a shareholder rights’ plan, including a net operating loss (NOL) shareholder rights’ plan, or stockholder proposals seeking modification or elimination of any existing shareholder rights’ plan.

Supermajority Voting

The Board generally will vote FOR the elimination or material diminution of provisions in company governing documents that require the affirmative vote of a supermajority of shareholders for approval of certain actions, and generally will vote AGAINST the adoption of any supermajority voting clause.

Control Share Acquisition Provisions

The Board generally will vote FOR proposals to opt out of control share acquisition statutes and will generally vote AGAINST proposals seeking approval of control share acquisition provisions in company governing documents on the grounds that such provisions may harm long-term share value by effectively entrenching management. The ability to buy shares should not be constrained by requirements to secure approval of the purchase from other shareholders.

Funds Proxy Voting Guidelines	C-7

Anti-Greenmail

The Board generally will vote FOR proposals to adopt anti-greenmail governing document amendments or to otherwise restrict a company’s ability to make greenmail payments.

Classification of Board of Directors

The Board generally will vote FOR proposals to declassify a board and AGAINST proposals to classify a board, absent special circumstances that would indicate that shareholder interests are better served by voting to the contrary.

Auditors

Ratify or Appoint Auditors

The Board generally votes in accordance with recommendations made by its third party research provider, which typically recommends votes FOR ratification or appointment except in situations where there are questions about the relative qualification of the auditors, conflicts of interest, auditor involvement in significant financial restatements, option backdating, material weaknesses in controls, attempts to limit auditor liability or situations where independence has been compromised.

Prohibit or Limit Auditor’s Non-Audit Services

The Board generally votes in accordance with recommendations made by its third party research provider, which typically recommends votes AGAINST these proposals since it may be necessary or appropriate for auditors to provide a service related to the business of a company and that service will not compromise the auditors’ independence. In addition, Sarbanes-Oxley legislation spells out the types of services that need pre-approval or would compromise independence.

Indemnification of External Auditor

The Board will generally vote AGAINST proposals to indemnify external auditors on the grounds that indemnification agreements may limit pursuit of legitimate legal recourse against the audit firm.

Indemnification of Internal Auditor

The Board will generally vote FOR the indemnification of internal auditors, unless the costs associated with the approval are not disclosed.

Social and Environmental

Disclose Social Agenda

The Board generally will ABSTAIN from voting on proposals that seek disclosure, often in the form of a report, on items such as military contracts or sales, environmental or conservation initiatives, business relationships with foreign countries, or animal welfare for the following reasons: a) our clients are likely to have different views of what is a socially responsible policy, b) whether social responsibility issues other than those mandated by law should be the subject of corporate policy, or c) because the impact of such disclosure on share value can rarely be anticipated with any degree of confidence.

Socially Responsible Investing

The Board generally will ABSTAIN from voting on proposals that seek to have a company take a position on social or environmental issues, for the reasons cited under ‘Disclose Social Agenda’ above.

Prohibit or Disclose Contributions and Lobbying Expenses

The Board generally votes in accordance with recommendations made by its third party research provider, which typically considers the proposal in the context of the company’s current disclosures, Federal and state laws, and whether the proposal is in shareholders’ best interests.

Disclose Prior Government Service

The Board generally will ABSTAIN from voting on proposals seeking the company to furnish a list of high-ranking employees who served in any governmental capacity over the last five years.

Funds Proxy Voting Guidelines	C-8

Change in Operations or Products Manufactured or Sold

The Board generally will ABSTAIN from voting on proposals seeking to change the way a company operates (e.g., protect human rights, sexual orientation, stop selling tobacco products, move manufacturing operations to another country, etc.) .

Executive Compensation Report

The Board generally will vote AGAINST proposals seeking companies to issue a report on linkages between executive compensation and financial, environmental and social performance on the grounds that executive compensation is a business matter for the company’s board to consider.

Pay Equity

The Board will generally vote AGAINST proposals seeking a cap on the total pay and other compensation of its executive officers to no more than a specified multiple of the pay of the average employee of the company.

Foreign Issues

Foreign Issues- Directors, Boards, Committees

Approve Discharge of Management (Supervisory) Board

The Board generally votes in accordance with recommendations made by its third party research provider, which typically recommends votes FOR approval of the board, based on factors including whether there is an unresolved investigation or whether the board has participated in wrongdoing. This is a standard request in Germany and discharge is generally granted unless a shareholder states a specific reason for withholding discharge and intends to take legal action.

Announce Vacancies on Management (Supervisory) Board

The Board generally will vote FOR proposals requesting shareholder approval to announce vacancies on the board, as is required under Dutch law.

Approve Director Fees

The Board generally votes in accordance with recommendations made by its third party research provider on proposals seeking approval of director fees.

Foreign Issues- General Corporate Governance

Digitalization of Certificates

The Board generally will vote FOR proposals seeking shareholder approval to amend a company’s articles of incorporation to eliminate references to share certificates and beneficial owners, and to make other related changes to bring the articles in line with recent regulatory changes for Japanese companies.

Authorize Filing of Required Documents and Other Formalities

The Board generally will vote FOR proposals requesting shareholders authorize the holder of a copy of the minutes of the general assembly to accomplish any formalities required by law, as is required in France.

Propose Publications Media

The Board generally will vote FOR proposals requesting shareholders approve the designation of a newspaper as the medium to publish the company’s meeting notice, as is common in Chile and other countries.

Clarify Articles of Association or Incorporation

The Board generally will vote FOR proposals seeking shareholder approval of routine housekeeping of the company’s articles, including clarifying items and deleting obsolete items.

Funds Proxy Voting Guidelines	C-9

Update Articles of Association or Incorporation with Proxy Results

The Board generally will vote FOR proposals requesting shareholders approve changes to the company’s articles of association or incorporation to reflect the results of a proxy vote by shareholders, which is a routine proposal in certain country’s proxies.

Conform Articles of Association or Incorporation to Law or Stock Exchange

The Board generally will vote FOR proposals requesting shareholder approval to amend the articles of association or incorporation to conform to new requirements in local or national law or rules established by a stock exchange on which its stock is listed.

Authorize Board to Ratify and Execute Approved Resolutions

The Board generally will vote FOR proposals requesting shareholder approval to authorize the board to ratify and execute any resolutions approved at the meeting.

Prepare and Approve List of Shareholders

The Board generally votes FOR proposals requesting shareholder approval for the preparation and approval of the list of shareholders entitled to vote at the meeting, which is a routine formality in European countries.

Authorize Company to Engage in Transactions with Related Parties

The Board generally will vote FOR proposals requesting shareholder approval for the company, its subsidiaries, and target associated companies to enter into certain transactions with persons who are considered “interested parties” as defined in Chapter 9A of the Listing Manual of the Stock Exchange of Singapore (SES), as the SES related-party transaction rules are fairly comprehensive and provide shareholders with substantial protection against insider trading abuses.

Amend Articles to Lower Quorum Requirement for Special Business

The Board generally will vote on a CASE-BY-CASE basis on proposals seeking to amend the articles to lower the quorum requirement to one-third for special business resolutions at a shareholder meeting, which is common when certain material transactions such as mergers or acquisitions are to be considered by shareholders.

Change Date/Location of Annual Meeting

The Board will vote in accordance with the recommendation of the third-party research provider on proposals to change the date, time or location of the company’s annual meeting of shareholders.

Elect Chairman of the Meeting

The Board generally will vote FOR proposals requesting shareholder approval to elect the chairman of the meeting, which is a routine meeting formality in certain European countries.

Authorize New Product Lines

The Board generally will vote FOR proposals requesting shareholder approval to amend the company’s articles to allow the company to expand into new lines of business.

Approve Financial Statements, Directors’ Reports and Auditors’ Reports

The Board generally will vote FOR proposals that request shareholder approval of the financial statements, directors’ reports, and auditors’ reports.

Foreign Issues- Compensation

Approve Retirement Bonuses for Directors/Statutory Auditors

The Board generally will ABSTAIN from voting on proposals requesting shareholder approval for the payment of retirement bonuses to retiring directors and/or statutory auditors, which is a standard request in Japan, because information to justify the proposal is typically insufficient.

Funds Proxy Voting Guidelines	C-10

Approve Payment to Deceased Director’s/Statutory Auditor’s Family

The Board generally will ABSTAIN from voting on proposals requesting shareholder approval for the payment of a retirement bonus to the family of a deceased director or statutory auditor, which is a standard request in Japan, because information to justify the proposal is typically insufficient.

Foreign Issues- Business Entity, Capitalization

Set or Approve the Dividend

The Board generally will vote FOR proposals requesting shareholders approve the dividend rate set by management.

Approve Allocation of Income and Dividends

The Board generally will vote FOR proposals requesting shareholders approve a board’s allocation of income for the current fiscal year, as well as the dividend rate.

Approve Scrip (Stock) Dividend Alternative

The Board generally will vote FOR proposals requesting shareholders authorize dividend payments in the form of either cash or shares at the discretion of each shareholder, provided the options are financially equal. The Board generally will vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

Authorize Issuance of Equity or Equity-Linked Securities

The Board generally will vote FOR proposals requesting shareholder approval to permit the board to authorize the company to issue convertible bonds or other equity-linked debt instruments or to issue shares to satisfy the exercise of such securities.

Authorize Issuance of Bonds

The Board generally will vote FOR proposals requesting shareholder approval granting the authority to the board to issue bonds or subordinated bonds.

Authorize Capitalization of Reserves for Bonus Issue or Increase in Par Value

The Board generally will vote FOR proposals requesting shareholder approval to increase authorized stock by capitalizing various reserves or retained earnings, which allows shareholders to receive either new shares or a boost in the par value of their shares at no cost.

Increase Issued Capital for Rights Issue

The Board generally will vote FOR proposals requesting shareholder approval to increase to issued capital in order to offer a rights issue to current registered shareholders, which provides shareholders the option of purchasing additional shares of the company’s stock, often at a discount to market value, and the company will use the proceeds from the issue to provide additional financing.

Board Authority to Repurchase Shares

The Board generally will vote FOR proposals requesting that a board be given the authority to repurchase shares of the company on the open market, with such authority continuing until the next annual meeting.

Authorize Reissuance of Repurchased Shares

The Board generally will vote FOR proposals requesting shareholder approval to reissue shares of the company’s stock that had been repurchased by the company at an earlier date.

Approve Payment of Corporate Income Tax

The Board generally will vote FOR proposals seeking approval for the use by a company of its reserves in order to pay corporate taxes, which is common practice in Europe.

Funds Proxy Voting Guidelines	C-11

Cancel Pre-Approved Capital Issuance Authority

The Board generally will vote FOR proposals requesting shareholders cancel a previously approved authority to issue capital, which may be necessary in Denmark as companies there do not have authorized but unissued capital that they may issue as needed like their counterparts in other countries.

Allotment of Unissued Shares

The Board generally will vote FOR proposals requesting that shareholders give the board the authority to allot or issue unissued shares.

Authority to Allot Shares for Cash

The Board generally will vote FOR proposals requesting that shareholders give the board the ability to allot a set number of authorized but unissued shares for the purpose of employee share schemes and to allot equity securities for cash to persons other than existing shareholders up to a limited aggregate nominal amount (a percentage of the issued share capital of the company).

Foreign Issues- Defense Mechanisms

Authorize Board to Use All Outstanding Capital

The Board will vote on a CASE-BY-CASE basis on proposals requesting shareholders authorize the board, for one year, to use all outstanding capital authorizations in the event that a hostile public tender or exchange offer is made for the company, which is a common anti-takeover measure in France similar to the way U.S. companies use preferred stock.

Foreign Issues- Auditors

Approve Special Auditors’ Report

The Board generally will vote FOR proposals that present shareholders of French companies, as required by French law, with a special auditor’s report that confirms the presence or absence of any outstanding related party transactions. At a minimum, such transactions (with directors or similar parties) must be previously authorized by the board. This part of the French commercial code provides shareholders with a mechanism to ensure an annual review of any outstanding related party transactions.

Appoint Statutory Auditor

The Board generally will vote FOR proposals requesting shareholder approval to appoint the internal statutory auditor, designated as independent internal auditor as required by the revised Japanese Commercial Code.

Foreign Issues- Social and Environmental

Authorize Company to Make EU Political Organization Donations

The Board generally will ABSTAIN from voting on proposals that seek authorization for the company to make EU political organization donations and to incur EU political expenditures.

Funds Proxy Voting Guidelines	C-12

Appendix D

Class A – Calculation of the Sales Charge
Sales charges are determined as shown in the following table. The table is organized by investment category. You can find your fund’s investment category in Table 1.

	Sales charge(a) as a percentage of:
		Public offering	Net amount
Fund category	Total market value	price(b)	invested
	$0 – $49,999	5.75%	6.10%

	$50,000 – $99,999	4.50%	4.71%

	$100,000 – $249,999	3.50%	3.63%

Balanced, Equity, Fund-of-funds – equity	$250,000 – $499,999	2.50%	2.56%

	$500,000 – $999,999	2.00%	2.04%

	$1,000,000 or more(c),(d)	0.00%	0.00%

	$0 – $49,999	4.75%	4.99%

	$50,000 – $99,999	4.25%	4.44%

Fund-of-funds – fixed income, State tax-exempt fixed income, Taxable fixed income, Tax-exempt fixed income	$100,000 – $249,999	3.50%	3.63%

	$250,000 – $499,999	2.50%	2.56%

	$500,000 – $999,999	2.00%	2.04%

	$1,000,000 or more(c),(d)	0.00%	0.00%

For Columbia Absolute Return Currency and Income Fund, Columbia Floating Rate Fund, Columbia Inflation Protected Securities Fund, Columbia Limited Duration Credit Fund, RiverSource Intermediate Tax-Exempt Fund and RiverSource Short Duration U.S. Government Fund	$0 – $99,999	3.00%	3.09%

	$100,000 – $249,999	2.50%	2.56%

	$250,000 – $499,999	2.00%	2.04%

	$500,000 – $999,999	1.50%	1.52%

	$1,000,000 or more(c),(d)	0.00%	0.00%

(a)	Because the offering price is calculated to two decimal places, the dollar amount of the sales charge as a percentage of the offering price and your net amount invested for any particular purchase of fund shares may be higher or lower depending on whether downward or upward rounding was required during the calculation process.

(b)	Purchase price includes the sales charge.

(c)	Although there is no sales charge for purchases with a total market value of $1 million or more, and therefore no re-allowance, the distributor may pay a selling and/or servicing agent the following out of its own resources: 1.00% on purchases from $1 million up to but not including $3 million; 0.50% on purchases of $3 million up to but not including $50 million; and 0.25% on amounts of $50 million or more. The distributor may be reimbursed if a CDSC is deducted when the shares are redeemed.

(d)	For eligible employee benefit plans, selling and/or servicing agents are eligible to receive from the distributor the following sales commissions on purchases that are coded as commission eligible trades: 1.00% on all purchases up to but not including $3 million, including those in amounts of less than $1 million; up to 0.50% on all purchases of $3 million up to but not including $50 million; and up to 0.25% on all purchases of $50 million or more.

Statement of Additional Information – Oct. 28, 2011	D-1

Appendix E

Legacy Columbia Funds

Legacy Columbia funds are funds that were branded Columbia or Columbia Acorn prior to Sept. 27, 2010.

Columbiasm Acorn® Fund
Columbia Acorn Emerging Markets Fund
Columbia Acorn European Fund
Columbia Acorn International
Columbia Acorn International Select
Columbia Acorn Select
Columbia Acorn USA
Columbia Balanced Fund
Columbia Bond Fund
Columbia California Intermediate Municipal Bond Fund
Columbia California Tax-Exempt Fund
Columbia Connecticut Intermediate Municipal Bond Fund
Columbia Connecticut Tax-Exempt Fund
Columbia Contrarian Core Fund
Columbia Convertible Securities Fund
Columbia Corporate Income Fund (formerly known as Columbia Income Fund)
Columbia Dividend Income Fund
Columbia Emerging Markets Fund
Columbia Energy and Natural Resources Fund
Columbia Georgia Intermediate Municipal Bond Fund
Columbia Global Value Fund
Columbia Greater China Fund
Columbia High Yield Municipal Fund
Columbia High Yield Opportunity Fund
Columbia Intermediate Bond Fund
Columbia Intermediate Municipal Bond Fund
Columbia International Bond Fund
Columbia International Value Fund
Columbia Large Cap Core Fund
Columbia Large Cap Enhanced Core Fund
Columbia Large Cap Growth Fund
Columbia Large Cap Index Fund
Columbia Large Cap Value Fund
Columbia LifeGoal® Balanced Growth Portfolio
Columbia LifeGoal® Growth Portfolio
Columbia LifeGoal® Income and Growth Portfolio
Columbia LifeGoal® Income Portfolio
Columbia Marsico 21st Century Fund
Columbia Marsico Focused Equities Fund
Columbia Marsico Global Fund
Columbia Marsico Growth Fund
Columbia Marsico International Opportunities Fund
Columbia Maryland Intermediate Municipal Bond Fund
Columbia Massachusetts Intermediate Municipal Bond Fund
Columbia Massachusetts Tax-Exempt Fund
Columbia Masters International Equity Portfolio
Columbia Mid Cap Growth Fund
Columbia Mid Cap Index Fund
Columbia Mid Cap Value Fund
Columbia Multi-Advisor International Equity Fund
Columbia New Jersey Intermediate Municipal Bond Fund
Columbia New York Intermediate Municipal Bond Fund
Columbia New York Tax-Exempt Fund
Columbia North Carolina Intermediate Municipal Bond Fund
Columbia Oregon Intermediate Municipal Bond Fund
Columbia Overseas Value Fund
Columbia Pacific/Asia Fund
Columbia Real Estate Equity Fund
Columbia Rhode Island Intermediate Municipal Bond Fund
Columbia Select Large Cap Growth Fund
Columbia Select Small Cap Fund
Columbia Short Term Bond Fund
Columbia Short Term Municipal Bond Fund
Columbia Small Cap Core Fund
Columbia Small Cap Growth Fund I
Columbia Small Cap Growth Fund II
Columbia Small Cap Index Fund
Columbia Small Cap Value Fund I
Columbia Small Cap Value Fund II
Columbia South Carolina Intermediate Municipal Bond Fund
Columbia Strategic Income Fund
Columbia Strategic Investor Fund
Columbia Tax-Exempt Fund
Columbia Technology Fund
Columbiasm Thermostat Fund®
Columbia U.S. Treasury Index Fund
Columbia Value and Restructuring Fund
Columbia Virginia Intermediate Municipal Bond Fund
Columbia World Equity Fund

Statement of Additional Information – Oct. 28, 2011	E-1

Appendix F

Legacy RiverSource Funds

Legacy RiverSource funds include RiverSource, Seligman and Threadneedle funds, funds renamed effective Sept. 27, 2010 to bear the Columbia brand, and certain other funds. Prior fund names are noted in parenthesis.

Columbia 120/20 Contrarian Equity Fund (formerly known as RiverSource 120/20 Contrarian Equity Fund)
Columbia Absolute Return Currency and Income Fund (formerly known as RiverSource Absolute Return Currency and Income Fund)
Columbia AMT-Free Tax-Exempt Bond Fund (formerly known as RiverSource Tax-Exempt Bond Fund)
Columbia Asia Pacific ex-Japan Fund (formerly known as Threadneedle Asia Pacific Fund)
Columbia Diversified Bond Fund (formerly known as RiverSource Diversified Bond Fund)
Columbia Diversified Equity Income Fund (formerly known as RiverSource Diversified Equity Income Fund)
Columbia Dividend Opportunity Fund (formerly known as RiverSource Dividend Opportunity Fund)
Columbia Emerging Markets Bond Fund (formerly known as RiverSource Emerging Markets Bond Fund)
Columbia Emerging Markets Opportunity Fund (formerly known as Threadneedle Emerging Markets Fund)
Columbia Equity Value Fund (formerly known as RiverSource Equity Value Fund)
Columbia European Equity Fund (formerly known as Threadneedle European Equity Fund)
Columbia Floating Rate Fund (formerly known as RiverSource Floating Rate Fund)
Columbia Frontier Fund, Inc. (formerly known as Seligman Frontier Fund, Inc.)
Columbia Global Bond Fund (formerly known as RiverSource Global Bond Fund)
Columbia Global Equity Fund (formerly known as Threadneedle Global Equity Fund)
Columbia Global Extended Alpha Fund (RiverSource Global Extended Alpha Fund)
Columbia Government Money Market Fund, Inc. (formerly known as RiverSource Government Money Market Fund, Inc.)
Columbia High Yield Bond Fund (formerly known as RiverSource High Yield Bond Fund)
Columbia Income Builder Fund (formerly known as RiverSource Income Builder Basic Income Fund)
Columbia Income Opportunities Fund (formerly known as RiverSource Income Opportunities Fund)
Columbia Inflation Protected Securities Fund (formerly known as RiverSource Inflation Protected Securities Fund)
Columbia Large Core Quantitative Fund (formerly known as RiverSource Disciplined Equity Fund)
Columbia Large Growth Quantitative Fund (formerly known as RiverSource Disciplined Large Cap Growth Fund)
Columbia Large Value Quantitative Fund (formerly known as RiverSource Disciplined Large Cap Value Fund)
Columbia Limited Duration Credit Fund (formerly known as RiverSource Limited Duration Bond Fund)
Columbia Marsico Flexible Capital Fund
Columbia Mid Cap Growth Opportunity Fund (formerly known as RiverSource Mid Cap Growth Fund)
Columbia Mid Cap Value Opportunity Fund (formerly known as RiverSource Mid Cap Value Fund)
Columbia Minnesota Tax-Exempt Fund (formerly known as RiverSource Minnesota Tax-Exempt Fund)
Columbia Money Market Fund (formerly known as RiverSource Cash Management Fund)
Columbia Multi-Advisor International Value Fund (formerly known as RiverSource Partners International Select Value Fund)
Columbia Multi-Advisor Small Cap Value Fund (formerly known as RiverSource Partners Small Cap Value Fund)
Columbia Portfolio Builder Aggressive Fund (formerly known as RiverSource Portfolio Builder Aggressive Fund)
Columbia Portfolio Builder Conservative Fund (formerly known as RiverSource Portfolio Builder Conservative Fund)
Columbia Portfolio Builder Moderate Aggressive Fund (formerly known as RiverSource Portfolio Builder Moderate Aggressive Fund)
Columbia Portfolio Builder Moderate Conservative Fund (formerly known as RiverSource Portfolio Builder Moderate Conservative Fund)
Columbia Portfolio Builder Moderate Fund (formerly known as RiverSource Portfolio Builder Moderate Fund)
Columbia Recovery and Infrastructure Fund (formerly known as RiverSource Recovery and Infrastructure Fund)
Columbia Retirement Plus 2010 Fund (formerly known as RiverSource Retirement Plus 2010 Fund)
Columbia Retirement Plus 2015 Fund (formerly known as RiverSource Retirement Plus 2015 Fund)
Columbia Retirement Plus 2020 Fund (formerly known as RiverSource Retirement Plus 2020 Fund)
Columbia Retirement Plus 2025 Fund (formerly known as RiverSource Retirement Plus 2025 Fund)
Columbia Retirement Plus 2030 Fund (formerly known as RiverSource Retirement Plus 2030 Fund)
Columbia Retirement Plus 2035 Fund (formerly known as RiverSource Retirement Plus 2035 Fund)
Columbia Retirement Plus 2040 Fund (formerly known as RiverSource Retirement Plus 2040 Fund)
Columbia Retirement Plus 2045 Fund (formerly known as RiverSource Retirement Plus 2045 Fund)
Columbia Select Large-Cap Value Fund (formerly known as Seligman Large-Cap Value Fund)
Columbia Select Smaller-Cap Value Fund (formerly known as Seligman Smaller-Cap Value Fund)

Statement of Additional Information – Oct. 28, 2011	F-1

Columbia Seligman Communications and Information Fund, Inc. (formerly known as Seligman Communications and Information Fund, Inc.)
Columbia Seligman Global Technology Fund (formerly known as Seligman Global Technology Fund)
Columbia Short-Term Cash Fund (formerly known as RiverSource Short-Term Cash Fund)
Columbia Strategic Allocation Fund (formerly known as RiverSource Strategic Allocation Fund)
Columbia U.S. Government Mortgage Fund (formerly known as RiverSource U.S. Government Mortgage Fund)

S-6500 DD (10/11)

Statement of Additional Information – Oct. 28, 2011	F-2